Filed under Rule 497 (C)
File Nos. 33-49552 and 811-6740

CitiSM Institutional Liquid Reserves—Class A Shares

CitiSM Institutional Cash Reserves—Class O Shares

CitiSM Institutional U.S. Treasury Reserves

CitiSM Institutional Tax Free Reserves

Supplement dated April 16, 2007

to Prospectus dated December 31, 2006

The attached prospectus is now dated April 16, 2007.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, each fund assumed the assets and liabilities of a predecessor fund with the same name. The funds are now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly fixed income-type funds. The prospectus is supplemented as shown below to reflect this change. Any information in the prospectus relating to a fund prior to the date of this prospectus refers to the fund’s predecessor.

Performance Information

The summary performance information shown below and in the prospectus is that of each fund’s predecessor.

CITI INSTITUTIONAL LIQUID RESERVES

Annual Total Returns — Class A

                Calendar Year Ended December 31

Fund’s Highest And Lowest Returns

For Calendar Quarters Covered by the Bar Chart

		Quarter Ending
Highest	1.65%	9/30/00
Lowest	0.24%	6/30/04

Average Annual Total Returns

As of December 31, 2006

	1 Year	5 Years	10 Years
Class A
Citi Institutional Liquid Reserves	4.99%	2.48%	3.95%

iMoneyNet 1st Tier Institutional Taxable Money Market Funds Average	4.79%	2.20%	3.73%

CITI INSTITUTIONAL CASH RESERVES

Annual Total Returns — Class O

                Calendar Year Ended December 31

Fund’s Highest And Lowest Returns

For Calendar Quarters Covered by the Bar Chart

Class O		Quarter Ending
Highest	1.32%	12/31/06
Lowest	0.24%	3/31/04

Average Annual Total Returns

As of December 31, 2006

	1 Year	Since Inception of Class 10/2/2002
Class O
Citi Institutional Cash Reserves	5.02%	2.57%

iMoneyNet AAA-rated 1st Tier Institutional Money Market Funds Average	4.82%	*

*	Information regarding performance for this period is not available.

CITI INSTITUTIONAL U.S. TREASURY RESERVES

Annual Total Returns — Class A

                Calendar Year Ended December 31

Fund’s Highest And Lowest Returns

For Calendar Quarters Covered by the Bar Chart

		Quarter Ending
Highest	1.54%	12/31/00
Lowest	0.17%	3/31/04

Average Annual Total Returns

As of December 31, 2006

	1 Year	5 Years	10 Years
Class A
Citi Institutional U.S. Treasury Reserves	4.59%	2.14%	3.49%

iMoneyNet Institutional 100% U.S. Treasury Rated Money Market Funds Average	4.39%	1.96%	3.37%

CITI INSTITUTIONAL TAX FREE RESERVES

Annual Total Returns

                Calendar Year Ended December 31

Fund’s Highest And Lowest Returns

For Calendar Quarters Covered by the Bar Chart

		Quarter Ending
Highest	1.04%	6/30/00
Lowest	0.18%	9/30/03

Average Annual Total Returns

As of December 31, 2006

	1 Year	5 Years	Since Inception of Class May 21,1997
Citi Institutional Tax Free Reserves	3.27%	1.76%	2.52%
iMoneyNet Institutional Tax Free Money Market Funds Average	3.06%	1.52%	*

*	Information regarding performance for this period is not available.

Management—Other Information

The paragraph beneath the heading “Other Information” in the “Management” section of the prospectus is deleted.

Financial Highlights

The financial information shown in the “Financial Highlights” section of the prospectus is that of each fund’s predecessor.

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds and investment advisers. Legg Mason and its affiliates, as well as the funds’ investment manager, are not affiliated with Citigroup. Investments in the funds are not bank deposits or obligations of Citibank.

FD04163

Prospectus

CitiSM Institutional Liquid Reserves

CLASS A SHARES

CitiSM Institutional Cash Reserves

CLASS O SHARES

CitiSM Institutional U.S. Treasury Reserves

CitiSM Institutional Tax Free Reserves

December 31, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds and investment advisers. Legg Mason and its affiliates, as well as the Funds’ investment manager, are not affiliated with Citigroup. Investments in the Funds are not bank deposits or obligations of Citibank.

Funds At A Glance

Each of the Funds described in this prospectus is a money market fund. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. The Funds try to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

Each Fund has its own goals and investment strategies and each offers a different mix of investments. Of course, there is no assurance that any Fund will achieve its investment goals.

4

Citi Institutional Liquid Reserves

This summary briefly describes Citi Institutional Liquid Reserves and the principal risks of investing in it. For more information, see More About The Funds on page 27.

Fund Goal

The Fund’s goal is to provide its shareholders with liquidity and as high a level of current income as is consistent with the preservation of capital. Of course, there is no assurance that the Fund will achieve its goal.

Main Investment Strategies

Citi Institutional Liquid Reserves invests only in high quality, short-term money market instruments denominated in U.S. dollars. These may include:

•	obligations of U.S. and non-U.S. banks;

•	commercial paper and asset-backed securities;

•	short-term obligations of the U.S. government and its agencies and instrumentalities, and repurchase agreements for these obligations; and

•	obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada.

The Fund may invest more than 25% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances.

Please note that the Fund invests in securities through an underlying mutual fund.

Main Risks

Investing in a mutual fund involves risk. Although Citi Institutional Liquid Reserves seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Please remember that an investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks of investing in the Fund are described below. Please note that there are many other factors that could adversely affect your investment, and that could prevent the Fund from achieving its goals; these other factors are not described here. More information about risks appears in the Fund’s Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

Yield Fluctuation. The Fund invests in short-term money market instruments. As a result, the amount of income paid to you by the Fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, as they have been recently, the Fund’s expenses could absorb all or a significant portion of the Fund’s income.

Credit Risk. The Fund invests in debt securities that are rated, when the Fund buys them, in the highest short-term rating category by nationally recognized rating agencies or, if unrated, in the Subadviser’s opinion are of comparable quality. However, it is possible that some issuers will be unable to make the required payments on debt securities held by

5

the Fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers. A default on an investment held by the Fund could cause the value of your investment in the Fund to decline.

Interest Rate And Market Risk. A major change in interest rates or a significant decline in the market value of a Fund investment, or other market event, could cause the value of your investment in the Fund, or its yield, to decline.

Foreign Securities. You should be aware that investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by the Fund or issuers of securities, and political or social instability. In addition, foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. As a result, there may be rapid changes in the value of foreign securities. Foreign markets also may offer less protection to investors, such as the Fund.

Concentration In The Banking Industry. Citi Institutional Liquid Reserves may concentrate in bank obligations. This means that an investment in the Fund may be particularly susceptible to adverse events affecting the banking industry. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. Banks also depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get in financial trouble, their failure to repay the bank will also affect the bank’s financial situation.

6

Fund Performance

The following bar chart and table can help you evaluate the risks and performance of the Fund. The bar chart shows the total returns of the Fund’s Class A shares for the calendar years indicated. The table compares the average annual returns for the Fund’s Class A shares to the performance of the iMoneyNet 1st Tier Institutional Taxable Money Market Funds Average.

The Fund has authorized three classes of shares. Only Class A shares are offered by this prospectus. You should note that the performance of a class will vary, depending upon the expense level for that class.

Please remember that the Fund’s past performance is not necessarily an indication of how it will perform in the future. The Fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the Fund’s performance may go down. For current yield information, please call 1-800-331-1792, toll-free, or contact your account representative.

CITI INSTITUTIONAL LIQUID RESERVES

Annual Total Returns — Class A

Calendar Year Ended December 31

As of September 30, 2006, the Class A shares had a year-to-date return of 3.61%.

Fund’s Highest And Lowest Returns

For Calendar Quarters Covered by the Bar Chart

		Quarter Ending
Highest	1.65%	9/30/00
Lowest	0.24%	6/30/04

Average Annual Total Returns

As of December 31, 2005

	1 Year	5 Years	10 Years
Class A
Citi Institutional Liquid Reserves	3.20%	2.34%	4.00%

iMoneyNet 1st Tier Institutional Taxable Money Market Funds Average	2.92%	2.08%	3.79%

7

Fund Fees And Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class A shares of the Fund.

CITI INSTITUTIONAL LIQUID RESERVES

Fee Table
Shareholder Fees – Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None

Annual Fund Operating Expenses(1) Expenses That Are Deducted From Fund Assets
Management Fees(2)	0.18%
Distribution (12b-1) Fees (includes service fees)	0.10%
Other Expenses	0.03%
Total Annual Operating Expenses*	0.31%
* Because of voluntary waivers and/or reimbursements, actual total operating expenses are not expected to exceed:	0.20%
These voluntary fee waivers and reimbursements may be reduced or terminated at any time.

(1)  The Fund invests in securities through an underlying mutual fund, Liquid Reserves Portfolio. This table reflects the direct expenses of the Fund and its allocated share of expenses of Liquid Reserves Portfolio.

(2) The Fund pays management fees at an annual rate that decreases as Fund assets increase in accordance with the following breakpoint schedule:

Average Daily Net Assets	Management Fee Rate
First $ 1 billion	0.250%
Next $1 billion	0.225%
Next $3 billion	0.200%
Next $5 billion	0.175%
Over $10 billion	0.150%

EXAMPLE

This example helps you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated;

•	you reinvest all dividends;

•	you then sell all of your shares at the end of those periods;

•	your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund’s future performance; and

•	the Fund’s operating expenses as shown in the table remain the same — the example does not include voluntary waivers and reimbursements.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Citi Institutional Liquid Reserves	1 Year	3 Years	5 Years	10 Years
Class A Shares	$32	$100	$174	$394

8

Citi Institutional Cash Reserves

This summary briefly describes Citi Institutional Cash Reserves and the principal risks of investing in it. For more information, see More About The Funds on page 27.

Fund Goal

The Fund’s goal is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital. Of course, there is no assurance that the Fund will achieve its goal.

Main Investment Strategies

The Fund invests only in high quality, short-term money market instruments denominated in U.S. dollars. These may include:

•	obligations of U.S. and non-U.S. banks;

•	commercial paper and asset backed securities;

•	short-term obligations of the U.S. government and its agencies and instrumentalities, and repurchase agreements for these obligations; and

•	obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada.

The Fund may invest more than 25% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances.

Please note that the Fund invests in securities through an underlying mutual fund.

Main Risks

Investing in a mutual fund involves risk. Although Citi Institutional Cash Reserves seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Please remember that an investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks of investing in the Fund are described below. Please note that there are many other factors that could adversely affect your investment, and that could prevent the Fund from achieving its goals; these other factors are not described here. More information about risks appears in the Fund’s Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

Yield Fluctuation. The Fund invests in short term money market instruments. As a result, the amount of income paid to you by the Fund will go up or down depending on day-to-day variations in short term interest rates. Investing in high quality, short term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, as they have been recently, the Fund’s expenses could absorb all or a significant portion of the Fund’s income.

Credit Risk. The Fund invests in debt securities that are rated, when the Fund buys them, in the highest short term rating category by nationally recognized rating agencies or, if unrated, in the Subadviser’s opinion are of comparable quality. However, it is possible that some issuers will be unable to make the required payments on debt securities held by the Fund. Debt securities also go up or down

9

in value based on the perceived creditworthiness of issuers. A default on an investment held by the Fund could cause the value of your investment in the Fund, or its yield, to decline.

Interest Rate And Market Risk. A major change in interest rates or a significant decline in the market value of a Fund investment, or other market event, could cause the value of your investment in the Fund, or its yield, to decline.

Foreign Securities. You should be aware that investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by the Fund or issuers of securities, and political or social instability. In addition, foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. As a result, there may be rapid changes in the value of foreign securities. Non-U.S. markets also may offer less protection to investors, such as the Fund.

Concentration In The Banking Industry. Citi Institutional Cash Reserves may concentrate in bank obligations. This means that an investment in the Fund may be particularly susceptible to adverse events affecting the banking industry. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. Banks also depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get in financial trouble, their failure to repay the bank will also affect the bank’s financial situation.

10

Fund Performance

The following bar chart and table can help you evaluate the risks and performance of the Fund. The bar chart shows the total return of the Fund’s Class O shares for the calendar years indicated. The table compares the average annual returns for Class O shares of the Fund to the performance of the iMoneyNet AAA-rated 1st Tier Institutional Money Market Funds Average.

Please remember that the Fund’s past performance is not necessarily an indication of how it will perform in the future. The Fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the Fund’s performance may go down. For current yield information, please call 1-800-331-1792 toll-free, or contact your account representative.

The Fund has authorized five classes of shares. Only Class O shares are offered by this prospectus. You should note that the performance of a class will vary, depending upon the expense level for that class.

CITI INSTITUTIONAL CASH RESERVES

Annual Total Returns — Class O

Calendar Year Ended December 31

As of September 30, 2006, the Class O shares had a year-to-date return of 3.65%.

Fund’s Highest And Lowest Returns

For Calendar Quarters Covered by the Bar Chart

Class O		Quarter Ending
Highest	0.98%	12/31/05
Lowest	0.24%	3/31/04

Average Annual Total Returns

As of December 31, 2005

	1 Year	Since Inception of Class 10/2/2002
Class O
Citi Institutional Cash Reserves	3.19%	1.83%

iMoneyNet AAA-rated 1st Tier Institutional Money Market Funds Average	2.96%	*

*	Information regarding performance for this period is not available.

11

Fund Fees And Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class O shares of the Fund.

CITI INSTITUTIONAL CASH RESERVES

Fee Table
Shareholder Fees – Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None

Annual Fund Operating Expenses(1) Expenses That Are Deducted From Fund Assets
Class O
Management Fees	0.20%
Distribution (12b-1) Fees (includes service fees)	0.60%
Other Expenses	0.04%
Total Annual Operating Expenses*	0.84%
* Because of voluntary waivers and/or reimbursements, actual total operating expenses are expected to be:	0.15%
These voluntary fee waivers and reimbursements may be reduced or terminated at any time.

(1)  The Fund invests in securities through an underlying mutual fund, Prime Cash Reserves Portfolio. The table reflects the direct expenses of the Fund and its allocated share of expenses of Prime Cash Reserves Portfolio.

EXAMPLE

This example helps you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated;

•	you reinvest all dividends;

•	you then sell all of your shares at the end of those periods;

•	your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund’s future performance;

•	and the Fund’s operating expenses as shown in the table remain the same — the example does not include voluntary waivers and reimbursements.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Citi Institutional Cash Reserves	1 Year	3 Years	5 Years	10 Years
Class O Shares	$86	$268	$466	$1038

12

Citi Institutional U.S. Treasury Reserves

This summary briefly describes Citi Institutional U.S. Treasury Reserves and the principal risks of investing in it. For more information, see More About The Funds on page 27.

Fund Goal

The Fund’s goal is to provide its shareholders with liquidity and as high a level of current income from U.S. government obligations as is consistent with the preservation of capital. Of course, there is no assurance that the Fund will achieve its goal.

Main Investment Strategies

Citi Institutional U.S. Treasury Reserves under normal circumstances invests all of its assets in:

•	U.S. Treasury bills, notes and bonds;

•	Treasury receipts; and

•	securities issued by U.S. government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Treasury.

Although the Fund is permitted to maintain a weighted average maturity of up to 90 days, under normal conditions the Fund will maintain a shorter maturity. The Fund may not generate as high a yield as other funds with longer weighted average maturities.

Please note that the Fund invests in securities through an underlying mutual fund.

Main Risks

Investing in a mutual fund involves risk. Although Citi Institutional U.S. Treasury Reserves seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Please remember that an investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks of investing in the Fund are described below. Please note that there are many other factors that could adversely affect your investment, and that could prevent the Fund from achieving its goals; these other factors are not described here. More information about risks appears in the Fund’s Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

Yield Fluctuation. The Fund invests in short term money market instruments. As a result, the amount of income paid to you by the Fund will go up or down depending on day-to-day variations in short term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, as they have been recently, the Fund’s expenses could absorb all or a significant portion of the Fund’s income.

Interest Rate And Market Risk. A major change in interest rates or a significant decline in the market value of a Fund investment, or other market event, could cause the value of your investment in the Fund, or its yield, to decline.

13

Fund Performance

The following bar chart and table can help you evaluate the risks and performance of the Fund. The bar chart shows the total returns of the Fund’s Class A shares for the calendar years indicated. The table compares the average annual returns for the Fund’s Class A shares to the performance of the iMoneyNet Institutional 100% U.S. Treasury Rated Money Market Funds Average. As of January 1, 2003, all of the Fund’s outstanding shares were designated Class A shares.

Please remember that the Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. The Fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the Fund’s performance may go down. For current yield information, please call 1-800-331-1792, toll-free, or contact your account representative.

CITI INSTITUTIONAL U.S. TREASURY RESERVES

Annual Total Returns — Class A

Calendar Year Ended December 31

As of September 30, 2006, the Class A shares had a year-to-date return of 3.33%.

Fund’s Highest And Lowest Returns

For Calendar Quarters Covered by the Bar Chart

		Quarter Ending
Highest	1.54%	12/31/00
Lowest	0.17%	3/31/04

Average Annual Total Returns

As of December 31, 2005

	1 Year	5 Years	10 Years
Class A
Citi Institutional U.S. Treasury Reserves	2.79%	2.00%	3.54%

iMoneyNet Institutional 100% U.S. Treasury Rated Money Market Funds Average	2.57%	1.85%	3.39%

14

Fund Fees And Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class A shares of the Fund.

CITI INSTITUTIONAL U.S. TREASURY RESERVES

Fee Table
Shareholder Fees – Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None

Annual Fund Operating Expenses(1) Expenses That Are Deducted From Fund Assets
Management Fees(2)	0.25%
Distribution (12b-1) Fees (includes service fees)	0.10%
Other Expenses	0.03%
Total Annual Operating Expenses*	0.38%
* Because of voluntary waivers and/or reimbursements, actual total operating expenses are expected to be:	0.20%
These voluntary fee waivers and reimbursements may be reduced or terminated at any time.

(1)  The Fund invests in securities through an underlying mutual fund, U.S. Treasury Reserves Portfolio. This table reflects the direct expenses of the Fund and its allocated share of expenses of U.S. Treasury Reserves Portfolio.

(2) The Fund pays management fees at an annual rate that decreases as Fund assets increase in accordance with the following breakpoint schedule:

Average Daily Net Assets	Management Fee Rate
First $ 1 billion	0.250%
Next $1 billion	0.225%
Next $3 billion	0.200%
Next $5 billion	0.175%
Over $10 billion	0.150%

EXAMPLE

This example helps you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated;

•	you reinvest all dividends;

•	you then sell all of your shares at the end of those periods;

•	your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund’s future performance; and

•	the Fund’s operating expenses as shown in the table remain the same — the example does not include voluntary waivers and reimbursements.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Citi Institutional U.S. Treasury Reserves	1 Year	3 Years	5 Years	10 Years
Class A	$39	$123	$215	$482

15

Citi Institutional Tax Free Reserves

This summary briefly describes Citi Institutional Tax Free Reserves and the principal risks of investing in it. For more information, see More About The Funds on page 27.

Fund Goal

The Fund’s goals are to provide its shareholders with high levels of current income exempt from federal income taxes, preservation of capital and liquidity. Of course, there is no assurance that the Fund will achieve its goals.

Main Investment Strategies

•

Citi Institutional Tax Free Reserves invests primarily in high quality municipal obligations and in participation interests in these obligations issued by banks, insurance companies and other financial institutions. Municipal obligations are debt securities issued by states, cities and towns and other public entities or qualifying issuers. The interest paid on these debt securities is generally lower than the interest paid on taxable securities.

•

Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations and interests in municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax. Subject to this 80% policy, the Fund may invest in high quality securities that pay interest that is subject to federal income tax or federal alternative minimum tax.

•	The Fund may invest more than 25% of its assets in participation interests in municipal obligations that are issued by banks and/or backed by bank obligations.

Please note that the Fund invests in securities through an underlying mutual fund.

Main Risks

Investing in a mutual fund involves risk. Although Citi Institutional Tax Free Reserves seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Please remember that an investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks of investing in the Fund are described below. Please note that there are many other factors that could adversely affect your investment, and that could prevent the Fund from achieving its goals; these other factors are not described here. More information about risks appears in the Fund’s Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

Yield Fluctuation. The Fund invests in short-term money market instruments. As a result, the amount of income paid to you by the Fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, as they have been recently, the Fund’s expenses could absorb all or a significant portion of the Fund’s income.

Credit Risk. The Fund invests in debt securities that are rated, when the Fund buys them, in one of the two highest short-term rating categories

16

by nationally recognized rating agencies or, if unrated, in the Subadviser’s opinion are of comparable quality. However, it is possible that some issuers will be unable to make the required payments on debt securities held by the Fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers. A default on an investment held by the Fund could cause the value of your investment in the Fund to decline.

Interest Rate And Market Risk. A major change in interest rates or a significant decline in the market value of a Fund investment, or other market event, could cause the value of your investment in the Fund, or its yield, to decline.

Non-Diversified Status. Although the Fund is a non-diversified mutual fund, which means it may invest its assets in securities of a limited number of issuers, the Fund’s operating policy is to comply with the more restrictive diversification requirements applicable to money market funds.

Concentration In The Banking Industry. Citi Institutional Tax Free Reserves may concentrate in participation interests in municipal obligations that are issued by banks and/or backed by bank obligations. This means that an investment in the Fund may be particularly susceptible to adverse events affecting the banking industry. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. Banks also depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get in financial trouble, their failure to repay the bank will also affect the bank’s financial situation.

17

Fund Performance

The following bar chart and table can help you evaluate the risks and performance of the Fund. The bar chart shows the Fund’s total returns for the calendar years indicated. The table compares the average annual returns for the Fund to the performance of the iMoneyNet Institutional Tax Free Money Market Funds Average.

Please remember that the Fund’s past performance is not necessarily an indication of how it will perform in the future. The Fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the Fund’s performance may go down. For current yield information, please call 1-800-331-1792, toll-free, or contact your account representative.

CITI INSTITUTIONAL TAX FREE RESERVES

Annual Total Returns

Calendar Year Ended December 31

As of September 30, 2006, the Fund had a year-to-date return of 2.39%.

Fund’s Highest And Lowest Returns

For Calendar Quarters Covered by the Bar Chart

		Quarter Ending
Highest	1.04%	6/30/00
Lowest	0.18%	9/30/03

Average Annual Total Returns

As of December 31, 2005

	1 Year	5 Years	Since Inception of Class May 21, 1997
Citi Institutional Tax Free Reserves	2.25%	1.66%	2.43%

iMoneyNet Institutional Tax Free Money Market Funds Average	2.02%	1.43%	*

*	Information regarding performance for this period is not available.

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Fund Fees And Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

CITI INSTITUTIONAL TAX FREE RESERVES

Fee Table
Shareholder Fees – Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None

Annual Fund Operating Expenses(1) Expenses That Are Deducted From Fund Assets
Management Fees(2)	0.25%
Distribution (12b-1) Fees (includes service fees)	0.10%
Other Expenses	0.03%
Total Annual Operating Expenses*	0.38%
* Because of voluntary waivers and/or reimbursements, actual total operating expenses are expected to be:	0.20%
These voluntary fee waivers and reimbursements may be reduced or terminated at any time.

(1)  The Fund invests in securities through an underlying mutual fund, Tax Free Reserves Portfolio. This table reflects the direct expenses of the Fund and its allocated share of expenses of Tax Free Reserves Portfolio.

(2) The Fund pays management fees at an annual rate that decreases as Fund assets increase in accordance with the following breakpoint schedule:

Average Daily Net Assets	Management Fee Rate
First $ 1 billion	0.250%
Next $1 billion	0.225%
Next $3 billion	0.200%
Next $5 billion	0.175%
Over $10 billion	0.150%

EXAMPLE

This example helps you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated;

•	you reinvest all dividends;

•	you sell all of your shares at the end of those periods;

•	your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund’s future performance;

•	and the Fund’s operating expenses as shown in the table remain the same — the example does not include voluntary waivers and reimbursements.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Citi Institutional Tax Free Reserves	1 Year	3 Years	5 Years	10 Years
	$39	$123	$213	$480

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Your Account

How To Buy Shares

Shares of the Funds are offered continuously and purchases may be made Monday through Friday, except on days on which the New York Stock Exchange (“NYSE”) is closed. The NYSE is closed on certain holidays listed in the SAI. Shares may be purchased from the Funds’ distributors, or from financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers (called Service Agents). For more information, or to purchase shares directly from a Fund, please call the Fund at 1-800-331-1792, toll-free.

Shares are purchased at net asset value (normally $1.00 per share) the next time it is calculated after your order and the purchase price in federal or other immediately available funds are received in proper form by the Fund. If you pay by check, your order is effective when the check clears. Each Fund and its distributors have the right to reject any purchase order or cease offering Fund shares at any time.

If you hold your shares through a Service Agent, your Service Agent will establish and maintain your account and be the shareholder of record. In the event that a Fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares. If you wish to transfer your account, you may only transfer it to another financial institution that acts as a Service Agent, or you may set up an account directly with the Fund’s co-transfer agent.

How The Price Of Your Shares Is Calculated

Each Fund calculates its net asset value (NAV) every day the NYSE is open for trading.

Institutional Liquid Reserves calculates its NAV at 4:00 p.m. Eastern time. Institutional Cash Reserves calculates its NAV at 5:00 p.m. Eastern time. Institutional U.S. Treasury Reserves calculates its NAV at 2:00 p.m. Eastern time. Institutional Tax Free Reserves calculates its NAV at 12:00 noon Eastern time.

On days when the financial markets in which the Funds invest close early, NAV may be calculated as of the earlier close of those markets. The Funds’ securities are valued at amortized cost, which is approximately equal to market value.

How To Sell Shares

You may sell (redeem) your shares Monday through Friday, except on days on which the NYSE is closed. The NYSE is closed on certain holidays listed in the SAI. You may make redemption requests in writing through the Funds’ co-transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. If your account application permits, you may also make redemption requests by telephone. All redemption requests must be in proper form, as determined by the co-transfer agent. Each Service Agent is responsible for promptly submitting redemption requests to the Funds’ co-transfer agent. For your protection, a Fund may request documentation for large redemptions or other unusual activity in your account.

A redemption request is deemed received on a business day if it is received prior to the time at which the Fund calculates its NAV on that

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business day. The price of any redemption of Fund shares will be the NAV (normally $1.00 per share) the next time it is calculated after your redemption request has been received. Fund shares are redeemed without a sales charge.

For Institutional Cash Reserves And Institutional Liquid Reserves Only: Other than as described below, you will receive your redemption proceeds in federal funds on the business day on which your redemption request is received, or if your redemption request is received by the co-transfer agent after 5:00 p.m., in the case of Institutional Cash Reserves, or 4:00 p.m., in the case of Institutional Liquid Reserves, on the next business day. However, if Fedwire or the applicable Federal Reserve Bank is closed on the day your redemption proceeds would otherwise be paid, payment of the redemption proceeds may be delayed one additional business day.

For All Other Funds: You will receive your redemption proceeds in federal funds normally on the business day on which your redemption request is received but in any event within seven days.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds delayed or postponed, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, or if an emergency exists as determined by the SEC.

The Funds have the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.

Your Service Agent may impose a minimum account balance requirement. If so, your Service Agent reserves the right to close your account if it falls below the required minimum balance. You will have 60 days to make an additional investment. If you do not increase your balance, your Service Agent may close your account and send the proceeds to you. Your shares will be sold at net asset value (normally $1.00 per share) on the day your account was closed. Please consult your Service Agent for more information.

The Funds may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

Exchanges

Shares of each of the Funds other than Citi Institutional Cash Reserves may be exchanged for shares of any other Fund offered in the CitiFunds family (primarily money market funds). You may place exchange orders through the co-transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. You may place exchange orders by telephone if your account application permits. The co-transfer agent or your Service Agent can provide you with more information.

There is no sales charge on shares you get through an exchange.

The exchange privilege may be changed or terminated at any time. You should be aware that you may have to pay taxes on your exchange.

Frequent Purchases And Redemptions Of Fund Shares

Money market funds are often used by investors for short term investments, in place of bank checking or saving accounts, or for cash man -

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agement purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the Board of Trustees of each of the Funds has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Boards also believe that money market funds, such as the Funds, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short term disparity between a Fund’s yield and current market yields, which could have the effect of reducing the Fund’s yield. In addition, frequent purchases and redemptions of a Fund’s shares could increase the Fund’s portfolio transaction costs and may interfere with the efficient management of the Fund’s portfolio, which could detract from the Fund’s performance.

United Kingdom Investors (Institutional Cash Reserves Only)

Institutional Cash Reserves has received an Order from the U.K. Financial Services Authority (the “FSA”) granting recognition under the U.K. Financial Services and Markets Act 2000. Any complaints from U.K. investors about the operation of the Fund may be made to the FSA. Investors in Institutional Cash Reserves are not covered by the Financial Services Compensation Scheme.

The Facilities Agent for Institutional Cash Reserves is Legg Mason International Equities Limited. The principal place of business of the Facilities Agent in the U.K. is Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB.

Dividends

Each Fund calculates its net income each business day when it calculates its NAV, and declares dividends for all of its shareholders of record. Shares begin to accrue dividends on the day your purchase order becomes effective. You will not receive dividends for the day on which your redemption order becomes effective. Dividends are distributed once a month, on or before the last business day of the month. Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional Fund shares.

Tax Matters

This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation.

Federal Taxation Of Distributions: For Institutional Liquid Reserves, Institutional Cash Reserves and Institutional U.S. Treasury Reserves, you normally will have to pay federal income tax on any dividends and other distributions you receive from a Fund, whether you take distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. The Funds do not expect any distributions to be treated as “qualified dividend income,” which is taxed at reduced rates. Some dividends paid in January may be taxable as if they had been paid the previous December.

For Institutional Tax Free Reserves, the Fund expects that most of its net income will be attributable to interest on municipal obligations. As a result, most of the Fund’s dividends to you will not be subject to federal income tax. However, the Fund may invest from time to time in taxable securities, and certain Fund

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dividends may affect the computation of the federal alternative minimum tax. It is also possible, but not intended, that the Fund may realize short-term or long-term capital gains or losses. Any distributions from interest earned by Institutional Tax Free Reserves on taxable securities or from any short-term capital gains will generally be taxable to you as ordinary income; distributions from net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) ordinarily will be taxable to you as long-term capital gains. Such distributions will be taxable whether you take distributions in cash or reinvest them in additional shares. The Fund does not expect any distributions to be treated as “qualified dividend income,” which is taxed at reduced rates. Some dividends paid in January may be taxable as if they had been paid the previous December.

Fund dividends which Institutional Tax Free Reserves designates as exempt interest dividends are taken into account in determining the amount of your social security and railroad retirement benefits, if any, that may be subject to federal income tax. In addition, you may not claim a deduction for interest on indebtedness you incurred or continued for the purpose of owning Fund shares. Shareholders who are, or who are related to, “substantial users” of facilities financed by private activity bonds should consult their tax advisers before buying Fund shares.

State And Local Taxes: Generally, you will have to pay state or local taxes on Fund dividends and other distributions, although distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes. Fund dividends that are not taxable to you for federal income tax purposes may still be taxable to you under the income or other tax laws of any state or local taxing authority. You should consult your tax adviser in this regard.

Taxation Of Transactions: If you sell Fund shares or exchange them for shares of another fund, it is generally considered a taxable event. However, you will not have any gain or loss on the sale or exchange so long as the Fund maintains a net asset value of $1.00 per share.

Foreign Shareholders: Each Fund will withhold U.S. federal income tax at the rate of 30% (or any lower applicable treaty rate) on taxable dividends and other payments subject to withholding taxes that are made to persons who are neither citizens nor residents of the United States. You may be able to arrange for a lower withholding rate under an applicable tax treaty by supplying the appropriate documentation required by a Fund. For Fund taxable years beginning in 2006 and 2007, a Fund will not withhold with respect to dividends designated as (a) interest-related dividends, to the extent such dividends are derived from that Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from that Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from interest and from original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. The Funds anticipate that substantially all distributions will be designated as interest-related dividends. Distributions received from a Fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

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Backup Withholding: The account application asks each new investor to certify that the investor’s Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for failing to report income to the IRS. A Fund may be required to withhold (and pay over to the IRS for your credit) a percentage of certain distributions it pays you if you fail to provide this information or otherwise violate IRS regulations. The backup withholding rate is scheduled to be 28% during 2007. Backup withholding will not, however, be applied to payments that have been subject to the withholding tax described in the preceding paragraph.

Management Of The Funds

Manager and Subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Manager”) is the Funds’ investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the Funds and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the Funds. Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the Funds as subadviser.

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2006, Western Asset’s total assets under management were approximately $545 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion.

Prior to August 1, 2006, Citi Fund Management Inc. (“CFM”) was the Funds’ investment manager. CFM is also a wholly-owned subsidiary of Legg Mason.

Management Fees

For the period from September 1, 2005 through July 31, 2006, CFM received, and for the period from August 1, 2006 through August 31, 2006, LMPFA received, the following fees as a percentage of average daily net assets after waivers:

	Fees paid to CFM 9/1/2005 – 7/31/2006	Fees Paid to LMPFA 8/1/2006 – 8/31/2006
Institutional Liquid Reserves	0.11%	0.00%
Institutional Cash Reserves	0.12%	0.11%
Institutional U.S. Treasury Reserves	0.17%	0.21%
Institutional Tax Free Reserves	0.17%	0.14%

Institutional Liquid Reserves pays management fees at the following rates based on assets under management: 0.250% on assets up to $1 billion, 0.225% on assets between $1 billion and $2 billion, 0.200% on assets between $2 billion and $5 billion, 0.175% on assets between $5 billion and $10 billion, and 0.150% on assets over $10 billion. Prior to October 1, 2005, the

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Fund paid management fees of 0.250% of the Fund’s average daily net assets.

Institutional Cash Reserves pays management fees of 0.20% of the Fund’s average daily net assets.

Institutional U.S. Treasury Reserves pays management fees at the following rates based on assets under management: 0.250% on assets up to $1 billion, 0.225% on assets between $1 billion and $2 billion, 0.200% on assets between $2 billion and $5 billion, 0.175% on assets between $5 billion and $10 billion, and 0.150% on assets over $10 billion. Prior to October 1, 2005, the Fund paid management fees of 0.250% of the Fund’s average daily net assets.

Institutional Tax Free Reserves pays management fees at the following rates based on assets under management: 0.250% on assets up to $1 billion, 0.225% on assets between $1 billion and $2 billion, 0.200% on assets between $2 billion and $5 billion, 0.175% on assets between $5 billion and $10 billion, and 0.150% on assets over $10 billion. Prior to October 1, 2005, the Fund paid management fees of 0.300% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of each Fund’s management agreement and subadvisory agreement is available in that Fund’s Annual Report for the fiscal year ended August 31, 2006.

Other Information

The Funds’ Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new Board, the grouping of the Funds for organizational and governance purposes with other funds in the fund complex that are predominantly fixed income funds, and adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also are being asked to approve investment matters, including standardized fundamental investment policies. Proxy materials describing these matters were mailed in October 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Distribution Arrangements

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the Funds’ Distributors.

The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

The Funds have adopted a 12b-1 plan for Class O shares of Institutional Cash Reserves, for Institutional Tax Free Reserves and for Class A shares of Institutional U.S. Treasury Reserves and Institutional Liquid Reserves under rule 12b-1 of the Investment Company Act of 1940. Each of the Funds other than Citi Institutional Tax Free Reserves and Citi Institutional U.S. Treasury Reserves currently offers other classes of shares with different expense levels that are not offered through this prospectus.

The 12b-1 plan allows the applicable Fund (other than Citi Institutional Cash Reserves) to pay a monthly fee not to exceed 0.10% per year of the average daily net assets of the shares covered by the plan. The 12b-1 plan adopted by Citi Institutional Cash Reserves pertaining to Class O shares allows the Fund to pay a

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monthly fee not to exceed 0.60% per year of the average daily net assets of the shares covered by the plan. These fees may be used to make payments to the Distributors and to Service Agents or others as compensation for the sale of Fund shares, and to make payments for advertising, marketing or other promotional activity, or for providing personal service or the maintenance of shareholder accounts. Because fees under the plan are paid out of a Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, the Distributors and/or their affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The Distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the Distributors and may be substantial. The Manager or its affiliates may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the Funds’ Distributors, affiliates of the Manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Recent Developments

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an admin istrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

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SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Manager does not believe that this matter will have a material adverse effect on the Affected Funds.

The Funds are not Affected Funds, and therefore did not implement the transfer agent arrangements described above. The Funds have not and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

More About The Funds

The Funds’ goals, principal investments and risks are summarized in Funds At A Glance. More information on investments and investment strategies appears below.

Principal Investment Strategies

Each Fund’s principal investment strategies are the strategies that, in the opinion of its portfolio managers, are most likely to be important in trying to achieve its investment goals. Of course, there can be no assurance that any Fund will achieve its goals. Please note that each Fund may also use strategies and invest in securities that are described in the Statement of Additional Information. A Fund may not use all of the strategies and techniques or invest in all of the types of securities described in the Prospectus or in the Statement of Additional Information.

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Each Fund has specific investment policies and procedures designed to maintain a constant net asset value of $1.00 per share. Each Fund also complies with industry regulations that apply to money market funds. These regulations require that each Fund’s investments mature or be deemed to mature within 397 days from the date purchased and that the average maturity of each Fund’s investments (on a dollar-weighted basis) be 90 days or less. In addition, all of the Funds’ investments must be in U.S. dollar-denominated high quality securities which have been determined by the Subadviser to present minimal credit risks. To be high quality, a security (or its issuer) must be rated in one of the two highest short-term rating categories by nationally recognized rating agencies, such as Moody’s or Standard & Poor’s, or, if unrated, in the Subadviser’s opinion be of comparable quality. Investors should note that within these two rating categories there may be sub-categories or gradations indicating relative quality. If the credit quality of a security deteriorates after a Fund buys it, the portfolio managers will decide whether the security should be held or sold.

Money market instruments in which the Funds may invest include instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features, and may take the form of participation interests or receipts in an underlying security, in some cases backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, or may represent the right to receive only the interest or principal component on the underlying security. These instruments may be considered to be derivatives.

What Are Money Market Instruments?

Money Market Instruments are short-term IOUs issued by banks or other issuers, the U.S. or a foreign government, or state or local governments. Money market instruments generally have maturity dates of 13 months or less. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand notes (where the interest rate is reset periodically and the holder may demand payment from the issuer at any time), fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed securities (which are backed by pools of accounts receivable such as car installment loans or credit card receivables) and repurchase agreements. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed upon interest rate.

Citi Institutional Liquid Reserves invests in high quality U.S. dollar-denominated money market instruments of U.S. and non-U.S. issuers. These obligations include U.S. government obligations, obligations of U.S. and non-U.S. banks, obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada, commercial paper, asset-backed securities and repurchase agreements. The Fund’s U.S. government obligations may include U.S. Treasury bills, bonds and notes and obligations of U.S. government agencies and instrumentalities that may, but need not, be backed by the full faith and credit of the United States. The Fund may invest more than 25% of its assets in bank obligations, including certificates of deposit, fixed time deposits and bankers’ acceptances. The Fund’s investment goals and policies may be changed without a shareholder vote.

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Citi Institutional Liquid Reserves and Citi Institutional Cash Reserves have adopted investment policies that are more restrictive than the regulations. These investment policies require that all of the Fund’s investments be in U.S. dollar denominated “first-tier” securities which have been determined by the Subadviser to present minimal credit risks. To be a “first-tier” security, a security (or its issuer) must be rated in the highest short-term rating category by nationally recognized ratings agencies, or, if unrated, in the Subadviser’s opinion, be of comparable quality. Investors should note that within this rating category there may be subcategories or gradations indicating relative quality. If the credit quality of a security deteriorates after the Fund buys it, the portfolio managers will decide whether the security should be held or sold.

Citi Institutional Cash Reserves invests in high quality U.S. dollar-denominated money market instruments of U.S. and non-U.S. issuers. These obligations include U.S. government obligations, obligations of U.S. and non-U.S. banks, obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada, commercial paper, asset backed securities and repurchase agreements. The Fund’s U.S. government obligations may include U.S. Treasury bills, bonds and notes and obligations of U.S. government agencies and instrumentalities that may, but need not, be backed by the full faith and credit of the United States. The Fund may invest more than 25% of its assets in bank obligations, including certificates of deposit, fixed time deposits and bankers’ acceptances.

Although Citi Institutional Cash Reserves is permitted to maintain a weighted average maturity of up to 90 days, under normal conditions the Fund will maintain a shorter maturity. The Fund may not generate as high a yield as other funds with longer weighted average maturities. The Fund’s investment goals and policies may be changed without a shareholder vote.

Citi Institutional U.S. Treasury Reserves invests in U.S. Treasury bills, bonds, notes and receipts. Treasury receipts are interest coupons on other U.S. Treasury obligations. This Fund may also invest in short-term obligations of U.S. government agencies and instrumentalities, but only if the obligations are backed by the full faith and credit of the United States Treasury. The Fund’s investment goals and policies may be changed without a shareholder vote. Although the Fund invests in U.S. government obligations, an investment in the Fund is neither insured nor guaranteed by the U.S. government.

Under normal market conditions, Citi Institutional Tax Free Reserves invests at least 80% of its assets in municipal obligations and participation or other interests in municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax. This policy may not be changed without a shareholder vote.

Subject to this 80% policy, Citi Institutional Tax Free Reserves may also invest in municipal obligations that are subject to federal alternative minimum tax. The Fund may also invest in taxable money market instruments, particularly if the after-tax return on those securities is greater than the return on municipal money market instruments. The Fund’s taxable investments will be comparable in quality to its municipal investments. Under normal circumstances, not more than 20% of the Fund’s assets are invested in taxable instruments. These investments would cause the amount of

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the Fund’s income that is subject to tax to increase. Except for its 80% policy, the Fund’s investment goals and policies may be changed without a shareholder vote.

Municipal obligations bought by the Fund must be rated in the highest two rating categories of nationally recognized rating agencies or determined by the Fund to be of comparable quality.

What Are Municipal Obligations?

Municipal obligations are fixed and variable rate obligations issued by or on behalf of states and municipal governments, Puerto Rico and other U.S. territories, and their authorities, agencies, instrumentalities and political subdivisions, and by other qualifying issuers. The interest on these obligations is exempt from federal income tax, but is generally lower than the interest paid on taxable securities.

Longer term municipal obligations (municipal bonds) generally are issued to raise funds for construction or to retire previous debt. Short-term obligations (municipal notes or commercial paper) may be issued to finance short term cash needs in anticipation of receipt of tax and other revenues.

Citi Institutional Tax Free Reserves may invest in both “general obligation” securities, which are backed by the full faith, credit and taxing power of the issuer, and in “revenue” securities, which are payable only from revenues from a specific project or another revenue source. The Fund also may invest in private activity bonds, which fund privately operated industrial facilities. Payment on these bonds generally is made from payments by the operators of the facilities and is not backed by the taxing authority of the issuing municipality. The Fund may invest in municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

Citi Institutional Tax Free Reserves may purchase municipal obligations under arrangements (called stand-by commitments) where it can sell the securities at an agreed-upon price and date under certain circumstances. The Fund can also purchase securities under arrangements (called when-issued or forward-delivery basis) where the securities will not be delivered immediately. The Fund will set aside the assets to pay for these securities at the time of the agreement.

Citi Institutional Tax Free Reserves may concentrate in participation interests issued by banks and other financial institutions and/or backed by bank obligations. This means that the Fund may invest more than 25% of its assets in participation interests backed by banks. In a participation interest, the bank sells undivided interests in a municipal obligation it owns. These interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell back to the issuer after a specified notice period. If interest rates rise or fall, the rates on participation interests and other variable rate instruments generally will be readjusted.

Citi Institutional Tax Free Reserves may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Fund may invest without limit in high quality taxable

30

money market instruments, and may not be pursuing its investment objectives.

$1.00 Net Asset Value. In order to maintain a $1.00 per share net asset value, each Fund could reduce the number of its outstanding shares. For example, a Fund could do this if there were a default on an investment held by the Fund, if expenses exceed the Fund’s income, or if an investment declined significantly in value. If this happened, you would own fewer shares. By investing in a Fund, you agree to this reduction should it become necessary.

Investment Structure. The Funds do not invest directly in securities but instead each invests through an underlying mutual fund having the same goals and strategies. Unless otherwise indicated, references to each Fund in this Prospectus include the underlying fund. Each Fund may stop investing in its corresponding underlying fund at any time, and will do so if the Fund’s Trustees believe that to be in the shareholders’ best interests. The Fund could then invest in one or more other mutual funds or pooled investment vehicles, or could invest directly in securities. Investors should note that other funds invest in the same underlying mutual funds as Institutional Cash Reserves, Institutional Liquid Reserves, Institutional U.S. Treasury Reserves and Institutional Tax Free Reserves. These other funds may have lower expenses, and correspondingly higher performance, than Institutional Cash Reserves, Institutional Liquid Reserves, Institutional U.S. Treasury Reserves, or Institutional Tax Free Reserves, respectively.

Management Style. Managers of mutual funds use different styles when selecting securities to purchase. The portfolio managers use a “top-down” approach when selecting securities for the Funds. When using a “top-down”

approach, the portfolio managers look first at broad economic factors and market conditions, such as prevailing and anticipated interest rates. On the basis of those factors and conditions, the portfolio managers select optimal interest rates and maturities and choose certain sectors or industries within the overall market. The portfolio managers then look at individual companies within those sectors or industries to select securities for the investment portfolio.

Since the Funds maintain a weighted average maturity of no more than 90 days, many of their investments are held until maturity. The portfolio managers may sell a security before maturity when it is necessary to do so to meet redemption requests. The portfolio managers may also sell a security if the portfolio managers believe the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of a Fund’s portfolio (for example, to reflect changes in the portfolio managers’ expectations concerning interest rates), or when the portfolio managers believe there is superior value in other market sectors or industries.

Portfolio Holdings

Each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the SAI.

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Financial Highlights

The financial highlights table is intended to help you understand Citi Institutional Liquid Reserves’ financial performance for the past five fiscal years. Certain information reflects financial results for a single Class A Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in Class A shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended August 31, 2006 and 2005 has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, independent registered public accountants, whose report, along with the Fund’s financial statements, is included in the annual report which is available upon request. The information in the following table for the fiscal years ended August 31, 2002, 2003 and 2004 has been audited by other independent registered public accountants.

Citi Institutional Liquid Reserves — Class A

For a share of beneficial interest outstanding throughout each year ended August 31st, unless otherwise noted:

	Year Ended August 31,
	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000	$1.000
Income From Operations:
Net investment income	0.044		0.025		0.010		0.013	0.022
Net realized gain (loss)	(0.000	)(1)	0.000	(1)	0.000	(1)	—	—
Total Income from Operations	0.044		0.025		0.010		0.013	0.022
Less Distributions From:
Net investment income	(0.044)		(0.025)		(0.010)		(0.013)	(0.022)
Net realized gain	—		(0.000	)(1)	(0.000	)(1)	—	—
Total Distributions	(0.044)		(0.025)		(0.010)		(0.013)	(0.022)
Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000	$1.000
Total Return(2)	4.49%		2.50%		1.03%		1.31%	2.26%
Net Assets, End of Year (millions)	$10,261		$22,459		$17,849		$22,656	$27,835
Ratios to Average Net Assets:
Gross expenses(3)	0.31%		0.38%		0.38%		0.38%	0.43%
Net expenses(3)(4)(5)	0.13		0.15		0.16		0.18	0.20
Net investment income	4.25		2.53		1.03		1.32	2.18

(1)	Amount represents less than $0.001 per share.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Includes the Fund’s share of Liquid Reserves Portfolio’s allocated expenses.
(4)	As a result of an expense limitation, the ratio of expenses to average net assets of Class A shares did not exceed 0.20%.
(5)	Reflects fee waivers and/or expense reimbursements.

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Financial Highlights — Continued

The financial highlights table is intended to help you understand Citi Institutional Cash Reserves’ financial performance for the past three fiscal years and the period from September 10, 2002 (when Class O shares commenced operations) to August 31, 2003. Certain information reflects financial results for a single Class O share. The total returns in the table represent the rate that an investor would have earned on an investment in Class O shares of the Fund (assuming reinvestment of all dividends and distributions). The information has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, independent registered public accountants, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request.

Citi Institutional Cash Reserves — Class O

For a share of beneficial interest outstanding throughout each year ended August 31st, unless otherwise noted:

	Year Ended August 31,
	2006		2005		2004	2003(1)
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000	$1.000
Income From Operations:
Net investment income	0.044		0.025		0.010	0.012
Net realized gain (loss)	(0.000	)(2)	(0.000	)(2)	—	—
Total Income from Operations	0.044		0.025		0.010	0.012
Less Distributions From:
Net investment income	(0.044)		(0.025)		(0.010)	(0.012)
Total Distributions	(0.044)		(0.025)		(0.010)	(0.012)
Net Asset Value, End of Year	$1.000		$1.000		$1.000	$1.000
Total Return(3)	4.52%		2.49%		1.02%	1.22%
Net Assets, End of Year (millions)	$3,084		$2,809		$2,896	$1,238
Ratios to Average Net Assets:
Gross expenses(4)	0.84%		0.84%		0.85%	0.93	%(5)
Net expenses(4)(6)(7)	0.15		0.15		0.15	0.15	(5)
Net investment income	4.43		2.45		1.03	1.12	(5)

(1)	For the period September 10, 2002 (commencement of operations) to August 31, 2003.
(2)	Amount represents less than $0.001 per share.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	Includes the Fund’s share of Prime Cash Reserves Portfolio’s allocated expenses beginning on September 10, 2002.
(5)	Annualized.
(6)	As a result of an expense limitation, the ratio of expenses to average net assets of Class O shares did not exceed 0.15%.
(7)	Reflects fee waivers and/or expense reimbursements.

33

Financial Highlights — Continued

The financial highlights table is intended to help you understand Citi Institutional U.S. Treasury Reserves’ financial performance for the past five fiscal years. Certain information reflects financial results for a single Class A Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in Class A shares of the Fund (assuming reinvestment of all dividends and distributions). The information has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, independent registered public accountants, whose report, along with the Fund’s financial statements, is included in the annual report which is available upon request.

Citi Institutional U.S. Treasury Reserves — Class A

For a share of beneficial interest outstanding throughout each year ended August 31st, unless otherwise noted:

	Year Ended August 31,
	2006		2005		2004		2003		2002
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income From Operations:
Net investment income	0.040		0.021		0.008		0.010		0.019
Net realized gain	0.000	(1)	0.000	(1)	0.000	(1)	0.000	(1)	—
Total Income From Operations	0.040		0.021		0.008		0.010		0.019
Less Distributions From:
Net investment income	(0.040)		(0.021)		(0.008)		(0.010)		(0.019)
Net realized gain	(0.000	)(1)	(0.000	)(1)	(0.000	)(1)	(0.000	)(1)	—
Total Distributions	(0.040)		(0.021)		(0.008)		(0.010)		(0.019)
Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Total Return(2)	4.11%		2.11%		0.77%		1.05%		1.91%
Net Assets, End of Year (000s)	$1,009,627		$574,008		$836,904		$772,688		$830,670
Ratios to Average Net Assets:
Gross expenses(3)	0.38%		0.43%		0.41%		0.43%		0.55%
Net expenses(3)(4)(5)	0.20		0.25		0.25		0.25		0.25
Net investment income	4.11		2.00		0.77		1.05		1.83

(1)	Amount represents less than $0.001 per share.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Includes the Fund’s share of U.S. Treasury Reserves Portfolio’s allocated expenses.
(4)	As a result of an expense limitation, the ratio of expenses to average net assets of the Fund did not exceed 0.20%. Prior to August 15, 2005, the voluntary expense limitation was 0.25%.
(5)	Reflects fee waivers and/or expense reimbursements.

34

Financial Highlights — Continued

The financial highlights table is intended to help you understand Citi Institutional Tax Free Reserves’ financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, independent registered public accountants, whose report, along with the Fund’s financial statements, is included in the annual report which is available upon request.

Citi Institutional Tax Free Reserves

For a share of beneficial interest outstanding throughout each year ended August 31st, unless otherwise noted:

	Year Ended August 31,
	2006	2005	2004	2003		2002
Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000		$1.000
Income From Operations:
Net investment income	0.030	0.018	0.008	0.011		0.016
Net realized gain (loss)(1)	(0.000)	(0.000)	(0.000)	(0.000)		0.000
Total Income From Operations	0.030	0.018	0.008	0.011		0.016
Less Distributions From:
Net investment income	(0.030)	(0.018)	(0.008)	(0.011)		(0.016)
Net realized gain	—	—	—	(0.000	)(1)	—
Total Distributions	(0.030)	(0.018)	(0.008)	(0.011)		(0.016)
Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000		$1.000
Total Return(2)	3.00%	1.83%	0.83%	1.07%		1.62%
Net Assets, End of Year (millions)	$1,297	$1,853	$1,051	$976		$913
Ratios to Average Net Assets:
Gross expenses(3)	0.38%	0.45%	0.46%	0.47%		0.56%
Net expenses(3)(4)(5)	0.20	0.20	0.23	0.25		0.25
Net investment income	2.94	1.93	0.82	1.03		1.50

(1)	Amount represents less than $0.001 per share.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Includes the Fund’s share of Tax Free Reserves Portfolio’s allocated expenses.
(4)	As a result of an expense limitation, the ratio of expenses to average net assets of the Fund did not exceed 0.20%. Prior to April 27, 2004 the voluntary expense limitation was 0.25%.
(5)	Reflects fee waivers and/or expense reimbursements.

35

The Statement of Additional Information (SAI) provides more details about the Funds and their policies. The SAI is incorporated by reference into this Prospectus and is legally part of it.

Additional information about a Fund’s investments is available in that Fund’s Annual and Semi-Annual Reports to Shareholders. In each Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected that Fund’s performance during its last fiscal year.

To obtain free copies of the SAI and the Annual and Semi-Annual Reports or to make other inquiries, please call 1-800-331-1792, toll-free, or your account representative. You may also obtain free copies of the SAI and Annual and Semi-Annual Reports by visiting www.leggmason.com/InvestorServices.

The SAI is also available from the Securities and Exchange Commission. You can find it on the EDGAR Database on the SEC Internet site at http://www.sec.gov. Information about the Funds (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at: (202) 551-8090. Copies may also be obtained upon payment of a duplicating fee by electronic request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-6009.

SEC File Number:	811-6740	FD 02404 12/06

Filed under Rule 497 (C)
File Nos. 33-49552 and 811-6740

CitiSM Institutional Cash Reserves—Class L Shares

Supplement dated April 16, 2007

to Prospectus dated December 31, 2006

The attached prospectus is now dated April 16, 2007.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name. The fund is now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly fixed income-type funds. The prospectus is supplemented as shown below to reflect this change. Any information in the prospectus relating to the fund prior to the date of this prospectus refers to the fund’s predecessor.

Performance Information

The summary performance information shown below and in the prospectus is that of the fund’s predecessor.

CITI INSTITUTIONAL CASH RESERVES

Annual Total Returns—Class L

Calendar Year Ended December 31

Fund’s Highest and Lowest Returns

For Calendar Quarters Covered by the Bar Chart

Class L		Quarter Ending
Highest	1.63%	9/30/00
Lowest	0.23%	3/31/04

Average Annual Total Returns

As of December 31, 2006

	1 Year	5 Years	Since Inception
Class L	4.96%	2.39%	3.70	%*
iMoneyNet
AAA-rated 1st Tier
Institutional Money
Market Funds
Average	4.82%	2.24%	**

*	Class L commenced operations on October 17, 1997.

**	Information regarding performance for this period is not available.

Management—Other Information

The paragraph beneath the heading “Other Information” in the “Management” section of the prospectus is deleted.

Financial Highlights

The financial information shown in the “Financial Highlights” section of the prospectus is that of the fund’s predecessor.

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds and investment advisers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup. Investments in the fund are not bank deposits or obligations of Citibank.

FD04165

Prospectus

CitiSM Institutional Cash Reserves CLASS L SHARES December 31, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds and investment advisers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup. Investments in the Fund are not bank deposits or obligations of Citibank.

Fund At A Glance

CitiSM Institutional Cash Reserves is a money market fund. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. The Fund tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

4

Citi Institutional Cash Reserves

This summary briefly describes Citi Institutional Cash Reserves and the principal risks of investing in it. For more information, see More About the Fund on page 15.

Fund Goal

The Fund’s goal is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital. Of course, there is no assurance that the Fund will achieve its goal.

Main Investment Strategies

The Fund invests only in high quality, short-term money market instruments denominated in U.S. dollars. These may include:

•	obligations of U.S. and non-U.S. banks;

•	commercial paper and asset backed securities;

•	short-term obligations of the U.S. government and its agencies and instrumentalities, and repurchase agreements for these obligations; and

•	obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada.

The Fund may invest more than 25% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances.

Please note that the Fund invests in securities through an underlying mutual fund.

Main Risks

Investing in a mutual fund involves risk. Although Citi Institutional Cash Reserves seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Please remember that an investment in the

Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks of investing in the Fund are described below. Please note that there are many other factors that could adversely affect your investment, and that could prevent the Fund from achieving its goals; these other factors are not described here. More information about risks appears in the Fund’s Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

Yield Fluctuation. The Fund invests in short term money market instruments. As a result, the amount of income paid to you by the Fund will go up or down depending on day-to-day variations in short term interest rates. Investing in high quality, short term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, as they have been recently, the Fund’s expenses could absorb all or a significant portion of the Fund’s income.

Credit Risk. The Fund invests in debt securities that are rated, when the Fund buys them, in the highest short term rating category by nationally recognized rating agencies or, if unrated, in the Subadviser’s opinion are of comparable quality. However, it is possible that some issuers will be unable to make the required payments on debt securities held by the Fund. Debt securities also go up or down in value based on the

5

perceived creditworthiness of issuers. A default on an investment held by the Fund could cause the value of your investment in the Fund, or its yield, to decline.

Interest Rate and Market Risk. A major change in interest rates or a significant decline in the market value of a Fund investment, or other market event, could cause the value of your investment in the Fund, or its yield, to decline.

Foreign Securities. You should be aware that investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by the Fund or issuers of securities, and political or social instability. In addition, foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. As a result, there may be rapid changes in the value of foreign securities. Non-U.S. markets also may offer less protection to investors, such as the Fund.

Concentration in the Banking Industry. Citi Institutional Cash Reserves may concentrate in bank obligations. This means that an investment in the Fund may be particularly susceptible to adverse events affecting the banking industry. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. Banks also depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get in financial trouble, their failure to repay the bank will also affect the bank’s financial situation.

6

Fund Performance

The following bar chart and table can help you evaluate the risks and performance of the Fund. The bar chart shows the total return of the Fund’s Class L shares for the calendar years indicated. The table compares the average annual returns for Class L shares of the Fund to the performance of the iMoneyNet AAA-rated 1st Tier Institutional Money Market Funds Average.

Please remember that the Fund’s past performance is not necessarily an indication of how it will perform in the future. The Fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the Fund’s performance may go down. For current yield information, please call 1-800-331-1792 toll-free, or contact your account representative.

The Fund has authorized five classes of shares. Only Class L Shares are offered by this prospectus. You should note that the performance of a class may vary, depending upon the expense level for that class.

CITI INSTITUTIONAL CASH RESERVES

Annual Total Returns — Class L

Calendar Year Ended December 31

As of September 30, 2006, the Class L shares had a year-to-date return of 3.61%.

Fund’s Highest and Lowest Returns

For Calendar Quarters Covered by the Bar Chart

Class L		Quarter Ending
Highest	1.63%	9/30/00
Lowest	0.23%	3/31/04

Average Annual Total Returns

As of December 31, 2005

	1 Year	5 Years	Since Inception
Class L	3.14%	2.22%	3.54%*
iMoneyNet AAA-rated 1st Tier Institutional Money Market Funds Average	2.96%	2.09%	*	*

*	Class L commenced operations on October 17, 1997.
**	Information regarding performance for this period is not available.

7

Fund Fees And Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class L shares of the Fund.

Fee Table
Shareholder Fees — Fees Paid Directly From Your Investment

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None

Annual Fund Operating Expenses(1) Expenses That Are Deducted From Fund Assets

Class L
Management Fees	0.20%
Distribution (12b-1) Fees (includes service fees)	0.10%
Other Expenses	0.04%
Total Annual Operating Expenses*	0.34%

* Because of voluntary waivers and/or reimbursements, actual total operating expenses are expected to be:	0.20%
These voluntary fee waivers and reimbursements may be reduced or terminated at any time.

(1)    The Fund invests in securities through an underlying mutual fund, Prime Cash Reserves Portfolio. The table reflects the direct expenses of the Fund and its allocated share of expenses of Prime Cash Reserves Portfolio.

EXAMPLE

This example helps you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•  you invest $10,000 in the Fund for the time periods indicated;

•  you reinvest all dividends;

•  you then sell all of your shares at the end of those periods;

•  your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund’s future performance; and

•  the Fund’s operating expenses as shown in the table remain the same — the example does not include voluntary waivers and reimbursements.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Citi Institutional Cash Reserves	1 Year	3 Years	5 Years	10 Years
Class L Shares	$35	$109	$191	$431

8

Your Account

How To Buy Shares

Shares of the Fund are offered continuously and purchases may be made Monday through Friday, except on days on which the New York Stock Exchange (“NYSE”) is closed. The NYSE is closed on certain holidays listed in the SAI. Class L shares may be purchased from the Fund’s Distributors, or from financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers (called Service Agents). For more information, or to purchase shares directly from the Fund, please call the Fund at 1-800-331-1792, toll-free.

Shares are purchased at net asset value (normally $1.00 per share) the next time it is calculated after your order and the purchase price in federal or other immediately available funds are received in proper form by the Fund. If you pay by check, your order is effective when the check clears. The Fund and the Distributors have the right to reject any purchase order or cease offering Fund shares at any time.

If you hold your shares through a Service Agent, your Service Agent will establish and maintain your account and be the shareholder of record. In the event that the Fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares. If you wish to transfer your account, you may only transfer it to another financial institution that acts as a Service Agent, or you may set up an account directly with the Fund’s transfer agent.

How The Price Of Your Shares Is Calculated

The Fund calculates its net asset value (“NAV”) at 5:00 p.m. Eastern time every day the NYSE is open for trading. On days when the financial markets in which the Fund invests close early, NAV may be calculated as of the earlier close of those markets. The Fund’s securities are valued at amortized cost, which is approximately equal to market value.

How To Sell Shares

You may sell (redeem) your shares Monday through Friday, except on days on which the NYSE is closed. The NYSE is closed on certain holidays listed in the SAI. You may make redemption requests in writing through the Fund’s transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. If your account application permits, you may also make redemption requests by telephone. All redemption requests must be in proper form, as determined by the transfer agent. Each Service Agent is responsible for promptly submitting redemption requests to the Fund’s transfer agent. For your protection, the Fund may request documentation for large redemptions or other unusual activity in your account.

The price of any redemption of Fund shares will be the NAV (normally $1.00 per share) the next time it is calculated after your redemption request has been received. Fund shares are redeemed without a sales charge.

Other than as described below, you will receive your redemption proceeds in federal funds on the business day on which you sell your shares, or if your redemption request is received by the transfer agent after 5:00 p.m.,

9

on the next business day. However, if Fedwire or the applicable Federal Reserve Bank is closed on the day your redemption proceeds would otherwise be paid, payment of the redemption proceeds may be delayed one additional business day. Your redemption proceeds also may be delayed, or your right to receive redemption proceeds delayed or postponed, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, or if an emergency exists as determined by the SEC. The Fund has the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.

Your Service Agent may impose a minimum account balance requirement. If so, your Service Agent reserves the right to close your account if it falls below the required minimum amount. You will have 60 days to make an additional investment. If you do not increase your balance, your Service Agent may close your account and send the proceeds to you. Your shares will be sold at net asset value (normally $1.00 per share) on the day your account was closed. Please consult your Service Agent for more information.

The Fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

Frequent Purchases And Redemptions Of Fund Shares

Money market funds are often used by investors for short term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the Board of Trustees of the Fund has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the Fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short term disparity between the Fund’s yield and current market yields, which could have the effect of reducing the Fund’s yield. In addition, frequent purchases and redemptions of the Fund’s shares could increase the Fund’s portfolio transaction costs and may interfere with the efficient management of the Fund’s portfolio, which could detract from the Fund’s performance.

United Kingdom Investors

The Fund has received an Order from the U.K. Financial Services Authority (the “FSA”) granting recognition under the U.K. Financial Services and Markets Act 2000. Any complaints from U.K. investors about the operation of the Fund may be made to the FSA. Investors in the Fund are not covered by the Financial Services Compensation Scheme.

The Fund’s Facilities Agent is Legg Mason International Equities Limited. The principal place of business of the Facilities Agent in the U.K. is Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB.

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Dividends

Each business day when the Fund determines its NAV it calculates its net income and declares dividends for all of its shareholders of record. Shares begin to accrue dividends on the day your purchase order becomes effective. You will not receive dividends for the day on which your redemption order becomes effective. Dividends are distributed once a month, on or before the last business day of the month. Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional Fund shares.

Tax Matters

This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation.

Taxation of Distributions: You normally will have to pay federal income tax, and any state or local taxes, on any dividends and other distributions you receive from the Fund, whether you take distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. The Fund does not expect any distributions to be treated as “qualified dividend income,” which is taxed at reduced rates. Some dividends paid in January may be taxable as if they had been paid the previous December. Distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

Taxation of Transactions: If you sell Fund shares or exchange them for shares of another fund, it is generally considered a taxable event. However, you will not have any gain or loss on the sale or exchange so long as the Fund maintains a net asset value of $1.00 per share.

Foreign Shareholders: The Fund will withhold U.S. federal income tax at the rate of 30% (or any lower applicable treaty rate) on taxable dividends and other payments subject to withholding taxes that are made to persons who are neither citizens nor residents of the United States. You may be able to arrange for a lower withholding rate under an applicable tax treaty by supplying the appropriate documentation required by the Fund. For Fund taxable years beginning in 2006 and 2007, the Fund will not withhold with respect to dividends designated as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from interest and from original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. The Fund anticipates that substantially all distributions will be designated as interest-related dividends. Distributions received from the Fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

Backup Withholding: The account application asks each new investor to certify that the investor’s Social Security or taxpayer identification number is correct and that the shareholder

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is not subject to backup withholding for failing to report income to the IRS. The Fund may be required to withhold (and pay over to the IRS for your credit) a percentage of certain distributions it pays to you if you fail to provide this information or otherwise violate IRS regulations. The backup withholding rate is scheduled to be 28% during 2007. Backup withholding will not, however, be applied to payments that have been subject to the withholding tax described in the preceding paragraph.

Management Of The Fund

Manager and Subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Manager”) is the Fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the Fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the Fund. Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the Fund as subadviser.

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2006, Western Asset’s total assets under management were approximately $545 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion.

Prior to August 1, 2006, Citi Fund Management Inc. (“CFM”) was the Fund’s investment manager. CFM is also a wholly-owned subsidiary of Legg Mason.

Management Fees

For the period from September 1, 2005 through July 31, 2006, the Fund paid CFM management fees of 0.12% of the Fund’s average daily net assets after waivers. For the period from August 1, 2006 through August 31, 2006, the Fund paid LMPFA management fees of 0.11% of the Fund’s average daily net assets after waivers.

A discussion regarding the basis for the Board’s approval of the Fund’s management agreement and subadvisory agreement is available in the Fund’s Annual Report for the fiscal year ended August 31, 2006.

Other Information

The Fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new Board, the grouping of the Fund for organizational and governance purposes with other funds in the fund complex that are predominantly fixed income funds, and adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also are being asked to approve investment matters, including standardized fundamental investment policies. Proxy materials

12

describing these matters were mailed in October 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Distribution Arrangements

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the Fund’s Distributors.

The Fund does not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

The Fund has adopted a 12b-1 plan under rule 12b-1 under the Investment Company Act of 1940 pertaining to Class L shares. The 12b-1 plan allows the Fund to pay the Distributors, Service Agents or others a monthly fee as a percentage of the average daily net assets represented by Class L shares, at an annual rate not to exceed 0.10%.

These fees may be used to make payments to the Distributors for distribution services, and to Service Agents or others as compensation for the sale of Fund shares, for advertising, marketing or other promotional activity, or for providing personal service or the maintenance of shareholder accounts. Because fees under the plans are paid out of Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, the Distributors and/or their affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The Distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the Distributors and may be substantial. The Manager or its affiliates may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the Fund’s Distributors, affiliates of the Manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Recent Developments

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially

13

less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Manager does not believe that this matter will have a material adverse effect on the Affected Funds.

The Fund is not one of the Affected Funds, and therefore did not implement the transfer agent arrangements described above. The Fund has not and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

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More About The Fund

The Fund’s goals, principal investments and risks are summarized in Fund At A Glance. More information on investments and investment strategies appears below.

Principal Investment Strategies

The Fund’s principal investment strategies are the strategies that, in the opinion of the portfolio managers, are most likely to be important in trying to achieve its investment goals. Of course, there can be no assurance that the Fund will achieve its goals. Please note that the Fund may also use strategies and invest in securities that are described in the Statement of Additional Information. The Fund may not use all of the strategies and techniques or invest in all the types of securities described in the Prospectus or in the Statement of Additional Information.

The Fund has specific investment policies and procedures designed to maintain a constant net asset value of $1.00 per share. The Fund also complies with industry regulations that apply to money market funds. These regulations require that the Fund’s investments mature or be deemed to mature within 397 days from the date purchased and that the average maturity of the Fund’s investments (on a dollar-weighted basis) be 90 days or less. In addition, the regulations require that all of the Fund’s investments be in U.S. dollar-denominated high quality securities which have been determined by the Subadviser to present minimal credit risks. To be considered high quality under the regulations, a security (or its issuer) must be rated in one of the two highest short-term rating categories by nationally recognized rating agencies, such as Moody’s or

What are Money Market Instruments?

Money Market Instruments are short-term IOUs issued by banks or other issuers, the U.S. or a foreign government, or state or local governments. Money market instruments generally have maturity dates of 13 months or less. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand notes (where the interest rate is reset periodically and the holder may demand payment from the issuer at any time), fixed-term obligations, commercial paper (short-term unsecured debts), asset-backed securities (which are backed by pools of accounts receivable such as car installment loans or credit card receivables) and repurchase agreements. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed upon interest rate.

Standard & Poor’s, or, if unrated, in the Subadviser’s opinion, be of comparable quality.

The Fund has adopted investment policies that are more restrictive than the regulations. These investment policies require that all of the Fund’s investments be in U.S. dollar denominated “first-tier” securities which have been determined by the Subadviser to present minimal credit risks. To be a “first-tier” security, a security (or its issuer) must be rated in the highest short-term rating category by nationally recognized ratings agencies, or, if unrated, in the Subadviser’s opinion, be of comparable quality. Investors should note that within this rating category there may be subcategories or gradations indicating relative quality. If the credit quality of a security deteriorates after the Fund buys it, the portfolio managers will decide whether the security should be held or sold.

15

Money market instruments in which the Fund may invest include instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features, and may take the form of participation interests or receipts in an underlying security, in some cases backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, or may represent the right to receive only the interest or principal component on the underlying security. These instruments may be considered to be derivatives.

The Fund invests in high quality U.S. dollar-denominated money market instruments of U.S. and non-U.S. issuers. These obligations include U.S. government obligations, obligations of U.S. and non-U.S. banks, obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada, commercial paper, asset backed securities and repurchase agreements. The Fund’s U.S. government obligations may include U.S. Treasury bills, bonds and notes and obligations of U.S. government agencies and instrumentalities that may, but need not, be backed by the full faith and credit of the United States. The Fund may invest more than 25% of its assets in bank obligations, including certificates of deposit, fixed time deposits and bankers’ acceptances.

Although the Fund is permitted to maintain a weighted average maturity of up to 90 days, under normal conditions the Fund will maintain a shorter maturity. The Fund may not generate as high a yield as other funds with longer weighted average maturities. The Fund’s investment goals and policies may be changed without a shareholder vote.

$1.00 Net Asset Value. In order to maintain a $1.00 per share net asset value, the Fund could reduce the number of its outstanding shares. For example, the Fund could do this if there were a default on an investment held by the Fund, if expenses were to exceed the Fund’s income or if an investment declined significantly in value. If this happened, you would own fewer shares. By investing in the Fund, you agree to this reduction should it become necessary.

Investment Structure. The Fund does not invest directly in securities but instead invests through an underlying mutual fund having the same goals and strategies. Unless otherwise indicated, references to the Fund in this Prospectus include the underlying fund. The Fund may stop investing in the underlying fund at any time, and will do so if the Fund’s Trustees believe that to be in the shareholders’ best interests. The Fund could then invest in one or more other mutual funds or pooled investment vehicles, or could invest directly in securities. Investors should note that other funds invest in the same underlying mutual fund. These other funds may have lower expenses, and correspondingly higher performance, than the Class L Shares.

Management Style. Managers of mutual funds use different styles when selecting securities to purchase. The portfolio managers use a “top-down” approach when selecting securities for the Fund. When using a “top-down” approach, the portfolio managers look first at broad economic factors and market conditions, such as prevailing and anticipated interest rates. On the basis of those factors and conditions, the

16

portfolio managers select optimal interest rates and choose certain sectors or industries within the overall market. The portfolio managers then look at individual companies within those sectors or industries to select securities for the investment portfolio.

Since the Fund maintains a weighted average maturity of no more than 90 days, many of its investments are held until maturity. The portfolio managers may sell a security before maturity when it is necessary to do so to meet redemption requests. The portfolio managers may also sell a security if the portfolio managers believe the issuer is no longer as credit-worthy, or in order to adjust the average weighted maturity of the Fund’s portfolio (for example, to reflect changes in the portfolio managers’ expectations concerning interest rates), or when the portfolio managers believe there is superior value in other market sectors or industries.

Portfolio Holdings

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the SAI.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, independent registered public accountants, whose report, along with the Fund’s financial statements, is included in the annual report which is available upon request.

Citi Institutional Cash Reserves

Class L Shares

For a share of beneficial interest outstanding throughout each year ended August 31:

	2006		2005		2004	2003	2002
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000	$1.000	$1.000
Income From Operations:
Net investment income	0.044		0.024		0.010	0.012	0.020
Net realized loss	(0.000	)(1)	(0.000	)(1)	—	—	—
Total Income From Operations	0.044		0.024		0.010	0.012	0.020
Less Distributions From:
Net investment income	(0.044)		(0.024)		(0.010)	(0.012)	(0.020)
Total Distributions	(0.044)		(0.024)		(0.010)	(0.012)	(0.020)
Net Asset Value, End of Year	$1.000		$1.000		$1.000	$1.000	$1.000
Total Return(2)	4.47%		2.44%		0.97%	1.24%	1.98%
Net Assets, End of Year (millions)	$516		$579		$673	$867	$1,018
Ratios to Average Net Assets:
Gross expenses(3)	0.34%		0.34%		0.35%	0.42%	0.38%
Net expenses(3)(5)	0.20	(4)	0.20	(4)	0.20 (4)	0.20 (4)	0.25
Net investment income	4.37		2.40		0.96	1.24	1.90

(1)	Amount represents less than $0.001 per share.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Includes the Fund’s share of Prime Cash Reserves Portfolio’s allocated expenses beginning on June 3, 2002.
(4)	As a result of an expense limitation, the ratio of expenses to average net assets of Class L shares did not exceed 0.20%.
(5)	Reflects fee waivers and/or expense reimbursements.

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The Statement of Additional Information (SAI) provides more details about the Fund and its policies. The SAI is incorporated by reference into this Prospectus and is legally part of it.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain free copies of the SAI and the Annual and Semi-Annual Reports or to make other inquiries, please call 1-800-331-1792 toll-free, or your account representative. You may also obtain free copies of the SAI and Annual and Semi-Annual Reports by visiting www.leggmason.com/InvestorServices.

The SAI is also available from the Securities and Exchange Commission. You can find it on the EDGAR Database on the SEC Internet site at http://www.sec.gov. Information about the Fund (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at: 1-(202)-551-8090. Copies may also be obtained upon payment of a duplicating fee by electronic request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-6009.

SEC File Number: 811-6740	FD 03103 12/06

Filed under Rule 497 (C)
File Nos. 33-49552 and 811-6740

CitiSM Institutional Cash Reserves - Class I Shares

Supplement dated April 16, 2007

to Prospectus dated December 31, 2006

The attached prospectus is now dated April 16, 2007.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name. The fund is now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly fixed income-type funds. The prospectus is supplemented as shown below to reflect this change. Any information in the prospectus relating to the fund prior to the date of this prospectus refers to the fund’s predecessor.

Performance Information

The summary performance information shown below and in the prospectus is that of the fund’s predecessor.

CITI INSTITUTIONAL CASH RESERVES

Annual Total Returns - Class L*

Fund’s Highest And Lowest Returns

For Calendar Quarters Covered by the Bar Chart

Class L*		Quarter Ending
Highest	1.63%	9/30/00
Lowest	0.23%	3/31/04

Average Annual Total Returns

As of December 31, 2006

	1 Year	5 Years	Since Inception
Class L*	4.96%	2.39%	3.70	%**
iMoneyNet AAA-rated 1st Tier Institutional Money Market Funds Average	4.82%	2.24%	*	**

*	Class L shares are not offered in this Prospectus. Class L shares and Class I shares are invested in the same portfolio of securities, but Class I shares are expected to have higher expenses and would have correspondingly lower annual returns.
**	Class L commenced operations on October 17, 1997.
***	Information regarding performance for this period is not available.

Management - Other Information

The paragraph beneath the heading “Other Information” in the “Management” section of the prospectus is deleted.

Financial Highlights

The financial information shown in the “Financial Highlights” section of the prospectus is that of the fund’s predecessor.

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds and investment advisers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup. Investments in the fund are not bank deposits or obligations of Citibank.

FD04166

Prospectus

CitiSM Institutional Cash Reserves CLASS I SHARES December 31, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds and investment advisers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup. Investments in the Fund are not bank deposits or obligations of Citibank.

Fund At A Glance

CitiSM Institutional Cash Reserves is a money market fund. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. The Fund tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

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Citi Institutional Cash Reserves

This summary briefly describes Citi Institutional Cash Reserves and the principal risks of investing in it. For more information, see More About The Fund on page 15.

Fund Goal

The Fund’s goal is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital. Of course, there is no assurance that the Fund will achieve its goal.

Main Investment Strategies

The Fund invests only in high quality, short-term money market instruments denominated in U.S. dollars. These may include:

•	obligations of U.S. and non-U.S. banks;

•	commercial paper and asset backed securities;

•	short-term obligations of the U.S. government and its agencies and instrumentalities, and repurchase agreements for these obligations; and

•	obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada.

The Fund may invest more than 25% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances.

Please note that the Fund invests in securities through an underlying mutual fund.

Main Risks

Investing in a mutual fund involves risk. Although Citi Institutional Cash Reserves seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Please remember that an investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks of investing in the Fund are described below. Please note that there are many other factors that could adversely affect your investment, and that could prevent the Fund from achieving its goals; these other factors are not described here. More information about risks appears in the Fund’s Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

Yield Fluctuation. The Fund invests in short term money market instruments. As a result, the amount of income paid to you by the Fund will go up or down depending on day-to-day variations in short term interest rates. Investing in high quality, short term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, as they have been recently, the Fund’s expenses could absorb all or a significant portion of the Fund’s income.

Credit Risk. The Fund invests in debt securities that are rated, when the Fund buys them, in the highest short term rating category by nationally recognized rating agencies or, if unrated, in the Subadviser’s opinion are of comparable quality. However, it is possible that some issuers will be unable to make the required payments on debt securities held by the Fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers. A default

5

on an investment held by the Fund could cause the value of your investment in the Fund, or its yield, to decline.

Interest Rate And Market Risk. A major change in interest rates or a significant decline in the market value of a Fund investment, or other market event, could cause the value of your investment in the Fund, or its yield, to decline.

Foreign Securities. You should be aware that investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by the Fund or issuers of securities, and political or social instability. In addition, foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. As a result, there may be rapid changes in the value of foreign securities. Non-U.S. markets also may offer less protection to investors, such as the Fund.

Concentration In The Banking Industry. Citi Institutional Cash Reserves may concentrate in bank obligations. This means that an investment in the Fund may be particularly susceptible to adverse events affecting the banking industry. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. Banks also depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get in financial trouble, their failure to repay the bank will also affect the bank’s financial situation.

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Fund Performance

The following bar chart and table can help you evaluate the risks and performance of the Fund. The bar chart shows the total return of the Fund’s Class L shares for the calendar years indicated. The table compares the average annual returns for Class L shares of the Fund to the performance of the iMoneyNet AAA-rated 1st Tier Institutional Money Market Funds Average. The chart and table show the performance of the Fund’s Class L shares because the Fund’s Class I shares did not have any shares outstanding as of December 31, 2005.

Please remember that the Fund’s past performance is not necessarily an indication of how it will perform in the future. The Fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the Fund’s performance may go down. For current yield information, please call 1-800-331-1792 toll-free, or contact your account representative.

The Fund has authorized five classes of shares. Only Class I Shares are offered by this prospectus. You should note that the performance of a class will vary, depending upon the expense level for that class.

CITI INSTITUTIONAL CASH RESERVES

Annual Total Returns — Class L*

Calendar Year Ended December 31

As of September 30, 2006, the Class L shares had a year-to-date return of 3.61%.

Fund’s Highest And Lowest Returns

For Calendar Quarters Covered by the Bar Chart

Class L*		Quarter Ending
Highest	1.63%	9/30/00
Lowest	0.23%	3/31/04

Average Annual Total Returns

As of December 31, 2005

	1 Year	5 Years	Since Inception
Class L*	3.14%	2.22%	3.54%**
iMoneyNet AAA-rated 1st Tier Institutional Money Market Funds Average	2.96%	2.09%	*	**

*	Class L shares are not offered in this Prospectus. Class L shares and Class I shares are invested in the same portfolio of securities, but Class I shares are expected to have higher expenses and would have correspondingly lower annual returns.
**	Class L commenced operations on October 17, 1997.
***	Information regarding performance for this period is not available.

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Fund Fees And Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class I shares of the Fund.

Fee Table
Shareholder Fees — Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Annual Fund Operating Expenses(1) Expenses That Are Deducted From Fund Assets

Class I
Management Fees	0.20%
Distribution (12b-1) Fees (includes service fees)	0.35%
Other Expenses	0.04%
Total Annual Operating Expenses*	0.59%
* Because of voluntary waivers and/or reimbursements, actual total operating expenses are expected to be:	0.45%
These voluntary fee waivers and reimbursements may be reduced or terminated at any time.

(1)    Based on estimated amounts for the current fiscal year. The Fund invests in securities through an underlying mutual fund,

        Prime Cash Reserves Portfolio. The table reflects the expenses of both the Fund and Prime Cash Reserves Portfolio.

EXAMPLE

This example helps you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•  you invest $10,000 in the Fund for the time periods indicated;

•  you reinvest all dividends;

•  you then sell all of your shares at the end of those periods;

•  your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund’s future performance; and

•  the Fund’s operating expenses as shown in the table remain the same — the example does not include voluntary waivers and reimbursements.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Citi Institutional Cash Reserves	1 Year	3 Years	5 Years	10 Years
Class I Shares	$60	$189	$329	$738

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Your Account

How To Buy Shares

Shares of the Fund are offered continuously and purchases may be made Monday through Friday, except on days on which the New York Stock Exchange (“NYSE”) is closed. The NYSE is closed on certain holidays listed in the SAI. Class I shares may be purchased from the Fund’s Distributors, or from financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers (called Service Agents). For more information, or to purchase shares directly from the Fund, please call the Fund at 1-800-331-1792, toll-free.

Shares are purchased at net asset value (normally $1.00 per share) the next time it is calculated after your order and the purchase price in federal or other immediately available funds are received in proper form by the Fund. If you pay by check, your order is effective when the check clears. The Fund and the Distributors have the right to reject any purchase order or cease offering Fund shares at any time.

If you hold your shares through a Service Agent, your Service Agent will establish and maintain your account and be the shareholder of record. In the event that the Fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares. If you wish to transfer your account, you may only transfer it to another financial institution that acts as a Service Agent, or you may set up an account directly with the Fund’s transfer agent.

How The Price Of Your Shares Is Calculated

The Fund calculates its net asset value (NAV) at 5:00 p.m. Eastern time every day the NYSE is open for trading. On days when the financial markets in which the Fund invests close early, NAV may be calculated as of the earlier close of those markets. The Fund’s securities are valued at amortized cost, which is approximately equal to market value.

How To Sell Shares

You may sell (redeem) your shares Monday through Friday, except on days on which the NYSE is closed. The NYSE is closed on certain holidays listed in the SAI. You may make redemption requests in writing through the Fund’s transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. If your account application permits, you may also make redemption requests by telephone. All redemption requests must be in proper form, as determined by the transfer agent. Each Service Agent is responsible for promptly submitting redemption requests to the Fund’s transfer agent. For your protection, the Fund may request documentation for large redemptions or other unusual activity in your account.

The price of any redemption of Fund shares will be the NAV (normally $1.00 per share) the next time it is calculated after your redemption request has been received. Fund shares are redeemed without a sales charge.

Other than as described below, you will receive your redemption proceeds in federal funds on the business day on which you sell your shares, or if your redemption request is received by the transfer agent after 5:00 p.m., on the next business day. However, if Fedwire or the applicable

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Federal Reserve Bank is closed on the day your redemption proceeds would otherwise be paid, payment of the redemption proceeds may be delayed one additional business day. Your redemption proceeds also may be delayed, or your right to receive redemption proceeds delayed or postponed, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, or if an emergency exists as determined by the SEC. The Fund has the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.

Your Service Agent may impose a minimum account balance requirement. If so, your Service Agent reserves the right to close your account if it falls below the required minimum amount. You will have 60 days to make an additional investment. If you do not increase your balance, your Service Agent may close your account and send the proceeds to you. Your shares will be sold at net asset value (normally $1.00 per share) on the day your account was closed. Please consult your Service Agent for more information.

The Fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

Frequent Purchases And Redemptions Of Fund Shares

Money market funds are often used by investors for short term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the Board of Trustees of the Fund has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the Fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short term disparity between the Fund’s yield and current market yields, which could have the effect of reducing the Fund’s yield. In addition, frequent purchases and redemptions of the Fund’s shares could increase the Fund’s portfolio transaction costs and may interfere with the efficient management of the Fund’s portfolio which could detract from the Fund’s performance.

United Kingdom Investors

The Fund has received an Order from the U.K. Financial Services Authority (the “FSA”) granting recognition under the U.K. Financial Services and Markets Act 2000. Any complaints from U.K. investors about the operation of the Fund may be made to the FSA. Investors in the Fund are not covered by the Financial Services Compensation Scheme.

The Fund’s Facilities Agent is Legg Mason International Equities Limited. The principal place of business of the Facilities Agent in the U.K. is Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB.

Dividends

Each business day when the Fund determines its NAV it calculates its net income and declares dividends for all of its shareholders of record. Shares begin to accrue dividends on the day

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your purchase order becomes effective. You will not receive dividends for the day on which your redemption order becomes effective. Dividends are distributed once a month, on or before the last business day of the month. Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional Fund shares.

Tax Matters

This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation.

Taxation Of Distributions: You normally will have to pay federal income tax, and any state or local taxes, on any dividends and other distributions you receive from the Fund, whether you take distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. The Fund does not expect any distributions to be treated as “qualified dividend income,” which is taxed at reduced rates. Some dividends paid in January may be taxable as if they had been paid the previous December. Distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

Taxation Of Transactions: If you sell Fund shares or exchange them for shares of another fund, it is generally considered a taxable event. However, you will not have any gain or loss on the sale or exchange so long as the Fund maintains a net asset value of $1.00 per share.

Foreign Shareholders: The Fund will withhold U.S. federal income tax at the rate of 30% (or any lower applicable treaty rate) on taxable dividends and other payments subject to withholding taxes that are made to persons who are neither citizens nor residents of the United States. You may be able to arrange for a lower withholding rate under an applicable tax treaty by supplying the appropriate documentation required by the Fund. For Fund taxable years beginning in 2006 and 2007, the Fund will not withhold with respect to dividends designated as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from interest and from original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. The Fund anticipates that substantially all distributions will be designated as interest-related dividends. Distributions received from the Fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

Backup Withholding: The account application asks each new investor to certify that the investor’s Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for failing to report income to the IRS. The Fund may be required to withhold (and pay over to the IRS for your credit) a percentage of certain distributions it pays to you if you fail to provide this information or otherwise violate IRS regulations. The backup withholding rate is scheduled to be 28% during 2007. Backup withholding will not, however, be applied to payments that have been subject to the withholding tax described in the preceding paragraph.

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Management Of The Fund

Manager and Subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Manager”) is the Fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the Fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the Fund. Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the Fund as subadviser.

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2006, Western Asset’s total assets under management were approximately $545 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion.

Prior to August 1, 2006, Citi Fund Management Inc. (“CFM”) was the Fund’s investment manager. CFM is also a wholly-owned subsidiary of Legg Mason.

Management Fees

For the period from September 1, 2005 through July 31, 2006, the Fund paid CFM management fees of 0.12% of the Fund’s average daily net assets after waivers. For the period from August 1, 2006 through August 31, 2006, the Fund paid LMPFA management fees of 0.11% of the Fund’s average daily net assets after waivers.

A discussion regarding the basis for the Board’s approval of the Fund’s management agreement and subadvisory agreement is available in the Fund’s Annual Report for the fiscal year ended August 31, 2006.

Other Information

The Fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new Board, the grouping of the Fund for organizational and governance purposes with other funds in the fund complex that are predominantly fixed income funds, and adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also are being asked to approve investment matters, including standardized fundamental investment policies. Proxy materials describing these matters were mailed in October 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Distribution Arrangements

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the Fund’s Distributors.

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The Fund does not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

The Fund has adopted a 12b-1 plan under rule 12b-1 under the Investment Company Act of 1940 pertaining to Class I shares. The 12b-1 plan allows the Fund to pay the Distributors, Service Agents or others a monthly fee as a percentage of the average daily net assets represented by Class I shares, at an annual rate not to exceed 0.35%.

These fees may be used to make payments to the Distributors for distribution services, and to Service Agents or others as compensation for the sale of Fund shares, for advertising, marketing or other promotional activity, or for providing personal service or the maintenance of shareholder accounts. Because fees under the plans are paid out of Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, the Distributors and/or their affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The Distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the Distributors and may be substantial. The Manager or its affiliates may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the Fund’s Distributors, affiliates of the Manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Recent Developments

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified

13

amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Manager does not believe that this matter will have a material adverse effect on the Affected Funds.

The Fund is not one of the Affected Funds, and therefore did not implement the transfer agent arrangements described above. The Fund has not and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

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More About The Fund

The Fund’s goals, principal investments and risks are summarized in Fund At A Glance. More information on investments and investment strategies appears below.

Principal Investment Strategies

The Fund’s principal investment strategies are the strategies that, in the opinion of the portfolio managers, are most likely to be important in trying to achieve its investment goals. Of course, there can be no assurance that the Fund will achieve its goals. Please note that the Fund may also use strategies and invest in securities that are described in the Statement of Additional Information. The Fund may not use all of the strategies and techniques or invest in all the types of securities described in the Prospectus or in the Statement of Additional Information.

The Fund has specific investment policies and procedures designed to maintain a constant net asset value of $1.00 per share. The Fund also complies with industry regulations that apply to money market funds. These regulations require that the Fund’s investments mature or be deemed to mature within 397 days from the date purchased and that the average maturity of the Fund’s investments (on a dollar-weighted basis) be 90 days or less. In addition, the regulations require that all of the Fund’s investments be in U.S. dollar-denominated high quality securities which have been determined by the Subadviser to present minimal credit risks. To be considered high quality under the regulations, a security (or its issuer) must be rated in one of the two highest short-term rating categories by nationally recognized rating agencies, such as Moody’s or Standard & Poor’s, or, if unrated, in the Subadviser’s opinion, be of comparable quality.

The Fund has adopted investment policies that are more restrictive than the regulations. These investment policies require that all of the Fund’s investments be in U.S. dollar denominated “first-tier” securities which have been determined by the Subadviser to present minimal credit risks. To be a “first-tier” security, a security (or its issuer) must be rated in the highest short-term rating category by nationally recognized ratings agencies, or, if unrated, in the Subadviser’s opinion, be of comparable quality. Investors should note that within this rating category there may be subcategories or gradations indicating relative quality. If the credit quality of a security deteriorates after the Fund buys it, the portfolio managers will decide whether the security should be held or sold.

Money market instruments in which the Fund may invest include instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features, and may take the form of participation interests or receipts in an underlying security, in some cases backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, or may represent the right to receive only the interest or principal component on the underlying security. These instruments may be considered to be derivatives.

The Fund invests in high quality U.S. dollar-denominated money market instruments of U.S. and non-U.S. issuers. These obligations include U.S. government obligations, obligations of U.S. and non-U.S. banks, obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada,

15

What Are Money Market Instruments?

Money Market Instruments are short-term IOUs issued by banks or other issuers, the U.S. or a foreign government; or state or local governments. Money market instruments generally have maturity dates of 13 months or less. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand notes (where the interest rate is reset periodically and the holder may demand payment from the issuer at any time), fixed-term obligations, commercial paper (short term unsecured debts), asset-backed securities (which are backed by pools of accounts receivable such as car installment loans or credit card receivables) and repurchase agreements. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed upon interest rate.

commercial paper, asset backed securities and repurchase agreements. The Fund’s U.S. government obligations may include U.S. Treasury bills, bonds and notes and obligations of U.S. government agencies and instrumentalities that may, but need not, be backed by the full faith and credit of the United States. The Fund may invest more than 25% of its assets in bank obligations, including certificates of deposit, fixed time deposits and bankers’ acceptances.

Although the Fund is permitted to maintain a weighted average maturity of up to 90 days, under normal conditions the Fund will maintain a shorter maturity. The Fund may not generate as high a yield as other funds with longer weighted average maturities. The Fund’s investment goals and policies may be changed without a shareholder vote.

$1.00 Net Asset Value. In order to maintain a $1.00 per share net asset value, the Fund could reduce the number of its outstanding shares. For example, the Fund could do this if there were a default on an investment held by the Fund, if expenses were to exceed the Fund’s income or if an investment declined significantly in value. If this happened, you would own fewer shares. By investing in the Fund, you agree to this reduction should it become necessary.

Investment Structure. The Fund does not invest directly in securities but instead invests through an underlying mutual fund having the same goals and strategies. Unless otherwise indicated, references to the Fund in this Prospectus include the underlying fund. The Fund may stop investing in the underlying fund at any time, and will do so if the Fund’s Trustees believe that to be in the shareholders’ best interests. The Fund could then invest in one or more other mutual funds or pooled investment vehicles, or could invest directly in securities. Investors should note that other funds invest in the same underlying mutual fund. These other funds may have lower expenses, and correspondingly higher performance, than the Class I Shares.

Management Style. Managers of mutual funds use different styles when selecting securities to purchase. The portfolio managers use a “top-down” approach when selecting securities for the Fund. When using a “top-down” approach, the portfolio managers look first at broad economic factors and market conditions, such as prevailing and anticipated interest rates. On the basis of those factors and conditions, the portfolio managers select optimal interest rates and choose certain sectors or industries within the overall market. The portfolio managers then look at individual companies within those sectors or industries to select securities for the investment portfolio.

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Since the Fund maintains a weighted average maturity of no more than 90 days, many of its investments are held until maturity. The portfolio managers may sell a security before maturity when it is necessary to do so to meet redemption requests. The portfolio managers may also sell a security if the portfolio managers believe the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of the Fund’s portfolio (for example, to reflect changes in the portfolio managers’ expectations concerning interest rates), or when the portfolio managers believe there is superior value in other market sectors or industries.

Portfolio Holdings

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the SAI.

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Financial Highlights

Class I shares are not currently outstanding. The Fund has offered Class L shares since October 17, 1997. The table below shows the financial highlights for Class L shares. Class L and Class I shares invest in the same portfolio of securities, but Class I shares are expected to have higher expenses.

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Class L share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, independent registered public accountants, whose report, along with the Fund’s financial statements, is included in the annual report which is available upon request.

CitiSM Institutional Cash Reserves

Class L Shares

For a share of beneficial interest outstanding throughout each year ended August 31:

	2006		2005		2004	2003	2002
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000	$1.000	$1.000
Income From Operations:
Net investment income	0.044		0.024		0.010	0.012	0.020
Net realized loss	(0.000	)(1)	(0.000	)(1)	—	—	—
Total Income From Operations	0.044		0.024		0.010	0.012	0.020
Less Distributions From:
Net investment income	(0.044)		(0.024)		(0.010)	(0.012)	(0.020)
Total Distributions	(0.044)		(0.024)		(0.010)	(0.012)	(0.020)
Net Asset Value, End of Year	$1.000		$1.000		$1.000	$1.000	$1.000
Total Return(2)	4.47%		2.44%		0.97%	1.24%	1.98%
Net Assets, End of Year (millions)	$516		$579		$673	$867	$1,018
Ratios to Average Net Assets:
Gross expenses(3)	0.34%		0.34%		0.35%	0.42%	0.38%
Net expenses(3)(5)	0.20	(4)	0.20	(4)	0.20 (4)	0.20 (4)	0.25
Net investment income	4.37		2.40		0.96	1.24	1.90

(1)	Amount represents less than $0.001 per share.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Includes the Fund’s share of Prime Cash Reserves Portfolio’s allocated expenses beginning on June 3, 2002.
(4)	As a result of an expense limitation, the ratio of expenses to average net assets of Class L shares did not exceed 0.20%.
(5)	Reflects fee waivers and/or expense reimbursements.

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The Statement of Additional Information (SAI) provides more details about the Fund and its policies. The SAI is incorporated by reference into this Prospectus and is legally part of it.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain free copies of the SAI and the Annual and Semi-Annual Reports or to make other inquiries, please call 1-800-331-1792 toll-free, or your account representative. You may also obtain free copies of the SAI and Annual and Semi-Annual Reports by visiting www.leggmason.com/InvestorServices.

The SAI is also available from the Securities and Exchange Commission. You can find it on the EDGAR Database on the SEC Internet site at http://www.sec.gov. Information about the Fund (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at: 1-(202)-551-8090. Copies may also be obtained upon payment of a duplicating fee by electronic request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-6009.

SEC File Number: 811-6740	FD 03102 12/06

Filed under Rule 497 (C)
File Nos. 33-49552 and 811-6740

SVB Securities

Horizon Shares

a class of

CitiSM Institutional Cash Reserves

Supplement dated April 16, 2007

to Prospectus dated December 31, 2006

The attached prospectus is now dated April 16, 2007.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name. The fund is now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly fixed income-type funds. The prospectus is supplemented as shown below to reflect this change. Any information in the prospectus relating to the fund prior to the date of this prospectus refers to the fund’s predecessor.

Performance Information

The summary performance information shown below and in the prospectus is that of the fund’s predecessor.

FUND’S HIGHEST AND LOWEST RETURNS

For Calendar Quarters Covered by the Bar Chart

SVB Securities Horizon Shares	Quarter Ending
Highest 1.27%	12/31/06
Lowest 0.13%	12/31/02

AVERAGE ANNUAL TOTAL RETURNS

As of December 31, 2006

	1 Year	5 Years	Since Inception of Class
SVB Securities Horizon Shares	4.83%	2.09%	2.10	%*
iMoney Net, Inc. AAA-Rated 1st Tier Institutional Money Market Funds Average	4.82%	2.24%	**

*	SVB Securities Horizon Shares commenced operations on June 1, 2001.
**	Information regarding performance for this period is not available.

Management - Other Information

The paragraph beneath the heading “Other Information” in the “Management” section of the prospectus is deleted.

Financial Highlights

The financial information shown in the “Financial Highlights” section of the prospectus is that of the fund’s predecessor.

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds and investment advisers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup. Investments in the fund are not bank deposits or obligations of Citibank.

FD04171

SVB Securities

Horizon Shares

a class of

CitiSM Institutional Cash Reserves

PROSPECTUS

December 31, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete.

Any statement to the contrary is a criminal offense.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds and investment advisers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup. Investments in the Fund are not bank deposits or obligations of Citibank.

The Federal Deposit Insurance Corporation

does not insure these investments.

These investments are not bank deposits or obligations of

Silicon Valley Bank or guaranteed by Silicon Valley Bank.

These investments are subject to investment risks,

including possible loss of principal and interest.

Fund at a Glance

SVB Securities Horizon Shares are shares of a money market fund. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. The Fund tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

This summary briefly describes the Fund and the principal risks of investing in it. For more information, see More About the Fund on page 12.

FUND GOAL

The Fund’s goal is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital. Of course, there is no assurance that the Fund will achieve its goal.

MAIN INVESTMENT STRATEGIES

The Fund invests only in high quality, short-term money market instruments denominated in U.S. dollars. These may include:

•	obligations of U.S. and non-U.S. banks;

•	commercial paper and asset-backed securities;

•	short-term obligations of the U.S. government and its agencies and instrumentalities, and repurchase agreements for these obligations; and

•	obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada.

The Fund may invest more than 25% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances.

Please note that the Fund invests in securities through an underlying mutual fund.

MAIN RISKS

Investing in a mutual fund involves risk. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Please remember that an investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks of investing in the Fund are described below. Please note that there are many other factors that could adversely affect your investment, and that could prevent the Fund from achieving its goal; these other factors are not described here. More information about risks appears in the Fund’s Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

Yield Fluctuation. The Fund invests in short-term money market instruments. As a result, the amount of income paid to you by the Fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, as they have been recently, the Fund’s expenses could absorb all or a significant portion of the Fund’s income.

Credit Risk. The Fund invests in debt securities that are rated, when the Fund buys them, in the highest short-term rating category by nationally recognized rating agencies or, if unrated, in the Subadviser’s opinion are of comparable quality. However, it is possible that some issuers will be unable to make the required payments on debt securities held by the Fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers. A default on an investment held by the Fund could cause the value of your investment in the Fund, or its yield, to decline.

Interest Rate and Market Risk. A major change in interest rates or a significant decline in the market value of a Fund investment, or other market event, could cause the value of your investment in the Fund, or its yield, to decline.

4

Foreign Securities. You should be aware that investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by the Fund or issuers of securities, and political or social instability. In addition, foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. As a result, there may be rapid changes in the value of foreign securities. Foreign markets also may offer less protection to investors, such as the Fund.

Concentration in the Banking Industry. The Fund may concentrate in bank obligations. This means that an investment in the Fund may be particularly susceptible to adverse events affecting the banking industry. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. Banks also depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get in financial trouble, their failure to repay the bank will also affect the bank’s financial situation.

Fund Performance

The following bar chart and table can help you evaluate the risks and performance of the Fund. The bar chart shows the total returns of the Fund’s SVB Securities Horizon Shares for the calendar years indicated. The table compares the average annual returns for the Fund’s SVB Securities Horizon Shares to the performance of the iMoneyNet, Inc. AAA-rated 1st Tier Institutional Money Market Funds Average.

The Fund has authorized five classes of shares. Only SVB Securities Horizon Shares are offered by this prospectus. You should note that the performance of a class will vary, depending upon the expense level for that class.

Please remember that the Fund’s past performance is not necessarily an indication of how it will perform in the future. The Fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the Fund’s performance may go down. For current yield information, please call 800-303-7371, toll-free, or contact your account representative.

5

Calendar Year Ended December 31

As of September 30, 2006, SVB Securities Horizon Shares had a year-to-date return of 3.51%.

FUND’S HIGHEST AND LOWEST RETURNS
For Calendar Quarters Covered by the Bar Chart
SVB Securities Horizon Shares	Quarter Ending
Highest 0.95%	12/31/05
Lowest 0.13%	12/31/02

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2005
	1 Year	Since Inception of Class
SVB Securities Horizon Shares	3.03%	1.51%*
iMoney Net, Inc. AAA-Rated 1st Tier Institutional Money Market Funds Average	2.96%	**
* SVB Securities Horizon Shares commenced operations on June 1, 2001. ** Information regarding performance for this period is not available.

6

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold SVB Securities Horizon Shares.

SHAREHOLDER FEES
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
ANNUAL FUND OPERATING EXPENSES[1]
Expenses That Are Deducted From Fund Assets
Management Fees	0.20%
Distribution (12b-1) Fees (includes service fees)	0.27%
Other Expenses	0.04%
Total Annual Operating Expenses*	0.51%
* Because of voluntary waivers and/or reimbursements, actual total operating expenses are expected to be:	0.35%
These voluntary fee waivers and reimbursements may be reduced or terminated at any time.
[1] The Fund invests in securities through an underlying mutual fund, Prime Cash Reserves Portfolio. This table reflects the expenses of both the Fund and Prime Cash Reserves Portfolio.

EXAMPLE

This example helps you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated;

•	you reinvest all dividends;

•	you then sell all of your shares at the end of those periods;

•	your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund’s future performance; and

•	the Fund’s operating expenses as shown in the table remain the same — the example does not include voluntary waivers and reimbursements.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
SVB Securities Horizon Shares	$52	$164	$285	$640

7

Your Account

HOW TO BUY SHARES

Shares of the Fund are offered continuously and purchases may be made Monday through Friday, except on days on which the New York Stock Exchange (“NYSE”) is closed. The NYSE is closed on certain holidays listed in the SAI. SVB Securities Horizon Shares may be purchased by customers of SVB Securities from the Fund’s Distributors or a broker-dealer or financial institution (called a Service Agent) that has entered into a service agreement with a Distributor concerning the Fund.

Shares are purchased at net asset value (normally $1.00 per share) the next time it is calculated after your order and the purchase price in federal or other immediately available funds are received in proper form by the Fund. The Fund does not impose any minimum initial or subsequent investment requirements but your Service Agent may. If you pay by check, your order is effective when the check clears. The Fund and the Distributors have the right to reject any purchase order or cease offering Fund shares at any time.

If you hold your shares through a Service Agent, your Service Agent will establish and maintain your account and be the shareholder of record. In the event that the Fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares. If you wish to transfer your account, you may only transfer it to another financial institution that acts as a Service Agent, or you may set up an account directly with the Fund’s transfer agent.

HOW THE PRICE OF YOUR SHARES IS CALCULATED

The Fund calculates its net asset value (NAV) at 5:00 p.m. Eastern time every day the NYSE is open for trading. On days when the financial markets in which the Fund invests close early, NAV may be calculated as of the earlier close of those markets. The Fund’s securities are valued at amortized cost, which is approximately equal to market value.

HOW TO SELL SHARES

You may sell (redeem) your shares Monday through Friday, except on days on which the NYSE is closed. The NYSE is closed on certain holidays listed in the SAI. You may make redemption requests in writing through the Fund’s transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. If your account application permits, you may also make redemption requests by telephone. All redemption requests must be in proper form, as determined by the transfer agent. Your Service Agent is responsible for promptly submitting redemption requests to the Fund’s transfer agent. For your protection, the Fund may request documentation for large redemptions or other unusual activity in your account.

The price of any redemption of Fund shares will be the NAV (normally $1.00 per share) the next time it is calculated after your redemption request has been received. Fund shares are redeemed without a sales charge.

Other than as described below, you will receive your redemption proceeds in federal funds on the business day on which you sell your shares, or if your redemption request is received by the transfer agent after 5:00 p.m., on the next business day. However, if Fedwire or the applicable Federal Reserve Bank is closed on the day your redemption proceeds would otherwise be paid, payment of the redemption proceeds may be delayed one additional business day. Your redemption proceeds also may be delayed, or your right to receive redemption proceeds delayed or postponed, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, or if an emergency exists as determined by the SEC. The Fund has the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.

The Fund may adopt policies from time to time requiring mandatory redemption of shares in certain circumstances.

8

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Money market funds are often used by investors for short term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the Board of Trustees of the Fund has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the Fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short term disparity between the Fund’s yield and current market yields, which could have the effect of reducing the Fund’s yield. In addition, frequent purchases and redemptions of the Fund’s shares could increase the Fund’s portfolio transaction costs and may interfere with the efficient management of the Fund’s portfolio, which could detract from the Fund’s performance.

DIVIDENDS

The Fund calculates its net income each business day when it calculates its NAV, and declares dividends for all of its shareholders of record. Shares begin to accrue dividends on the day your purchase order is effective. You will not receive dividends for the day on which your redemption order becomes effective. Dividends are distributed once a month. Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional Fund shares.

TAX MATTERS

This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation.

Taxation of Distributions: You normally will have to pay federal income tax, and any state or local taxes, on any dividends and other distributions you receive from the Fund, whether you take distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. The Fund does not expect any distributions to be treated as “qualified dividend income”, which is taxed at reduced rates. Some dividends paid in January may be taxable as if they had been paid the previous December. Distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

Taxation of Transactions: If you sell Fund shares or exchange them for shares of another fund, it is generally considered a taxable event. However, you will not have any gain or loss on the sale or exchange so long as the Fund maintains a net asset value of $1.00 per share.

Foreign Shareholders: The Fund will withhold U.S. federal income tax at the rate of 30% (or any lower applicable treaty rate) on taxable dividends and other payments subject to withholding taxes that are made to persons who are not citizens or residents of the United States. You may be able to arrange for a lower withholding rate under an applicable tax treaty by supplying the appropriate documentation required by the Fund. For Fund taxable years beginning in 2006 and 2007, the Fund will not withhold with respect to dividends designated as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from interest and from original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. The Fund anticipates that substantially all distributions will be designated as interest-related dividends. Distributions received from the Fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

Backup Withholding: The account application asks each new investor to certify that the investor’s Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for

9

failing to report income to the IRS. The Fund may be required to withhold (and pay over to the IRS for your credit) a percentage of certain distributions it pays you if you fail to provide this information or otherwise violate IRS regulations. The backup withholding rate is scheduled to be 28% during 2007. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the U.S.

Management of the Fund

MANAGER AND SUBADVISER

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Manager”) is the Fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the Fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the Fund. Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the Fund as subadviser.

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2006, Western Asset’s total assets under management were approximately $545 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion.

Prior to August 1, 2006, Citi Fund Management Inc. (“CFM”) was the Fund’s investment manager. CFM is also a wholly-owned subsidiary of Legg Mason.

MANAGEMENT FEES

For the period from September 1, 2005 through July 31, 2006, the Fund paid CFM management fees of 0.12% of the Fund’s average daily net assets after waivers. For the period from August 1, 2006 through August 31, 2006, the Fund paid LMPFA management fees of 0.11% of the Fund’s average daily net assets after waivers.

A discussion regarding the basis for the Board’s approval of the Fund’s management agreement and subadvisory agreement is available in the Fund’s Annual Report for the fiscal year ended August 31, 2006.

OTHER INFORMATION

The Fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new Board, the grouping of the Fund for organizational and governance purposes with other funds in the fund complex that are predominantly fixed income funds, and adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also are being asked to approve investment matters, including standardized fundamental investment policies. Proxy materials describing these matters were mailed in October 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

DISTRIBUTION ARRANGEMENTS

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the Fund’s Distributors.

10

The Fund offers other classes of shares with different expense levels. Only SVB Securities Horizon Shares are offered in this prospectus. The Fund does not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

The Fund has adopted a 12b-1 plan for SVB Securities Horizon Shares under Rule 12b-1 of the Investment Company Act of 1940 which permits payments on an annual basis not to exceed, in the aggregate, 0.27% of the average daily net assets represented by the Shares. The fees payable under the plan may be used to pay the Distributors, Service Agents or others a fee for providing personal services or the maintenance of share-holder accounts, and to pay compensation for the sale of the Shares, as well as for advertising, marketing or other promotional activities in connection with the sale of the Shares. Because fees under the plan are paid out of Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, the Distributors and/or their affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The Distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the Distributors and may be substantial. The Manager or its affiliates may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the Fund’s Distributors, affiliates of the Manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

RECENT DEVELOPMENTS

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrong-doing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil

11

money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Manager does not believe that this matter will have a material adverse effect on the Affected Funds.

The Fund is not one of the Affected Funds, and therefore did not implement the transfer agent arrangements described above. The Fund has not and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

More About the Fund

The Fund’s goals, principal investments and risks are summarized in Fund at a Glance. More information on investments and investment strategies appears below.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s principal investment strategies are the strategies that, in the opinion of the portfolio managers, are most likely to be important in trying to achieve its investment goals. Of course, there can be no assurance that the Fund will achieve its goals. Please note that the Fund may also use strategies and invest in securities that are described in the Statement of Additional Information. The Fund may not use all of the strategies and techniques or invest in all of the types of securities described in the Prospectus or in the Statement of Additional Information.

The Fund has specific investment policies and procedures designed to maintain a constant net asset value of $1.00 per share. The Fund also complies with industry regulations that apply to money market funds. These regulations require that the Fund’s investments mature or be deemed to mature within 397 days from the date purchased and that the average maturity of the Fund’s investments (on a dollar-weighted basis) be 90 days or less. In addition, the regulations require that all of the Fund’s investments must be in U.S. dollar-denominated high quality securities which have been determined by the Subadviser to present minimal credit risks. To be considered a high quality security under the regulations, the security (or its issuer) must be rated in one of the two highest short-term rating categories by nationally recognized rating agencies, such as Moody’s or Standard & Poor’s, or, if unrated, in the Subadviser’s opinion be of comparable quality.

The Fund has adopted investment policies that are more restrictive than the regulations. These investment policies require that all of the Fund’s investments be in U.S. dollar denominated “first-tier” securities which have been determined by the Subadviser to present minimal credit risks. To be a “first-tier” security, a security (or its issuer)

12

must be rated in the highest short-term rating category by nationally recognized ratings agencies, or, if unrated, in the Subadviser’s opinion, be of comparable quality. Investors should note that within this rating category there may be sub-categories or gradations indicating relative quality. If the credit quality of a security deteriorates after the Fund buys it, the portfolio managers will decide whether the security should be held or sold.

Money market instruments in which the Fund may invest include instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features, and may take the form of participation interests or receipts in an underlying security, in some cases backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, or may represent the right to receive only the interest or principal component on the underlying security. These instruments may be considered to be derivatives.

WHAT ARE MONEY MARKET INSTRUMENTS?

Money market instruments are short-term IOUs issued by banks or other issuers, the U.S. or a foreign government, or state or local governments. Money market instruments generally have maturity dates of 13 months or less. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand notes (where the interest rate is reset periodically and the holder may demand payment from the issuer at any time), fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed securities (which are backed by pools of accounts receivable such as car installment loans or credit card receivables) and repurchase agreements. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed upon interest rate.

The Fund invests in high quality U.S. dollar-denominated money market instruments of U.S. and non-U.S. issuers. These obligations include U.S. government obligations, obligations of U.S. and non-U.S. banks, obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada, commercial paper, asset-backed securities and repurchase agreements. The Fund’s U.S. government obligations may include U.S. Treasury bills, bonds and notes and obligations of U.S. government agencies and instrumentalities that may, but need not, be backed by the full faith and credit of the United States. The Fund may invest more than 25% of its assets in bank obligations, including certificates of deposit, fixed time deposits and bankers’ acceptances.

Although the Fund is permitted to maintain a weighted average maturity of up to 90 days, under normal conditions the Fund will maintain a shorter maturity. The Fund may not generate as high a yield as other funds with longer weighted average maturities. The Fund’s investment goals and policies may be changed without a shareholder vote.

$1.00 Net Asset Value. In order to maintain a $1.00 per share net asset value, the Fund could reduce the number of its outstanding shares. For example, the Fund could do this if there were a default on an investment held by the Fund, if expenses were to exceed the Fund’s income or if an investment declined significantly in value. If this happened, you would own fewer shares. By investing in the Fund, you agree to this reduction should it become necessary.

Investment Structure. The Fund does not invest directly in securities but instead invests in securities through an underlying mutual fund having the same goals and strategies. Unless otherwise indicated, references to the Fund in this Prospectus include the underlying fund. The Fund may stop investing in the underlying fund at any time, and will do so if the Fund’s trustees believe that to be in the shareholders’ best interests. The Fund could then invest in one or more mutual funds or pooled investment vehicles, or could invest directly in securities. Investors should note that other funds invest in the same underlying mutual fund. These other funds may have lower expenses, and correspondingly higher performance, than SVB Securities Horizon Shares.

13

Management Style. Managers of mutual funds use different styles when selecting securities to purchase. The Fund’s portfolio managers use a “top-down” approach when selecting securities for the Fund. When using a “top-down” approach, the portfolio managers look first at broad economic factors and market conditions, such as prevailing and anticipated interest rates. On the basis of those factors and conditions, the portfolio managers select optimal interest rates and maturities and choose certain sectors or industries within the overall market. The portfolio managers then look at individual companies within those sectors or industries to select securities for the investment portfolio.

Since the Fund maintains a weighted average maturity of no more than 90 days, many of its investments are held until maturity. The portfolio managers may sell a security before maturity when it is necessary to do so to meet redemption requests. The portfolio managers may also sell a security if the portfolio managers believe the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of the Fund’s portfolio (for example, to reflect changes in the portfolio managers’ expectations concerning interest rates), or when the portfolio managers believe there is superior value in other market sectors or industries.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the SAI.

The Fund. SVB Securities Horizon Shares are a class of shares of Citi Institutional Cash Reserves.

14

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single SVB Securities Horizon share. The total returns in the table represent the rate that an investor would have earned on an investment in SVB Securities Horizon shares of the Fund (assuming reinvestment of all dividends and distributions). This information have been derived from the Fund’s financial statements, which have been audited by KPMG LLP, independent registered public accountants, whose report, along with the Fund’s financial statements, is included in the annual report which is available upon request.

Citi Institutional Cash Reserves

SVB Securities Horizon Shares

For a share of beneficial interest outstanding throughout each year ended August 31:

	2006		2005		2004	2003	2002
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000	$1.000	$1.000
Income From Operations:
Net investment income	0.043		0.023		0.009	0.008	0.010
Net realized loss	(0.000	)(1)	(0.000	)(1)	—	—	—

Total Income From Operations	0.043		0.023		0.009	0.008	0.010
Less Distributions From:
Net investment income	(0.043)		(0.023)		(0.009)	(0.008)	(0.010)

Total Distributions	(0.043)		(0.023)		(0.009)	(0.008)	(0.010)

Net Asset Value, End of Year	$1.000		$1.000		$1.000	$1.000	$1.000

Total Return(2)	4.35%		2.34%		0.87%	0.75%	1.02%

Net Assets, End of Year (000s)	$446,632		$183,230		$107,426	$118,150	$9

Ratios to Average Net Assets:
Gross expenses(3)	0.51%		0.51%		0.52%	0.59%	1.33%
Net expenses(3)(5)	0.32	(4)	0.30	(4)	0.30 (4)	0.42	1.20
Net investment income	4.42		2.37		0.88	0.81	0.95

(1)	Amount represents less than $0.001 per share.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Includes the Fund’s share of Prime Cash Reserves Portfolio’s allocated expenses beginning on June 3, 2002.
(4)

As a result of an expense limitation, the ratio of expenses to average net assets of Class SVB shares did not exceed 0.35% for the year ended August 31, 2006 and 0.30% for the years ended August 31, 2004 and 2005.

(5)	Reflects fee waivers and/or expense reimbursements.

15

The Statement of Additional Information (SAI) provides more details about the Fund and its policies. The SAI is incorporated by reference into this Prospectus and is legally part of it.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to Shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected Fund performance during its last fiscal year.

To obtain free copies of the SAI and the Annual and Semi-Annual Reports or to make other inquiries, please call 1-800-303-7371, toll-free, or your account representative. You may also obtain free copies of the SAI and Annual and Semi-Annual Reports by visiting www.leggmason.com/InvestorServices.

The SAI, reports, and other information about the Fund are also available on the EDGAR Database on the SEC Internet site at http://www.sec.gov. Information about the Fund (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. Copies may also be obtained upon payment of a duplicating fee by electronic request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-6009.

SEC File Number: 811-6740	FD 02408 12/06

Filed under Rule 497 (C)
File Nos. 33-49552 and 811-6740

CitiSM Institutional Cash Reserves — Class S Shares

CitiSM Premium Liquid Reserves

CitiSM Premium U.S. Treasury Reserves

Supplement dated April 16, 2007

to Prospectus dated December 31, 2006

The attached prospectus is now dated April 16, 2007.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, each fund assumed the assets and liabilities of a predecessor fund with the same name. The funds are now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly fixed income-type funds. The prospectus is supplemented as shown below to reflect this change. Any information in the prospectus relating to a fund prior to the date of this prospectus refers to the fund’s predecessor.

Performance Information

The summary performance information shown below and in the prospectus is that of each fund’s predecessor.

CITI INSTITUTIONAL CASH RESERVES

Annual Total Returns — Class S

Calendar Year Ended December 31

Fund’s Highest and Lowest Returns

For Calendar Quarters Covered by the Bar Chart

Class S		Quarter Ending
Highest	1.59%	9/30/00
Lowest	0.19%	3/31/04

Average Annual Total Returns

As of December 31, 2006

	1 Year	5 Years	Since Inception
Class S	4.81%	2.24%	3.12	%*
iMoneyNet AAA-rated 1st Tier Institutional Money Market Funds Average	4.82%	2.24%	*	*

*	Class S commenced operations on October 6, 1999.

**	Information regarding performance for this period is not available.

CITI PREMIUM LIQUID RESERVES

Annual Total Returns

Calendar Year Ended December 31

Fund’s Highest and Lowest Returns

For Calendar Quarters Covered by the Bar Chart

		Quarter Ending
Highest	1.60%	12/31/00
Lowest	0.18%	6/30/04

Average Annual Total Returns

As of December 31, 2006

	1 Year	5 Years	10 Years
Citi Premium Liquid Reserves	4.70%	2.23%	3.71%
iMoneyNet 1st Tier Taxable Money Market Funds Average	4.30%	1.85%	3.39%

CITI PREMIUM U.S. TREASURY RESERVES

Annual Total Returns

Calendar Year Ended December 31

Fund’s Highest and Lowest Returns

For Calendar Quarters Covered by the Bar Chart

		Quarter Ending
Highest	1.49%	12/31/00
Lowest	0.12%	3/31/04

Average Annual Total Returns

As of December 31, 2006

	1 Year	5 Years	10 Years
Citi Premium U.S. Treasury Reserves	4.33%	1.92%	3.28%
iMoneyNet 100% U.S. Treasury Rated Money Market Funds Average	4.14%	1.74%	3.15%

Management—Other Information

The paragraph beneath the heading “Other Information” in the “Management” section of the prospectus is deleted.

Financial Highlights

The financial information shown in the “Financial Highlights” section of the prospectus is that of each fund’s predecessor.

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds and investment advisers. Legg Mason and its affiliates, as well as the funds’ investment manager, are not affiliated with Citigroup. Investments in the funds are not bank deposits or obligations of Citibank.

FD04162

PROSPECTUS

CITISM INSTITUTIONAL CASH RESERVES

CLASS S SHARES

CITISM PREMIUM LIQUID RESERVES

CITISM PREMIUM U.S. TREASURY RESERVES

December 31, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds and investment advisers. Legg Mason and its affiliates, as well as the Funds’ investment manager, are not affiliated with Citigroup. Investments in the Funds are not bank deposits or obligations of Citibank.

Funds At A Glance

Each of the Funds described in this prospectus is a money market fund. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. The Funds try to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

Each Fund has its own goals and investment strategies and each offers a different mix of investments. Of course, there is no assurance that a Fund will achieve its investment goals.

4

Citi Institutional Cash Reserves

This summary briefly describes Citi Institutional Cash Reserves and the principal risks of investing in it. For more information, see More About The Funds on page 22.

Fund Goal

The Fund’s goal is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital. Of course, there is no assurance that the Fund will achieve its goal.

Main Investment Strategies

The Fund invests only in high quality, short-term money market instruments denominated in U.S. dollars. These may include:

•	obligations of U.S. and non-U.S. banks;

•	commercial paper and asset backed securities;

•	short-term obligations of the U.S. government and its agencies and instrumentalities, and repurchase agreements for these obligations; and

•	obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada.

The Fund may invest more than 25% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances.

Please note that the Fund invests in securities through an underlying mutual fund.

Main Risks

Investing in a mutual fund involves risk. Although Citi Institutional Cash Reserves seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Please remember that an investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks of investing in the Fund are described below. Please note that there are many other factors that could adversely affect your investment, and that could prevent the Fund from achieving its goals; these other factors are not described here. More information about risks appears in the Fund’s Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

Yield Fluctuation. The Fund invests in short term money market instruments. As a result, the amount of income paid to you by the Fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, as they have been recently, the Fund’s expenses could absorb all or a significant portion of the Fund’s income.

Credit Risk. The Fund invests in debt securities that are rated, when the Fund buys them, in the highest short-term rating category by nationally recognized rating agencies or, if unrated, in the Subadviser’s opinion are of comparable quality. However, it is possible that some issuers will be unable to make the required payments on debt securities held by the Fund. Debt securities also go up or down in value based on the perceived creditworthi -

5

ness of issuers. A default on an investment held by the Fund could cause the value of your investment in the Fund, or its yield, to decline.

Interest Rate and Market Risk. A major change in interest rates or a significant decline in the market value of a Fund investment, or other market event, could cause the value of your investment in the Fund, or its yield, to decline.

Foreign Securities. You should be aware that investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by the Fund or issuers of securities, and political or social instability. In addition, foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. As a result, there may be rapid changes in the value of foreign securities. Non-U.S. markets also may offer less protection to investors, such as the Fund.

Concentration in the Banking Industry. Citi Institutional Cash Reserves may concentrate in bank obligations. This means that an investment in the Fund may be particularly susceptible to adverse events affecting the banking industry. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. Banks also depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get in financial trouble, their failure to repay the bank will also affect the bank’s financial situation.

6

Fund Performance

The following bar chart and table can help you evaluate the risks and performance of the Fund. The bar chart shows the total return of the Fund’s Class S shares for the calendar years indicated. The table compares the average annual returns for Class S shares of the Fund to the performance of the iMoneyNet AAA-rated 1st Tier Institutional Money Market Funds Average.

Please remember that the Fund’s past performance is not necessarily an indication of how it will perform in the future. The Fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the Fund’s performance may go down. For current yield information, please call 1-800-331-1792 toll-free, or contact your account representative.

The Fund has authorized five classes of shares. Only Class S shares are offered in this prospectus. You should note that the performance of a class will vary, depending upon the expense level for that class.

CITI INSTITUTIONAL CASH RESERVES

Annual Total Returns — Class S

Calendar Year Ended December 31

As of September 30, 2006, the Class S shares had a year-to-date return of 3.49%.

Fund’s Highest and Lowest Returns

For Calendar Quarters Covered by the Bar Chart

Class S		Quarter Ending
Highest	1.59%	9/30/00
Lowest	0.19%	3/31/04

Average Annual Total Returns

As of December 31, 2005

	1 Year	5 Years	Since Inception
Class S	2.98%	2.06%	2.85%	*
iMoneyNet AAA-rated 1st Tier Institutional Money Market Funds Average	2.96%	2.09%	**

*	Class S commenced operations on October 6, 1999.
**	Information regarding performance for this period is not available.

7

Fund Fees And Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class S shares of the Fund.

CITI INSTITUTIONAL CASH RESERVES

Fee Table
Shareholder Fees — Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None

Annual Fund Operating Expenses(1) Expenses That Are Deducted From Fund Assets
Class S
Management Fees	0.20%
Distribution (12b-1) Fees (includes service fees)	0.25%
Other Expenses	0.04%
Total Annual Operating Expenses*	0.49%
* Because of voluntary waivers and/or reimbursements actual total operating expenses are expected to be:	0.35%
These voluntary fee waivers and reimbursements may be reduced or terminated at any time.

(1)  The Fund invests in securities through an underlying mutual fund, Prime Cash Reserves Portfolio. The table reflects the direct expenses of the Fund and its allocated share of expenses of Prime Cash Reserves Portfolio.

EXAMPLE

This example helps you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated;

•	you reinvest all dividends;

•	you then sell all of your shares at the end of those periods;

•	your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund’s future performance; and

•	the Fund’s operating expenses as shown in the table remain the same — the example does not include voluntary waivers and reimbursements.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Citi Institutional Cash Reserves	1 Year	3 Years	5 Years	10 Years
Class S Shares	$50	$157	$274	$615

8

Citi Premium Liquid Reserves

This summary briefly describes Citi Premium Liquid Reserves and the principal risks of investing in it. For more information, see More About The Funds on page 22.

Fund Goal

The Fund’s goal is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital. Of course, there is no assurance that the Fund will achieve its goal.

Main Investment Strategies

Citi Premium Liquid Reserves invests only in high quality, short-term money market instruments denominated in U.S. dollars. These may include:

•	obligations of U.S. and non-U.S. banks;

•	commercial paper and asset-backed securities;

•	short-term obligations of the U.S. government and its agencies and instrumentalities, and repurchase agreements for these obligations; and

•	obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada.

The Fund may invest more than 25% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances.

Please note that the Fund invests in securities through an underlying mutual fund.

Main Risks

Investing in a mutual fund involves risk. Although Citi Premium Liquid Reserves seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Please remember that an investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks of investing in the Fund are described below. Please note that there are many other factors that could adversely affect your investment, and that could prevent the Fund from achieving its goals; these other factors are not described here. More information about risks appears in the Funds’ Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

Yield Fluctuation. The Fund invests in short-term money market instruments. As a result, the amount of income paid to you by the Fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, as they have been recently, the Fund’s expenses could absorb all or a significant portion of the Fund’s income.

Credit Risk. The Fund invests in high quality debt securities, meaning securities that are rated, when the Fund buys them, in the highest short-term rating category by nationally recognized rating agencies or, if unrated, in the Subadviser’s opinion are of comparable quality. However, it is possible that some issuers will be unable to make the required payments

9

on debt securities held by the Fund. Debt securities also fluctuate in value based on the perceived creditworthiness of issuers. A default on an investment held by the Fund could cause the value of your investment in the Fund, or its yield, to decline.

Interest Rate and Market Risk. A major change in interest rates or a significant decline in the market value of a Fund investment, or other market event, could cause the value of your investment in the Fund, or its yield, to decline.

Foreign Securities. You should be aware that investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by the Fund or issuers of securities, and political or social instability. In addition, foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. As a result, there may be rapid changes in the value of foreign securities. Non-U.S. markets also may offer less protection to investors, such as the Fund.

Concentration in Bank Obligations. Citi Premium Liquid Reserves may concentrate in bank obligations. This means that an investment in the Fund may be particularly susceptible to adverse events affecting the banking industry. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. Banks also depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get in financial trouble, their failure to repay the bank will also affect the bank’s financial situation.

Who May Want To Invest

You should keep in mind that an investment in a money market fund is not a complete investment program.

You should consider investing in Citi Premium Liquid Reserves if:

•	You’re seeking current income and a stabilized share price.

•	You want to be able to convert your investment to cash quickly with reduced risk to principal.

•	You’re seeking higher returns than are usually available from U.S. Treasury money market funds.

Don’t invest in the Fund if:

•	You’re seeking long term growth of capital or high current income and you can tolerate daily share price fluctuation.

10

Fund Performance

The following bar chart and table can help you evaluate the risks and performance of the Fund. The bar chart shows the Fund’s total returns for the calendar years indicated. The table compares the average annual returns for the Fund to the performance of the iMoneyNet 1st Tier Taxable Money Market Funds Average.

Please remember that the Fund’s past performance is not necessarily an indication of how it will perform in the future. The Fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the Fund’s performance may go down. For current yield information, please call 1-800-331-1792, toll-free, or contact your account representative.

CITI PREMIUM LIQUID RESERVES

Annual Total Returns

Calendar Year Ended December 31

As of September 30, 2006, the Fund had a year-to-date return of 3.40%.

Fund’s Highest and Lowest Returns

For Calendar Quarters Covered by the Bar Chart

		Quarter Ending
Highest	1.60%	12/31/00
Lowest	0.18%	6/30/04

Average Annual Total Returns

As of December 31, 2005

	1 Year	5 Years	10 Years
Citi Premium Liquid Reserves	2.95%	2.11%	3.77%
iMoneyNet 1st Tier Taxable Money Market Funds Average	2.46%	1.70%	3.43%

11

Fund Fees And Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

CITI PREMIUM LIQUID RESERVES

Fee Table
Shareholder Fees — Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None

Annual Operating Expenses(1) Expenses That Are Deducted From Fund Assets
Management Fees	0.35%
Distribution (12b-1) Fees (includes service fees)	0.10%
Other Expenses	0.09%
Total Annual Operating Expenses*	0.54%
* Because of voluntary waivers and/or reimbursements, actual total operating expenses are not expected to exceed:	0.40%
These voluntary fee waivers and reimbursements may be reduced or terminated at any time.

(1)  The Fund invests in securities through an underlying mutual fund, Liquid Reserves Portfolio. This table reflects the direct expenses of the Fund and its allocated share of expenses of Liquid Reserves Portfolio.

EXAMPLE

This example helps you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated;
•	you reinvest all dividends;
•	you then sell all of your shares at the end of those periods;
•	your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund’s future performance; and
•	the Fund’s operating expenses as shown in the table remain the same — the example does not include voluntary waivers and reimbursements.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Citi Premium Liquid Reserves	1 Year	3 Years	5 Years	10 Years
	$55	$173	$302	$678

12

Citi Premium U.S. Treasury Reserves

This summary briefly describes Citi Premium U.S. Treasury Reserves and the principal risks of investing in it. For more information, see More About The Funds on page 22.

Fund Goal

The Fund’s goal is to provide its shareholders with liquidity and as high a level of current income from U.S. government obligations as is consistent with the preservation of capital. Of course, there is no assurance that the Fund will achieve its goal.

Main Investment Strategies

Citi Premium U.S. Treasury Reserves under normal circumstances invests all of its assets in:

•	U.S. Treasury bills, notes and bonds;

•	Treasury receipts; and

•	Securities issued by U.S. government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Treasury.

Although the Fund is permitted to maintain a weighted average maturity of up to 90 days, under normal conditions the Fund will maintain a shorter maturity. The Fund may not generate as high a yield as other funds with longer weighted average maturities.

Please note that the Fund invests in securities through an underlying mutual fund.

Main Risks

Investing in a mutual fund involves risk. Although Citi Premium U.S. Treasury Reserves seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Please remember that an investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal

Deposit Insurance Corporation or any other government agency.

The principal risks of investing in the Fund are described below. Please note that there are many other factors that could adversely affect your investment, and that could prevent the Fund from achieving its goals; these other factors are not described here. More information about risks appears in the Funds’ Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

Yield Fluctuation. The Fund invests in short-term money market instruments. As a result, the amount of income paid to you by the Fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, as they have been recently, the Fund’s expenses could absorb all or a significant portion of the Fund’s income.

Interest Rate and Market Risk. A major change in interest rates or a significant decline in the value of a Fund investment, or other market event, could cause the value of your investment in the Fund, or its yield, to decline.

13

Who May Want To Invest

You should keep in mind that an investment in a money market fund is not a complete investment program.

You should consider investing in Citi Premium U.S. Treasury Reserves if:

•	You’re seeking current income and a stabilized share price.

•	You want to be able to convert your investment to cash quickly with reduced risk to principal.

•	You want the added safety of a fund that invests only in U.S. government securities.

Don’t invest in the Fund if:

•	You’re seeking long-term growth of capital or high current income and you can tolerate daily share price fluctuation.

Fund Performance

The following bar chart and table can help you evaluate the risks and performance of the Fund. The bar chart shows the Fund’s total returns for the calendar years indicated. The table compares the average annual returns for the Fund to the performance of the iMoneyNet 100% U.S. Treasury Rated Money Market Funds Average.

Please remember that the Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. The Fund’s performance reflects certain fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the Fund’s performance may go down. For current yield information, please call 1-800-331-1792, toll-free, or contact your account representative.

CITI PREMIUM U.S. TREASURY RESERVES

Annual Total Returns

Calendar Year Ended December 31

As of September 30, 2006, the Fund had a year-to-date return of 3.14%.

Fund’s Highest and Lowest Returns

For Calendar Quarters Covered by the Bar Chart

		Quarter Ending
Highest	1.49%	12/31/00
Lowest	0.12%	3/31/04

Average Annual Total Returns

As of December 31, 2005

	1 Year	5 Years	10 Years
Citi Premium U.S. Treasury Reserves	2.57%	1.79%	3.33%
iMoneyNet 100% U.S. Treasury Rated Money Market Funds Average	2.37%	1.63%	3.20%

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Fund Fees And Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

CITI PREMIUM U.S. TREASURY RESERVES

Fee Table
Shareholder Fees — Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None

Annual Fund Operating Expenses(1) Expenses That Are Deducted From Fund Assets
Management Fees	0.35%
Distribution (12b-1) Fees (includes service fees)	0.10%
Other Expenses	0.08%
Total Annual Fund Operating Expenses*	0.53%
* Because of voluntary waivers and/or reimbursements, actual total operating expenses are expected to be:	0.45%
These voluntary fee waivers and reimbursements may be reduced or terminated at any time.

(1)  The Fund invests in securities through an underlying mutual fund, U.S. Treasury Reserves Portfolio. This table reflects the direct expenses of the Fund and its allocated share of expenses of U.S. Treasury Reserves Portfolio.

EXAMPLE

This example helps you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated;
•	you reinvest all dividends;
•	you then sell all of your shares at the end of those periods;

•	your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund’s future performance; and

•	the Fund’s operating expenses as shown in the table remain the same — the example does not include voluntary waivers and reimbursements.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Citi Premium U.S. Treasury Reserves	1 Year	3 Years	5 Years	10 Years
	$54	$170	$297	$665

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Your Account

How To Buy Shares

Shares of the Funds are offered continuously and purchases may be made Monday through Friday, except on days on which the New York Stock Exchange (“NYSE”) is closed. The NYSE is closed on certain holidays listed in the SAI. Shares may be purchased from the Funds’ Distributors, or from financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers (called Service Agents). For more information, or to purchase shares directly from a Fund, please call the Fund at 1-800-331-1792, toll-free.

Shares are purchased at net asset value (normally $1.00 per share) the next time it is calculated after your order and the purchase price in federal or other immediately available funds are received in proper form by the Fund. If you pay by check, your order is effective when the check clears. Each Fund and its Distributors have the right to reject any purchase order or cease offering Fund shares at any time.

If you hold your shares through a Service Agent, your Service Agent will establish and maintain your account and be the shareholder of record. In the event that a Fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares. If you wish to transfer your account, you may only transfer it to another financial institution that acts as a Service Agent, or you may set up an account directly with a Fund’s transfer agent.

How The Price Of Your Shares Is Calculated

Each Fund calculates its net asset value (“NAV”) every day the NYSE is open for trading.

•	Institutional Cash Reserves calculates its NAV at 5:00 p.m. Eastern time

•	Premium Liquid Reserves calculates its NAV at 4:00 p.m. Eastern time

•	Premium U.S. Treasury Reserves calculates its NAV at 2:00 p.m. Eastern time

On days when the financial markets in which the Funds invest close early, NAV may be calculated as of the earlier close of those markets. The Funds’ securities are valued at amortized cost, which is approximately equal to market value.

How To Sell Shares

You may sell (redeem) your shares Monday through Friday, except on days on which the NYSE is closed. The NYSE is closed on certain holidays listed in the SAI. You may make redemption requests in writing through the Funds’ transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. If your account application permits, you may also make redemption requests by telephone. All redemption requests must be in proper form, as determined by the transfer agent. Each Service Agent is responsible for promptly submitting redemption requests to the Funds’ transfer agent. For your protection, a Fund may request documentation for large redemptions or other unusual activity in your account.

A redemption request is deemed received on a business day if it is received prior to the time at which the Fund calculates its NAV on that business day. The price of any redemption of

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Fund shares will be the NAV (normally $1.00 per share) the next time it is calculated after your redemption request has been received. Fund shares are redeemed without a sales charge.

For Citi Institutional Cash Reserves Only: Other than as described below, you will receive your redemption proceeds in federal funds on the business day on which your redemption request is received, or if your redemption request is received by the transfer agent after 5:00 p.m., on the next business day. However, if Fedwire or the applicable Federal Reserve Bank is closed on the day your redemption proceeds would otherwise be paid, payment of the redemption proceeds may be delayed one additional business day.

For All Other Funds: You will receive your redemption proceeds in federal funds normally on the business day on which your redemption request is received but, in any event, within seven days.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds delayed or postponed, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, or if an emergency exists as determined by the SEC. The Funds have the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.

Your Service Agent may impose a minimum account balance. If so, your Service Agent reserves the right to close your account if it falls below the required minimum balance. You will have 60 days to make an additional investment. If you do not increase your balance, your Service Agent may close your account and send the proceeds to you. Your shares will be sold at net asset value (normally $1.00 per share) on the day your account was closed. Please consult your Service Agent for more information.

The Funds may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

Exchanges

Shares of each of the Funds other than Citi Institutional Cash Reserves may be exchanged for shares of any other Fund offered in the CitiFunds family (primarily money market funds). You may place exchange orders through the transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. You may place exchange orders by telephone if your account application permits. The transfer agent or your Service Agent can provide you with more information.

There is no sales charge on shares you get through an exchange.

The exchange privilege may be changed or terminated at any time. You should be aware that you may have to pay taxes on your exchange.

Frequent Purchases And Redemptions Of Fund Shares

Money market funds are often used by investors for short term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the Board of Trustees of each of the Funds has not adopted policies and procedures, or imposed

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restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares.

The Boards also believe that money market funds, such as the Funds, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short term disparity between a Fund’s yield and current market yields, which could have the effect of reducing the Fund’s yield. In addition, frequent purchases and redemptions of a Fund’s shares could increase the Fund’s portfolio transaction costs and may interfere with the efficient management of the Fund’s portfolio, which could detract from the Fund’s performance.

United Kingdom Investors (Institutional Cash Reserves Only)

Institutional Cash Reserves has received an Order from the U.K. Financial Services Authority (the “FSA”) granting recognition under the U.K. Financial Services and Markets Act 2000. Any complaints from U.K. investors about the operation of the Fund may be made to the FSA. Investors in Institutional Cash Reserves are not covered by the Financial Services Compensation Scheme.

The Facilities Agent for Institutional Cash Reserves is Legg Mason International Equities Limited. The principal place of business of the Facilities Agent in the U.K. is Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB.

Dividends

Each Fund calculates its net income each business day when it calculates its NAV, and declares dividends for all of its shareholders of record. Shares begin to accrue dividends on the day your purchase order is effective. You will not receive dividends for the day on which your redemption order becomes effective. Dividends are distributed once a month, on or before the last business day of the month. Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional Fund shares.

Retirement Accounts

Your Service Agent can advise you about how investments in the Funds may be incorporated into your retirement plan.

Tax Matters

This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation.

Taxation of Distributions: You normally have to pay federal income tax and any state or local taxes on any dividends and other distributions you receive from a Fund, whether you take distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. The Funds do not expect any distributions to be treated as “qualified dividend income,” which is taxed at reduced rates. Some dividends paid in January may be taxable as if they had been paid the previous December. Distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

Taxation of Transactions: If you sell Fund shares or exchange them for shares of another fund, it is generally considered a taxable event.

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However, you will not have any gain or loss on the sale or exchange so long as the Fund maintains a net asset value of $1.00 per share.

Foreign Shareholders: Each Fund will withhold U.S. federal income tax at the rate of 30% (or any lower applicable treaty rate) on taxable dividends and other payments subject to withholding taxes that are made to persons who are neither citizens nor residents of the United States. You may be able to arrange for a lower withholding rate under an applicable tax treaty by supplying the appropriate documentation required by a Fund. For Fund taxable years beginning in 2006 and 2007, a Fund will not withhold with respect to dividends designated as (a) interest-related dividends, to the extent such dividends are derived from that Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from that Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from interest and from original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. The Funds anticipate that substantially all distributions will be designated as interest-related dividends.

Distributions received from a Fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

Backup Withholding: The account application asks each new investor to certify that the investor’s Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for failing to report income to the IRS. A Fund may be required to withhold (and pay over to the IRS for your credit) a percentage of certain distributions it pays you if you fail to provide this information or otherwise violate IRS regulations. The backup withholding rate is scheduled to be 28% during 2007. Backup withholding will not, however, be applied to payments that have been subject to the withholding tax described in the preceding paragraph.

Management Of The Funds

Manager and Subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Manager”) is the Funds’ investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the Funds and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the Funds. Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the Funds as subadviser.

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2006, Western Asset’s total assets under management were approximately $545 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2006, Legg Mason’s asset management operation had

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aggregate assets under management of approximately $891 billion.

Prior to August 1, 2006, Citi Fund Management Inc. (“CFM”) was the Funds’ investment manager. CFM is also a wholly-owned subsidiary of Legg Mason.

Management Fees

For the period from September 1, 2005 through July 31, 2006, CFM received, and for the period from August 1, 2006 through August 31, 2006, LMPFA received, the following fees as a percentage of average daily net assets after waivers:

Fund	Fees paid to CFM 9/1/2005- 7/31/2006	Fees paid to LMPFA 8/1/2006- 8/31/2006
Citi Institutional Cash Reserves	0.12%	0.11%
Citi Premium Liquid Reserves	0.21%	0.11%
Citi Premium U.S. Treasury Reserves	0.27%	0.33%

A discussion regarding the basis for the Board’s approval of each Fund’s management agreement and subadvisory agreement is available in that Fund’s Annual Report for the fiscal year ended August 31, 2006.

Other Information

The Funds’ Boards have approved a number of initiatives designed to streamline and restructure the fund complex, and have authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of new Boards, the grouping of the Funds for organizational and governance purposes with other funds in the fund complex that are predominantly fixed income funds, and adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also are being asked to approve investment matters, including standardized fundamental investment policies. Proxy materials describing these matters were mailed in October 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Distribution Arrangements

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the Funds’ Distributors.

The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

Each Fund has adopted a 12b-1 plan under rule 12b-1 under the Investment Company Act of 1940. The 12b-1 plan for each of Citi Premium Liquid Reserves and Citi Premium U.S. Treasury Reserves allows each Fund to pay its Distributors, Service Agents or others a monthly fee not to exceed 0.10% per year of the average daily net assets of the shares covered by the plan. The 12b-1 plan adopted by Citi Institutional Cash Reserves pertaining to Class S shares allows the Fund to pay to its Distributors, Service Agents or others a monthly fee not to exceed 0.25% per year of the average daily net assets of the shares covered by the plan. These fees may be used to make payments to the Distributors and to Service Agents or others as compensation for the sale of Fund shares, and to make payments for advertising, marketing or other promotional activity, or for providing personal service or the maintenance of shareholder accounts. Because fees under the plan are paid out of a Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

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In addition, the Distributors and/or their affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The Distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the Distributors and may be substantial. The Manager or its affiliates may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the Funds’ Distributors, affiliates of the Manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Recent Developments

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in

1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil

21

money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers.

The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Manager does not believe that this matter will have a material adverse effect on the Affected Funds.

The Funds are not Affected Funds, and therefore did not implement the transfer agent arrangements described above. The Funds have not and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

More About The Funds

The Funds’ goals, principal investments and risks are summarized in Funds At A Glance. More information on investments and investment strategies appears below.

Principal Investment Strategies

Each Fund’s principal investment strategies are the strategies that, in the opinion of its portfolio managers, are most likely to be important in trying to achieve its investment goals. Of course, there can be no assurance that any Fund will achieve its goals. Please note that each Fund may also use strategies and invest in securities that are described in the Statement of Additional Information. A Fund may not use all of the strategies and techniques or invest in all of the types of securities described in the Prospectus or in the Statement of Additional Information.

Each Fund has specific investment policies and procedures designed to maintain a constant net asset value of $1.00 per share. Each Fund also complies with industry regulations that apply to money market funds. These regulations require that each Fund’s investments mature or be deemed to mature within 397 days from the

22

date purchased and that the average maturity of each Fund’s investments (on a dollar-weighted basis) be 90 days or less. In addition, all of the Funds’ investments must be in U.S. dollar-denominated high quality securities which have been determined by the Subadviser to present minimal credit risks. To be considered high quality under the regulations, a security (or its issuer) must be rated in one of the two highest short-term rating categories by nationally recognized rating agencies, such as Moody’s or Standard & Poor’s, or, if unrated, in the Subadviser’s opinion be of comparable quality. Investors should note that within these two rating categories there may be sub-categories or gradations indicating relative quality. If the credit quality of a security deteriorates after the Fund buys it, the portfolio managers will decide whether the security should be held or sold.

Money market instruments in which the Funds may invest include instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features, and may take the form of participation interests or receipts in an underlying security, in some cases backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, or may represent the right to receive only the interest or principal component on the underlying security. These instruments may be considered to be derivatives.

Citi Institutional Cash Reserves has adopted investment policies that are more restrictive than the regulations. These investment policies require that all of the Fund’s investments be in

U.S. dollar denominated “first-tier” securities which have been determined by the Subadviser to present minimal credit risks. To be a “first-tier” security, a security (or its issuer) must be rated in the highest short-term rating category by nationally recognized ratings agencies, or, if unrated, in the Subadviser’s opinion, be of comparable quality. Investors should note that within this rating category there may be subcategories or gradations indicating relative quality. If the credit quality of a security deteriorates after the Fund buys

What Are Money Market Instruments?

Money Market Instruments are short-term IOUs issued by banks or other issuers, the U.S. or a foreign government, or state or local governments. Money market instruments generally have maturity dates of 13 months or less. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand notes (where the interest rate is reset periodically and the holder may demand payment from the issuer at any time), fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed securities (which are backed by pools of accounts receivable such as car installment loans or credit card receivables) and repurchase agreements. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed upon interest rate.

it, the portfolio managers will decide whether the security should be held or sold.

Citi Institutional Cash Reserves invests in high quality U.S. dollar-denominated money market instruments of U.S. and non-U.S. issuers. These

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obligations include U.S. government obligations, obligations of U.S. and non-U.S. banks, obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada, commercial paper, asset backed securities and repurchase agreements. The Fund’s U.S. government obligations may include U.S. Treasury bills, bonds and notes and obligations of U.S. government agencies and instrumentalities that may, but need not, be backed by the full faith and credit of the United States. The Fund may invest more than 25% of its assets in bank obligations, including certificates of deposit, fixed time deposits and bankers’ acceptances.

Although Citi Institutional Cash Reserves is permitted to maintain a weighted average maturity of up to 90 days, under normal conditions the Fund will maintain a shorter maturity. The Fund may not generate as high a yield as other funds with longer weighted average maturities. The Fund’s investment goals and policies may be changed without a shareholder vote.

Citi Premium Liquid Reserves invests in high quality U.S. dollar-denominated money market instruments of U.S. and non-U.S. issuers. These obligations include U.S. government obligations, obligations of U.S. and non-U.S. banks, obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada, commercial paper, asset-backed securities and repurchase agreements. The Fund’s U.S. government obligations may include U.S. Treasury bills, bonds and notes and obligations of U.S. government agencies and instrumentalities that may, but need not, be backed by the full faith and credit of the United States. The Fund may invest more than 25% of its assets in bank obligations, including certificates of deposit, fixed time deposits and bankers’ acceptances.

Citi Premium Liquid Reserves also invests only in “first-tier” securities, which are securities rated in the highest short-term rating category by nationally recognized rating agencies or, if unrated, in the Subadviser’s opinion are of comparable quality. The Fund’s investment goals and policies may be changed without a shareholder vote.

Citi Premium U.S. Treasury Reserves invests in U.S. Treasury bills, bonds, notes and receipts. Treasury receipts are interest coupons on other U.S. Treasury obligations. This Fund may also invest in short-term obligations of U.S. government agencies and instrumentalities, but only if the obligations are backed by the full faith and credit of the United States Treasury. The Fund’s investment goals and policies may be changed without a shareholder vote. Although the Fund invests in U.S. government obligations, an investment in the Fund is neither insured nor guaranteed by the U.S. government.

$1.00 Net Asset Value. In order to maintain a $1.00 per share net asset value, each Fund could reduce the number of its outstanding shares. For example, a Fund could do this if there were a default on an investment held by a Fund, if expenses exceed a Fund’s income, or if the investment declined significantly in value. If this happened, you would own fewer shares. By investing in a Fund, you agree to this reduction should it become necessary.

Investment Structure. The Funds do not invest directly in securities but instead each invests through an underlying mutual fund having the same goals and strategies. Unless otherwise indicated, references to the Funds in this Pro -

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spectus include the underlying fund. Each Fund may stop investing in its corresponding underlying fund at any time, and will do so if the Fund’s Trustees believe that to be in the shareholders’ best interests. A Fund could then invest in one or more other mutual funds or pooled investment vehicles, or could invest directly in securities. Investors should note that other funds invest in the same underlying mutual funds as Institutional Cash Reserves, Premium Liquid Reserves and Premium U.S. Treasury Reserves. These other funds may have lower expenses, and correspondingly higher performance, than Institutional Cash Reserves, Premium Liquid Reserves and Premium U.S. Treasury Reserves, respectively.

Management Style. Managers of mutual funds use different styles when selecting securities to purchase. The portfolio managers use a “top-down” approach when selecting securities for the Funds. When using a “top-down” approach, the portfolio managers look first at broad economic factors and market conditions, such as prevailing and anticipated interest rates. On the basis of those factors and conditions, the portfolio managers select optimal interest rates and maturities and choose certain sectors or industries within the overall market. The portfolio managers then look at individual issuers within those sectors or industries to select securities for the investment portfolio.

Since the Funds maintain a weighted average maturity of no more than 90 days, many of their investments are held until maturity. The portfolio managers may sell a security before maturity when it is necessary to do so to meet redemption requests. The portfolio managers may also sell a security if the portfolio managers believe the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of a Fund’s portfolio (for example, to reflect changes in the portfolio managers’ expectations concerning interest rates), or when the portfolio managers believe there is superior value in other market sectors or industries.

Portfolio Holdings

Each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the SAI.

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Financial Highlights

The financial highlights table is intended to help you understand Citi Institutional Cash Reserves’ financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Class S share. The total returns in the table represent the rate that an investor would have earned on an investment in Class S shares of the Fund (assuming reinvestment of all dividends and distributions). The information has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, independent registered public accountants, whose report, along with the Fund’s financial statements, is included in the annual report which is available upon request.

Citi Institutional Cash Reserves — Class S

For a share of beneficial interest outstanding throughout each year ended August 31:

	Years Ended August 31,
	2006		2005		2004	2003	2002
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000	$1.000	$1.000
Income From Operations:
Net investment income	0.042		0.023		0.008	0.011	0.018
Net realized loss	(0.000	)(1)	(0.000	)(1)	—	—	—
Total Income From Operations	0.042		0.023		0.008	0.011	0.018
Less Distributions From:
Net investment income	(0.042)		(0.023)		(0.008)	(0.011)	(0.018)
Total Distributions	(0.042)		(0.023)		(0.008)	(0.011)	(0.018)
Net Asset Value, End of Year	$1.000		$1.000		$1.000	$1.000	$1.000
Total Return(2)	4.32%		2.29%		0.82%	1.09%	1.83%
Net Assets, End of Year (millions)	$380		$482		$475	$289	$207
Ratios to Average Net Assets:
Gross expenses(3)	0.49%		0.49%		0.50%	0.57%	0.53%
Net expenses(3)(5)	0.35	(4)	0.35	(4)	0.35 (4)	0.35 (4)	0.40
Net investment income	4.16		2.29		0.82	1.04	1.75

(1)	Amount represents less than $0.001 per share.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Includes the Fund’s share of Prime Cash Reserves Portfolio’s allocated expenses beginning on June 3, 2002.
(4)	As a result of an expense limitation, the ratio of expenses to average net assets of Class S shares did not exceed 0.35%.
(5)	Reflects fee waivers and/or expense reimbursements.

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Financial Highlights — Continued

The financial highlights table is intended to help you understand Citi Premium Liquid Reserves’ financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended August 31, 2006 and 2005 has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, independent registered public accountants, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request. The Fund’s financial statements for the fiscal years ended August 31, 2002, 2003 and 2004 were audited by other independent registered public accountants.

Citi Premium Liquid Reserves

For a share of beneficial interest outstanding throughout each year ended August 31:

	Years Ended August 31,
	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000	$1.000
Income From Operations:
Net investment income	0.041		0.022		0.008		0.011	0.020
Net realized gain (loss)	(0.000	)(1)	0.000	(1)	0.000	(1)	—	—
Total Income From Operations	0.041		0.022		0.008		0.011	0.020
Less Distributions From:
Net investment income	(0.041)		(0.022)		(0.008)		(0.011)	(0.020)
Net realized gain	—		(0.000	)(1)	(0.000	)(1)	—	—
Total Distributions	(0.041)		(0.022)		(0.008)		(0.011)	(0.020)
Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000	$1.000
Total Return(2)	4.21%		2.25%		0.79%		1.09%	2.06%
Net Assets, End of Year (millions)	$518		$501		$950		$1,532	$1,313
Ratios to Average Net Assets:
Gross expenses(3)	0.54%		0.52%		0.50%		0.50%	0.59%
Net expenses(3)(4)(5)	0.39		0.40		0.40		0.40	0.40
Net investment income	4.13		2.10		0.78		1.07	2.03

(1)	Amount represents less than $0.001 per share.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. (3) Includes the Fund’s share of Liquid Reserves Portfolio’s allocated expenses.

(4)	As a result of an expense limitation, the ratio of expenses to average net assets of the Fund did not exceed 0.40%.
(5)	Reflects fee waivers and/or expense reimbursements.

27

Financial Highlights — Continued

The financial highlights table is intended to help you understand Citi Premium U.S. Treasury Reserves’ financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, independent registered public accountants, whose report, along with the Fund’s financial statements, is included in the annual report which is available upon request.

Citi Premium U.S. Treasury Reserves

For a share of beneficial interest outstanding throughout each year ended August 31:

	Years Ended August 31,
	2006		2005	2004		2003		2002
Net Asset Value, Beginning of Year	$1.000		$1.000	$1.000		$1.000		$1.000
Income From Operations:
Net investment income	0.038		0.019	0.006		0.008		0.017
Net realized gain	0.000	(1)	0.000 (1)	0.000	(1)	0.000	(1)	—
Total Income From Operations	0.038		0.019	0.006		0.008		0.017
Less Distributions From:
Net investment income	(0.038)		(0.019)	(0.006)		(0.008)		(0.017)
Net realized gain	(0.000	)(1)	(0.000)	(0.000	)(1)	(0.000	)(1)	—
Total Distributions	(0.038)		(0.019)	(0.006)		(0.008)		(0.017)
Net Asset Value, End of Year	$1.000		$1.000	$1.000		$1.000		$1.000
Total Return(2)	3.85%		1.90%	0.57%		0.85%		1.70%
Net Assets, End of Year (000s)	$215,707		$384,003	$390,847		$372,823		$724,108
Ratios to Average Net Assets:
Gross expenses(3)	0.53%		0.53%	0.53%		0.53%		0.64%
Net expenses(3)(4)(5)	0.45		0.45	0.45		0.45		0.45
Net investment income	3.70		1.83	0.56		0.91		1.67

(1)	Amount represents less than $0.001 per share.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. (3) Includes the Fund’s share of U.S. Treasury Reserves Portfolio’s allocated expenses.

(4)	As a result of an expense limitation, the ratio of expenses to average net assets of the Fund did not exceed 0.45%
(5)	Reflects fee waivers and/or expense reimbursements.

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[This Page Intentionally Left Blank]

[This Page Intentionally Left Blank]

The Statement of Additional Information (SAI) provides more details about the Funds and their policies. The SAI is incorporated by reference into this Prospectus and is legally part of it.

Additional information about a Fund’s investments is available in that Fund’s Annual and Semi-Annual Reports to shareholders. In each Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected that Fund’s performance.

To obtain free copies of the SAI and the Annual and Semi-Annual Reports or to make other inquiries, please call 1-800-331-1792, toll-free, or your account representative. You may also obtain free copies of the SAI and Annual and Semi-Annual Reports by visiting www.leggmason.com/InvestorServices.

The SAI is also available from the Securities and Exchange Commission. You can find it on the EDGAR Database on the SEC Internet site at http://www.sec.gov. Information about the Funds (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at: (202) 551-8090. Copies may also be obtained upon payment of a duplicating fee by electronic request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-6009.

SEC File Numbers:	811-5812
	811-6740	FD02405 12/06

Filed under Rule 497 (C)
File Nos. 33-49552 and 811-6740

SVB Securities

Liquid Reserves Shares

a class of

CitiSM Institutional Liquid Reserves

Supplement dated April 16, 2007

to Prospectus dated December 31, 2006

The attached prospectus is now dated April 16, 2007.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name. The fund is now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly fixed income-type funds. The prospectus is supplemented as shown below to reflect this change. Any information in the prospectus relating to the fund prior to the date of this prospectus refers to the fund’s predecessor.

Performance Information

The summary performance information shown below and in the prospectus is that of the fund’s predecessor.

FUND’S HIGHEST AND LOWEST RETURNS

For Calendar Quarters Covered by the Bar Chart

SVB Securities Liquid Reserves Shares	Quarter Ending
Highest 1.37%	3/31/01
Lowest 0.14%	6/30/04

AVERAGE ANNUAL TOTAL RETURNS

As of December 31, 2006

	1 Year	5 Years	Since Inception of Class
SVB Securities Liquid Reserves Shares	4.52%	2.05%	2.75	%*
iMoneyNet 1st Tier Institutional Taxable Money Market Funds Average	4.79%	2.20%	*	*

*	SVB Securities Liquid Reserves Shares commenced operations on April 24, 2000.
**	Information regarding performance for this period is not available.

Management - Other Information

The paragraph beneath the heading “Other Information” in the “Management” section of the prospectus is deleted.

Financial Highlights

The financial information shown in the “Financial Highlights” section of the prospectus is that of the fund’s predecessor.

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds and investment advisers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup. Investments in the fund are not bank deposits or obligations of Citibank.

FD04164

SVB Securities

Liquid Reserves Shares

a class of

CitiSM Institutional Liquid Reserves

PROSPECTUS

December 31, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete.

Any statement to the contrary is a criminal offense.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds and investment advisers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup. Investments in the Fund are not bank deposits or obligations of Citibank.

The Federal Deposit Insurance Corporation

does not insure these investments.

These investments are not bank deposits or obligations of

Silicon Valley Bank or guaranteed by Silicon Valley Bank.

These investments are subject to investment risks,

including possible loss of principal and interest.

Fund at a Glance

SVB Securities Liquid Reserves Shares are shares of a money market fund. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. The Fund tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

This summary briefly describes the Fund and the principal risks of investing in it. For more information, see More About the Fund on page 12.

FUND GOAL

The Fund’s goal is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital. Of course, there is no assurance that the Fund will achieve its goal.

MAIN INVESTMENT STRATEGIES

The Fund invests only in high quality, short-term money market instruments denominated in U.S. dollars. These may include:

•	obligations of U.S. and non-U.S. banks;

•	commercial paper and asset backed securities;

•	short-term obligations of the U.S. government and its agencies and instrumentalities, and repurchase agreements for these obligations; and

•	obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada.

The Fund may invest more than 25% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances.

Please note that the Fund invests in securities through an underlying mutual fund.

MAIN RISKS

Investing in a mutual fund involves risk. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Please remember that an investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks of investing in the Fund are described below. Please note that there are many other factors that could adversely affect your investment, and that could prevent the Fund from achieving its goal; these other factors are not described here. More information about risks appears in the Fund’s Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

Yield Fluctuation. The Fund invests in short-term money market instruments. As a result, the amount of income paid to you by the Fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, as they have been recently, the Fund’s expenses could absorb all or a significant portion of the Fund’s income.

Credit Risk. The Fund invests in debt securities that are rated, when the Fund buys them, in the highest short-term rating category by nationally recognized rating agencies or, if unrated, in the Subadviser’s opinion are of comparable quality. However, it is possible that some issuers will be unable to make the required payments on debt securities held by the Fund. Debt securities also go up or down in value based on the perceived cred-itworthiness of issuers. A default on an investment held by the Fund could cause the value of your investment in the Fund to decline.

Interest Rate and Market Risk. A major change in interest rates or a significant decline in the market value of a Fund investment, or other market event, could cause the value of your investment in the Fund, or its yield, to decline.

4

Foreign Securities. You should be aware that investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by the Fund or issuers of securities, and political or social instability. In addition, foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. As a result, there may be rapid changes in the value of foreign securities. Foreign markets also may offer less protection to investors, such as the Fund.

Concentration in the Banking Industry. The Fund may concentrate in bank obligations. This means that an investment in the Fund may be particularly susceptible to adverse events affecting the banking industry. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. Banks also depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get in financial trouble, their failure to repay the bank will also affect the bank’s financial situation.

Fund Performance

The following bar chart and table can help you evaluate the risks and performance of the Fund. The bar chart shows the total returns of the Fund’s SVB Securities Liquid Reserves Shares for the calendar years indicated. The table compares the average annual returns for the Fund’s SVB Securities Liquid Reserves Shares to the performance of the iMoneyNet 1st Tier Institutional Taxable Money Market Funds Average.

The Fund offers two other classes of shares, but only SVB Securities Liquid Reserves Shares are offered through this prospectus. You should note that the performance of a class will vary, depending upon the expense level for that class.

Please remember that the Fund’s past performance is not necessarily an indication of how it will perform in the future. The Fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the Fund’s performance may go down. For current yield information, please call 800-303-7371, toll-free, or contact your account representative.

5

Calendar Year Ended December 31

As of September 30, 2006, SVB Securities Liquid Reserves Shares had a year-to-date return of 3.26%.

FUND’S HIGHEST AND LOWEST RETURNS
For Calendar Quarters Covered by the Bar Chart
SVB Securities Liquid Reserves Shares		Quarter Ending
Highest	1.37%	3/31/01
Lowest	0.14%	6/30/04

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2005
	1 Year	5 Years	Since Inception of Class
SVB Securities Liquid Reserves Shares	2.75%	1.93%	2.44%*
iMoneyNet 1st Tier Institutional Taxable Money Market Funds Average	2.92%	2.08%	**
* SVB Securities Liquid Reserves Shares commenced operations on April 24, 2000.
** Information regarding performance for this period is not available.

6

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold SVB Securities Liquid Reserves Shares.

SHAREHOLDER FEES Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases		None
Maximum Deferred Sales Charge (Load)		None
ANNUAL FUND OPERATING EXPENSES[1] Expenses That Are Deducted From Fund Assets
Management Fees[2]		0.18%
Distribution (12b-1) Fees (includes service fees)		0.45%
Other Expenses		0.02%
Total Annual Operating Expenses*		0.65%
* Because of voluntary waivers and/or reimbursements, actual total operating expenses are expected to be:		0.60%
These fee waivers and reimbursements may be reduced or terminated at any time.

[1]       The Fund invests in securities through an underlying mutual fund, Liquid Reserves Portfolio. This table reflects the direct expenses of the Fund and its allocated share of expenses of Liquid Reserves Portfolio.

[2] As of October 1, 2005, the Management Fee was revised from 0.25% to an annual rate that decreases as Fund assets increase in accordance with the following breakpoint schedule:
Average Daily Net Assets	Management Fee Rate
First $1 billion	0.250%
Next $1 billion	0.225%
Next $3 billion	0.200%
Next $5 billion	0.175%
Over $10 billion	0.150%

EXAMPLE

This example helps you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated;

•	you reinvest all dividends;

•	you then sell all of your shares at the end of those periods;

•	your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund’s future performance; and

•	the Fund’s operating expenses as shown in the table remain the same — the example does not include voluntary waivers and fee reimbursements.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
SVB Securities Liquid Reserves Shares	$66	$208	$362	$810

7

Your Account

HOW TO BUY SHARES

Shares of the Fund are offered continuously and purchases may be made Monday through Friday, except on days on which the New York Stock Exchange (“NYSE”) is closed. The NYSE is closed on certain holidays listed in the SAI. SVB Securities Liquid Reserves Shares may be purchased by customers of SVB Securities from the Fund’s Distributors or a broker-dealer or financial institution (called a Service Agent) that has entered into a service agreement with a Distributor concerning the Fund. You pay no sales charge (load) to invest in the Fund. The Fund and the Distributors have the right to reject any purchase order or cease offering Fund shares at any time.

Shares are purchased at net asset value (normally $1.00 per share) the next time it is calculated after your order and the purchase price in federal or other immediately available funds are received in proper form by the Fund. If you pay by check, your order is effective when the check clears. The Fund does not impose any minimum initial or subsequent investment requirements but your Service Agent may.

If you hold your shares through a Service Agent, your Service Agent will establish and maintain your account and be the shareholder of record. In the event that the Fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares. If you wish to transfer your account, you may transfer it to another financial institution, or you may set up an account directly with the Fund’s transfer agent.

HOW THE PRICE OF YOUR SHARES IS CALCULATED

The Fund calculates its net asset value (NAV) at 4:00 p.m. Eastern time every day the NYSE is open for trading. On days when the financial markets in which the Fund invests close early, NAV may be calculated as of the earlier close of those markets. The Fund’s securities are valued at amortized cost, which is approximately equal to market value.

HOW TO SELL SHARES

You may sell (redeem) your shares Monday through Friday, except on days on which the NYSE is closed. The NYSE is closed on certain holidays listed in the SAI. You may make redemption requests in writing through the Fund’s transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. If your account application permits, you may also make redemption requests by telephone. All redemption requests must be in proper form, as determined by the transfer agent. Your Service Agent is responsible for promptly submitting redemption requests to the Fund’s transfer agent. For your protection, the Fund may request documentation for large redemptions or other unusual activity in your account.

The price of any redemption of Fund shares will be the NAV (normally $1.00 per share) the next time it is calculated after your redemption request has been received. Fund shares are redeemed without a sales charge.

Other than as described below, you will receive your redemption proceeds in federal funds on the business day on which you sell your shares, or if your redemption request is received by the transfer agent after 4:00 p.m., on the next business day. However, if Fedwire or the applicable Federal Reserve Bank is closed on the day your redemption proceeds would otherwise be paid, payment of the redemption proceeds may be delayed one additional business day. Your redemption proceeds also may be delayed, or your right to receive redemption proceeds delayed or postponed, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, or if an emergency exists as determined by the SEC. The Fund has the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.

The Fund may adopt policies from time to time requiring mandatory redemption of shares in certain circumstances.

8

EXCHANGES

There are currently no exchange privileges in effect with respect to SVB Securities Liquid Reserves Shares. However, in the future, you may be able to exchange your shares of the Fund for shares of certain other funds that are made available by your Service Agent. Your Service Agent will provide you with more information about available funds, including a prospectus for any fund to be acquired through an exchange. If your account application allows, you may arrange the exchange by telephone.

There is no sales charge on shares you get through an exchange.

The exchange privilege, if implemented, may be changed or terminated at any time. You should be aware that you may have to pay taxes on your exchange.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Money market funds are often used by investors for short term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the Board of Trustees of the Fund has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the Fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short term disparity between the Fund’s yield and current market yields, which could have the effect of reducing the Fund’s yield. In addition, frequent purchases and redemptions of the Fund’s shares could increase the Fund’s portfolio transaction costs and may interfere with the efficient management of the Fund’s portfolio, which could detract from the Fund’s performance.

DIVIDENDS

The Fund calculates its net income each business day when it calculates its NAV, and declares dividends for all of its shareholders of record. Shares begin to accrue dividends on the day your purchase order is effective. You will not receive dividends for the day on which your redemption order becomes effective. Dividends are distributed once a month. Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional Fund shares.

TAX MATTERS

This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation.

Federal Taxation of Distributions: You normally will have to pay federal income tax on any dividends and other distributions you receive from the Fund, whether you take distributions in cash or reinvest them in additional shares. Distributions designated as capital gains dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. The Fund does not expect any distributions to be treated as “qualified dividend income”, which is taxed at reduced rates. Some dividends paid in January may be taxable as if they had been paid the previous December.

State and Local Taxes: Generally, you will have to pay state or local taxes on Fund dividends and other distributions, although distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

Taxation of Transactions: If you sell Fund shares or exchange them for shares of another fund, it is generally considered a taxable event. However, you will not have any gain or loss on the sale or exchange so long as the Fund maintains a net asset value of $1.00 per share.

Foreign Shareholders: The Fund will withhold U.S. federal income tax at the rate of 30% (or any lower applicable treaty rate) on taxable dividends and other payments subject to withholding taxes that are made to persons who are not citizens or residents of the United States. You may be able to arrange for a lower withholding

9

rate under an applicable tax treaty by supplying the appropriate documentation required by the Fund. For Fund taxable years beginning in 2006 and 2007, the Fund will not withhold with respect to dividends designated as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from interest and from original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. The Fund anticipates that substantially all distributions will be designated as interest-related dividends. Distributions received from the Fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

Backup Withholding: The account application asks each new investor to certify that the investor’s Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for failing to report income to the IRS. The Fund may be required to withhold (and pay over to the IRS for your credit) a percentage of certain distributions it pays you if you fail to provide this information or otherwise violate IRS regulations. The backup withholding rate is scheduled to be 28% during 2007. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the U.S.

Management of the Fund

MANAGER AND SUBADVISER

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Manager”) is the Fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the Fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the Fund. Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the Fund as subadviser.

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2006, Western Asset’s total assets under management were approximately $545 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion.

Prior to August 1, 2006, Citi Fund Management Inc. (“CFM”) was the Fund’s investment manager. CFM is also a wholly-owned subsidiary of Legg Mason.

MANAGEMENT FEES

For the period from September 1, 2005 through July 31, 2006, the Fund paid CFM management fees of 0.11% of the Fund’s average daily net assets after waivers. For the period from August 1, 2006 through August 31, 2006, the Fund paid LMPFA management fees of 0.00% of the Fund’s average daily net assets after waivers.

The Fund pays management fees at the following rates based on assets under management: 0.250% on assets up to $1 billion, 0.225% on assets between $1 billion and $2 billion, 0.200% on assets between $2 billion and $5 billion, 0.175% on assets between $5 billion and $10 billion, and 0.150% on assets over $10 billion. Prior to October 1, 2005, the Fund paid management fees of 0.250% of the Fund’s average daily net assets.

10

A discussion regarding the basis for the Board’s approval of the Fund’s management agreement and sub-advisory agreement is available in the Fund’s Annual Report for the fiscal year ended August 31, 2006.

OTHER INFORMATION

The Fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new Board, the grouping of the Fund for organizational and governance purposes with other funds in the fund complex that are predominantly fixed income funds, and adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also are being asked to approve investment matters, including standardized fundamental investment policies. Proxy materials describing these matters were mailed in October 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

DISTRIBUTION ARRANGEMENTS

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Asset Management (“CAM”) serve as the fund’s Distributors.

The Fund offers other classes of shares with different expense levels. Only SVB Securities Liquid Reserves Shares are offered in this prospectus. The Fund does not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

The Fund has adopted a 12b-1 plan for SVB Securities Liquid Reserves Shares under rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Fund may pay a monthly fee not to exceed 0.45% per year of the average daily net assets represented by SVB Securities Liquid Reserves Shares. This fee may be used to make payments to the Distributors and to Service Agents or others as compensation for the sale of Fund shares, and to make payments for advertising, marketing or other promotional activity, or for providing personal service or the maintenance of shareholder accounts. Because fees under the plan are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, the Distributors and/or their affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The Distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the Distributors and may be substantial. The Manager or its affiliates may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the Fund’s Distributors, affiliates of the Manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

RECENT DEVELOPMENTS

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when

11

proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Manager does not believe that this matter will have a material adverse effect on the Affected Funds.

The Fund is not one of the Affected Funds, and therefore did not implement the transfer agent arrangements described above. The Fund has not and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

More About the Fund

The Fund’s goals, principal investments and risks are summarized in Fund at a Glance. More information on investments and investment strategies appears below.

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PRINCIPAL INVESTMENT STRATEGIES

The Fund’s principal investment strategies are strategies that, in the opinion of the portfolio managers, are most likely to be important in trying to achieve the Fund’s investment goals. Of course, there can be no assurance that the Fund will achieve its goals. Please note that the Fund may also use strategies and invest in securities that are described in the Statement of Additional Information. The Fund may not use all of the strategies and techniques or invest in all of the types of securities described in the Prospectus or in the Statement of Additional Information.

The Fund has specific investment policies and procedures designed to maintain a constant net asset value of $1.00 per share. The Fund also complies with industry regulations that apply to money market funds. These regulations require that the Fund’s investments mature or be deemed to mature within 397 days from the date purchased and that the average maturity of the Fund’s investments (on a dollar-weighted basis) be 90 days or less. In addition, the regulations require that all of the Fund’s investments be in U.S. dollar-denominated high quality securities which have been determined by the Subadviser to present minimal credit risk. To be considered high quality under the regulations, a security (or its issuer) must be rated in one of the two highest short-term ratings categories by nationally recognized ratings agencies, such as Moody’s or Standard & Poor’s, or, if unrated, in the Subadviser’s opinion, be of comparable quality. The Fund has adopted investment policies that are more restrictive than the regulations. The investment policies require that all of the Fund’s investments be in U.S. dollar-denominated “first-tier” securities which have been determined by the Subadviser to present minimal credit risks. To be a “first-tier” security, a security (or its issuer) must be rated in the highest short-term rating category by nationally recognized rating agencies, or, if unrated, in the Subadviser’s opinion be of comparable quality. Investors should note that within this rating category there may be sub-categories or gradations indicating relative quality. If the credit quality of a security deteriorates after the Fund buys it, the portfolio managers will decide whether the security should be held or sold.

Money market instruments in which the Fund may invest include instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features, and may take the form of participation interests or receipts in an underlying security, in some cases backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, or may represent the right to receive only the interest or principal component on the underlying security. These instruments may be considered to be derivatives.

WHAT ARE MONEY MARKET INSTRUMENTS?

Money market instruments are short-term IOUs issued by banks or other issuers, the U.S. or a foreign government, or state or local governments. Money market instruments generally have maturity dates of 13 months or less. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand notes (where the interest rate is reset periodically and the holder may demand payment from the issuer at any time), fixed-term obligations, commercial paper (short term unsecured debt), asset-backed securities (which are backed by pools of accounts receivable such as car installment loans or credit card receivables) and repurchase agreements. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed upon interest rate.

The Fund invests in high quality U.S. dollar-denominated money market instruments of U.S. and non-U.S. issuers. These obligations include U.S. government obligations, obligations of U.S. and non-U.S. banks, obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada, commercial paper, asset-backed securities and repurchase agreements. The Fund’s U.S. government obligations may include U.S. Treasury bills, bonds and notes and obligations of U.S. government agencies and instrumentalities that may, but need not, be backed by the full faith and credit of the United States. The Fund may invest more than 25%

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of its assets in bank obligations, including certificates of deposit, fixed time deposits and bankers’ acceptances. The Fund’s investment goals and policies may be changed without a shareholder vote.

$1.00 Net Asset Value. In order to maintain a $1.00 per share net asset value, the Fund could reduce the number of its outstanding shares. For example, the Fund could do this if there were a default on an investment held by the Fund, if expenses were to exceed the Fund’s income or if an investment declined significantly in value. If this happened, you would own fewer shares. By investing in the Fund, you agree to this reduction should it become necessary.

Investment Structure. The Fund does not invest directly in securities but instead invests through an underlying mutual fund having the same goals and strategies. Unless otherwise indicated, references to the Fund in this Prospectus include the underlying fund. The Fund may stop investing in its corresponding underlying fund at any time, and will do so if the Fund’s Trustees believe that to be in the shareholders’ best interests. The Fund could then invest in one or more other mutual funds or pooled investment vehicles, or could invest directly in securities. Investors should note that other funds invest in the same underlying mutual fund. These other funds may have lower expenses, and correspondingly higher performance, than SVB Securities Liquid Reserves Shares.

Management Style. Managers of mutual funds use different styles when selecting securities to purchase. The Fund’s portfolio managers use a “top-down” approach when selecting securities for the Fund. When using a “top-down” approach, the portfolio managers look first at broad economic factors and market conditions, such as prevailing and anticipated interest rates. On the basis of those factors and conditions, the portfolio managers select optimal interest rates and maturities and choose certain sectors or industries within the overall market. The portfolio managers then look at individual companies within those sectors or industries to select securities for the investment portfolio.

Since the Fund maintains a weighted average maturity of no more than 90 days, many of its investments are held until maturity. The portfolio managers may sell a security before maturity when it is necessary to do so to meet redemption requests. The portfolio managers may also sell a security if the portfolio managers believe the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of the Fund’s portfolio (for example, to reflect changes in the portfolio managers’ expectations concerning interest rates), or when the portfolio managers believe there is superior value in other market sectors or industries.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the SAI.

The Fund. SVB Securities Liquid Reserves Shares are a class of shares of Citi Institutional Liquid Reserves.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single SVB Securities Liquid Reserves share. The total returns in the table represent the rate that an investor would have earned on an investment in SVB Securities Liquid Reserves shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended August 31, 2006 and 2005 has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, independent registered public accountants, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request. The Fund’s financial statements for the fiscal years ended August 31, 2002, 2003 and 2004 had been audited by other independent registered public accountants.

Citi Institutional Liquid Reserves

SVB Securities Liquid Reserves Shares

For a share of beneficial interest outstanding throughout each year ended August 31:

	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000	$1.000
Income From Operations:
Net investment income	0.039		0.020		0.006		0.009	0.018
Net realized gain (loss)	(0.000	)(1)	0.000	(1)	0.000	(1)	—	—
Total Income From Operations	0.039		0.020		0.006		0.009	0.018
Less Distributions From:
Net investment income	(0.039)		(0.020)		(0.006)		(0.009)	(0.018)
Net realized gain	—		(0.000	)(1)	(0.000	)(1)	—	—
Total Distributions	(0.039)		(0.020)		(0.006)		(0.009)	(0.018)
Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000	$1.000
Total Return(2)	4.02%		2.06%		0.63%		0.91%	1.86%
Net Assets, End of Year (millions)	$162		$208		$213		$286	$491
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(3)	0.65%		0.73%		0.73%		0.73%	0.75%
Net expenses(3)(4)(5)	0.57		0.58		0.56		0.58	0.60
Net investment income	3.91		2.02		0.62		0.94	1.97

(1)	Amount represents less than $0.001 per share.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Includes the Fund’s share of Liquid Reserves Portfolio’s allocated expenses.
(4)	As a result of an expense limitation, the ratio of expenses to average net assets of SVB Liquid Reserves shares did not exceed 0.60%.
(5)	Reflects fee waivers and/or expense reimbursements.

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The Statement of Additional Information (SAI) provides more details about the Fund and its policies. The SAI is incorporated by reference into this Prospectus and is legally part of it.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to Shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected Fund performance during its last fiscal year.

To obtain free copies of the SAI and the Annual and Semi-Annual Reports or to make other inquiries, please call 1-800-303-7371, toll-free, or your account representative. You may also obtain free copies of the SAI and Annual and Semi-Annual Reports by visiting www.leggmason.com/InvestorServices.

The SAI, reports, and other information about the Fund are also available on the EDGAR Database on the SEC Internet site at http://www.sec.gov. Information about the Fund (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. Copies may also be obtained upon payment of a duplicating fee by electronic request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-6009.

SEC File Number: 811-6740	FD 02407 12/06

16

Filed under Rule 497 (C)
File Nos. 33-49552 and 811-6740

SVB Securities

Institutional Liquid Reserves Shares

a class of

CitiSM Institutional Liquid Reserves

Supplement dated April 16, 2007

to Prospectus dated December 31, 2006

The attached prospectus is now dated April 16, 2007.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name. The fund is now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly fixed income-type funds. The prospectus is supplemented as shown below to reflect this change. Any information in the prospectus relating to the fund prior to the date of this prospectus refers to the fund’s predecessor.

Performance Information

The summary performance information shown below and in the prospectus is that of the fund’s predecessor.

FUND’S HIGHEST AND LOWEST RETURNS

For Calendar Quarters Covered by the Bar Chart

SVB Securities Institutional Liquid Reserves Shares	Quarter Ending
Highest 1.31%	12/31/06
Lowest 0.23%	6/30/04

AVERAGE ANNUAL TOTAL RETURNS

As of December 31, 2006

	1 Year	5 Years	Since Inception of Class
SVB Securities Institutional Liquid Reserves Shares	4.89%	2.42%	2.51	%*
iMoneyNet 1st Tier Institutional Taxable Money Market Funds Average	4.79%	2.20%	*	*

*	SVB Securities Institutional Liquid Reserves Shares commenced operations on June 5, 2001.
**	Information regarding performance for this period is not available.

Management - Other Information

The paragraph beneath the heading “Other Information” in the “Management” section of the prospectus is deleted.

Financial Highlights

The financial information shown in the “Financial Highlights” section of the prospectus is that of the fund’s predecessor.

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds and investment advisers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup. Investments in the fund are not bank deposits or obligations of Citibank.

FD04170

SVB Securities

Institutional Liquid Reserves Shares

a class of

CitiSM Institutional Liquid Reserves

PROSPECTUS

December 31, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete.

Any statement to the contrary is a criminal offense.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds and investment advisers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup. Investments in the Fund are not bank deposits or obligations of Citibank.

The Federal Deposit Insurance Corporation

does not insure these investments.

These investments are not bank deposits or obligations of

Silicon Valley Bank or guaranteed by Silicon Valley Bank.

These investments are subject to investment risks,

including possible loss of principal and interest.

Fund at a Glance

SVB Securities Institutional Liquid Reserves Shares are shares of a money market fund. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. The Fund tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

This summary briefly describes the Fund and the principal risks of investing in it. For more information, see More About the Fund on page 12.

FUND GOAL

The Fund’s goal is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital. Of course, there is no assurance that the Fund will achieve its goal.

MAIN INVESTMENT STRATEGIES

The Fund invests only in high quality, short-term money market instruments denominated in U.S. dollars. These may include:

•	obligations of U.S. and non-U.S. banks;

•	commercial paper and asset backed securities;

•	short-term obligations of the U.S. government and its agencies and instrumentalities, and repurchase agreements for these obligations; and

•	obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada.

The Fund may invest more than 25% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances.

Please note that the Fund invests in securities through an underlying mutual fund.

MAIN RISKS

Investing in a mutual fund involves risk. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Please remember that an investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks of investing in the Fund are described below. Please note that there are many other factors that could adversely affect your investment, and that could prevent the Fund from achieving its goal; these other factors are not described here. More information about risks appears in the Fund’s Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

Yield Fluctuation. The Fund invests in short-term money market instruments. As a result, the amount of income paid to you by the Fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, as they have been recently, the Fund’s expenses could absorb all or a significant portion of the Fund’s income.

Credit Risk. The Fund invests in debt securities that are rated, when the Fund buys them, in the highest short-term rating category by nationally recognized rating agencies or, if unrated, in the Subadviser’s opinion are of comparable quality. However, it is possible that some issuers will be unable to make the required payments on debt securities held by the Fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers. A default on an investment held by the Fund could cause the value of your investment in the Fund to decline.

Interest Rate and Market Risk. A major change in interest rates or a significant decline in the market value of a Fund investment, or other market event, could cause the value of your investment in the Fund, or its yield, to decline.

4

Foreign Securities. You should be aware that investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by the Fund or issuers of securities, and political or social instability. In addition, foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. As a result, there may be rapid changes in the value of foreign securities. Foreign markets also may offer less protection to investors, such as the Fund.

Concentration in the Banking Industry. The Fund may concentrate in bank obligations. This means that an investment in the Fund may be particularly susceptible to adverse events affecting the banking industry. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. Banks also depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get in financial trouble, their failure to repay the bank will also affect the bank’s financial situation.

Fund Performance

The following bar chart and table can help you evaluate the risks and performance of the Fund. The bar chart shows the Fund’s SVB Securities Institutional Liquid Reserves Shares total returns for the calendar years indicated. The table compares the average annual returns for the Fund’s SVB Securities Institutional Liquid Reserves Shares to the performance of the iMoneyNet 1st Tier Institutional Taxable Money Market Funds Average.

The Fund offers two other classes of shares, but only SVB Securities Institutional Liquid Reserves Shares are offered in this prospectus. You should note that the performance of a class will vary, depending upon the expense level for that class.

Please remember that the Fund’s past performance is not necessarily an indication of how it will perform in the future. The Fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the Fund’s performance may go down. For current yield information, please call 800-303-7371, toll-free, or contact your account representative.

5

Calendar Year Ended December 31

As of September 30, 2006, SVB Securities Institutional Liquid Reserves Shares had a year-to-date return of 3.54%.

FUND‘S HIGHEST AND LOWEST RETURNS For Calendar Quarters Covered by the Bar Chart
SVB Securities Institutional Liquid Reserves Shares		Quarter Ending
Highest	0.97%	12/31/05
Lowest	0.23%	6/30/04

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2005
	1 Year	Since Inception of Class
SVB Securities Institutional Liquid Reserves Shares	3.12%	2.00%*
iMoneyNet 1st Tier Institutional Taxable Money Market Funds Average	2.92%	**
* SVB Securities Institutional Liquid Reserves Shares commenced operations on June 5, 2001. ** Information regarding performance for this period is not available.

6

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold SVB Securities Institutional Liquid Reserves Shares.

SHAREHOLDER FEES Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases		None
Maximum Deferred Sales Charge (Load)		None
ANNUAL FUND OPERATING EXPENSES[1]
Expenses That Are Deducted From Fund Assets
Management Fees[2]		0.18%
Distribution (12b-1) Fees (includes service fees)		0.10%
Other Expenses		0.02%
Total Annual Operating Expenses*		0.30%
* Because of voluntary waivers and/or reimbursements, actual total operating expenses are expected to be:		0.24%

        These voluntary fee waivers and reimbursements may be reduced or terminated at any time.
1      The Fund invests in securities through an underlying mutual fund, Liquid Reserves Portfolio. This table reflects the direct expenses of the Fund and its allocated share of expenses of Liquid Reserves Portfolio.
[2]   As of October 1, 2005, the Management Fee was revised from 0.25% to an annual rate that decreases as Fund assets increase in accordance with the following breakpoint schedule:

Average Daily Net Assets	Management Fee Rate
First $1 billion	0.250%
Next $1 billion	0.225%
Next $3 billion	0.200%
Next $5 billion	0.175%
Over $10 billion	0.150%

EXAMPLE

This example helps you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated;

•	you reinvest all dividends;

•	you then sell all of your shares at the end of those periods;

•	your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund’s future performance; and

•	the Fund’s operating expenses as shown in the table remain the same — the example does not include voluntary waivers and fee reimbursements.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
SVB Securities Institutional Liquid Reserves Shares	$31	$97	$169	$381

7

Your Account

HOW TO BUY SHARES

Shares of the Fund are offered continuously and purchases may be made Monday through Friday, except on days on which the New York Stock Exchange (“NYSE”) is closed. The NYSE is closed on certain holidays listed in the SAI. SVB Securities Institutional Liquid Reserves Shares may be purchased by customers of SVB Securities from the Fund’s Distributors or a broker-dealer or financial institution (called a Service Agent) that has entered into a service agreement with a Distributor concerning the Fund. You pay no sales charge (load) to invest in the Fund. The Fund and the Distributors have the right to reject any purchase order or cease offering Fund shares at any time.

Shares are purchased at net asset value (normally $1.00 per share) the next time it is calculated after your order and the purchase price in federal or other immediately available funds are received in proper form by the Fund. If you pay by check, your order is effective when the check clears. The Fund does not impose any minimum initial or subsequent investment requirements but your Service Agent may.

If you hold your shares through a Service Agent, your Service Agent will establish and maintain your account and be the shareholder of record. In the event that the Fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares. If you wish to transfer your account, you may transfer it to another financial institution, or you may set up an account directly with the Fund’s transfer agent.

HOW THE PRICE OF YOUR SHARES IS CALCULATED

The Fund calculates its net asset value (NAV) at 4:00 p.m. Eastern time every day the NYSE is open for trading. On days when the financial markets in which the Fund invests close early, NAV may be calculated as of the earlier close of those markets. The Fund’s securities are valued at amortized cost, which is approximately equal to market value.

HOW TO SELL SHARES

You may sell (redeem) your shares Monday through Friday, except on days on which the NYSE is closed. The NYSE is closed on certain holidays listed in the SAI. You may make redemption requests in writing through the Fund’s transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. If your account application permits, you may also make redemption requests by telephone. All redemption requests must be in proper form, as determined by the transfer agent. Your Service Agent is responsible for promptly submitting redemption requests to the Fund’s transfer agent. For your protection, the Fund may request documentation for large redemptions or other unusual activity in your account.

The price of any redemption of Fund shares will be the NAV (normally $1.00 per share) the next time it is calculated after your redemption request has been received. Fund shares are redeemed without a sales charge.

Other than as described below, you will receive your redemption proceeds in federal funds on the business day on which you sell your shares, or if your redemption request is received by the transfer agent after 4:00 p.m., on the next business day. However, if Fedwire or the applicable Federal Reserve Bank is closed on the day your redemption proceeds would otherwise be paid, payment of the redemption proceeds may be delayed one additional business day. Your redemption proceeds also may be delayed, or your right to receive redemption proceeds delayed or postponed, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, or if an emergency exists as determined by the SEC. The Fund has the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage com-missions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.

The Fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

8

EXCHANGES

There are currently no exchange privileges in effect with respect to SVB Securities Institutional Liquid Reserves Shares. However, in the future, you may be able to exchange your shares of the Fund for shares of certain other funds that are made available by your Service Agent. Your Service Agent will provide you with more information about available funds, including a prospectus for any fund to be acquired through an exchange. If your account application allows, you may arrange the exchange by telephone.

There is no sales charge on shares you get through an exchange.

The exchange privilege, if implemented, may be changed or terminated at any time. You should be aware that you may have to pay taxes on your exchange.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Money market funds are often used by investors for short term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the Board of Trustees of the Fund has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the Fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short term disparity between the Fund’s yield and current market yields, which could have the effect of reducing the Fund’s yield. In addition, frequent purchases and redemptions of the Fund’s shares could increase the Fund’s portfolio transaction costs and may interfere with the efficient management of the Fund’s portfolio, which could detract from the Fund’s performance.

DIVIDENDS

The Fund calculates its net income each business day when it calculates its NAV, and declares dividends for all of its shareholders of record. Shares begin to accrue dividends on the day your purchase order is effective. You will not receive dividends for the day on which your redemption order becomes effective. Dividends are distributed once a month. Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional Fund shares.

TAX MATTERS

This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation.

Federal Taxation of Distributions: You normally will have to pay federal income tax on any dividends and other distributions you receive from the Fund, whether you take distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. The Fund does not expect any distributions to be treated as “qualified dividend income”, which is taxed at reduced rates. Some dividends paid in January may be taxable as if they had been paid the previous December.

State and Local Taxes: Generally, you will have to pay state or local taxes on Fund dividends and other distributions, although distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

Taxation of Transactions: If you sell Fund shares or exchange them for shares of another fund, it is generally considered a taxable event. However, you will not have any gain or loss on the sale or exchange so long as the Fund maintains a net asset value of $1.00 per share.

Foreign Shareholders: The Fund will withhold U.S. federal income tax at the rate of 30% (or any lower applicable treaty rate) on taxable dividends and other payments subject to withholding taxes that are made to persons who are not citizens or residents of the United States. You may be able to arrange for a lower withholding rate under an applicable tax treaty by supplying the appropriate documentation required by the Fund. For Fund tax able

9

years beginning in 2006 and 2007, the Fund will not withhold with respect to dividends designated as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from interest and from original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. The Fund anticipates that substantially all distributions will be designated as interest-related dividends. Distributions received from the Fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

Backup Withholding: The account application asks each new investor to certify that the investor’s Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for failing to report income to the IRS. The Fund may be required to withhold (and pay over to the IRS for your credit) a percentage of certain distributions it pays you if you fail to provide this information or otherwise violate IRS regulations. The backup withholding rate is scheduled to be 28% during 2007. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the U.S.

Management of the Fund

MANAGER AND SUBADVISER

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Manager”) is the Fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the Fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the Fund. Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the Fund as subadviser.

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2006, Western Asset’s total assets under management were approximately $545 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion.

Prior to August 1, 2006, Citi Fund Management Inc. (“CFM”) was the Fund’s investment manager. CFM is also a wholly-owned subsidiary of Legg Mason.

MANAGEMENT FEES

For the period from September 1, 2005 through July 31, 2006, the Fund paid CFM management fees of 0.11% of the Fund’s average daily net assets after waivers. For the period from August 1, 2006 through August 31, 2006, the Fund paid LMPFA management fees of 0.00% of the Fund’s average daily net assets after waivers.

The Fund pays management fees at the following rates based on assets under management: 0.250% on assets up to $1 billion, 0.225% on assets between $1 billion and $2 billion, 0.200% on assets between $2 billion and $5 billion, 0.175% on assets between $5 billion and $10 billion, and 0.150% on assets over $10 billion. Prior to October 1, 2005, the Fund paid management fees of 0.250% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of the Fund’s management agreement and subadvisory agreement is available in the Fund’s Annual Report for the fiscal year ended August 31, 2006.

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OTHER INFORMATION

The Fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new Board, the grouping of the Fund for organizational and governance purposes with other funds in the fund complex that are predominantly fixed income funds, and adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also are being asked to approve investment matters, including standardized fundamental investment policies. Proxy materials describing these matters were mailed in October 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

DISTRIBUTION ARRANGEMENTS

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the fund’s Distributors.

The Fund offers other classes of shares with different expense levels. Only SVB Securities Institutional Liquid Reserves Shares are offered in this prospectus. The Fund does not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

The Fund has adopted a 12b-1 plan for SVB Securities Institutional Liquid Reserves Shares under rule 12b-1 under the Investment Company Act of 1940. The 12b-1 plan allows the Fund to pay a monthly fee at an annual rate not to exceed 0.10% of the average daily net assets represented by SVB Securities Institutional Liquid Reserves Shares. This fee may be used to make payments to the Distributors and to Service Agents or others as compensation for the sale of Fund shares, and to make payments for advertising, marketing or other promotional activity, or for providing personal service or the maintenance of shareholder accounts. Because fees under the plan are paid out of Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, the Distributors and/or their affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The Distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the Distributors and may be substantial. The Manager or its affiliates may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the Fund’s Distributors affiliates of the Manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

RECENT DEVELOPMENTS

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment

11

advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrong-doing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Manager does not believe that this matter will have a material adverse effect on the Affected Funds.

The Fund is not one of the Affected Funds, and therefore did not implement the transfer agent arrangements described above. The Fund has not and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

More About the Fund

The Fund’s goals, principal investments and risks are summarized in Fund at a Glance. More information on investments and investment strategies appears below.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s principal investment strategies are strategies that, in the opinion of the portfolio managers, are most likely to be important in trying to achieve the Fund’s investment goals. Of course, there can be no assurance that the Fund will achieve its goals. Please note that the Fund may also use strategies and invest in securities that are described in the Statement of Additional Information. The Fund may not use all of the strategies and techniques or invest in all of the types of securities described in the Prospectus or in the Statement of Additional Information.

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The Fund has specific investment policies and procedures designed to maintain a constant net asset value of $1.00 per share. The Fund also complies with industry regulations that apply to money market funds. These regulations require that the Fund’s investments mature or be deemed to mature within 397 days from the date purchased and that the average maturity of the Fund’s investments (on a dollar-weighted basis) be 90 days or less. In addition, the regulations require that all of the Fund’s investments be in U.S. dollar-denominated high quality securities which have been determined by the Subadviser to present minimal credit risk. To be considered high quality under the regulations, a security (or its issuer) must be rated in one of the two highest short-term ratings categories by nationally recognized ratings agencies, such as Moody’s or Standard & Poor’s, or, if unrated, in the Subadviser’s opinion, be of comparable quality. The Fund has adopted investment policies that are more restrictive than the regulations. The investment policies require that all of the Fund’s investments be in U.S. dollar-denominated “first-tier” securities which have been determined by the Subadviser to present minimal credit risks. To be a “first-tier” security, a security (or its issuer) must be rated in the highest short-term rating category by nationally recognized rating agencies, or, if unrated, in the Subadviser’s opinion be of comparable quality. Investors should note that within this rating category there may be sub-categories or gradations indicating relative quality. If the credit quality of a security deteriorates after the Fund buys it, the portfolio managers will decide whether the security should be held or sold.

Money market instruments in which the Fund may invest include instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features, and may take the form of participation interests or receipts in an underlying security, in some cases backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, or may represent the right to receive only the interest or principal component on the underlying security. These instruments may be considered to be derivatives.

WHAT ARE MONEY MARKET INSTRUMENTS?

Money market instruments are short-term IOUs issued by banks or other issuers, the U.S. or a foreign government, or state or local governments. Money market instruments generally have maturity dates of 13 months or less. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand notes (where the interest rate is reset periodically and the holder may demand payment from the issuer at any time), fixed-term obligations, commercial paper (short term unsecured debt), asset-backed securities (which are backed by pools of accounts receivable such as car installment loans or credit card receivables) and repurchase agreements. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed upon interest rate.

The Fund invests in high quality U.S. dollar-denominated money market instruments of U.S. and non-U.S. issuers. These obligations include U.S. government obligations, obligations of U.S. and non-U.S. banks, obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada, commercial paper, asset backed securities and repurchase agreements. The Fund’s U.S. government obligations may include U.S. Treasury bills, bonds and notes and obligations of U.S. government agencies and instrumentalities that may, but need not, be backed by the full faith and credit of the United States. The Fund may invest more than 25% of its assets in bank obligations, including certificates of deposit, fixed time deposits and bankers’ acceptances. The Fund’s investment goals and policies may be changed without a shareholder vote.

$1.00 Net Asset Value. In order to maintain a $1.00 per share net asset value, the Fund could reduce the number of its outstanding shares. For example, the Fund could do this if there were a default on an investment held by the Fund, if expenses were to exceed the Fund’s income or if an investment declined significantly in value. If this happened, you would own fewer shares. By investing in the Fund, you agree to this reduction should it become necessary.

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Investment Structure. The Fund does not invest directly in securities but instead invests through an underlying mutual fund having the same goals and strategies. Unless otherwise indicated, references to the Fund in this Prospectus include the underlying fund. The Fund may stop investing in its corresponding underlying fund at any time, and will do so if the Fund’s Trustees believe that to be in the shareholders’ best interests. The Fund could then invest in one or more other mutual funds or pooled investment vehicles, or could invest directly in securities. Investors should note that other funds invest in the same underlying mutual fund. These other funds may have lower expenses, and correspondingly higher performance, than SVB Securities Institutional Liquid Reserves Shares.

Management Style. Managers of mutual funds use different styles when selecting securities to purchase. The Fund’s portfolio managers use a “top-down” approach when selecting securities for the Fund. When using a “top-down” approach, the portfolio managers look first at broad economic factors and market conditions, such as prevailing and anticipated interest rates. On the basis of those factors and conditions, the portfolio managers select optimal interest rates and maturities and choose certain sectors or industries within the overall market. The portfolio managers then look at individual companies within those sectors or industries to select securities for the investment portfolio.

Since the Fund maintains a weighted average maturity of no more than 90 days, many of its investments are held until maturity. The portfolio managers may sell a security before maturity when it is necessary to do so to meet redemption requests. The portfolio managers may also sell a security if the portfolio managers believe the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of the Fund’s portfolio (for example, to reflect changes in the portfolio managers’ expectations concerning interest rates), or when the portfolio managers believe there is superior value in other market sectors or industries.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the SAI.

The Fund. SVB Securities Institutional Liquid Reserves Shares are a class of shares of Citi Institutional Liquid Reserves.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single SVB Securities Institutional Liquid Reserves Share. The total returns in the table represent the rate that an investor would have earned on an investment in SVB Securities Institutional Liquid Reserves Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended August 31, 2006 and 2005 has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, independent registered public accountants, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request. The Fund’s financial statements for the fiscal years ended August 31, 2002, 2003 and 2004 were audited by other independent registered public accountants.

Citi Institutional Liquid Reserves

SVB Securities Institutional Liquid Reserves Shares

For a share of beneficial interest outstanding throughout each year ended August 31:

SVB Institutional Liquid Reserves Shares	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000	$1.000
Income From Operations:
Net investment income	0.043		0.024		0.010		0.013	0.022
Net realized gain (loss)	(0.000	)(1)	0.000	(1)	0.000	(1)	—	—
Total Income From Operations	0.043		0.024		0.010		0.013	0.022
Less Distributions From:
Net investment income	(0.043)		(0.024)		(0.010)		(0.013)	(0.022)
Net realized gain	—		(0.000	)(1)	(0.000	)(1)	—	—
Total Distributions	(0.043)		(0.024)		(0.010)		(0.013)	(0.022)
Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000	$1.000
Total Return(2)	4.39%		2.43%		1.00%		1.27%	2.22%
Net Assets, End of Year (millions)	$3,478		$3,331		$2,485		$2,180	$2,799
Ratios to Average Net Assets:
Gross expenses(3)	0.30%		0.38%		0.38%		0.38%	0.40%
Net expenses(3)(4)(5)	0.22		0.22		0.20		0.22	0.24
Net investment income	4.31		2.45		0.99		1.28	2.11

(1)	Amount represents less than $0.001 per share.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Includes the Fund’s share of Liquid Reserves Portfolio’s allocated expenses.
(4)	As a result of an expense limitation, the ratio of expenses to average net assets of SVB Institutional Liquid Reserves shares did not exceed 0.24%.
(5)	Reflects fee waivers and/or expense reimbursements.

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The Statement of Additional Information (SAI) provides more details about the Fund and its policies. The SAI is incorporated by reference into this Prospectus and is legally part of it.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to Shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected Fund performance during its last fiscal year.

To obtain free copies of the SAI and the Annual and Semi-Annual Reports or to make other inquiries, please call 1-800-303-7371, toll-free, or your account representative. You may also obtain free copies of the SAI and Annual and Semi-Annual Reports by visiting www.leggmason.com/InvestorServices.

The SAI, reports, and other information about the Fund are also available on the EDGAR Database on the SEC Internet site at http://www.sec.gov. Information about the Fund (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. Copies may also be obtained upon payment of a duplicating fee by electronic request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-6009.

SEC File Number: 811-6740	FD 02406 12/06

Filed under Rule 497 (C)
File Nos. 33-49552 and 811-6740

CitiSM Institutional Liquid Reserves - Class A Shares

Supplement dated April 16, 2007

to Prospectus dated December 31, 2006

The attached prospectus is now dated April 16, 2007.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name. The fund is now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly fixed income-type funds. The prospectus is supplemented as shown below to reflect this change. Any information in the prospectus relating to the fund prior to the date of this prospectus refers to the fund’s predecessor.

Performance Information

The summary performance information shown below and in the prospectus is that of the fund’s predecessor.

CITI INSTITUTIONAL LIQUID RESERVES

Annual Total Returns - Class A

Fund’s Highest And Lowest Returns

For Calendar Quarters Covered by the Bar Chart

Class A		Quarter Ending
Highest	1.65%	9/30/00
Lowest	0.24%	6/30/04

Average Annual Total Returns

as of December 31, 2006

	1 Year	5 Years	10 Years
Class A Shares	4.99%	2.48%	3.95%
iMoneyNet 1st Tier Institutional Taxable Money Market Funds Average	4.79%	2.20%	3.73%

Management - Other Information

The paragraph beneath the heading “Other Information” in the “Management” section of the prospectus is deleted.

Financial Highlights

The financial information shown in the “Financial Highlights” section of the prospectus is that of the fund’s predecessor.

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds and investment advisers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup. Investments in the fund are not bank deposits or obligations of Citibank.

FD04168

Prospectus

CitiSM Institutional Liquid Reserves CLASS A SHARES December 31, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds and investment advisers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup. Investments in the Fund are not bank deposits or obligations of Citibank.

Fund At A Glance

Citi Institutional Liquid Reserves is a money market fund. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. The Fund tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

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Citi Institutional Liquid Reserves

This summary briefly describes Citi Institutional Liquid Reserves and the principal risks of investing in it. For more information, see More About The Fund on page 15.

Fund Goal

The Fund’s goal is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital. Of course, there is no assurance that the Fund will achieve its goal.

Main Investment Strategies

The Fund invests only in high quality, short-term money market instruments denominated in U.S. dollars. These may include:

•	obligations of U.S. and non-U.S. banks;

•	commercial paper and asset-backed securities;

•	short-term obligations of the U.S. government and its agencies and instrumentalities, and repurchase agreements for these obligations; and

•	obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada.

The Fund may invest more than 25% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances.

Please note that the Fund invests in securities through an underlying mutual fund.

Main Risks

Investing in a mutual fund involves risk. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Please remember that an investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks of investing in the Fund are described below. Please note that there are many other factors that could adversely affect your investment, and that could prevent the Fund from achieving its goal; these other factors are not described here. More information about risks appears in the Fund’s Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

Yield Fluctuation. The Fund invests in short-term money market instruments. As a result, the amount of income paid to you by the Fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, as they have been recently, the Fund’s expenses could absorb all or a significant portion of the Fund’s income.

Credit Risk. The Fund invests in debt securities that are rated, when the Fund buys them, in the highest short-term rating category by nationally recognized rating agencies or, if unrated, in the Subadviser’s opinion are of comparable quality. However, it is possible that some issuers will be unable to make the required payments on debt securities held by the Fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers. A default on an investment held by the Fund could cause the value of your investment in the Fund to decline.

5

Interest Rate And Market Risk. A major change in interest rates or a significant decline in the market value of a Fund investment, or other market event, could cause the value of your investment in the Fund, or its yield, to decline.

Foreign Securities. You should be aware that investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by the Fund or issuers of securities, and political or social instability. In addition, foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. As a result, there may be rapid changes in the value of foreign securities. Foreign markets also may offer less protection to investors, such as the Fund.

Concentration In The Banking Industry. The Fund may concentrate in bank obligations. This means that an investment in the Fund may be particularly susceptible to adverse events affecting the banking industry. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. Banks also depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get in financial trouble, their failure to repay the bank will also affect the bank’s financial situation.

6

Fund Performance

The following bar chart and table can help you evaluate the risks and performance of the Fund. The bar chart shows the total returns for the Fund’s Class A shares for the calendar years indicated. The table compares the average annual returns for the Fund’s Class A shares to the performance of the iMoneyNet 1st Tier Institutional Taxable Money Market Funds Average.

The Fund has authorized three classes of shares. Only Class A shares are offered by this prospectus. You should note that the performance of a class will vary, depending on the expense level for that class.

Please remember that the Fund’s past performance is not necessarily an indication of how it will perform in the future. The Fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the Fund’s performance may go down. For current yield information, please call 1-800-331-1792, toll-free, or contact your account representative.

CITI INSTITUTIONAL LIQUID RESERVES

Annual Total Returns — Class A

Calendar Year Ended December 31

As of September 30, 2006, the Class A shares had a year-to-date return of 3.61%.

Fund’s Highest And Lowest Returns

For Calendar Quarters Covered by the Bar Chart

Class A		Quarter Ending
Highest	1.65%	9/30/00
Lowest	0.24%	6/30/04

Average Annual Total Returns

as of December 31, 2005

	1 Year	5 Years	10 Years
Class A Shares	3.20%	2.34%	4.00%
iMoneyNet 1st Tier Institutional Taxable Money Market Funds Average	2.92%	2.08%	3.79%

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Fund Fees And Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class A shares of the Fund.

Fee Table

Shareholder Fees — Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases		None
Maximum Deferred Sales Charge (Load)		None
Annual Fund Operating Expenses(1) Expenses that are deducted from Fund assets
Management Fees(2)		0.18%
Distribution (12b-1) Fees (includes service fees)		0.10%
Other Expenses		0.03%
Total Annual Operating Expenses*		0.31%
* Because of voluntary waivers and/or reimbursements actual total operating expenses are not expected to exceed:		0.20%

These voluntary fee waivers and reimbursements may be reduced or terminated at any time.

(1)    The Fund invests in securities through an underlying mutual fund, Liquid Reserves Portfolio. This table reflects the direct expenses of the Fund and its allocated share of expenses of Liquid Reserves Portfolio.

(2) The Fund pays management fees at an annual rate that decreases as Fund assets increase in accordance with the following breakpoint schedule:

Average Daily Net Assets	Management Fee Rate
First $1 billion	0.250%
Next $1 billion	0.225%
Next $3 billion	0.200%
Next $5 billion	0.175%
Over $10 billion	0.150%

EXAMPLE

This example helps you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•  you invest $10,000 in the Fund for the time periods indicated;

•  you reinvest all dividends;

•  you then sell all of your shares at the end of those periods;

•  your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund’s future performance; and

•  the Fund’s operating expenses as shown in the table remain the same — the example does not include voluntary waivers and reimbursements.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Citi Institutional Liquid Reserves	1 Year	3 Years	5 Years	10 Years
Class A Shares	$32	$100	$174	$394

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Your Account

How To Buy Shares

Shares of the Fund are offered continuously and purchases may be made Monday through Friday, except on days on which the New York Stock Exchange (“NYSE”) is closed. The NYSE is closed on certain holidays listed in the SAI. Class A shares may be purchased from the Fund’s distributors, or from financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers that have entered into a service agreement with the distributor concerning the Fund (called Service Agents). For more information, or to purchase Class A shares directly from the Fund, please call the Fund at 1-800-331-1792, toll-free.

Shares are purchased at net asset value (normally $1.00 per share) the next time it is calculated after your order and the purchase price in federal or other immediately available funds are received in proper form by the Fund. If you pay by check, your order is effective when the check clears. The Fund does not impose any minimum initial or subsequent investment requirements but your Service Agent may. The Fund and the distributors have the right to reject any purchase order or cease offering Fund shares at any time.

If you hold your shares through a Service Agent, your Service Agent will establish and maintain your account and be the shareholder of record. In the event that the Fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares. If you wish to transfer your account, you may transfer it to another financial institution that acts as a Service Agent, or you may set up an account directly with the Fund’s co-transfer agent.

How The Price Of Your Shares Is Calculated

The Fund calculates its net asset value (NAV) at 4:00 p.m. Eastern time every day the NYSE is open for trading. On days when the financial markets in which the Fund invests close early, NAV may be calculated as of the earlier close of those markets. The Fund’s securities are valued at amortized cost, which is approximately equal to market value.

How To Sell Shares

You may sell (redeem) your shares Monday through Friday, except on days on which the NYSE is closed. The NYSE is closed on certain holidays listed in the SAI. You may make redemption requests in writing through the Fund’s co-transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. If your account application permits, you may also make redemption requests by telephone. All redemption requests must be in proper form, as determined by the co-transfer agent. Your Service Agent is responsible for promptly submitting redemption requests to the Fund’s co-transfer agent. For your protection, the Fund may request documentation for large redemptions or other unusual activity in your account.

The price of any redemption of Fund shares will be the NAV (normally $1.00 per share) the next time it is calculated after your redemption

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request has been received. Fund shares are redeemed without a sales charge.

Other than as described below, you will receive your redemption proceeds in federal funds on the business day on which you sell your shares, or if your redemption request is received by the co-transfer agent after 4:00 p.m., on the next business day. However, if Fedwire or the applicable Federal Reserve Bank is closed on the day your redemption proceeds would otherwise be paid, payment of the redemption proceeds may be delayed one additional business day. Your redemption proceeds also may be delayed, or your right to receive redemption proceeds delayed or postponed, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, or if an emergency exists as determined by the SEC. The Fund has the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.

Your Service Agent may impose a minimum account balance requirement. If so, your Service Agent reserves the right to close your account if it falls below the required minimum amount. You will have 60 days to make an additional investment. If you do not increase your balance, your Service Agent may close your account and send the proceeds to you. Your shares will be sold at net asset value (normally $1.00 per share) on the day your account was closed. Please consult your Service Agent for more information.

The Fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

Exchanges

Shares may be exchanged for shares of any other Fund offered in the CitiFunds® family (primarily money market funds). You may place exchange orders through the co-transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. You may place exchange orders by telephone if your account application permits. The co-transfer agent or your Service Agent can provide you with more information.

There is no sales charge on shares you get through an exchange.

The exchange privilege may be changed or terminated at any time. You should be aware that you may have to pay taxes on your exchange.

Frequent Purchases And Redemptions Of Fund Shares

Money market funds are often used by investors for short term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the Board of Trustees of the Fund has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the Fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short term disparity between the Fund’s yield and current market yields, which could have the effect of reducing the Fund’s yield. In addition, frequent purchases and

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redemptions of the Fund’s shares could increase the Fund’s portfolio transaction costs and may interfere with the efficient management of the Fund’s portfolio, which could detract from the Fund’s performance.

Dividends

The Fund calculates its net income each business day when it calculates its NAV, and declares dividends for all of its shareholders of record. Shares begin to accrue dividends on the day your purchase order is effective. You will not receive dividends for the day on which your redemption order becomes effective. Dividends are distributed once a month, on or before the last business day of the month. Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional Fund shares.

Tax Matters

This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation.

Federal Taxation Of Distributions. You normally will have to pay federal income tax on any dividends and other distributions you receive from the Fund, whether you take distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. The Fund does not expect any distributions to be treated as “qualified dividend income,” which is taxed at reduced rates. Some dividends paid in January may be taxable as if they had been paid the previous December.

State And Local Taxes. Generally, you will have to pay state or local taxes on Fund dividends and other distributions, although distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

Taxation Of Transactions. If you sell Fund shares or exchange them for shares of another fund, it is generally considered a taxable event. However, you will not have any gain or loss on the sale or exchange so long as the Fund maintains a net asset value of $1.00 per share.

Foreign Shareholders. The Fund will withhold U.S. federal income tax at the rate of 30% (or any lower applicable treaty rate) on taxable dividends and other payments subject to withholding taxes that are made to persons who are neither citizens nor residents of the United States. You may be able to arrange for a lower withholding rate under an applicable tax treaty by supplying the appropriate documentation required by the Fund. For Fund taxable years beginning in 2006 and 2007, the Fund will not withhold with respect to dividends designated as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from interest and from original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. The Fund anticipates that substantially all distributions will be designated as interest-related dividends. Distributions received from the Fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

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Backup Withholding. The account application asks each new investor to certify that the investor’s Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for failing to report income to the IRS. The Fund may be required to withhold (and pay over to the IRS for your credit) a percentage of certain distributions it pays you if you fail to provide this information or otherwise violate IRS regulations. The backup withholding rate is scheduled to be 28% during 2007. Backup withholding will not, however, be applied to payments that have been subject to the withholding tax described in the preceding paragraph.

Management Of The Fund

Manager and Subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Manager”) is the Fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the Fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the Fund. Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the Fund as subadviser.

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2006, Western Asset’s total assets under management were approximately $545 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion.

Prior to August 1, 2006, Citi Fund Management Inc. (“CFM”) was the Fund’s investment manager. CFM is also a wholly-owned subsidiary of Legg Mason.

Management Fees

For the period from September 1, 2005 through July 31, 2006, the Fund paid CFM management fees of 0.11% of the Fund’s average daily net assets after waivers. For the period from August 1, 2006 through August 31, 2006, the Fund paid LMPFA management fees of 0.00% of the Fund’s average daily net assets after waivers.

The Fund pays management fees at the following rates based on assets under management: 0.250% on assets up to $1 billion, 0.225% on assets between $1 billion and $2 billion, 0.200% on assets between $2 billion and $5 billion, 0.175% on assets between $5 billion and $10 billion, and 0.150% on assets over $10 billion. Prior to October 1, 2005, the Fund paid management fees of 0.250% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of the Fund’s management agreement and subadvisory agreement is available in the Fund’s Annual Report for the fiscal year ended August 31, 2006.

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Other Information

The Fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new Board, the grouping of the Fund for organizational and governance purposes with other funds in the fund complex that are predominantly fixed income funds, and adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also are being asked to approve investment matters, including standardized fundamental investment policies. Proxy materials describing these matters were mailed in October 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Distribution Arrangements

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the Fund’s Distributors.

The Fund offers other classes of shares with different expense levels. Only Class A shares are offered in this prospectus. The Fund does not charge any sales loads, deferred sales loads or other fees in connection with the purchase of Class A shares.

The Fund has adopted a 12b-1 plan for Class A shares under rule 12b-1 under the Investment Company Act of 1940. The 12b-1 plan allows the Fund to pay a monthly fee at an annual rate not to exceed 0.10% of the average daily net assets represented by Class A shares. This fee may be used to make payments to the

Distributors and to Service Agents or others as compensation for the sale of Fund shares, and to make payments for advertising, marketing or other promotional activity, or for providing personal service or the maintenance of shareholder accounts. Because fees under the plan are paid out of Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, the Distributors and/or their affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The Distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the Distributors and may be substantial. The Manager or its affiliates may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the Fund’s Distributors, affiliates of the Manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Recent Developments

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and CGMI, relating

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to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected

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a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Manager does not believe that this matter will have a material adverse effect on the Affected Funds.

The Fund is not one of the Affected Funds, and therefore did not implement the transfer agent arrangements described above. The Fund has not and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

More About The Fund

The Fund’s goals, principal investments and risks are summarized in Fund At A Glance. More information on investments and investment strategies appears below.

Principal Investment Strategies

The Fund’s principal investment strategies are strategies that, in the opinion of the portfolio managers, are most likely to be important in trying to achieve the Fund’s investment goals. Of course, there can be no assurance that the Fund will achieve its goals. Please note that the Fund may also use strategies and invest in securities that are described in the Statement of Additional Information. The Fund may not use all of the strategies and techniques or invest in all of the types of securities described in the Prospectus or in the Statement of Additional Information.

The Fund has specific investment policies and procedures designed to maintain a constant net asset value of $1.00 per share. The Fund also complies with industry regulations that apply to money market funds. These regulations require that the Fund’s investments mature or be deemed to mature within 397 days from the date purchased and that the average maturity of the Fund’s investments (on a dollar-weighted basis) be 90 days or less. In addition, the regulations require that all of the Fund’s investments be in U.S. dollar-denominated high quality securities which have been determined by the Subadviser to present minimal credit risk. To be considered high quality under the regulations, a security (or its issuer) must be rated in one of the two highest short-term ratings categories by nationally recognized ratings agencies, such as Moody’s or Standard & Poor’s, or, if unrated, in the Subadviser’s opinion, be of comparable quality. The Fund has adopted investment policies that are more restrictive than the regulations. The investment policies require that all of the Fund’s investments be in U.S. dollar-denominated “first-tier” securities which have been determined by the Subadviser to present minimal credit risks. To be a “first-tier” security, a security (or its issuer) must be rated in the highest short-term rating category by nationally recognized rating agencies, or, if unrated, in the Subadviser’s opinion be of comparable quality. Investors should note that within this rating category there may be sub-categories or gradations indicating relative quality. If the credit quality of a security deteriorates after the Fund buys it, the portfolio managers will decide whether the security should be held or sold.

Money market instruments in which the Fund may invest include instruments specifically

15

structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features, and may take the form of participation interests or receipts in an underlying security, in some cases backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, or may represent the right to receive only the interest or principal component on the underlying security. These instruments may be considered to be derivatives.

What Are Money Market Instruments?

Money market instruments are short-term IOUs issued by banks or other issuers, the U.S. or a foreign government, or state or local governments. Money market instruments generally have maturity dates of 13 months or less. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand notes (where the interest rate is reset periodically and the holder may demand payment from the issuer at any time), fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed securities (which are backed by pools of accounts receivable such as car installment loans or credit card receivables) and repurchase agreements. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed upon interest rate.

The Fund invests in high quality U.S. dollar-denominated money market instruments of U.S. and non-U.S. issuers. These obligations include U.S. government obligations, obligations of U.S. and non-U.S. banks, obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada, commercial paper, asset-backed securities and repurchase agreements. The Fund’s U.S. government obligations may include U.S. Treasury bills, bonds and notes and obligations of U.S. government agencies and instrumentalities that may, but need not, be backed by the full faith and credit of the United States. The Fund may invest more than 25% of its assets in bank obligations, including certificates of deposit, fixed time deposits and bankers’ acceptances. The Fund’s investment goals and policies may be changed without a shareholder vote.

$1.00 Net Asset Value. In order to maintain a $1.00 per share net asset value, the Fund could reduce the number of its outstanding shares. For example, the Fund could do this if there were a default on an investment held by the Fund, if expenses exceed the Fund’s income, or if an investment declined significantly in value. If this happened, you would own fewer shares. By investing in the Fund, you agree to this reduction should it become necessary.

Investment Structure. The Fund does not invest directly in securities but instead invests through an underlying mutual fund having the same goals and strategies. Unless otherwise indicated, references to the Fund in this Prospectus include the underlying fund. The Fund may stop investing in its corresponding underlying fund at any time, and will do so if the Fund’s Trustees believe that to be in the shareholders’ best interests. The Fund could then invest in one or more other mutual funds or pooled investment vehicles, or could invest directly in securities. Investors should note that other funds invest in the same underlying mutual fund. These other funds may have lower expenses, and correspondingly higher performance, than Class A shares of Citi Institutional Liquid Reserves.

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Management Style. Managers of mutual funds use different styles when selecting securities to purchase. The Fund’s portfolio managers use a “top-down” approach when selecting securities for the Fund. When using a “top-down” approach, the portfolio managers look first at broad economic factors and market conditions, such as prevailing and anticipated interest rates. On the basis of those factors and conditions, the portfolio managers select optimal interest rates and maturities and choose certain sectors or industries within the overall market. The portfolio managers then look at individual companies within those sectors or industries to select securities for the investment portfolio.

Since the Fund maintains a weighted average maturity of no more than 90 days, many of its investments are held until maturity. The portfolio managers may sell a security before maturity when it is necessary to do so to meet redemption requests. The portfolio managers may also sell a security if the portfolio managers believe the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of the Fund’s portfolio (for example, to reflect changes in the portfolio managers’ expectations concerning interest rates), or when the portfolio managers believe there is superior value in other market sectors or industries.

Portfolio Holdings

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the SAI.

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Financial Highlights

The financial highlights table is intended to help you understand Citi Institutional Liquid Reserves’ financial performance for the past 5 years. Certain information reflects financial results for a single Class A Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended August 31, 2006 and 2005 has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, independent registered public accountants, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which is available upon request. The information in the following table for the fiscal years ended August 31, 2002, 2003 and 2004 were audited by other independent registered public accountants.

Citi Institutional Liquid Reserves

For a share of beneficial interest outstanding throughout each year ended August 31,

Class A	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000	$1.000
Income From Operations:
Net investment income	0.044		0.025		0.010		0.013	0.022
Net realized gain (loss)	(0.000	)(1)	0.000	(1)	0.000	(1)	—	—
Total Income from Operations	0.044		0.025		0.010		0.013	0.022
Less Distributions From:
Net investment income	(0.044)		(0.025)		(0.010)		(0.013)	(0.022)
Net realized gain	—		(0.000	)(1)	(0.000	)(1)	—	—
Total Distributions	(0.044)		(0.025)		(0.010)		(0.013)	(0.022)
Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000	$1.000
Total Return(2)	4.49%		2.50%		1.03%		1.31%	2.26%
Net Assets, End of Year (millions)	$10,261		$22,459		$17,849		$22,656	$27,835
Ratios to Average Net Assets:
Gross expenses(3)	0.31%		0.38%		0.38%		0.38%	0.43%
Net expenses(3)(4)(5)	0.13		0.15		0.16		0.18	0.20
Net investment income	4.25		2.53		1.03		1.32	2.18

(1)	Amount represents less than $0.001 per share.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Includes the Fund’s share of Liquid Reserves Portfolio’s allocated expenses.
(4)	As a result of an expense limitation, the ratio of expenses to average net assets of Class A shares did not exceed 0.20%.
(5)	Reflects fee waivers and/or expense reimbursements.

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The Statement of Additional Information (SAI) provides more details about the Fund and its policies. The SAI is incorporated by reference into this Prospectus and is legally part of it.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to Shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected Fund performance during its last fiscal year.

To obtain free copies of the SAI and the Annual and Semi-Annual Reports or to make other inquiries, please call 1-800-331-1792, toll-free, or your account representative. You may also obtain free copies of the SAI and Annual and Semi-Annual Reports by visiting www.leggmason.com/InvestorServices.

The SAI, reports, and other information about the Fund are also available on the EDGAR Database on the SEC Internet site at http://www.sec.gov. Information about the Fund (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. Copies may also be obtained upon payment of a duplicating fee by electronic request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-6009.

SEC File Number: 811-6740	FD 03310 12/06

Filed under Rule 497 (C)
File Nos. 33-49552 and 811-6740

April 16, 2007

CITISM INSTITUTIONAL LIQUID RESERVES

CITISM INSTITUTIONAL U.S. TREASURY RESERVES

CITISM INSTITUTIONAL TAX FREE RESERVES

CITISM INSTITUTIONAL CASH RESERVES

(The “Funds”)

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectuses, each dated April 16, 2007, as supplemented from time to time, for Class A shares, SVB Securities Liquid Reserves Shares and SVB Securities Institutional Liquid Reserves Shares of CitiSM Institutional Liquid Reserves (also referred to as “Liquid Reserves”), Class A shares of CitiSM Institutional U.S. Treasury Reserves (also referred to as “U.S. Treasury Reserves”), CitiSM Institutional Tax Free Reserves (also referred to as “Tax Free Reserves”) and Class O shares, Class S shares, Class L shares, Class I shares, and SVB Securities Horizon Shares of CitiSM Institutional Cash Reserves (also referred to as “Cash Reserves”). This Statement of Additional Information should be read in conjunction with the Prospectuses.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, each Fund assumed the assets and liabilities of a predecessor fund with the same name. The Funds are now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly fixed income-type funds, and are series of Legg Mason Partners Institutional Trust (the “Trust”), a Maryland business trust. Other initiatives, including the election of a new Board of Trustees (the “Board”) and the approval of certain revised fundamental investment policies, have also been accomplished, and more information on these matters appears in this SAI. Certain historical information contained in the SAI is that of a Fund’s predecessor.

This Statement of Additional Information incorporates by reference the financial statements described in Section 12 hereof. These financial statements can be found in the Funds’ Annual Reports to Shareholders. An investor may obtain copies of the Funds’ Prospectuses and Annual Reports without charge by calling 1-800-331-1792 toll-free.

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Manager”) serves as manager to the Funds and Portfolios (as defined below) and provides certain oversight services to each Fund and each Portfolio. Western Asset Management Company (“Western Asset” or the “Subadviser”) provides the day-to-day portfolio management of each Fund as subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Prior to August 1, 2006, Citi Fund Management Inc. (“CFM”) was each Fund’s investment manager. CFM is also a wholly-owned subsidiary of Legg Mason.

Legg Mason Investor Services, LLC (“LMIS” or a “Distributor”), 100 Light Street, Baltimore, Maryland 21202, a wholly-owned broker-dealer subsidiary of Legg Mason Inc., and Citigroup Global Markets Inc. (“CGMI” or a “Distributor”), 388 Greenwich Street, 23rd Floor, New York, New York 10013, are the Funds’ distributors. Shares of each Fund are continuously offered by the Distributors and may be purchased from the Distributors, or from financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, investment advisers, or broker-dealers that have entered into an agreement with the Distributors (called “Service Agents”). The Distributors and Service Agents may receive fees from the Funds pursuant to a shareholder services and distribution plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Funds are each separate series of Legg Mason Partners Institutional Trust (the “Trust”). The address and telephone number of the Funds are 125 Broad Street, New York, New York 10004, 1-800-331-1792. The telephone number of Liquid Reserves in connection with SVB Securities shares, and Cash Reserves in

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connection with SVB Securities Horizon shares, is 1-800-303-7371. Each of Liquid Reserves, U.S. Treasury Reserves, Tax Free Reserves and Cash Reserves invests its investable assets in Liquid Reserves Portfolio (formerly Cash Reserves Portfolio), U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Prime Cash Reserves Portfolio, respectively (collectively, the “Portfolios”), each a series of Master Portfolio Trust, a Maryland business trust. The address and telephone number of the Portfolios are 125 Broad Street, New York, New York 10004, 1-800-331-1792.

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds and investment advisers. Legg Mason and its affiliates, as well as the Funds’ investment manager, are not affiliated with Citigroup. Investments in the Funds are not bank deposits or obligations of Citibank.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

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This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

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1. THE FUNDS

The Trust is a business trust organized under the laws of the State of Maryland. Shares of the Trust are divided into separate series, including Citi Institutional Liquid Reserves, Citi Institutional U.S. Treasury Reserves, Citi Institutional Tax Free Reserves and Citi Institutional Cash Reserves, which are described in this Statement of Additional Information (“SAI”). Prior to April 16, 2007, the Funds were series of CitiFunds Institutional Trust, a business trust organized under the laws of the Commonwealth of Massachusetts. Prior to January 1, 2001, Liquid Reserves, U.S. Treasury Reserves, Tax Free Reserves, and Cash Reserves were called CitiFunds Institutional Liquid Reserves, CitiFunds Institutional U.S. Treasury Reserves, CitiFunds Institutional Tax Free Reserves, and CitiFunds Institutional Cash Reserves, respectively. Prior to January 2, 1998, Liquid Reserves, U.S. Treasury Reserves and Tax Free Reserves were called Landmark Institutional Liquid Reserves, Landmark Institutional U.S. Treasury Reserves and Landmark Institutional Tax Free Reserves, respectively. References in this SAI to the Prospectuses are to the Prospectus, dated April 16, 2007, as supplemented from time to time, of Tax Free Reserves, Class A shares of Liquid Reserves, Class A shares of U.S. Treasury Reserves and Class O shares of Citi Institutional Cash Reserves; the Prospectus, dated April 16, 2007, as supplemented from time to time, of SVB Securities Liquid Reserves Shares of Liquid Reserves; and the Prospectus, dated April 16, 2007, as supplemented from time to time, of SVB Securities Institutional Liquid Reserves Shares of Liquid Reserves, by which shares of the Funds are offered.

Each of the Funds is a type of mutual fund commonly referred to as a “money market fund.” Tax Free Reserves is a “tax-exempt money market fund.” The net asset value of each of the Funds’ shares is expected to remain constant at $1.00, although there can be no assurance that this will be so on a continuing basis. (See “Determination of Net Asset Value.”)

Liquid Reserves, U.S. Treasury Reserves, Tax Free Reserves and Cash Reserves utilize a master/feeder structure by investing all of their investable assets in Liquid Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio, and Prime Cash Reserves Portfolio, respectively. Each of the Portfolios is an open-end management investment company. Each Portfolio has the same investment objectives and policies as its corresponding Fund. Liquid Reserves Portfolio, U.S. Treasury Reserves Portfolio and Prime Cash Reserves Portfolio are diversified; Tax Free Reserves Portfolio is non-diversified.

The Trustees of the Trust believe that the aggregate per share expenses of Liquid Reserves, U.S. Treasury Reserves, Tax Free Reserves and Cash Reserves and their corresponding Portfolios will be less than or approximately equal to the expenses that each Fund would incur if the assets of the Fund were invested directly in the types of securities held by its Portfolio. Each Fund may withdraw its investment in its Portfolio at any time, and will do so if the Fund’s Trustees believe it to be in the best interest of the Fund’s shareholders. If a Fund were to withdraw its investment in its Portfolio, the Fund could either invest directly in securities in accordance with the investment policies described below or invest in one or more other mutual funds or pooled investment vehicles having similar investment objectives and policies. If a Fund were to withdraw, the Fund could receive securities from the Portfolio instead of cash, causing the Fund to incur brokerage, tax and other charges or leaving it with securities that may or may not be readily marketable or widely diversified.

Each Portfolio may change its investment objective and certain of its investment policies and restrictions without approval by its investors, but a Portfolio will notify its corresponding Fund (which in turn will notify its shareholders) and its other investors at least 30 days (or, when required by law, at least 60 days) before implementing any change in its investment objective. A change in investment objective, policies or restrictions may cause a Fund to withdraw its investment in its Portfolio.

The Portfolios, as series of a Maryland business trust, are not required to hold and have no intention of holding annual meetings of investors. However, when a Portfolio is required to do so by law, or in the judgment of its Trustees it is necessary or desirable to do so, the Portfolio will submit matters to its investors for a vote. When a Fund is asked to vote on matters concerning its corresponding Portfolio (other than a vote to continue the

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Portfolio following the withdrawal of an investor), the Fund will either hold a shareholder meeting and vote in accordance with shareholder instructions, or otherwise act in accordance with applicable law. See “Description of Shares, Voting Rights and Liabilities.” Of course, the Fund could be outvoted, or otherwise adversely affected, by other investors in the Portfolio.

The Portfolios sell interests to investors in addition to the Funds, including funds which offer shares to their shareholders with different costs and expenses than the Funds. Therefore, the investment returns for all investors in funds investing in a Portfolio may not be the same. These differences in returns are also present in other mutual fund structures.

Information about other holders of interests in the Portfolios is available from LMIS.

The Funds may, in the future, convert to a fund of funds structure. In a fund of funds structure, the Funds invest all or a portion of their assets in multiple investment companies.

2. INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objectives

The investment objective of Citi Institutional Liquid Reserves is to provide shareholders with liquidity and as high a level of current income as is consistent with the preservation of capital.

The investment objective of Citi Institutional U.S. Treasury Reserves is to provide its shareholders with liquidity and as high a level of current income from U.S. government obligations as is consistent with the preservation of capital.

The investment objectives of Citi Institutional Tax Free Reserves are to provide its shareholders with high levels of current income exempt from federal income taxes, preservation of capital and liquidity.

The investment objective of Citi Institutional Cash Reserves is to provide shareholders with liquidity and as high a level of current income as is consistent with the preservation of capital.

The investment objectives of each Fund may be changed without approval by that Fund’s shareholders. Of course, there can be no assurance that any Fund will achieve its investment objectives.

Principal Investment Strategies

Each of Liquid Reserves, U.S. Treasury Reserves, Tax Free Reserves and Cash Reserves seeks its investment objective by investing all of its investable assets in Liquid Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Prime Cash Reserves Portfolio, respectively, each of which has the same investment objectives and policies as its corresponding Fund.

Since the investment characteristics of Liquid Reserves, U.S. Treasury Reserves, Tax Free Reserves and Cash Reserves will correspond directly to those of the Portfolios in which they invest, the following applies to both Funds and Portfolios, as applicable.

A Fund may withdraw its investment from its corresponding Portfolio at any time, if the Board of Trustees determines that it is in the best interests of the Fund to do so. If any Fund were to then invest directly in securities, the Fund’s assets would be invested in accordance with the investment policies described below.

Except for Tax Free Reserves’ policy to invest at least 80% of its assets in certain municipal obligations, the approval of a Fund’s shareholders would not be required to change that Fund’s investment objectives or any of

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its investment policies. Likewise, the approval of the investors in a Portfolio would not be required to change that Portfolio’s investment objectives or any of its investment policies except with respect to the policy of Tax Free Reserves Portfolio to invest at least 80% of its assets in certain municipal obligations, as discussed below. If, however, either U.S. Treasury Reserves or U.S. Treasury Reserves Portfolio were to change its investment policies so that more than 20% of its assets, under normal market conditions, could be invested in securities other than those issued or backed by the U.S. Treasury, U.S. Treasury Reserves would give written notice to its shareholders at least 60 days prior to implementing the change.

Citi Institutional Liquid Reserves and Citi Institutional Cash Reserves. Citi Institutional Liquid Reserves invests all of its investable assets in Liquid Reserves Portfolio, which was formerly called Cash Reserves Portfolio. Citi Institutional Cash Reserves invests all of its assets in Prime Cash Reserves Portfolio. Each of Liquid Reserves Portfolio and Prime Cash Reserves Portfolio invest only in high quality, short-term money market instruments denominated in U.S. dollars. These may include: obligations of U.S. and non-U.S. banks; commercial paper and asset-backed securities; short-term obligations of the U.S. government and its agencies and instrumentalities, and repurchase agreements for these obligations; and obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada. The Portfolios may invest more than 25% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances.

Citi Institutional U.S. Treasury Reserves. Citi Institutional U.S. Treasury Reserves invests all of its investable assets in U.S. Treasury Reserves Portfolio. U.S. Treasury Reserves Portfolio under normal circumstances invest all of its assets in: U.S. Treasury bills, notes and bonds; Treasury receipts; and securities issued by U.S. government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Treasury. Although the Portfolios are permitted to maintain a weighted average maturity of up to 90 days, under normal conditions the Portfolios will maintain a shorter maturity. The Portfolios may not generate as high a yield as other funds with longer weighted average maturities.

Citi Institutional Tax Free Reserves. Citi Institutional Tax Free Reserves invests all of its investable assets in Tax Free Reserves Portfolio. Tax Free Reserves Portfolio invests primarily in high quality municipal obligations and in participation interests in these obligations issued by banks, insurance companies and other financial institutions. Municipal obligations are debt securities issued by states, cities and towns and other public entities or qualifying issuers. The interest paid on these debt securities is generally lower than the interest paid on taxable securities. Under normal market conditions, the Portfolio invests at least 80% of their assets in municipal obligations and interests in municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax. Subject to this 80% policy, the Portfolio may invest in high quality securities that pay interest that is subject to federal income tax or federal alternative minimum tax. The Portfolio may invest more than 25% of its assets in participation interests in municipal obligations that are issued by banks and/or backed by bank obligations.

Additional Information

The Funds’ and the Portfolios’ principal investment strategies are described above. The following provides additional information about these principal strategies and describes other investment strategies that may be used by the Funds and the Portfolios, and contains more information about the various types of securities in which each Fund and each Portfolio may invest and the risks involved in such investments.

Citi Institutional Liquid Reserves and Citi Institutional Cash Reserves

Citi Institutional Liquid Reserves invests all of its investable assets in Liquid Reserves Portfolio, which was formerly called Cash Reserves Portfolio. Citi Institutional Cash Reserves invests all of its assets in Prime Cash Reserves Portfolio. Each of Liquid Reserves Portfolio and Prime Cash Reserves Portfolio seeks to achieve its investment objective through investments in high quality U.S. dollar-denominated money market instruments. All investments by Liquid Reserves Portfolio and Prime Cash Reserves Portfolio mature or are deemed to mature

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within 397 days from the date of acquisition, and the average maturity of the investments held by each Portfolio (on a dollar-weighted basis) is 90 days or less. All investments by each Portfolio are in “first tier” securities (i.e., securities rated in the highest rating category for short-term obligations by at least two nationally recognized statistical rating organizations (each, an “NRSRO”) assigning a rating to the security or issuer or, if only one NRSRO assigns a rating, that NRSRO or, in the case of an investment which is not rated, of comparable quality as determined by the Subadviser under procedures approved by the Board of Trustees) and are determined by the Subadviser under procedures approved by the Board of Trustees to present minimal credit risks. Investments in high quality, short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or a longer term. Liquid Reserves Portfolio and Prime Cash Reserves Portfolio each may hold uninvested cash reserves pending investment. Under the 1940 Act, Liquid Reserves, Liquid Reserves Portfolio, Cash Reserves and Prime Cash Reserves Portfolio are each classified as “diversified,” although in the case of Liquid Reserves and Cash Reserves, all of its assets are invested in Liquid Reserves Portfolio and Prime Cash Reserves Portfolio, respectively. A “diversified investment company” must invest at least 75% of its assets in cash and cash items, U.S. government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer. Liquid Reserves Portfolio and Prime Cash Reserves Portfolio invest, under normal circumstances, in:

(1) Bank obligations—Each of Liquid Reserves Portfolio and Prime Cash Reserves Portfolio may from time to time invest up to 100% of its assets in bank obligations, such as certificates of deposit, fixed time deposits, and bankers’ acceptances. Up to 25% of each Portfolio’s assets may be invested at any time in dollar-denominated obligations of foreign banks, and all of the Portfolios’ assets may be invested at any time in obligations of domestic banks, as that term has been interpreted by the Securities and Exchange Commission (the “SEC”). Under SEC interpretations, a U.S. branch of a foreign bank may be considered a domestic bank if the U.S. branch of the foreign bank is subject to the same regulation as a U.S. bank. Likewise, a non-U.S. branch of a U.S. bank may be considered a domestic bank if the investment risk associated with investing in instruments issued by the non-U.S. branch is the same, in the opinion of the Subadviser, as that of investing in instruments issued by the branch’s domestic parent.

Each of Liquid Reserves Portfolio and Prime Cash Reserves Portfolio limits its investments in U.S. bank obligations (including, for these purposes, their non-U.S. branches) to banks having total assets in excess of $1 billion and which are subject to regulation by an agency of the U.S. government. Each Portfolio may also invest in certificates of deposit issued by banks the deposits in which are insured by the Federal Deposit Insurance Corporation (“FDIC”), having total assets of less than $1 billion, provided that each Portfolio at no time owns more than $100,000 principal amount of certificates of deposit (or any higher principal amount which in the future may be fully insured by FDIC insurance) of any one of those issuers.

Certificates of deposit are savings certificates generally issued by commercial banks that bear a maturity date and a specified interest rate, and can be issued in any denomination. Fixed time deposits are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by the Portfolios, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on each Portfolio’s right to transfer a beneficial interest in the deposit to a third party. A bankers’ acceptance is a draft drawn on and accepted by a bank that orders payment to a third party at a later date. Bankers’ acceptances generally act as a negotiable time draft for financing imports, exports, or other transactions in goods.

U.S. banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the FDIC. U.S. banks organized under state law are supervised and examined by state banking authorities and are members of the Federal Reserve System only if they elect to join. However, state banks which are insured by the FDIC are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks, among other things, are

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generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Each of Liquid Reserves Portfolio and Prime Cash Reserves Portfolio limits its investments in “non-U.S. bank obligations” to U.S. dollar-denominated obligations of banks that at the time of investment are non-U.S. branches or subsidiaries of U.S. banks that meet the criteria in the preceding paragraphs or are U.S. or non-U.S. branches of non-U.S. banks which (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest non-U.S. banks in the world; (iii) have branches or agencies in the United States; and (iv) in the opinion of the Subadviser, are of an investment quality comparable with obligations of U.S. banks which may be purchased by the Portfolios. These obligations may be general obligations of the parent bank, in addition to the issuing branch or subsidiary, but the parent bank’s obligations may be limited by the terms of the specific obligation or by governmental regulation. Each Portfolio also limits its investments in non-U.S. bank obligations to banks, branches and subsidiaries located in Western Europe (United Kingdom, France, Germany, Belgium, the Netherlands, Italy, Switzerland, Denmark, Norway, Sweden), Australia, Japan, the Cayman Islands, the Bahamas and Canada. Liquid Reserves Portfolio and Prime Cash Reserves Portfolio do not purchase any bank obligation of any affiliate of the Subadviser.

Since Liquid Reserves Portfolio and Prime Cash Reserves Portfolio may hold investments in non-U.S. bank obligations, an investment in Liquid Reserves or Cash Reserves involves certain additional risks. Such investment risks include future political and economic developments, the possible imposition of non-U.S. withholding taxes on interest income payable on such obligations held by the Portfolios, the possible seizure or nationalization of non-U.S. deposits and the possible establishment of exchange controls or other non-U.S. governmental laws or restrictions applicable to the payment of the principal of and interest on certificates of deposit or time deposits that might affect adversely such payment on such obligations held by the Portfolios. In addition, there may be less publicly-available information about a non-U.S. branch or subsidiary of a U.S. bank or a U.S. or non-U.S. branch of a non-U.S. bank than about a U.S. bank and such branches and subsidiaries may not be subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial record-keeping standards and requirements.

The provisions of federal law governing the establishment and operation of U.S. branches do not apply to non-U.S. branches of U.S. banks. However, Liquid Reserves Portfolio and Prime Cash Reserves Portfolio may purchase obligations only of those non-U.S. branches of U.S. banks which were established with the approval of the Board of Governors of the Federal Reserve System (the “Board of Governors”). As a result of such approval, these branches are subject to examination by the Board of Governors and the Comptroller of the Currency. In addition, such non-U.S. branches of U.S. banks are subject to the supervision of the U.S. bank and creditors of the non-U.S. branch are considered general creditors of the U.S. bank subject to whatever defenses may be available under the governing non-U.S. law and to the terms of the specific obligation. Nonetheless, Liquid Reserves Portfolio and Prime Cash Reserves Portfolio generally will be subject to whatever risk may exist that the non-U.S. country may impose restrictions on payment of certificates of deposit or time deposits.

U.S. branches of non-U.S. banks are subject to the laws of the state in which the branch is located or to the laws of the United States. Such branches are therefore subject to many of the regulations, including reserve requirements, to which U.S. banks are subject. In addition, Liquid Reserves Portfolio and Prime Cash Reserves Portfolio may purchase obligations only of those U.S. branches of non-U.S. banks which are located in states which impose the additional requirement that the branch pledge to a designated bank within the state an amount of its assets equal to 5% of its total liabilities.

Non-U.S. banks in whose obligations Liquid Reserves Portfolio and Prime Cash Reserves Portfolio may invest may not be subject to the laws and regulations referred to in the preceding two paragraphs.

(2) Obligations of, or guaranteed by, non-U.S. governments. Each of Liquid Reserves Portfolio and Prime Cash Reserves Portfolio limits its investments in non-U.S. government obligations to obligations

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issued or guaranteed by the governments of Western Europe (United Kingdom, France, Germany, Belgium, the Netherlands, Italy, Switzerland, Denmark, Norway, Sweden), Australia, Japan and Canada. Generally, such obligations may be subject to the additional risks described in subsection (1) above in connection with the purchase of non-U.S. bank obligations.

(3) Commercial paper rated Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”) or A-1 by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or, if not rated, determined to be of comparable quality by the Subadviser under procedures approved by the Board of Trustees, such as unrated commercial paper issued by corporations having an outstanding unsecured debt issue currently rated Aaa by Moody’s or AAA by Standard & Poor’s. Commercial paper is unsecured debt of corporations usually maturing in 270 days or less from its date of issuance.

(4) Obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes, bonds and Treasury Receipts, which are unmatured interest coupons of U.S. Treasury bonds and notes which have been separated and resold in a custodial receipt program administered by the U.S. Treasury, and issues of agencies and instrumentalities established under the authority of an Act of Congress. Some of the latter category of obligations are supported by the full faith and credit of the United States, others are supported by the right of the issuer to borrow from the U.S. Treasury, and still others are supported only by the credit of the agency or instrumentality. Examples of each of the three types of obligations described in the preceding sentence are (i) obligations guaranteed by the Export-Import Bank of the United States, (ii) obligations of the Federal Home Loan Mortgage Corporation, and (iii) obligations of the Student Loan Marketing Association, respectively.

(5) Repurchase agreements, providing for resale within 397 days or less, covering obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities which may have maturities in excess of 397 days. (See “Repurchase Agreements” below for a description of repurchase agreements.)

(6) Asset-backed securities, that represent fractional interests in pools of retail installment loans, both secured, such as certificates for automobile receivables (“CARS”), and unsecured, or leases or fractional interests in pools of revolving credit card receivables (“CARDS”), both secured and unsecured, as well as other asset-backed securities. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust. Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables and reinvestment of principal may occur at higher or lower rates than the original yield. Therefore, the actual maturity and realized yield on asset-backed securities will vary based upon the prepayment experience of the underlying pool of loans or receivables. Prepayment of principal during periods of declining interest rates may reduce the yield of the Funds, since the Funds may be forced to reinvest any pre-paid principal in lower yielding securities. Certificate holders may also experience delays in payment on the certificates or losses if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objectives and policies, each of Liquid Reserves Portfolio and Prime Cash Reserves Portfolio may invest in other asset-backed securities.

Liquid Reserves Portfolio and Prime Cash Reserves Portfolio do not purchase securities which the Portfolios believe, at the time of purchase, will be subject to exchange controls or non-U.S. withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Portfolios’ investments. In the event exchange controls or non-U.S. withholding taxes are imposed with respect to any of the Portfolios’ investments, the effect may be to reduce the income received by the Portfolios on such investments or to prevent the Portfolios from receiving any value in U.S. dollars from its investment in non-U.S. securities.

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Citi Institutional U.S. Treasury Reserves

Citi Institutional U.S. Treasury Reserves invests all of its investable assets in U.S. Treasury Reserves Portfolio. U.S. Treasury Reserves Portfolio seeks to achieve its investment objective by investing in obligations of, or guaranteed by, the U.S. government, including issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes, bonds and Treasury Receipts, which are unmatured interest coupons of U.S. Treasury bonds and notes which have been separated and resold in a custodial receipt program administered by the U.S. Treasury, and in issues of agencies and instrumentalities established under the authority of an Act of Congress which are supported by the full faith and credit of the United States. U.S. Treasury Reserves Portfolio will not enter into repurchase agreements except in unusual circumstances when, in the Subadviser’s judgment, direct U.S. Treasury obligations are not available. All investments by the Portfolio are in “first tier” securities (i.e., securities rated in the highest rating category for short-term obligations by at least two NRSRO’s assigning a rating to the security or issuer or, if only one NRSRO assigns a rating, that NRSRO or, in the case of an investment which is not rated, of comparable quality as determined by the Subadviser under procedures approved by the Board of Trustees) and are determined by the Subadviser under procedures approved by the Board of Trustees to present minimal credit risks. Investments in high quality, short term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or a longer term. U.S. Treasury Reserves Portfolio may hold uninvested cash reserves pending investment.

Citi Institutional Tax Free Reserves

Citi Institutional Tax Free Reserves invests all of its investable assets in Tax Free Reserves Portfolio. Tax Free Reserves Portfolio seeks to achieve its investment objectives by investing primarily in short-term, high quality fixed rate and variable rate obligations issued by or on behalf of states and municipal governments, and their authorities, agencies, instrumentalities and political subdivisions and other qualifying issuers, the interest on which is exempt from federal income taxes, including participation or other interests in such obligations issued by banks, insurance companies or other financial institutions. (These securities, whether or not the interest thereon is subject to the federal alternative minimum tax, are referred to herein as “Municipal Obligations.”) Under normal market conditions, Tax Free Reserves Portfolio invests at least 80% of its assets in Municipal Obligations and interests in Municipal Obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax. Tax Free Reserves Portfolio’s policy to invest at least 80% of its assets, under normal circumstances, in certain Municipal Obligations may not be changed without investor approval.

In determining the tax status of interest on Municipal Obligations, the Subadviser relies on opinions of bond counsel who may be counsel to the issuer. Although the Portfolio will attempt to invest 100% of its assets in Municipal Obligations, the Portfolio reserves the right to invest up to 20% of its total assets in securities the interest income on which is subject to federal, state and local income tax or the federal alternative minimum tax. The Portfolio may invest more than 25% of its assets in participation certificates in Municipal Obligations issued or backed by banks. In view of this possible “concentration” in bank participation certificates, an investment in Tax Free Reserves shares should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. (See “Variable Rate Instruments and Participation Interests” below.) Tax Free Reserves Portfolio may hold uninvested cash reserves pending investment. Tax Free Reserves Portfolio’s investments may include “when-issued” or “forward delivery” Municipal Obligations, stand-by commitments and taxable repurchase agreements.

Tax Free Reserves Portfolio is non-diversified which means that it is not subject to certain statutory restrictions under the 1940 Act with respect to limiting the investment of its assets in one or relatively few issuers. However, the Portfolio is required under the rules applicable to money market funds to diversify its portfolio. Furthermore, the Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order so to qualify under current law, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s total assets must be

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represented by cash, U.S. government securities, investment company securities and other securities limited in respect of any one issuer (or related issuers) to not more than 5% in value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer. In addition, and again under current law, at the close of each quarter of its taxable year, not more than 25% in value of the Fund’s total assets may be invested in securities, other than U.S. government securities, of one issuer (or related issuers). Tax Free Reserves Portfolio may, however, invest 25% or more of its assets in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities including, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state. This concentration may present greater risks than in the case of a diversified company.

All investments by Tax Free Reserves Portfolio mature or are deemed to mature within 397 days from the date of acquisition and the average maturity of the Portfolio’s securities (on a dollar-weighted basis) is 90 days or less. The maturities of variable rate instruments held by Tax Free Reserves Portfolio are deemed to be the longer of the notice period, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days. (See “Variable Rate Instruments and Participation Interests” below.)

All investments by Tax Free Reserves Portfolio are “eligible securities,” that is, rated in one of the two highest rating categories for short-term obligations by at least two NRSROs assigning a rating to the security or issuer or, if only one NRSRO assigns a rating, that NRSRO, or, in the case of an investment which is not rated, of comparable quality as determined by the Subadviser on the basis of its credit evaluation of the obligor or, if applicable, of the bank issuing a participation interest, letter of credit or guarantee, or insurance issued in support of the Municipal Obligations or participation interests. (See “Variable Rate Instruments and Participation Interests” below.) Such instruments may produce a lower yield than would be available from less highly rated instruments. (See “Ratings of Municipal Obligations” in the Appendix to this SAI.)

Municipal Obligations

Tax Free Reserves Portfolio invests at least 80% of its assets, under normal circumstances, in Municipal Obligations, including:

(1) Municipal bonds with remaining maturities deemed to be 397 days or less that are rated within the Aaa or Aa categories at the date of purchase by Moody’s or within the AAA or AA categories by Standard & Poor’s or Fitch IBCA, Duff & Phelps (“Fitch”) or, if not rated by these rating agencies, are of comparable quality as determined by the Subadviser under procedures approved by the Board of Trustees on the basis of the credit evaluation of the obligor on the bonds or of the bank issuing a participation interest or guarantee or of any insurance issued in support of the bonds or the participation interests. See “Municipal Bonds” below.

(2) Municipal notes with remaining maturities deemed to be 397 days or less that at the date of purchase are rated MIG 1/VMIG 1 or MIG 2/VMIG 2 by Moody’s, SP-1+, SP-1 or SP-2 by Standard & Poor’s or F-1 or F-2 by Fitch or, if not rated by these rating agencies, are of comparable quality as determined by the Subadviser under procedures approved by the Board of Trustees. See “Municipal Notes” below.

(3) Municipal commercial paper that is rated Prime-1 or Prime-2 by Moody’s, A-1+, A-1 or A-2 by Standard & Poor’s or F-1 or F-2 by Fitch or, if not rated by these rating agencies, is of comparable quality as determined by the Subadviser under procedures approved by the Board of Trustees. Issues of municipal commercial paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

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Subsequent to its purchase by Tax Free Reserves Portfolio, a rated Municipal Obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event requires sale of such Municipal Obligation by the Portfolio (other than variable rate instruments which must be sold if they are not “high quality”), but the Subadviser considers such event in determining whether the Portfolio should continue to hold the Municipal Obligation. To the extent that the ratings given to the Municipal Obligations or other securities held by Tax Free Reserves Portfolio are altered due to changes in any of the Moody’s, Standard & Poor’s or Fitch ratings systems (see the Appendix to this SAI for an explanation of these rating systems), the Subadviser adopts such changed ratings as standards for its future investments in accordance with the investment policies contained above and in the Prospectus for Tax Free Reserves. Certain Municipal Obligations issued by instrumentalities of the U.S. government are not backed by the full faith and credit of the U.S. Treasury but only by the creditworthiness of the instrumentality.

The Trustees have determined that any Municipal Obligation that depends directly, or indirectly, through a government insurance program or other guarantee, on the full faith and credit of the U.S. government is considered to have a rating in the highest category. Where necessary to ensure that the Municipal Obligations are “eligible securities” (e.g., within the two highest ratings assigned by Moody’s, Standard & Poor’s or Fitch or, if not rated, are of comparable quality as determined by the Subadviser under procedures approved by the Board of Trustees), or where the obligations are not freely transferable, Tax Free Reserves Portfolio will require that the obligation to pay the principal and accrued interest be backed by an unconditional irrevocable bank letter of credit, a guarantee, insurance policy or other comparable undertaking of an approved financial institution.

Municipal Bonds. Municipal bonds are debt obligations of states, cities, municipalities and municipal agencies and authorities which generally have a maturity at the time of issuance of one year or more and which are issued to raise funds for various public purposes, such as construction of a wide range of public facilities, refunding outstanding obligations or obtaining funds for institutions and facilities. The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. The principal of and interest on revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer’s general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

In addition, certain kinds of private activity bonds (“PABs”) are issued by or on behalf of public authorities to provide funding for various privately operated industrial facilities, such as warehouse, office, plant and store facilities and environmental and pollution control facilities. PABs are, in most cases, revenue bonds. The payment of the principal and interest on PABs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. Many PABs may not be readily marketable; however, it is expected that the PABs or the participation certificates in PABs purchased by the Portfolio will have liquidity because they generally will be supported by demand features to “high quality” banks, insurance companies or other financial institutions.

Municipal bonds may be issued as “zero-coupon” obligations. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Because zero-coupon bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. Tax Free Reserves Portfolio is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though zero-coupon bonds do not pay current interest in cash. Thus, it may be necessary at times for the Portfolio to liquidate investments in order to satisfy its dividend requirements.

Municipal Notes. There are four major varieties of state and municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond

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Anticipation Notes (“BANs”). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

For an explanation of the ratings of Municipal Obligations by Moody’s, Standard & Poor’s and Fitch, see Appendix A to this SAI.

Municipal Lease Obligations. Participations in municipal leases are undivided interests in a portion of a lease or installment purchase issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult or if sold, may not fully cover the Fund’s exposure. Municipal lease obligations are deemed to be illiquid unless otherwise determined by the Board of Trustees.

Variable Rate Instruments and Participation Interests.

Tax Free Reserves Portfolio may purchase variable rate instruments and participation interests in Municipal Obligations. Variable rate instruments that the Portfolio may purchase are Municipal Obligations (including municipal notes and municipal commercial paper) that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to receive payment upon a specified number of days’ notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such instrument or by tendering or “putting” such instrument to a third party (called a liquidity feature). A participation interest in a Municipal obligation gives the Tax Free Reserves Portfolio an undivided interest in the Municipal Obligation in the proportion that the Portfolio’s participation bears to the total principal amount of the Municipal Obligation and provides the liquidity feature.

The variable rate instruments in which Tax Free Reserves Portfolio’s assets may be invested are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments in which the Tax Free Reserves Portfolio may invest include participation interests in variable or fixed-rate Municipal Obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying Municipal Obligations may be fixed, the terms of the participation interest may result in the Portfolio receiving a variable rate on its investment. The Subadviser has been instructed by the Trustees to monitor continually the pricing, quality and liquidity of the variable rate instruments held by the Tax Free Reserves Portfolio, including the participation interests, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Portfolio may subscribe. An unrated variable rate instrument may be determined to meet the Portfolio’s high quality criteria if it is backed by a letter of credit or guarantee or a right to tender or put the instrument to a third party or if it is insured by an insurer that meets the high quality criteria for the Portfolio discussed above or on the basis of a credit evaluation of the underlying obligor. If the credit of the obligor is of “high quality,” no credit support from a bank or other financial institution will be necessary. Each

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unrated variable rate instrument will be evaluated on a quarterly basis to determine that it continues to meet Tax Free Reserves Portfolio’s high quality criteria.

Participation interests in Mutual Obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company that has been determined by the Subadviser to meet the prescribed quality standards of Tax Free Reserves Portfolio. Tax Free Reserves Portfolio has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the Portfolio’s participation in the security, plus accrued interest. Tax Free Reserves Portfolio intends to exercise the liquidity feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Portfolio in order to facilitate withdrawals from the Portfolio, or (3) to maintain a high quality investment portfolio. In some cases, this liquidity feature may not be exercisable in the event of a default on the underlying Municipal Obligations; in these cases, the underlying Municipal Obligations must meet the Portfolio’s high credit standards at the time of purchase of the participation interest. Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of Tax Free Reserves Portfolio. With respect to insurance, Tax Free Reserves Portfolio will attempt to have the issuer of the participation interest bear the cost of the insurance, although the Portfolio may also purchase insurance, in which case the cost of insurance will be an expense of the Portfolio. Although participation interests may be sold, Tax Free Reserves Portfolio intends to hold them until maturity, except under the circumstances stated above. Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that the Portfolio will not be deemed to be the owner of the underlying Municipal Obligation for purposes of the ability to claim tax exemption of interest paid on that Municipal Obligation.

In view of the possible concentration of Tax Free Reserves Portfolio in participation interests in Municipal Obligations issued by banks and/or secured by bank letters of credit or guarantees, an investment in Tax Free Reserves should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Periods of high inflation and periods of economic slowdown, together with the fiscal measures adopted to attempt to deal with them, have brought wide fluctuations in interest rates. When interest rates rise, the value of fixed income securities generally falls; and vice versa. While this is true for variable rate instruments generally, the variable rate nature of the underlying instruments should minimize these changes in value. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed interest rate securities. Because the adjustment of interest rates on the variable rate instruments is made in relation to movements of various interest rate adjustment indices, the variable rate instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

Because of the variable rate nature of the instruments, when prevailing interest rates decline Tax Free Reserves Portfolio’s yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, Tax Free Reserves Portfolio’s yield will increase and its shareholders will have reduced risk of capital depreciation.

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For purposes of determining whether a variable rate instrument held by Tax Free Reserves Portfolio matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the period required before the Portfolio is entitled to receive payment of the principal amount of the instrument after notice or (2) the period remaining until the instrument’s next interest rate adjustment, except that an instrument issued or guaranteed by the U.S. government or any agency thereof shall be deemed to have a maturity equal to the period remaining until the next adjustment of the interest rate. The maturity of a variable rate instrument will be determined in the same manner for purposes of computing the Portfolio’s dollar-weighted average portfolio maturity.

“When-Issued” Securities

Tax Free Reserves Portfolio may purchase securities on a “when-issued” or “forward delivery” basis. New issues of certain Municipal Obligations frequently are offered on a “when-issued” or “forward delivery” basis. The payment obligation and the interest rate that will be received on the Municipal Obligations are each fixed at the time the buyer enters into the commitment although settlement, i.e., delivery of and payment for the Municipal Obligations, takes place beyond customary settlement time (but normally within 45 days after the date of the Portfolio’s commitment to purchase). Although Tax Free Reserves Portfolio will only make commitments to purchase “when-issued” or “forward delivery” Municipal Obligations with the intention of actually acquiring them, the Portfolio may sell these securities before the settlement date if deemed advisable by the Subadviser.

Municipal Obligations purchased on a “when-issued” or “forward delivery” basis and the securities held in Tax Free Reserves Portfolio’s portfolio are subject to changes in value based upon the market’s perception of the credit-worthiness of the issuer and changes, real or anticipated, in the level of interest rates. The value of these Municipal Obligations and securities generally change in the same way, that is, both experience appreciation when interest rates decline and depreciation when interest rates rise. Purchasing Municipal Obligations on a “when-issued” or “forward delivery” basis can involve a risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself. A segregated account of Tax Free Reserves Portfolio consisting of cash or liquid debt securities equal to the amount of the “when-issued” or “forward delivery” commitments will be established at the Portfolio’s custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of the Portfolio’s commitments. On the settlement date of the “when-issued” or “forward delivery” securities, Tax Free Reserves Portfolio’s obligations will be met from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although not normally expected, from sale of the “when-issued” or “forward delivery” securities themselves (which may have a value greater or lesser than the Portfolio’s payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal income tax. An increase in the percentage of the Portfolio’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

Stand-By Commitments

When Tax Free Reserves Portfolio purchases Municipal Obligations it may also acquire stand-by commitments from banks with respect to such Municipal Obligations. Tax Free Reserves Portfolio also may acquire stand-by commitments from broker-dealers. Under the stand-by commitment, a bank or broker-dealer agrees to purchase at the Portfolio’s option a specified Municipal Obligation at a specified price. A stand-by commitment is the equivalent of a “put” option acquired by Tax Free Reserves Portfolio with respect to a particular Municipal Obligation held in the Portfolio’s portfolio.

The amount payable to Tax Free Reserves Portfolio upon the exercise of a stand-by commitment normally would be (1) the acquisition cost of the Municipal Obligation (excluding any accrued interest paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during

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the period the Portfolio owned the security, plus (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Portfolio. Absent unusual circumstances relating to a change in market value, the Portfolio would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation. Tax Free Reserves Portfolio values stand-by commitments at zero for purposes of computing the value of its net assets.

The stand-by commitments that Tax Free Reserves Portfolio may enter into are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised and the fact that the commitment is not marketable by the Portfolio and the maturity of the underlying security will generally be different from that of the commitment.

Taxable Securities

Although under normal circumstances Tax Free Reserves Portfolio attempts to invest 100% of its net assets in Municipal Obligations, the Portfolio may invest up to 20% of the value of its net assets in securities of the kind described below, the interest income on which is subject to federal income tax. Circumstances in which Tax Free Reserves Portfolio may invest in taxable securities include the following: (a) pending investment in the type of securities described above; (b) to maintain liquidity for the purpose of meeting anticipated withdrawals; and (c) when, in the opinion of the Subadviser, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. In addition, for temporary defensive purposes, Tax Free Reserves Portfolio may invest without limit in taxable securities. The kinds of taxable securities in which Tax Free Reserves Portfolio’s assets may be invested are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the U.S. government or its agencies, instrumentalities or authorities; (2) commercial paper rated Prime-1 or Prime-2 by Moody’s, A-13, A-1 or A-2 by Standard & Poor’s or F-13, F-1 or F-2 by Fitch; (3) certificates of deposit of U.S. banks with assets of $1 billion or more; and (4) repurchase agreements with respect to any Municipal Obligations or obligations of the U.S. government or its agencies, instrumentalities, or authorities. As described above, Tax Free Reserves Portfolio’s assets may also be invested in Municipal Obligations which are subject to an alternative minimum tax.

Structured Instruments

Each of the Funds and Portfolios may invest in structured investments. Structured instruments are money market instruments that have been structured to meet the regulatory requirements for investment by money market funds, typically by a bank, broker-dealer or other financial institution. They generally consist of a trust or partnership through which a fund holds an interest in one or more underlying bonds or other debt obligations coupled with a conditional right to sell (“put”) the fund’s interest in the underlying bonds at par plus accrued interest to a financial institution (a “Liquidity Provider”). With respect to tax-exempt instruments, the instrument is typically structured as a trust or partnership which provides for pass-through tax-exempt income. Structured instruments in which a Fund or Portfolio may invest include: (1) “Tender Option Bonds”, which are instruments which grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) “Swap Products”, in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating money market interest rate; and (3) “Partnerships”, which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement.

Structured instruments are derivatives. Derivatives raise certain tax, legal, regulatory and accounting issues which may not be presented by direct investments in debt obligations. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of a Fund or Portfolio. For example, with respect to tax-exempt instruments, the tax-exempt treatment of the interest paid to a Fund or Portfolio is premised on the legal conclusion that the holders of such instruments have an ownership interest in the underlying bonds. While a Fund or Portfolio may rely on an opinion of legal counsel to the effect that the income from each such

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instrument is tax-exempt to the same extent as the underlying bond, the Internal Revenue Service (the “IRS”) has not issued a ruling on this subject. Were the IRS to issue an adverse ruling, there is a risk that the interest paid on such derivative products would be deemed taxable.

Repurchase Agreements

Each of the Funds and Portfolios (other than U.S. Treasury Reserves and U.S. Treasury Reserves Portfolio, which may not invest in repurchase agreements except in unusual circumstances when, in the Subadviser’s judgment, direct U.S. Treasury obligations are not available) may invest its assets in repurchase agreements only with member banks of the Federal Reserve System or “primary dealers” (as designated by the Federal Reserve Bank of New York) in U.S. government securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund’s holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into by the Funds shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon, and the Fund or its custodian or subcustodian shall have control of the collateral, which the Subadviser believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been definitively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Subadviser believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller’s creditors than would be the case with securities owned by the Funds. Repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Funds. A Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held by the Fund exceed 10% of the Fund’s total net assets. Repurchase agreements are also subject to the same risks described herein with respect to stand-by commitments.

Lending Of Securities

Consistent with applicable regulatory requirements and in order to generate income, each of the Funds and Portfolios may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the New York Stock Exchange (and subsidiaries thereof). Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral received by a Fund or a Portfolio would be invested in high quality short-term instruments. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a Fund or Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, would also receive any income generated by the Fund’s or the Portfolio’s investment of the collateral (subject to a rebate payable to the borrower and the lending agent). Where the borrower provides a Fund or Portfolio with collateral consisting of U.S. Treasury obligations, the borrower is also obligated to pay the Fund or Portfolio a fee for use of the borrowed securities. The Fund or Portfolio would not have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the Subadviser to be of good standing,

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and when, in the judgment of the Subadviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, a Fund or Portfolio could suffer loss if the borrower terminates the loan and the Fund or Portfolio is forced to liquidate investments in order to return the cash collateral to the buyer. If the Subadviser determines to make loans, it is not intended that the value of the securities loaned by a Fund or Portfolio would exceed 33 1/3% of the value of its net assets.

Private Placements and Illiquid Investments

Each Fund and Portfolio may invest up to 10% of its net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund or Portfolio to sell them promptly at an acceptable price.

Commodities Exchange Act Registration

Each Fund and Portfolio is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Funds and Portfolios, from registration as a “commodity pool operator” with respect to each Fund and Portfolio under the Commodity Exchange Act, and therefore, are not subject to registration or regulation with respect to each Fund and Portfolio under the Commodity Exchange Act.

Investment Policies

The Funds and the Portfolios each have adopted the following fundamental investment policies. Fundamental investment policies may not be changed with respect to a Fund or a Portfolio, as the case may be, without approval by holders of a majority of the outstanding voting securities of the Fund or Portfolio, which as used in this SAI means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund or Portfolio present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund or Portfolio are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund or Portfolio. The term “voting securities” as used in this paragraph has the same meaning as in the 1940 Act.

Whenever a Fund is requested to vote on a change in the fundamental investment policies of a Portfolio, the Fund will either call a meeting of its shareholders and will vote its shares in the Portfolio in accordance with instructions it receives from its shareholders, or vote its shares in a Portfolio in the same proportion as the vote of all other investors in the Portfolio.

If a percentage restriction or a rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth below or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in circumstances is not considered a violation of policy.

Fundamental Investment Policies

Each Fund’s and Portfolio’s fundamental policies are as follows:

(1) Each Fund or Portfolio may not borrow money except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2) Each Fund or Portfolio may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or

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modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3) Each Fund or Portfolio may lend money or other assets to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4) Each Fund or Portfolio may not issue senior securities except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5) Each Fund or Portfolio may not purchase or sell real estate except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6) Each Fund or Portfolio may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7) Each Fund or Portfolio may not purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, except that each Fund, other than U.S. Treasury Reserves, and each Portfolio, other than U.S. Treasury Reserves Portfolio, may invest at least 25% of its assets in bank obligations issued by domestic banks, including, with respect to Tax Free Reserves and Tax Free Reserves Portfolio, bank participation interests in municipal obligations.

As a fundamental policy, under normal market conditions, each of Tax Free Reserves and Tax Free Reserves Portfolio invests at least 80% of its assets in municipal obligations and interests in municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax.

For purposes of the investment restrictions described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable SEC rules, be considered a separate security and treated as an issue of such government, other entity or bank.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs

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would offset and could eliminate a fund’s net investment income in any given period. Currently the Funds and Portfolios do not contemplate borrowing money for leverage, but if a Fund or Portfolio does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a Fund or Portfolio to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Rule 2a-7 under the 1940 Act may limit a Fund’s and Portfolio’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent a Fund or Portfolio from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund or Portfolio may be considered to be an underwriter under the 1933 Act. Rule 2a-7 under the 1940 Act may limit a Fund’s and Portfolio’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a Fund or Portfolio from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans. Rule 2a-7 under the 1940 Act may limit a Fund’s and Portfolio’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of

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the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin. Rule 2a-7 under the 1940 Act may limit a Fund’s and Portfolio’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a money market fund’s purchases of illiquid securities to 10% of net assets. The policy in (5) above will be interpreted not to prevent a Fund and Portfolio from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities. Rule 2a-7 under the 1940 Act may limit a Fund’s and Portfolio’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a money market fund’s purchases of illiquid securities to 10% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities. Rule 2a-7 under the 1940 Act may limit a Fund’s and Portfolio’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The SEC has taken the position that money market funds may reserve the right to invest without limit in obligations of domestic banks without being deemed to concentrate their investments. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a Fund and Portfolio as to how to classify issuers within or among industries.

Each Fund’s and Portfolio’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

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Diversification

Liquid Reserves, Cash Reserves, U.S. Treasury Reserves, Liquid Reserves Portfolio, Prime Cash Reserves Portfolio and U.S. Treasury Reserves Portfolio are each currently classified as a diversified fund under the 1940 Act. This means that the Funds and Portfolios may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of a Fund’s or Portfolio’s total assets would be invested in securities of that issuer, or (b) a Fund or Portfolio would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, a Fund and Portfolio can invest more than 5% of its assets in one issuer. Under the 1940 Act, a Fund and Portfolio cannot change its classification from diversified to non-diversified without shareholder approval.

Tax Free Reserves and Tax Free Reserves Portfolio are each currently classified as a non-diversified fund under the 1940 Act. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. A non-diversified fund is not subject to these limitations. Therefore, a non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. In this regard, the Fund and Portfolio is subject to greater risk than a diversified fund. Under the 1940 Act, each of the Fund and Portfolio may change its classification from non-diversified to diversified without shareholder approval.

3. DETERMINATION OF NET ASSET VALUE

The net asset value of each share of the Funds is determined on each day on which the New York Stock Exchange is open for trading. This determination of net asset value is normally made once during each such day as of 4:00 p.m., Eastern time, for Liquid Reserves, 2:00 p.m., Eastern time, for U.S. Treasury Reserves, 5:00 p.m., Eastern time, for Cash Reserves and 12:00 noon, Eastern time, for Tax Free Reserves, by dividing the value of each Fund’s net assets (i.e., the value of its assets, including its investment in a Portfolio, less its liabilities, including expenses payable or accrued) by the number of the Fund’s shares outstanding at the time the determination is made. For Liquid Reserves, U.S. Treasury Reserves and Cash Reserves, this determination will be made with respect to each class of shares of that Fund. On days when the financial markets in which a Fund invests close early, such Fund’s net asset value may be determined as of the earlier close of these markets. As of the date of this SAI, the Exchange is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It is anticipated that the net asset value of each share of each Fund will remain constant at $1.00 and, although no assurance can be given that they will be able to do so on a continuing basis, as described below, the Funds and Portfolios employ specific investment policies and procedures to accomplish this result.

The value of a Portfolio’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the corresponding Fund is determined. The net asset value of a Fund’s investment in the corresponding Portfolio is equal to the Fund’s pro rata share of the total investment of the Fund and of other investors in the Portfolio less the Fund’s pro rata share of the Portfolio’s liabilities.

The securities held by a Fund or Portfolio are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the securities held by the Fund or Portfolio to deviate more than  1/2 of 1% from their value determined on the basis of amortized cost, the applicable Board of Trustees will consider whether any action should be initiated, as described in the following

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paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the stated value of an instrument is higher or lower than the price the Fund or Portfolio would receive if the instrument were sold.

Pursuant to the rules of the SEC, the Funds’ and the Portfolios’ Trustees have established procedures to stabilize the value of the Funds’ and Portfolios’ net assets within  1/2 of 1% of the value determined on the basis of amortized cost. These procedures include a review of the extent of any such deviation of net asset value, based on available market rates. Should that deviation exceed  1/2 of 1% for a Fund or Portfolio, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to investors in the Fund or Portfolio. Such action may include withdrawal in kind, selling securities prior to maturity and utilizing a net asset value as determined by using available market quotations.

Because of the short-term maturities of the portfolio investments of each Fund, the Funds do not expect to realize any material long-term capital gains or losses. Any net realized short-term capital gains will be declared and distributed to the Funds’ shareholders annually after the close of each Fund’s fiscal year. Distributions of short-term capital gains are taxable to shareholders as described in “Certain Additional Tax Matters.” Any realized short-term capital losses will be offset against short-term capital gains or, to the extent possible, utilized as capital loss carryover. Each Fund may distribute short-term capital gains more frequently than annually, reduce shares to reflect capital losses or make distributions of capital if necessary in order to maintain the Fund’s net asset value of $1.00 per share.

It is expected that each Fund (and each class of the Fund) will have a positive net income at the time of each determination thereof. If for any reason a Fund’s or a class’ net income is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, or if a Fund’s expenses exceeded its income, the Fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to those accounts. If and to the extent that negative net income exceeds declared dividends at the end of the month, the Fund would reduce the number of outstanding shares of the Fund or class by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional shares in the shareholder’s account which represents the shareholder’s share of the amount of such excess. Each shareholder would be deemed to have agreed to such contribution in these circumstances by investment in the Fund.

4. ADDITIONAL INFORMATION ON THE PURCHASE AND SALE OF FUND SHARES

As described in the Prospectuses for the Funds, Liquid Reserves offers three classes of shares—Class A shares, SVB Securities Liquid Reserves Shares and SVB Securities Institutional Liquid Reserves Shares—U.S. Treasury Reserves and Tax Free Reserves offer one class of shares, and Cash Reserves offers five classes of share—Class O shares, Class S shares, Class L shares, Class I shares, and SVB Securities Horizon Shares. All shares of Cash Reserves held prior to January 4, 1999 have been redesignated Class L shares.

Each class of shares of each Fund represents an interest in the same portfolio of investments. Each class of each Fund is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. To the extent there are differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of

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shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) accounting expenses relating to a specific class of shares and (vii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

Class A Shares of Liquid Reserves And U.S. Treasury Reserves, and Shares of Tax Free Reserves

You may purchase these shares at a public offering price equal to such class’ applicable net asset value per share. These shares are subject to an annual distribution/service fee of up to 0.10%. See “Distributors.”

SVB Securities Liquid Reserves And SVB Securities Institutional Liquid Reserves Shares of Liquid Reserves

SVB Securities Liquid Reserves Shares may be purchased by customers of Silicon Valley Bank at a public offering price equal to the applicable net asset value per share. SVB Securities Liquid Reserves Shares are subject to an annual distribution/service fee of up to 0.45%. See “Distributors.”

SVB Securities Institutional Liquid Reserves Shares may be purchased by customers of Silicon Valley Bank at a public offering price equal to the applicable net asset value per share. The minimum initial investment required by Silicon Valley Bank as Service Agent is currently $20 million. SVB Securities Institutional Liquid Reserves Shares are subject to an annual distribution/service fee of up to 0.10%. See “Distributors.”

Class O shares, Class S shares, Class L shares, Class I shares, and SVB Securities Horizon Shares of Cash Reserves

Class O shares. You may purchase Class O shares of Cash Reserves at a public offering price equal to such class’ applicable net asset value per share. Class O shares are subject to an annual distribution/service fee of up to 0.60%. See “Distributors.”

Class S shares. You may purchase Class S shares of Cash Reserves at a public offering price equal to such class’ applicable net asset value per share. Class S shares are subject to an annual distribution/service fee of up to 0.25%. See “Distributors.”

Class L shares. You may purchase Class L shares of Cash Reserves at a public offering price equal to such class’ applicable net asset value per share. Class L shares are subject to an annual distribution/service fee of up to 0.10%. See “Distributors.”

Class I shares. You may purchase Class I shares of Cash Reserves at a public offering price equal to such class’ applicable net asset value per share. Class I shares are subject to an annual distribution/service fee of up to 0.35%. See “Distributors.”

SVB Securities Horizon Shares. SVB Securities Horizon Shares of Cash Reserves may be purchased by customers of Silicon Valley Bank at a public offering price equal to the applicable net asset value per share. SVB Securities Horizon Shares are subject to an annual distribution/service fee of up to 0.27%. See “Distributors.”

Each Service Agent has agreed to transmit to its customers who hold SVB Securities Liquid Reserves or SVB Securities Institutional Liquid Reserves Shares of Liquid Reserves, or SVB Securities Horizon Shares of Cash Reserves, appropriate prior written disclosure of any fees that it may charge them directly. Each Service Agent is responsible for transmitting promptly orders of its customers.

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Sale of Shares

Subject to compliance with applicable regulations, the Trust and the Portfolios have each reserved the right to pay the redemption price of shares of the Funds or beneficial interests in the Portfolios, either totally or partially, by a distribution in kind of securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares or beneficial interests being sold. If a holder of shares or beneficial interests received a distribution in kind, such holder could incur brokerage or other charges in converting the securities to cash.

Shareholders may redeem Fund shares by sending written instructions in proper form to the Funds’ co-transfer agent or, if they held their shares through a Service Agent, to the Service Agent. Shareholders are responsible for ensuring that a request for redemption is in proper form.

Shareholders may redeem Fund shares by telephone, if their account applications so permit, by calling the co-transfer agent, or, if they are customers of a Service Agent, that Agent. During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone redemption. In such an event, another method of instruction, such as a written request sent via an overnight delivery service, should be considered. The Funds, the co-transfer agent and each Service Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include recording of the telephone instructions and verification of a caller’s identity by asking for the shareholder’s name, address, telephone number, Social Security number, and account number. If these or other reasonable procedures are not followed, the Fund, the co-transfer agent or the Service Agent may be liable for any losses to a shareholder due to unauthorized or fraudulent instructions. Otherwise, the shareholders will bear all risk of loss relating to a redemption by telephone.

The Funds and the Portfolios may suspend the right of redemption or postpone the date of payment for shares of a Fund or beneficial interests in a Portfolio more than seven days during any period when (a) trading in the markets the Fund or Portfolio normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of the Fund’s or Portfolio’s investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.

Involuntary Redemptions of Shares

Subject to applicable law, the Trustees may cause a shareholder’s shares to be redeemed under certain circumstances, including in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Fund if necessary and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder’s ownership is not in the best interests of the other shareholders of that Fund (for example, in the case of a market timer). See “Description of Shares, Voting Rights and Liabilities.”

5. MANAGEMENT

The business and affairs of each Fund and each Portfolio are managed by or under the direction of the Board. The Board elects officers who are responsible for the day-to-day operations of each Fund and each Portfolio and who execute policies authorized by the Board.

The current Trustees, including the Trustees of each Fund and each Portfolio who are not “interested persons” of each Fund and each Portfolio (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and executive officers of each Fund and each Portfolio, their birth years, their principal occupations during at least the past five years (their titles may have varied during that

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period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022.

The following information relates to the Trust’s recently elected Board of Trustees.

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES:

Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (2001 to 2004); Executive Vice President, DigiGym Systems (personal fitness systems) (2001 to 2004); Chief Executive Officer, Motocity USA (Motorsport Racing) (2004 to 2005)	69	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

A. Benton Cocanougher Born 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); former Interim Chancellor, Texas A&M University System (2003 to 2004); former Special Advisor to the President, Texas A&M University (2002 to 2003); former Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (1987 to 2001)	69	None

Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	69	None

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Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (1999 to 2001); formerly, General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (1996 to 2001)	69	None

Rainer Greeven Born 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	69	None

Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); formerly, Treasurer, Hank Aaron Enterprises (fast food franchise) (1985 to 2001); formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (2000 to 2002); formerly, Secretary, Carint N.A. (manufacturing) (1998 to 2002)	69	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

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Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	69	None

Diana R. Harrington Born 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	69	None

Susan M. Heilbron Born 1945	Trustee	Since 1994	Independent Consultant (since 2001); formerly, Owner, Lacey & Heilbron (communications consulting) (1993 to 2001)	69	None

Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)	69	Chairman and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the Fund complex) (since 1991)

Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996)	69	Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003); Director, BTG, Inc. (information systems) (1997 to 2001)

R. Richardson Pettit Born 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)	69	None

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Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
INTERESTED TRUSTEE:

R. Jay Gerken, CFA† Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board and Trustee/Director of 139 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)	139	None

*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a Board member for a fund in the Legg Mason Partners fund complex.
†	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

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Name, Year of Birth and Address	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
OFFICERS:

Ted P. Becker Born 1951 399 Park Avenue New York, NY 10022	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason, Inc. (2006 to present); Managing Director of Compliance at Legg Mason & Co (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (a group of affiliated investment advisers, which included SBFM, Smith Barney Asset Management and CFM and other affiliated investment advisory entities) (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

John Chiota Born 1968 300 First Stamford Place Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006). Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse

Robert I. Frenkel Born 1954 300 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2005); Managing Director and General Counsel of Global Mutual Funds for CAM (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003). Previously, Secretary of CFM (2001 to 2004)

R. Jay Gerken, CFA Born 1951 399 Park Avenue New York, NY 10022	Chairman, President and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co.; Chairman of the Board and Trustee/Director of 139 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, SBFM and CFM (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)

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Name, Year of Birth and Address	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Frances M. Guggino Born 1957 125 Broad Street New York, NY 10004	Treasurer and Chief Financial Officer	Since 2004	Director of Legg Mason & Co. (since 2005); Director at CAM (2005); Treasurer and/ or Controller of certain funds associated with Legg Mason & Co. (since 2005); Treasurer and/or Controller of certain funds associated with CAM (1992 to 2005)

Thomas C. Mandia Born 1962 300 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took office for any funds in the Legg Mason Partners fund complex.

Officers of the Funds and Portfolios receive no compensation from the Funds or Portfolios, although they may be reimbursed by the Funds and Portfolios for reasonable out-of-pocket travel expenses for attending Board meetings.

The Board has four standing Committees: the Audit Committee, Nominating and Governance Committee (referred to as the Nominating Committee), Investment and Performance Committee (referred to as the Performance Committee) and Pricing Committee. Each of the Audit, Nominating and Performance Committees is composed of all of the Independent Trustees. The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee.

The Audit Committee oversees, among other things, the scope of each Fund’s audit, each Fund’s accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Funds, and the qualifications and independence of each Fund’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the Funds’ independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Funds by the independent registered public accounting firm and all permissible non-audit services provided by the Funds’ independent registered public accounting firm to its Manager and any affiliated service providers if the engagement relates directly to the Funds’ operations and financial reporting.

The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Funds’ Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

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The Nominating Committee identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Funds, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the Funds’ investment management and subadvisory arrangements.

The Pricing Committee is charged with determining the fair value prices for securities when required.

The Portfolios are also governed by a Board of Trustees, which has the same committees as the Funds’ Board.

As indicated above, the Funds’ and Portfolios’ Board is recently elected and is newly constituted as the Board that oversees all of the fixed income-type funds in the fund complex. All members of the Board previously have served on Boards of Legg Mason Partners funds. The Audit, Nominating, Performance and Pricing Committees are recently established committees of this Board and did not meet during the Funds’ and Portfolios’ last fiscal year.

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The following table shows the amount of equity securities owned by the Trustees in the Funds and other investment companies in the fund complex supervised by the Trustees as of December 31, 2006.

	Dollar Range of Equity Securities in the Funds				Aggregate Dollar Range of Equity Securities in Registered Investment Companies Overseen by Trustee
Name of Trustee	Liquid Reserves	U.S. Treasury Reserves	Tax Free Reserves	Cash Reserves
Interested Trustee

R. Jay Gerken	$10,001-$50,000	None	None	None	Over $100,000

Independent Trustees

Elliott J. Berv	None	None	None	None	None

A. Benton Cocanougher	None	None	None	None	$10,001-$50,000

Jane F. Dasher	None	None	None	None	Over $100,000

Mark T. Finn	None	None	None	None	$10,001-$50,000

Rainer Greeven	None	None	None	None	None

Stephen Randolph Gross	None	None	None	None	None

Richard E. Hanson, Jr.	None	None	None	None	Over $100,000

Diana R. Harrington	None	None	None	None	$10,001-$50,000

Susan M. Heilbron	None	None	None	None	None

Susan B. Kerley	None	None	None	None	$1-$10,000

Alan G. Merten	None	None	None	None	$1-$10,000

R. Richardson Pettit	None	None	None	None	$10,001-$50,000

As of April 10, 2007, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the Manager, the Subadviser or the Distributors of the Funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Manager, the Subadviser or the Distributors of the Funds.

Information regarding compensation paid by each Fund to its recently elected Board and to its prior Board is set forth below. The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the Funds for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each Fund pays a pro rata share of Trustee fees based on asset size. Each Fund currently pays each of the Trustees who is not a director, officer or employee of the Manager or any of its affiliates its pro rata share of: an annual fee of $100,000, plus $15,000 for each regularly scheduled Board meeting attended in person, $2,500 for each Committee meeting attended in person, and $1,000 for certain telephonic Board and Committee meetings in which that Trustee participates. The lead Independent Trustee will receive an additional $25,000 per year and the Chairs of the Audit Committee and Performance Committee will each receive an additional $15,000 per year.

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Recently Elected Board

Name of Trustee	Aggregate Compensation from Liquid Reserves(1)	Aggregate Compensation from U.S. Treasury Reserves(1)	Aggregate Compensation from Tax Free Reserves(1)	Aggregate Compensation from Cash Reserves(1)	Total Pension or Retirement Benefits Paid as Part of Fund Expenses(1)	Total Compensation from Funds and Fund Complex Paid to Trustee(1)(2)	Number of Funds in Fund Complex Overseen by Trustee(1)
Interested Trustee
R. Jay Gerken	$0	$0	$0	$0	$0	$0	139

Independent Trustees
Elliott J. Berv	$23,516	$1,864	$2,611	$6,984	(3)	$154,500	69
A. Benton Cocanougher	$23,544	$1,892	$2,639	$7,012	(3)	$161,000	69
Jane F. Dasher	$0	$0	$0	$0	$0	$86,100	69
Mark T. Finn	$24,375	$2,262	$3,030	$7,450	(3)	$179,385	69
Rainer Greeven	$0	$0	$0	$0	$0	$74,000	69
Stephen Randolph Gross	$28,610	$2,429	$3,323	$8,432	(3)	$191,000	69
Richard E. Hanson, Jr.	$0	$0	$0	$0	$0	$80,900	69
Diana R. Harrington	$24,651	$1,932	$2,715	$7,337	(3)	$159,625	69
Susan M. Heilbron	$0	$0	$0	$0	$0	$66,200	69
Susan B. Kerley	$26,607	$2,018	$2,832	$7,596	(3)	$173,000	69
Alan G. Merten	$23,516	$1,864	$2,611	$6,984	(3)	$148,500	69
R. Richardson Pettit	$23,516	$1,864	$2,611	$6,984	(3)	$154,500	69

(1)	The disclosure of compensation paid to the Trustees is provided as of the most recent calendar year end, rather than the Funds’ most recent fiscal year end, for ease of presentation and comprehension.
(2)	Mr. Greeven and Mr. Gross also received $5,000 and $12,000, respectively, during 2006 for attending on behalf of their respective former Boards an additional meeting relating to the selection of service providers for the funds in the Legg Mason Partners fund complex. These amounts were paid by the manager or its affiliates, and not by the Funds.
(3)	Pursuant to prior retirement plans, certain Trustees have received or are entitled to receive benefits as follows: Mr. Berv: $307,130; Mr. Cocanougher: $503,114; Mr. Finn: $306,079; Mr. Gross: $318,788; Ms. Harrington: $348,670; Ms. Kerley: $217,984; Mr. Merten: $405,257; and Mr. Pettit: $424,976. Each fund formerly overseen by these Trustees will pay its pro rata share (based upon asset size) of these benefits. Legg Mason or its affiliates have agreed to reimburse these funds an amount equal to 50% of these benefits. None of these amounts were paid during the period covered by this table.

For the fiscal year ended August 31, 2006, the Trustees of the Funds were paid the compensation listed below for service as a Trustee. Information as to the compensation paid to the Trustees of the Funds for the calendar year ended December 31, 2006 also is shown below.

Prior Board

Name of Trustee	Aggregate Compensation from Liquid Reserves for Year Ended 8/31/06	Aggregate Compensation from U.S. Treasury Reserves for Year Ended 8/31/06	Aggregate Compensation from Tax Free Reserves for Year Ended 8/31/06	Aggregate Compensation from Cash Reserves for Year Ended 8/31/06
Interested Trustee
R. Jay Gerken(1)	$0	$0	$0	$0

Independent Trustees
Elliott J. Berv	$22,011	$1,546	$2,443	$6,124
Donald M. Carlton	$28,316	$2,508	$3,665	$7,984
A. Benton Cocanougher	$26,029	$2,407	$3,463	$7,418
Mark T. Finn	$26,954	$2,432	$3,532	$7,583
Stephen Randolph Gross	$30,811	$2,574	$3,796	$8,469
Diana R. Harrington	$26,680	$2,363	$3,450	$7,577
Susan B. Kerley	$29,014	$2,473	$3,596	$7,940
Alan G. Merten	$26,029	$2,407	$3,463	$7,418
R. Richardson Pettit	$26,013	$2,392	$3,448	$7,403

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Name of Trustee	Total Pension or Retirement Benefits Paid as Part of Fund Expenses(2)	Total Compensation from Funds and Fund Complex Paid to Trustee in Year Ended 8/31/06(4)	Number of Funds for Which Trustees Served Within Fund Complex
Interested Trustee

R. Jay Gerken(1)	$0	$0	169

Independent Trustees

Elliott J. Berv	(3)	$200,100	37

Donald M. Carlton	(3)	$176,000	37

A. Benton Cocanougher	(3)	$170,000	37

Mark T. Finn	(3)	$172,750	37

Stephen Randolph Gross	(3)	$188,500	37

Diana R. Harrington	(3)	$163,250	37

Susan B. Kerley	(3)	$178,500	37

Alan G. Merten	(3)	$154,000	37

R. Richardson Pettit	(3)	$165,500	37

Name of Trustee	Aggregate Compensation from Liquid Reserves for Year Ended 12/31/06	Aggregate Compensation from U.S. Treasury Reserves for Year Ended 12/31/06	Aggregate Compensation from Tax Free Reserves for Year Ended 12/31/06	Aggregate Compensation from Cash Reserves for Year Ended 12/31/06
Interested Trustee

R. Jay Gerken(1)	$0	$0	$0	$0

Independent Trustees

Elliott J. Berv	$23,516	$1,864	$2,611	$6,984

Donald M. Carlton	$25,679	$1,981	$2,805	$7,563

A. Benton Cocanougher	$23,544	$1,892	$2,639	$7,012

Mark T. Finn	$24,375	$2,262	$3,030	$7,450

Stephen Randolph Gross	$28,610	$2,429	$3,323	$8,432

Diana R. Harrington	$24,651	$1,932	$2,715	$7,337

Susan B. Kerley	$26,607	$2,018	$2,832	$7,596

Alan G. Merten	$23,516	$1,864	$2,611	$6,984

R. Richardson Pettit	$23,516	$1,864	$2,611	$6,984

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Name of Trustee	Total Pension or Retirement Benefits Paid as Part of Fund Expenses(2)	Total Compensation from Funds and Fund Complex Paid to Trustee in Year Ended 12/31/06(4)	Number of Funds for Which Trustee Served Within Fund Complex
Interested Trustee

R. Jay Gerken(1)	$ 0	$0	162

Independent Trustees

Elliott J. Berv	(3)	$154,500	37

Donald M. Carlton	(3)	$164,500	37

A. Benton Cocanougher	(3)	$161,000	37

Mark T. Finn	(3)	$179,385	37

Stephen Randolph Gross	(3)	$191,000	37

Diana R. Harrington	(3)	$159,625	37

Susan B. Kerley	(3)	$173,000	37

Alan G. Merten	(3)	$148,500	37

R. Richardson Pettit	(3)	$154,500	37

(1)	Mr. Gerken was not compensated for his services as Trustee because of his affiliation with the manager.
(2)	During the fiscal year ended August 31, 2006, the following former Trustees received the following retirement benefits under prior retirement plans: Mr. Riley C. Gilley, $70,000; Mr. E. Kirby Warren, $70,000 and Mr. William S. Woods, $60,000. Each fund paid its pro rata share (based on asset size) of these aggregate benefits.
(3)	Mr. Carlton retired as a Trustee of the funds as of December 31, 2006. Pursuant to prior retirement plans, Mr. Carlton has received or is entitled to receive $517,678. Each fund of Legg Mason Partners Investment Series will pay a pro rata share (based upon asset size) of these benefits. Legg Mason or its affiliates have agreed to reimburse these funds an amount equal to 50% of these benefits. The benefits of the other Trustees under prior retirement plans are described in a table above. None of these benefits were paid during the period covered by this table.
(4)	Mr. Gross also received $12,000 during 2006 for attending on behalf of his former Board an additional meeting relating to the selection of service providers for the funds in the Legg Mason Partners fund complex. This amount was paid by the manager or its affiliates, and not by the funds.

As of March 16, 2007 the Trustees and officers as a group owned less than 1% of the outstanding shares of each class of each Fund.

Set forth below for each Fund and each class of such Fund are those shareholders who were known by the Manager to own or hold of record 5% or more of the outstanding voting securities of such class and such Fund as of March 16, 2007.

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Fund	Class	Name & Address	Percentage
Liquid Reserves	Class A Shares	COMPLIANCE APPROVAL 200 GREENWICH AVE. GREENWICH, CT 06830-2506	9.58%

		PETROLEOS MEXICANOS TESORERIA AV MARINA NACIONAL NO. 329 EDIFICIO C 1ER PISO COL HUASTECA, MEXICO DF 11311	5.30%

	SVB Liquid Reserves Shares	ADP CLEARING AND OUTSOURCING SERVICES INC. 26 BROADWAY, 13TH FLOOR MONEY FUNDS NEW YORK, NY 10004-1703	100.00%

	SVB Institutional Liquid Reserves Shares	ADP CLEARING AND OUTSOURCING SERVICES INC. 26 BROADWAY, 13TH FLOOR MONEY FUNDS NEW YORK, NY 10004-1703	100.00%

U.S. Treasury Reserves		CITIBANK NA ATTN: JOHN MALANDRO 333 W 34TH ST., FLOOR 3 NEW YORK, NY 10001-2402	46.99%

		ADP CLEARING AND OUTSOURCING SERVICES INC. 26 BROADWAY, 13TH FLOOR MONEY FUNDS NEW YORK, NY 10004-1703	9.57%

		WALTER OIL & GAS CORPORATION - REVENUE 1100 LOUISIANA ST., STE. 200 HOUSTON, TX 77002-5215	6.21%

Tax Free Reserves		CITIBANK NA ATTN: JOHN MALANDRO 333 W 34TH ST., FLOOR 3 NEW YORK, NY 10001-2402	34.29%

		ADP CLEARING AND OUTSOURCING SERVICES INC. 26 BROADWAY, 13TH FLOOR MONEY FUNDS NEW YORK, NY 10004-1703	7.52%

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Fund	Class	Name & Address	Percentage
Cash Reserves	Class L	TRAVELERS CASUALTY AND SURETY CO. OF AMERICA SECURED PARTY FBO AMR CORP ATTN: ANNA NOWIK NATL. RESOURCE ONE TOWER SQUARE BOND, 15CZ HARTFORD, CT 06183-0001	12.92%

		CITIBANK NA AS TTEE FBO LLOYD’S US SITUS CRD. FOR REINSURANCE TRUST FUND 3500 KINGSMEAD C/O CITIBANK WWSS / FOREIGN 111 WALL ST., 14TH FLOOR NEW YORK, NY 10043-1000	5.32%

	Class O	TXU ENERGY COMPANY LLC ATTN: DAVID ROUNTREE 1601 BRYAN ST., 7-080C DALLAS, TX 75201-3430	8.36%

		GOLDMAN SACHS GLOBAL CASH SERVICES OMNIBUS ACCOUNT FBO GOLDMAN SACHS & CO. CUST 71 S WACKER DR., STE. 500 CHICAGO, IL 60606-4673	6.33%

		INVICTA CAPITAL LLC PETER JENNINGS - K178 1295 STATE STREET SPRINGFIELD, MA 01111-0001	5.88%

	Class S	AMERICAN NATIONAL POWER INC. C/O ANDREW GOLDEN 62 FOREST ST., STE. 102 MARLBOROUGH, MA 01752-3028	27.24%

		CITIBANK GLOBAL CASH MANAGEMENT ATTN: PAM RUSSELL 1 PENNS WAY NEW CASTLE, DE 19720-2437	23.77%

		CITIBANK NA FBO NUON ENERGY & WATER INVESTMENTS INC. P.O. BOX 41920 1009DC AMSTERDAM THE NETHERLANDS	20.12%

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Fund	Class	Name & Address	Percentage
	SVB Securities Horizon Shares	ADP CLEARING AND OUTSOURCING SERVICES INC. 26 BROADWAY, 13TH FLOOR MONEY FUNDS NEW YORK, NY 10004-1703	100.00%

Manager

LMPFA serves as investment manager to the Funds and the Portfolios, in each case pursuant to investment management agreements (each a “Management Agreement”). LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the Funds, the Portfolios and certain other Legg Mason-sponsored funds. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $945 billion. LMPFA provides administrative and certain oversight services to the Funds.

The Manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing investments and effecting securities transactions for each Fund and Portfolio. The Management Agreements provide that the Manager may delegate the daily management of the securities of a Fund or a Portfolio to one or more subadvisers. The Manager performs administrative and management services necessary for the operation of the Funds and Portfolios, such as: supervising the overall administration of the Funds and Portfolios, including negotiation of contracts and fees with and the monitoring of performance and billings of the transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; maintaining the existence of the Funds and Portfolios; maintaining the registration and qualification of the Funds’ shares under federal and state laws; and arranging for the maintenance of books and records of each Fund or Portfolio. Trustees, officers, and investors in the Funds and the Portfolios are or may be or may become interested in the Manager, as directors, officers, employees, or otherwise and directors, officers and employees of the Manager are or may become similarly interested in the Funds and the Portfolios.

Each Management Agreement has an initial term ending November 30, 2007. Thereafter, unless otherwise terminated, the Management Agreement with respect to a Fund will continue indefinitely as long as such continuance is specifically approved at least annually by the Fund’s Trustees or by a vote of a majority of the outstanding voting securities of such Fund, and, in either case, by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

Unless otherwise terminated, the Management Agreement with respect to a Portfolio will continue in effect for an initial two-year period and thereafter will continue indefinitely as long as such continuance is specifically approved at least annually by the Portfolio’s Trustees or by a vote of a majority of the outstanding voting securities of such Portfolio, and, in either case, by a majority of the Trustees of the Portfolio who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

Each Management Agreement provides that the Manager may render services to others. Each Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by a Portfolio or Fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the Portfolio or Fund or by a vote of a majority of the Fund’s or

39

Portfolio’s Trustees, or by the Manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. The Management Agreement with each Fund and Portfolio provides that neither the Manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the applicable Portfolio or Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

Subject to such policies as the Board of Trustees of a Portfolio or a Fund, as applicable, may determine, the Manager manages the securities of and makes investment decisions for each Portfolio. Currently, advisory services for each of Liquid Reserves, U.S. Treasury Reserves, Tax Free Reserves and Cash Reserves are provided through its corresponding Portfolio, but the Manager may, if requested by the Trustees, provide advisory services directly to such Funds. In addition, the Manager provides certain administrative services to each Fund and each Portfolio under the Management Agreements.

The Prospectus for the Funds contains a description of the fees payable to the Manager for services under the Management Agreement with respect to each Fund. The Manager may reimburse a Fund or Portfolio or waive all or a portion of its management fees.

Prior to August 1, 2006, Citi Fund Management, Inc. (“CFM”) served as the manager of the Funds and the Portfolios. CFM is also a wholly-owned subsidiary of Legg Mason.

Citi Institutional Liquid Reserves: For the fiscal year ended August 31, 2006, the aggregate fees paid by Liquid Reserves Portfolio to the Manager, and to its affiliates, the Subadviser and CFM, after waivers and reimbursements, were $28,130,222. For the fiscal years ended August 31, 2004 and 2005, the fees paid by Liquid Reserves Portfolio to CFM, after waivers, were $28,690,608 and $33,354,541, respectively.

For the fiscal year ended August 31, 2006, the aggregate fees paid by Liquid Reserves to the Manager, and to its affiliates, the Subadviser and CFM, after waivers, were $5,305,617. For the fiscal years ended August 31, 2004 and 2005, the fees paid by Liquid Reserves to CFM, after waivers, were $11,119,809 and $11,520,770, respectively.

Citi Institutional U.S. Treasury Reserves: For the fiscal year ended August 31, 2006, the aggregate fees paid by U.S. Treasury Reserves Portfolio to the Manager, and to its affiliates, the Subadviser and CFM, after waivers and reimbursements, were $1,111,884. For the fiscal years ended August 31, 2004 and 2005, the fees paid by U.S. Treasury Reserves Portfolio to CFM, after waivers, were $1,077,844 and $1,247,813, respectively.

For the fiscal year ended August 31, 2006, the aggregate fees paid by U.S. Treasury Reserves to the Manager, or to its affiliates, the Subadviser and CFM, after waivers were $781,455. For the fiscal years ended August 31, 2004 and 2005, the fees paid by U.S. Treasury Reserves to CFM, after waivers, were $892,700 and $1,112,630, respectively.

Citi Institutional Tax Free Reserves: For the fiscal year ended August 31, 2006, the aggregate fees paid by Tax Free Reserves Portfolio to the Manager, and to its affiliates, the Subadviser and CFM, after waivers and reimbursements, were $2,847,798. For the fiscal years ended August 31, 2004 and 2005, the fees paid by Tax Free Reserves Portfolio to CFM, after waivers, were $1,959,899 and $2,389,383, respectively.

For the fiscal year ended August 31, 2006, the aggregate fees paid by Tax Free Reserves to the Manager, and to its affiliates, the Subadviser and CFM, after waivers, were $418,644. For the fiscal years ended August 31, 2004 and 2005, the fees paid by Tax Free Reserves to CFM, after waivers, were $667,449 and $474,067, respectively.

Citi Institutional Cash Reserves: For the fiscal year ended August 31, 2006, the aggregate fees paid by Prime Cash Reserves Portfolio to the Manager, and to its affiliates, the Subadviser and CFM, after waivers and

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reimbursements, were $5,053,048. For the fiscal years ended August 31, 2004 and 2005, the fees paid by the Prime Cash Reserves Portfolio to CFM under its Management Agreement, after waivers, were $2,681,771 and $4,281,788, respectively.

For the fiscal year ended August 31, 2006, the aggregate fees paid by Cash Reserves to the Manager, and to its affiliates, the Subadviser and CFM, after waivers, were $1,391,641. For the fiscal years ended August 31, 2004 and 2005, the fees paid by Cash Reserves to CFM under its Management Agreement, after waivers, were $887,119 and $1,787,687, respectively.

Subadviser

Western Asset provides the day-to-day portfolio management for each of the Funds and Portfolios pursuant to Sub-Advisory Agreements that were approved by the Boards of the Funds and the Portfolios, including a majority of the Independent Trustees of each Board. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2006, Western Asset’s total assets under management were approximately $403 billion. Western Asset is a wholly-owned subsidiary of Legg Mason.

Under each Sub-Advisory Agreement, subject to the supervision and direction of the Board and the Manager, the Subadviser manages a Fund’s or Portfolio’s portfolio (or allocated portion thereof) in accordance with such Fund’s or Portfolio’s stated investment objective(s) and policies, assists in supervising all aspects of the Fund’s or Portfolio’s operations, makes investment decisions for the Fund or Portfolio, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the Fund or Portfolio.

Each Sub-Advisory Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually with respect to a Fund or Portfolio (a) by the Board or by a majority of the outstanding voting securities of the Fund or Portfolio (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the Fund or Portfolio (as defined in the 1940 Act) may terminate the Sub-Advisory Agreement on 60 days’ written notice without penalty. The Manager or the Subadviser may terminate the Sub-Advisory Agreement on 90 days’ written notice without penalty. Each Sub-Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

As compensation for its sub-advisory services to the Funds and to the Portfolios, the Manager will pay to Western Asset a fee equal to 70% of the management fee paid to the Manager by each Fund and Portfolio, net of expense waivers and reimbursements. Each Sub-Advisory Agreement went into effect on August 1, 2006.

Expenses

In addition to amounts payable under the Management Agreements and, with respect to the Funds, the 12b-1 Plan (as discussed below), each Fund and each Portfolio are each responsible for its own expenses, including, as applicable, among other things interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund or Portfolio; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s or Portfolio’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s or Portfolio’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses

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of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders or the Portfolio’s investors; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund or Portfolio; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund or Portfolio, if any; and the Fund’s or Portfolio’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund or Portfolio and its officers, Board members and employees; litigation expenses and any nonrecurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund or is a party and the legal obligation which the Fund or Portfolio may have to indemnify the Fund’s or Portfolio’s Board members and officers with respect thereto.

Management may agree to waive fees and/or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such waivers and/or reimbursements are described in each Fund’s Prospectus. The contractual and voluntary fee waivers and/or reimbursements do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of a Fund, Portfolio or class or the acquisition of all or substantially all of the assets of another Fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of a Fund or class, or a meeting of investors of a Portfolio (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time.

Distributors

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202; and CGMI, an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013, serve as the Funds’ Distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (the “Distribution Agreements”). Prior to December 1, 2005, CGMI served as the Funds’ Distributor.

A Distributor’s obligation is an agency or “best efforts” arrangement under which the Distributor is required to take and pay only for such shares of each Fund as may be sold to the public. A Distributor is not obligated to sell any stated number of shares.

Each Distribution Agreement is terminable with respect to a Fund with or without cause, without penalty, on 60 days’ notice by the Trustees or by vote of holders of a majority of a Fund’s outstanding voting securities or, with respect to the Distribution Agreement with LMIS, on not less than 60 days’ written notice by LMIS, and, with respect to the Distribution Agreement with CGMI, generally on 90 days’ notice by CGMI. Unless otherwise terminated, each Distribution Agreement shall continue for successive annual periods so long as such continuance is specifically approved at least annually by (a) the Trustees, or (b) by a vote of a majority (as defined in the 1940 Act) of a Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Each Distribution Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act and the rules and regulations thereunder.

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The Funds have each adopted the shareholder services and distribution plan (the “12b-1 Plan” or the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, a Fund may pay monthly fees as a percentage of the average daily net assets of the respective Fund or class, as applicable, at an annual rate not to exceed the following:

Liquid Reserves—Class A	0.10%
Liquid Reserves—SVB Securities Liquid Reserves Shares	0.45%
Liquid Reserves—SVB Securities Institutional Liquid Reserves Shares	0.10%
U.S. Treasury Reserves—Class A	0.10%
Tax Free Reserves	0.10%
Cash Reserves—Class I	0.35%
Cash Reserves—Class L	0.10%
Cash Reserves—Class O	0.60%
Cash Reserves—Class S	0.25%
Cash Reserves—SVB Securities Horizon Shares	0.27%

Such fees may be used to make payments to the Distributors for distribution services, to Service Agents in respect of the sale of shares of the Funds, and to other parties in respect of the sale of shares of the Funds, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Funds also may make payments to the Distributors, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of Fund shares and/or shareholder services provided, provided, however, that the fees paid to a recipient with respect to a particular Class that may be used to cover expenses primarily intended to result in the sale of shares of that Class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under NASD Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by the NASD.

The 12b-1 Plan also provides that the Distributors and Service Agents may receive any applicable sales charge paid by investors as partial compensation for their services in connection with the sale of shares. The Plan provides that the Distributors and Service Agents may receive all or a portion of any applicable deferred sales charges paid by investors. None of the Funds or classes currently imposes any sales charges.

The 12b-1 Plan permits the Funds to pay fees to the Distributors, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if the expenses incurred exceed the fees provided for by the Plan, the Funds will not be obligated to pay more than those fees and, if the expenses incurred are less than the fees paid to the Distributors and others, they will realize a profit. The Funds will pay the fees to the Distributors and others until the Plan or Distribution Agreement is terminated or not renewed. In that event, the Distributors’ or other recipient’s expenses in excess of fees received or accrued through the termination date will be the Distributors’ or other recipient’s sole responsibility and not obligations of the Funds. In their annual consideration of the continuation of the Plan for the Funds, the Trustees will review the Plan and the expenses for each Fund and each class within a Fund separately.

The 12b-1 Plan also recognizes that various service providers to the Funds, such as its Manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the Funds for other purposes, such as management fees, and that the Funds’ Distributors or Service Agents may from time to time use their own resources for distribution related services, in addition to the fees paid under the Plan. The Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Funds within the context of Rule 12b-1, then the payments are deemed to be authorized by the Plan but are not subject to expenditure limits under the Plan.

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The 12b-1 Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the applicable Fund’s Trustees and a majority of the Trustees who are not “interested persons” of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (for purposes of this paragraph “qualified Trustees”). The Plan requires that the Fund and the Distributors provide to the Trustees, and the Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Plan. The Plan further provides that the selection and nomination of the qualified Trustees is committed to the discretion of such qualified Trustees then in office. A Plan may be terminated with respect to any class of a Fund at any time by a vote of a majority of the qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. The Plan may not be amended to increase materially the amount of the permitted expenses of a class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and qualified Trustees. The Distributors will preserve copies of any plan, agreement or report made pursuant to the Plan for a period of not less than six years, and for the first two years the Distributors will preserve such copies in an easily accessible place.

Payments made by each Fund for the past three fiscal years under the 12b-1 Plan are set forth below.

Liquid Reserves — Class A Shares: For the fiscal years ended August 31, 2004, 2005 and 2006, all fees payable from Class A shares of Liquid Reserves to LMIS and CGMI under its 12b-1 Plan were voluntarily waived.

Liquid Reserves — SVB Securities Liquid Reserves Shares: For the fiscal years ended August 31, 2004, 2005 and 2006, SVB Securities Liquid Reserves Shares paid, after waivers, $1,042,365, $939,498 and $887,477, respectively, to Service Agents under the 12b-1 Plan.

Liquid Reserves — SVB Securities Institutional Liquid Reserves Shares: For the fiscal years ended August 31, 2004, 2005 and 2006, SVB Securities Institutional Liquid Reserves Shares paid, after waivers, $948,269, $1,953,520 and $3,740,217, respectively, to Service Agents under the 12b-1 Plan.

U.S. Treasury Reserves — Class A: For the fiscal years ended August 31, 2004, 2005 and 2006, all fees payable from Class A shares of U.S. Treasury Reserves to LMIS and CGMI under the 12b-1 Plan were voluntarily waived.

Tax Free Reserves: For the fiscal years ended August 31, 2004, 2005 and 2006, all fees payable from Tax Free Reserves to LMIS and CGMI, under the 12b-1 Plan were voluntarily waived.

Cash Reserves — Class I was not operational during the fiscal year ended August 31, 2006 and did not make any payments to LMIS or CGMI under the 12b-1 Plan.

Cash Reserves — Class L: For the fiscal years ended August 31, 2004 and 2005, Class L shares paid, after waivers, $376,017 and $367,613, respectively, to CGMI under the 12b-1 Plan. For the fiscal year ended August 31, 2006, Class L shares paid, after waivers, $336,876 to LMIS and CGMI under the 12b-1 Plan.

Cash Reserves — Class S: For the fiscal years ended August 31, 2004 and 2005, Class S shares paid, after waivers, $826,183 and $1,028,952, respectively, to CGMI under the 12b-1 Plan. For the fiscal year ended August 31, 2006, Class S shares paid, after waivers, $819,408 to LMIS and CGMI under the 12b-1 Plan.

Cash Reserves — Class O: For the fiscal years ended August 31, 2004, 2005 and 2006, all fees payable from Class O shares to LMIS and CGMI, under the 12b-1 Plan were voluntarily waived.

Cash Reserves — SVB Securities Horizon Shares: For the fiscal years ended August 31, 2004, 2005 and 2006, SVB Securities Horizon Shares paid, after waivers, $130,180, $233,355 and $497,431, respectively, to Service Agents under the 12b-1 Plan.

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For the period from December 1, 2005 through August 31, 2006, LMIS incurred the following distribution expenses under the 12b-1 Plan for each Fund. Distribution expenses may include compensation of Service Agents, advertising, printing and mailing of prospectuses, support services and overhead expense.

	Financial Consultant Compensation	Third Party Service Fees	Branch Expenses	Marketing Distribution	Printing	Total
Liquid Reserves—Class A Shares	$0	$3,620,743	$0	$0	$0	$3,620,743
Liquid Reserves—SVB Securities Liquid Reserves Shares*	—	—	—	—	—	*
Liquid Reserves—SVB Securities Institutional Liquid Reserves Shares*	—	—	—	—	—	*
U.S. Treasury Reserves—Class A	$0	$0	$0	$0	$0	$0
Tax Free Reserves	$0	$0	$0	$0	$0	$0
Cash Reserves—Class I	$0	$0	$0	$0	$0	$0
Cash Reserves—Class L	$0	$261,473	$0	$0	$0	$261,473
Cash Reserves—Class S	$0	$1,003,461	$0	$0	$0	$1,003,461
Cash Reserves—Class O	$0	$0	$0	$0	$0	$0
Cash Reserves—SVB Securities Horizon Shares*	—	—	—	—	—	*

*	For the fiscal year ended August 31, 2006, all payments made under the 12b-1 Plan for SVB Securities Institutional Liquid Reserves Shares, SVB Securities Liquid Reserves Shares, classes of Citi Institutional Liquid Reserves, and SVB Securities Horizon Shares, a class of Cash Reserves, were paid directly to SVB Securities as Service Agent for such classes.

For the fiscal year ended August 31, 2006, CGMI incurred the following distribution expenses under the 12b-1 Plan for each Fund. Distribution expenses may include compensation of Service Agents, advertising, printing and mailing of prospectuses, support services and overhead expense.

	Financial Consultant Compensation	Third Party Service Fees	Branch Expenses	Marketing Distribution	Printing	Total
Liquid Reserves—Class A Shares	$0	$815,875	$0	$0	$0	$815,875
Liquid Reserves—SVB Securities Liquid Reserves Shares*	—	—	—	—	—	*
Liquid Reserves—SVB Securities Institutional Liquid Reserves Shares*	—	—	—	—	—	*
U.S. Treasury Reserves—Class A	$0	$0	$0	$0	$0	$0
Tax Free Reserves	$0	$0	$0	$0	$0	$0
Cash Reserves—Class I	$0	$0	$0	$0	$0	$0
Cash Reserves—Class L	$0	$60,365	$0	$0	$0	$60,365
Cash Reserves—Class S	$0	$265,732	$0	$0	$0	$265,732
Cash Reserves—Class O	$0	$0	$0	$0	$0	$0
Cash Reserves—SVB Securities Horizon Shares*	—	—	—	—	—	*

*	For the fiscal year ended August 31, 2006, all payments made under the 12b-1 Plan for SVB Securities Institutional Liquid Reserves Shares, SVB Securities Liquid Reserves Shares, classes of Citi Institutional Liquid Reserves, and SVB Securities Horizon Shares, a class of Cash Reserves, were paid directly to SVB Securities as Service Agent for such classes.

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In addition, various service providers, including the Manager, may have made payments for distribution related expenses out of their own resources, including past profits, or from payments received from the Funds for other purposes, such as management fees.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the Funds, the Portfolios and their Manager, Subadviser and Distributors each have adopted codes of ethics that permit its respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the Codes of Ethics of the Funds, the Portfolios and their Manager, Subadviser and Distributors are on file with the SEC.

Proxy Voting Policies & Procedures

Although individual Trustees may not agree with particular policies or votes by the Manager or Subadvisers, the Board has delegated proxy voting discretion to the Manager and/or the Subadviser, believing that the Manager and/or the Subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the Funds and Portfolios, as applicable, to the Subadviser through its contracts with the Subadviser. The Subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the Funds and Portfolios. Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the Funds, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the Subadviser[s] and providing them to the Funds and Portfolios as required for the Funds and Portfolios to comply with applicable rules under the 1940 Act.

The Subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the Fund’s portfolio securities are voted and are attached as Appendix B to this SAI. Information regarding how each Fund and Portfolio voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-888-425-6432, (2) on the Funds’ website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at http://www.sec.gov.

Transfer Agents and Custodian

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the Funds and the Portfolios. State Street, among other things, maintains a custody account or accounts in the name of the Funds and the Portfolios; receives and delivers all assets for the Funds and the Portfolios upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Funds and Portfolios; and makes disbursements on behalf of the Funds and Portfolios. State Street neither determines the Funds’ or the Portfolios’ investment policies, nor

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decides which securities the Funds or the Portfolios will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The Funds and the Portfolios may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as the Funds’ and the Portfolios’ securities lending agent and in that case would receive a share of the income generated by such activities.

Effective as of January 1, 2006, each of the Funds has entered into a transfer agency agreement with Boston Financial Data Services, Inc. (“BFDS”), pursuant to which BFDS acts as a co-transfer agent. The principal business office of BFDS is located at 2 Heritage Drive, North Quincy, MA 02171.

Effective as of January 1, 2006, each of the Funds has entered into a transfer agency agreement with PFPC Inc. (“PFPC”), pursuant to which PFPC acts as a co-transfer agent. The principal business office of PFPC is located at P.O. Box 9662, Providence, RI 02940-9662.

Under each transfer agency agreement, the transfer agent maintains the shareholder account records for the Funds, handles certain communications between shareholders and the Funds and distributes dividends and distributions payable by the Funds. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Funds during the month, and is reimbursed for out-of-pocket expenses. Prior to January 1, 2006, Citicorp Trust Bank, fsb (“CTB”) served as the Funds’ transfer agent and BFDS and PFPC served as the Funds’ sub-transfer agents.

6. DEALER COMMISSIONS AND CONCESSIONS

From time to time, the Funds’ Distributors or the Manager, at their expense, may provide additional commissions, compensation or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of shares of the Funds. Such concessions provided by the Funds’ Distributors or the Manager may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more Funds, and/or other dealer-sponsored events. From time to time, the Funds’ Distributors or Manager may make expense reimbursements for special training of a dealer’s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.

7. PORTFOLIO TRANSACTIONS

The Portfolios’ and the Funds’ purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and no such commissions have been paid by the Portfolios or the Funds during the past three fiscal years. The Portfolios and the Funds do not anticipate paying brokerage commissions. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

Allocation of transactions, including their frequency, to various dealers is determined by the Subadviser in its best judgment and in a manner deemed to be in the best interest of investors in the applicable Portfolio rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price, although a Portfolio or Fund may not necessarily be paying the lowest price available.

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Effective December 1, 2005, CGMI is no longer an affiliated person of the Funds (or the Portfolios) under the Investment Company Act of 1940, as amended. As a result, the Funds (or the Portfolios) are permitted to execute transactions with CGMI or an affiliate of CGMI as agent (but not as principal) without the restrictions applicable to transactions with affiliated persons. However, the Funds (or the Portfolios) do not normally use an agent in executing portfolio transactions, and they will continue to be prohibited from engaging in portfolio transactions with CGMI or an affiliate of CGMI as principal. Similarly, the Funds (or the Portfolios) are permitted to purchase securities in underwritings in which CGMI or an affiliate of CGMI is a member without the restrictions imposed by certain rules of the Securities and Exchange Commission. The Manager’s use of CGMI or affiliates of CGMI as agent in portfolio transactions with the Funds (or the Portfolios) is governed by the Funds’ policy of seeking the best overall terms available. No commissions on portfolio transactions were paid by any Portfolio during the fiscal year ended August 31, 2006 to the Manager or any affiliate at that time, of the Manager.

The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Portfolios and the Funds may purchase securities that are offered in underwritings in which a Legg Mason affiliate participates. These procedures prohibit the Portfolios and the Funds from directly or indirectly benefiting a Legg Mason affiliate in connection with such underwritings. In addition, for underwritings where a Legg Mason affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Portfolios and the Funds could purchase in the underwritings.

In certain instances there may be securities that are suitable as an investment for a Fund or Portfolio as well as for one or more of the Subadviser’s other clients. Investment decisions for the Funds and the Portfolios and for the Subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Funds and the Portfolios. When purchases or sales of the same security for a Fund or Portfolio and for other funds managed by the Subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

8. DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds’ and the Portfolios’ Board of Trustees has adopted policies and procedures developed by LMPFA with respect to the disclosure of the Funds’ and the Portfolios’ portfolio securities and any ongoing arrangements to make available information about a Fund’s or a Portfolio’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about a fund’s portfolio holdings is in the best interests of such fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of the Manager, the Funds’ Distributors, or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. LMPFA believes that this

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passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end, and/or posting the information to a Legg Mason or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1. A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees, and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a fund, nor Legg Mason, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the funds’ Board.

The approval of the Funds’ and Portfolios’ Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported to the Funds’ and Portfolios’ Board at its next regularly scheduled meeting.

Currently, the Funds and Portfolios disclose their complete portfolio holdings approximately 25 days after month-end on their website at www.leggmason.com/InvestorServices.

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Set forth below is a list, as of March 13, 2007, of those parties with whom LMPFA, on behalf of the Funds and Portfolios, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay before dissemination
State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Vestek	Daily	None
Factset	Daily	None
The Bank of New York	Daily	None

Portfolio holdings information for the Funds and the Portfolios may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay before dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
Fitch	Monthly	6-8 Business Days
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End

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Recipient	Frequency	Delay before dissemination
Watson Wyatt	Quarterly	25 Days after Quarter End
S&P (Rating Agency)	Weekly Tuesday Night*	1 business day*
Moody’s (Rating Agency)	Weekly Tuesday Night*	1 business day*
Electra Information Systems	Daily	None
SunGard	Daily	None

*	For a money market fund, the frequency of the release of information to this recipient may be weekly and there may be no delay in the release of the information.

9. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

The Trust. The Certificate of Trust to establish Legg Mason Partners Institutional Trust (referred to in this section as the Trust) was field with the State of Maryland on October 4, 2006. On the date of this SAI, each fund was redomiciled as a series of the Trust. Prior thereto, each fund was a series of CitiFunds Institutional Trust, a Massachusetts business trust.

Each Fund is a series of the Trust, a Maryland business trust. A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the Board (referred to in this section as the Trustees) and shareholders of the Trust, while the more specific powers, duties, rights and obligations of the Trustees and the shareholders are determined by the Trustees as set forth in the Declaration of Trust (referred to in this section as the Declaration). Some of the more significant provisions of the Declaration are described below.

Shareholder Voting. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

A Fund is not required to hold an annual meeting of shareholders, but the Funds will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

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Amendments to the Declaration. The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or, employees of the Trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares. A Fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. A Fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a Fund with identification required by law, or if a Fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings. The Declaration specifically requires shareholders, upon demand, to disclose to a Fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a Fund may disclose such ownership if required by law or regulation.

Small Accounts. The Declaration provides that a Fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the Declaration permits a Fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes. The Declaration provides that the Trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of a Fund, as a series of the Trust, represents an interest in the Fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability. The Declaration provides that shareholders are not personally liable for the obligations of the Funds and requires the Funds to indemnify a shareholder against any loss or expense arising from any such liability. In addition, the Funds will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity of Trustee is not personally liable to any person other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. Further, a Trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a Trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the Trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The Declaration also permits the limitation of a Trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with

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a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions. The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the Funds’ Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Funds, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Funds. The Declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected Funds must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Funds in connection with the consideration of the demand, if in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Funds’ costs, including attorneys’ fees. The Declaration further provides that the Funds shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Funds are obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Funds be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Liquid Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio, and Prime Cash Reserves Portfolio, in which Liquid Reserves, U.S. Treasury Reserves, Tax Free Reserves, and Cash Reserves, respectively, invest, are series of Master Portfolio Trust, a Maryland business trust. The Portfolios are also governed by Declarations of Trust similar to the Funds’ Declaration of Trust. Whenever a vote is submitted to a Portfolio’s investors, a Fund will generally call a meeting of its own shareholders. To the extent it does not receive instructions from its shareholders, a Fund will vote its shares in the Portfolio in the same proportion as the vote of shareholders who do give voting instructions. Alternatively, without seeking instructions from its shareholders, a Fund could vote its shares in the Portfolio in proportion to the vote of all the other investors in the Portfolio.

A Fund may add to or reduce its investment in the Portfolio on each business day. At 4:00 p.m., Eastern time, for Liquid Reserves Portfolio, 2:00 p.m., Eastern time, for U.S. Treasury Reserves Portfolio, 12:00 noon, Eastern time, for Tax Free Reserves Portfolio and 5:00 p.m., Eastern time, for Prime Cash Reserves Portfolio, on each such business day, the value of each investor’s interest in the Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage representing that investor’s share of the aggregate beneficial interests in the Portfolio effective for that day. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor’s percentage of the aggregate beneficial interests in the Portfolio is then re-computed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Portfolio as of 4:00 p.m., Eastern time, for Liquid Reserves Portfolio, 2:00 p.m., Eastern time for U.S. Treasury Reserves Portfolio, 12:00 noon, Eastern time, for Tax Free Reserves Portfolio and 5:00 p.m.,

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Eastern time, for Prime Cash Reserves Portfolio, on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m., Eastern time, for Liquid Reserves Portfolio, 2:00 p.m., Eastern time, for U.S. Treasury Reserves Portfolio, 12:00 noon, Eastern time, for Tax Free Reserves Portfolio and 5:00 p.m., Eastern time, for Prime Cash Reserves Portfolio, on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor’s interest in the Portfolio as of 4:00 p.m., Eastern time, for Liquid Reserves Portfolio, 2:00 p.m., Eastern time, for U.S. Treasury Reserves Portfolio, 12:00 noon, Eastern time, for Tax Free Reserves Portfolio and 5:00 p.m., Eastern time, for Prime Cash Reserves Portfolio, on the following business day of the Portfolio.

10. CERTAIN ADDITIONAL TAX MATTERS

The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Funds and their shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisers about the impact an investment in a Fund may have on their own tax situations.

Each of the Funds has elected to be treated and intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund’s gross income, the amount of Fund distributions (as a percentage of a Fund’s overall income, and in the case of a Tax Free Fund, as a percentage of its tax-exempt income), and the composition of the Fund’s portfolio assets. Provided all such requirements are met and all of a Fund’s net investment income and realized capital gains are distributed to shareholders in accordance with the timing requirements imposed by the Code, no federal income or excise taxes will be required to be paid by the Fund. If a Fund should fail to qualify as a regulated investment company for any year, the Fund would incur a regular corporate federal and state income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to shareholders and would generally be subject to withholding at the rate of 30% in the case of shareholders who are neither citizens nor residents of the United States.

Investment income received by Liquid Reserves and Cash Reserves from non-U.S. investments may be subject to foreign income taxes withheld at the source; Liquid Reserves and Cash Reserves do not expect to be able to pass through to shareholders any foreign tax credit or deduction with respect to those foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle Liquid Reserves and Cash Reserves to a reduced rate of tax or an exemption from tax on these investments. It is not possible to determine Liquid Reserves’ and Cash Reserves’ effective rate of foreign tax in advance since that rate depends upon the proportion of the Liquid Reserves Portfolio’s and the Cash Reserves Portfolio’s assets ultimately invested within various countries.

The portion of Tax Free Reserves’ distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an “exempt-interest dividend” under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund’s assets consists of tax-exempt securities at the close of each quarter of the Fund’s taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder’s alternative minimum tax. Unless the Fund provides shareholders with actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax-exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

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Because each Fund expects to earn primarily interest income, it is expected that no Fund distributions will qualify for the dividends received deduction for corporations. For the same reason, the Funds do not expect any distributions to be treated as “qualified dividend income,” which is taxed at reduced rates.

11. CERTAIN ADDITIONAL LEGAL MATTERS

Legal Matters
Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGMI”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, Salomon Brothers Asset Management Inc, SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Funds were not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in

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1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

The Funds are not Affected Funds and therefore did not implement the transfer agent arrangements described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

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On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Funds’ investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Funds’ investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

* * *

On September 16, 2005, the staff of the SEC informed SBFM and ClearBridge Asset Management Inc (formerly Salomon Brothers Asset Management Inc) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and ClearBridge Asset Management Inc for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or ClearBridge Asset Management Inc.

Although there can be no assurance, the Funds’ manager believes that this matter is not likely to have a material adverse effect on the Funds.

* * *

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the

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matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. It is uncertain when the court will decide the motion. No assurance can be given as to the outcome of this matter.

* * *

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

12. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

KPMG LLP, independent registered public accounting firm, 345 Park Avenue, New York, NY 10154, has been selected to audit and report upon the Portfolios’ and the Funds’ financial statements and financial highlights for the fiscal year ending August 31, 2007.

The audited financial statements of Citi Institutional Liquid Reserves’ predecessor (Statement of Assets and Liabilities as of August 31, 2006, Statement of Operations for the year ended August 31, 2006, Statement of Changes in Net Assets for the years ended August 31, 2005 and 2006, Financial Highlights for each of the years in the five-year period ended August 31, 2006, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm) and of Liquid Reserves Portfolio’s predecessor (Schedule of Investments as of August 31, 2006, Statement of Assets and Liabilities as of August 31, 2006, Statement of Operations for the year ended August 31, 2006, Statement of Changes in Net Assets for the years ended August 31, 2005 and 2006, and Financial Highlights for each of the years in the five-year period ended August 31, 2006, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm), each of which is included in the Annual Report to Shareholders of Citi Institutional Liquid Reserves, are incorporated by reference into this Statement of Additional Information (Filed on November 9, 2006; Accession Number 0000930413-06-007803).

The audited financial statements of Citi Institutional U.S. Treasury Reserves’ predecessor (Statement of Assets and Liabilities as of August 31, 2006, Statements of Operations for the year ended August 31, 2006, Statements of Changes in Net Assets for the years ended August 31, 2005 and 2006, Financial Highlights for each of the years in the five-year period ended August 31, 2006, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm) and of U.S. Treasury Reserves Portfolio’s predecessor (Schedule of Investments as of August 31, 2006, Statement of Assets and Liabilities as of August 31, 2006, Statement of Operations for the year ended August 31, 2006, Statements of Changes in Net Assets for the years ended August 31, 2005 and 2006, Financial Highlights for each of the years in the five-year period ended August 31, 2006, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm), each of which is included in the Annual Report to Shareholders of Citi Institutional U.S. Treasury Reserves, are incorporated by reference into this Statement of Additional Information (Filed on November 9, 2006; Accession Number 0000930413-06-007803).

The audited financial statements of Citi Institutional Tax Free Reserves’ predecessor (Statement of Assets and Liabilities as of August 31, 2006, Statement of Operations for the year ended August 31, 2006, Statements of

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Changes in Net Assets for the years ended August 31, 2005 and 2006, Financial Highlights for each of the years in the five year period ended August 31, 2006, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm) and of Tax Free Reserves Portfolio’s predecessor (Schedule of Investments as of August 31, 2006, Statement of Assets and Liabilities as of August 31, 2006, Statement of Operations for the year ended August 31, 2006, Statements of Changes in Net Assets for the years ended August 31, 2005 and 2006, Financial Highlights for each of the years in the five-year period ended August 31, 2006, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm), each of which is included in the Annual Report to Shareholders of Citi Institutional Tax Free Reserves, are incorporated by reference into this Statement of Additional Information (Filed on November 9, 2006; Accession Number 0000930413-06-007803).

The audited financial statements of Citi Institutional Cash Reserves’ predecessor (Statement of Assets and Liabilities as of August 31, 2006, Statement of Operations for the year ended August 31, 2006, Statements of Changes in Net Assets for the years ended August 31, 2005 and 2006, Financial Highlights for each of the years in the five-year period ended August 31, 2006, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm), and of Prime Cash Reserves Portfolio’s predecessor (Schedule of Investments as of August 31, 2006, Statement of Assets and Liabilities as of August 31, 2006, Statement of Operations for the year ended August 31, 2006, Statement of Changes in Net Assets for the fiscal years ended August 31, 2005 and 2006, Financial Highlights for each of the years in the four-year period then ended and the period from June 3, 2002, and (commencement of operations) to August 31, 2002, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm) each of which is included in the Annual Report to Shareholders of Citi Institutional Cash Reserves, are incorporated by reference into this Statement of Additional Information (Filed on November 9, 2006; Accession Number 0000930413-06-007803).

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APPENDIX A — RATINGS OF MUNICIPAL OBLIGATIONS*

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa — Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a midrange ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal and Tax Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale. (Please refer to Corporate Equivalent Ratings under Policies and Procedures.)

A-1

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Municipal Long-Term Rating Definitions:

Aaa — Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa — Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A — Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa — Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba — Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B — Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa — Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca — Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C — Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal Short-Term Debt And Demand Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels-”MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 — This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

A-2

MIG 3 — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

A-3

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA — An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial obligations is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C — A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

A-4

D — An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

A-5

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Notes:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 — Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 — Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 — Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

A-1 — Short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2 — Short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — Short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

A-6

B-1 — A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 — A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 — A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating,

A-7

however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date. Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Commercial Paper:

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1 — This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 — Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3 — Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B — Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.

C — This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D — Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

A-8

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short-term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, “SP-1+/A-1+”).

Description of Fitch Ratings International Long-Term Credit Ratings:

International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

AAA — Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB — Good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB — Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B — Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, ‘B’ ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC — For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

A-9

CC — For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C — For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD — Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D — Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

International Short-Term Credit Ratings may also be referred to as “Short-Term Ratings.” The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 — Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added • to denote any exceptionally strong credit feature.

F2 — Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 — Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

A-10

B — Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C — High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D — Default. Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’: Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

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APPENDIX B—Proxy Voting Policies and Procedures

Western Asset Management Company

Proxy Voting Policy

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, longstanding fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

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Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

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d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

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I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

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4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers—i.e., issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the

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NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

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CITISM INSTITUTIONAL LIQUID RESERVES

CITISM INSTITUTIONAL U.S. TREASURY RESERVES

CITISM INSTITUTIONAL TAX FREE RESERVES

CITISM INSTITUTIONAL CASH RESERVES

INVESTMENT MANAGER AND SUBADVISER

Legg Mason Partners Fund Advisor, LLC

399 Park Avenue

New York, NY 10022

Western Asset Management Company

385 East Colorado Boulevard

Pasadena, CA 91101

DISTRIBUTORS

Citigroup Global Markets Inc.

388 Greenwich Street

New York, NY 10013

Legg Mason Investor Services, LLC

100 Light Street

Baltimore, Maryland 21202

TRANSFER AGENT

PFPC Inc.

P.O. Box 9662

Providence, RI 02940-9662

Boston Financial Data Services, Inc.

2 Heritage Drive

North Quincy, MA 02171

CUSTODIAN

State Street Bank and Trust Company

225 Franklin Street,

Boston, MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue,

New York, NY 10154

LEGAL COUNSEL

Bingham McCutchen LLP

150 Federal Street,

Boston, MA 02110

Filed under Rule 497 (C)
File Nos. 33-49552 and 811-6740

CitiSM Institutional Enhanced Income Fund—Class I & Y Shares

Supplement dated April 16, 2007

to Prospectus dated December 31, 2006

The attached prospectus is now dated April 16, 2007.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name. The fund is now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly fixed income-type funds. The prospectus is supplemented as shown below to reflect this change. Any information in the prospectus relating to the fund prior to the date of this prospectus refers to the fund’s predecessor.

Performance Information

The summary performance information shown below and in the prospectus is that of the fund’s predecessor.

CITI INSTITUTIONAL ENHANCED INCOME FUND

Annual Total Returns—Class I

Calendar Year Ended December 31

Fund’s Highest And Lowest Returns

For Calendar Quarters Covered by the Bar Chart

Class I		Quarter Ending
Highest	1.86%	9/30/06
Lowest	(2.68)%	12/31/06

Average Annual Total Returns

as of December 31, 2006

	1 Year	Since Inception	Inception Date
Class I Shares
Return before taxes	0.90%	2.15%	09/23/04
Return after taxes on distributions(1)	(0.84)%	0.76%
Return after taxes on distributions and sale of fund shares(1)	0.60%	1.04%
Merrill Lynch 6-Month U.S. Treasury Bill Index(2)	4.81%	3.66%	09/23/04

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In come cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

(2)	Merrill Lynch 6-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities with maturities of six months, which securities are guaranteed as to the timely payment of interest and principal by the U.S. government. The Index does not reflect deductions for fees, expenses or taxes.

Management—Other Information

The paragraph beneath the heading “Other Information” in the “Management” section of the prospectus is deleted.

Financial Highlights

The financial information shown in the “Financial Highlights” section of the prospectus is that of the fund’s predecessor.

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds and investment advisers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup. Investments in the fund are not bank deposits or obligations of Citibank.

FD04172

Prospectus

CitiSM Institutional Enhanced Income Fund CLASS I AND Y SHARES December 31, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds and investment advisers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup. Investments in the Fund are not bank deposits or obligations of Citibank.

Fund At A Glance

Citi Institutional Enhanced Income Fund invests primarily in money market instruments and short-term debt securities denominated in U.S. dollars. Please note that the Fund is not a Money Market Fund, and is not subject to the strict rules that govern the quality, maturity and other features of securities that Money Market Funds may purchase. The Fund is designed to generate a higher yield than a money market fund, although there can be no assurance that this will be the case.

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Citi Institutional Enhanced Income Fund

This summary briefly describes Citi Institutional Enhanced Income Fund and the principal risks of investing in it. For more information, see More About The Fund on page 18.

Fund Goal

The Fund’s goal is to provide its shareholders with a higher level of income than a money market fund and greater principal safety and stability than a portfolio investing in intermediate and long-term fixed-income securities. Of course, there is no assurance that the Fund will achieve its goal.

Main Investment Strategies

The Fund invests primarily in money market instruments and other short-term debt securities denominated in U.S. dollars. The Fund’s investments may include:

•	obligations of U.S. and non-U.S. banks;

•	corporate debt obligations and asset backed securities;

•	short-term obligations of the U.S. government and its agencies and instrumentalities, and repurchase agreements for these obligations;

•	obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada; and

•	mortgage-backed securities.

Under normal circumstances, the Fund’s assets will consist of money market instruments and other short-term debt securities that are rated in the highest short-term rating category for debt obligations (these investments may include commercial paper rated Prime-1 by Moody’s or A-1 by Standard & Poor’s), and other longer term debt obligations rated at least A3 by Moody’s or A- by Standard & Poor’s. Asset-

backed securities purchased by the Fund will generally be rated Aaa by Moody’s or AAA by Standard & Poor’s. With respect to any type of security, the Fund may also invest in unrated securities that the Fund’s Subadviser determines are of comparable quality to rated securities in which the Fund might otherwise invest.

Unlike a money market fund, the Fund may invest in securities having a remaining maturity in excess of 397 days. The values of longer-term debt securities tend to fluctuate more in response to interest rates and other events than the values of shorter-term debt securities.

The average maturity of the Fund’s investments (on a dollar-weighted basis) usually will be one year or less. The Fund may invest in fixed rate obligations with final maturities of up to approximately three years from the date of acquisition, and floating rate obligations with final maturities of up to approximately five years from the date of acquisition.

Unlike a money market fund, the Fund will not attempt to maintain a stable net asset value per share, and may pursue investment strategies that cause the Fund’s net asset value per share to fluctuate.

Please note that the Fund invests in securities through an underlying mutual fund.

Main Risks

Investing in a mutual fund involves risk. It is possible to lose money if you invest in the Fund.

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The principal risks of investing in the Fund are described below. Please note that there are many other factors that could adversely affect your investment, and that could prevent the Fund from achieving its goal; these other factors are not described here. More information about risks appears in the Fund’s Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

Yield Fluctuation. The Fund invests primarily in short-term and floating rate instruments. As a result, the amount of income paid to you by the Fund may go up or down depending on variations in short-term interest rates. Investing in higher quality, shorter-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low as they have been recently, the Fund’s expenses could absorb all or a significant portion of the Fund’s income.

Interest Rate And Market Risk. A substantial portion of the Fund’s assets may be invested in fixed-income securities, the value of which tend to be particularly responsive to changes in interest rates. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income security can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income security can generally be expected to decline. A change in interest rates or a decline in the market value of a Fund investment or other market event could cause the value of an investment in the Fund, or its yield, to decline.

Credit Risk. It is possible that some issuers will be unable to make the required payments on debt securities held by the Fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers. A default on an investment held by the Fund could cause the value of your investment in the Fund to decline. In addition, securities rated below the highest applicable rating category for debt obligations or comparable unrated securities may be more susceptible to the adverse effects of changes in circumstances and economic conditions affecting issuers’ creditworthiness than securities rated in the highest short-term rating category or comparable unrated securities. You should note that because the Fund may invest in longer term securities that are rated below the highest rating category for debt obligations or in unrated securities that the Subadviser determines are of comparable quality, the Fund is subject to greater credit risk than a money market fund.

Prepayment And Extension Risk. The issuers of debt securities held by the Fund may be able to call a bond or prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund, and the Fund may lose any premium paid. The Fund would also lose the benefit of falling interest rates on the price of the prepaid bond. On the other hand, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund’s share price more volatile. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Mortgage-backed securities, including collateralized mortgage obligations or CMOs, are particularly susceptible to prepayment risk and their prices may be more volatile than a security having no pre-payment option.

6

Foreign Securities. You should be aware that investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by the Fund or issuers of securities, and political or social instability. In addition, foreign companies may not be subject to accounting standards or governmental supervision comparable to those in the U.S. and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. As a result, there may be rapid changes in the value of foreign securities. Foreign markets also may offer less protection to investors, such as the Fund.

Portfolio Selection. The success of the Fund’s investment strategy depends in large part on the investment process. The portfolio manager may fail to pick securities that perform well because the portfolio manager is unable to predict accurately the direction of interest rates or to assess other economic factors. In that case, you may lose money, or your investment may not do as well as an investment in another fixed income fund.

7

Fund Performance

The following bar chart and table can help you evaluate the risks and performance of the Fund. The bar chart shows the total returns for the Fund’s Class I shares for the calendar years indicated. The table compares the average annual returns for the Fund’s Class I shares to the performance of the Merrill Lynch 6-Month U.S. Treasury Bill Index.

The Fund has authorized two classes of shares, Class I shares and Class Y shares. Performance information for Class Y shares is not provided as this class has not yet commenced operations as of the date of this prospectus. You should note that the performance of a class will vary, depending on the expense level for that class.

Please remember that the Fund’s past performance is not necessarily an indication of how it will perform in the future. The Fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the Fund’s performance may go down.

CITI INSTITUTIONAL ENHANCED INCOME FUND

Annual Total Returns — Class I

Calendar Year Ended December 31

As of September 30, 2006, the Class I shares had a year-to-date return of 3.68%.

Fund’s Highest And Lowest Returns

For Calendar Quarters Covered by the Bar Chart

Class I		Quarter Ending
Highest	1.01%	12/31/05
Lowest	0.66%	3/31/05

Average Annual Total Returns

as of December 31, 2005

	1 Year	Since Inception	Inception Date
Class I Shares
Return before taxes	3.45%	3.14%	09/23/04
Return after taxes on distributions(1)	2.23%	2.03%
Return after taxes on distributions and sale of fund shares(1)	2.23%	2.03%
Merrill Lynch 6-Month U.S. Treasury Bill Index(2)	3.10%	2.76%	09/23/04

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

(2)	Merrill Lynch 6-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities with maturities of six months, which securities are guaranteed as to the timely payment of interest and principal by the U.S. government. The Index does not reflect deductions for fees, expenses or taxes.

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Fund Fees And Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table
Shareholder Fees – Fees Paid Directly From Your Investment

Maximum Sales Charge (Load) Imposed on Purchases		None
Maximum Deferred Sales Charge (Load)		None

Annual Fund Operating Expenses(1) Expenses That Are Deducted From Fund Assets

	Class I	Class Y
Management Fees	0.15%	0.15%
Distribution (12b-1) Fees (includes service fees)	0.10%	0.25%
Other Expenses(2)	0.47%	0.47%
Total Annual Operating Expenses*	0.72%	0.87%
* Because of voluntary waivers and/or reimbursements, actual total operating expenses are expected to be:	0.05%	0.20%
These voluntary fee waivers and reimbursements may be reduced or terminated at any time.

(1)    The Fund invests in securities through an underlying mutual fund, Institutional Enhanced Portfolio.This table reflects the direct expenses of the Fund and its allocated share of the expenses of Institutional Enhanced Portfolio.

(2) The amounts set forth in “Other Expenses” for Class Y shares have been estimated based on expenses the Fund expects to incur during its current fiscal year.

EXAMPLE

This example helps you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•  you invest $10,000 in the Fund for the time periods indicated;

•  you then sell all of your shares at the end of those periods;

•  you reinvest all dividends and distributions;

•  your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund’s future performance; and

•  the Fund’s operating expenses as shown in the table remain the same — the example does not include voluntary waivers and reimbursements.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$74	$231	$401	$896
Class Y Shares	$89	$277	$481	$1,072

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Your Account

How To Buy Shares

Shares of the Fund are offered continuously and purchases may be made Monday through Friday, except on days on which the New York Stock Exchange (“NYSE”) is closed. The NYSE is closed on certain holidays listed in the SAI. Shares may be purchased from the Fund’s distributors, financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers (called Service Agents). The Fund offers Class I and Class Y shares with different expense levels through this Prospectus. All share classes may not be made available by each Service Agent. For more information, or to purchase shares directly from the Fund, please call the Fund’s transfer agent at 1-800-331-1792.

In order to buy shares at that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

It is the responsibility of the Service Agents to transmit all orders to buy shares to the transfer agent on a timely basis.

The Fund does not, but your Service Agent may, impose a minimum initial or subsequent investment requirement.

Shares are purchased at net asset value the next time it is calculated after your order and the purchase price are received in proper form by the Fund. The Fund and its distributors have the right to reject any purchase order or cease offering Fund shares at any time.

If you hold your shares through a Service Agent, your Service Agent will establish and maintain your account and be the shareholder of record. In the event that the Fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares. If you wish to transfer your account, you may only transfer it to another financial institution that acts as a Service Agent, or you may set up an account directly with the Fund’s transfer agent.

How The Price Of Your Shares Is Calculated

The Fund calculates its net asset value (“NAV”) every day the NYSE is open for trading at the close of regular trading (normally 4:00 p.m., Eastern time). On days when the financial markets in which the Fund invests close early, NAV may be calculated as of the earlier close of those markets. NAV is calculated separately for each class of shares.

The Board of Trustees has approved procedures to be used to value the Fund’s securities for the purposes of determining the Fund’s net asset value. The valuation of the securities of the Fund is determined in good faith by or under the direction of the Board of Trustees. The Board of Trustees has delegated certain valuation functions for the Fund to the Manager.

The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange. The market price for debt obligations is generally the price supplied by an independent

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third party pricing service approved by the Fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the Manager to be unreliable, the market price may be determined, using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the Manager believes that they are unreliable, the Manager may price securities using fair value procedures approved by the Board. The Fund may also use fair value procedures if the Manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the Fund prices its shares.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

How To Sell Shares

You may sell (redeem) your shares Monday through Friday, except on days on which the NYSE is closed. The NYSE is closed on certain holidays listed in the SAI. You may make redemption requests in writing through the Fund’s transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. If your account application permits, you may also make redemption requests by telephone. All redemption requests must be in proper form, as determined by the transfer agent. Your Service Agent is responsible for promptly submitting redemption requests to the Fund’s transfer agent. For your protection, the Fund may request documentation for large redemptions or other unusual activity in your account.

In order for your redemption request to be deemed received on a business day and to receive that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

It is the responsibility of the Service Agents to transmit all orders to redeem shares to the transfer agent on a timely basis. Fund shares are redeemed without a sales charge.

You will receive your redemption proceeds in federal funds normally one business day after the business day on which your redemption request is received but in any event within seven days. Your redemption proceeds may be delayed for up to ten days if your purchase was made by check. Your redemption proceeds may also be delayed, or your right to receive redemption proceeds suspended, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, or if an emergency exists.

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The Fund has the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes when you redeem shares.

Your Service Agent may impose a minimum account balance requirement. If so, your Service Agent reserves the right to close your account if it falls below the required minimum balance. You will have 60 days to make an additional investment. If you do not increase your balance, your Service Agent may close your account and send the proceeds to you. Your shares will be sold at net asset value on the day your account was closed. Please consult your Service Agent for more information.

The Fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

Exchanges

Shares may be exchanged for shares of any other fund offered in the CitiFunds family. You may place exchange orders through the transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. You may place exchange orders by telephone if your account application permits. The transfer agent or your Service Agent can provide you with more information.

In order to exchange shares at that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

It is the responsibility of the Service Agents to transmit all orders to exchange shares to the transfer agent on a timely basis.

There is no sales charge on shares you get through an exchange.

The exchange privilege may be changed or terminated at any time. You should be aware that you may have to pay taxes when you exchange shares.

Frequent Purchases And Redemptions Of Fund Shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund’s long term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the New York Stock Exchange on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

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Because of the potential harm to the Fund and its long term shareholders, the Board of Trustees of the Fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the Manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the Fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Manager believes to be obvious market timing, the Manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the Manager believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The Fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may be operational and technological limitations on the ability of the Fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The Fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the Manager and its affiliates, other than money market funds. Additionally, the Fund has adopted policies and procedures to prevent the selective release of information about the Fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The Fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Fund’s Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future, may not be effective, particularly when the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund’s performance, and its long term shareholders, may be harmed. In addition, because the Fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, the Fund may not apply its

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policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The Fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Dividends

The Fund calculates its net income each business day when it calculates its NAV, and declares dividends for all of its shareholders of record. Shares begin to accrue dividends on the day after your purchase order becomes effective. You will receive dividends through the day your redemption order is received and accepted, but not on the following business day when your redemption proceeds will normally be paid. Dividends are distributed once a month, on or before the last business day of the month. Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional Fund shares.

The Fund generally makes capital gain distributions, if any, once a year. The Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid a federal tax.

Tax Matters

This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation.

Federal Taxation Of Distributions. You will normally have to pay federal income tax on any dividends and other distributions you receive from the Fund, whether you take distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. The Fund does not expect any distributions to be treated as “qualified dividend income,” which is taxed at reduced rates. Some dividends paid in January may be taxable as if they had been paid the previous December. Each year the Fund will mail you a report of your distributions for the prior year and how they are treated for federal tax purposes.

Fund distributions of net capital gains or net short-term capital gains will reduce the Fund’s net asset value per share. Therefore, if you buy shares shortly before the record date of such a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

State And Local Taxes. Generally, you will have to pay state or local taxes on Fund dividends and other distributions, although distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

Taxation Of Transactions. If you redeem or sell your shares of the Fund, or exchange them for shares of another fund, it is considered a taxable event. Depending on your purchase price and the sales price of the shares you redeem, sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

Non-U.S. Shareholders. The Fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments subject to such withholding taxes that are made to persons who are neither citizens nor residents of the United States. You may be able to arrange for a lower withholding rate under an

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applicable tax treaty by supplying the appropriate documentation required by the Fund. For Fund taxable years beginning in 2006 and 2007, the Fund will not withhold with respect to dividends designated as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from interest and from original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. The Fund anticipates that substantially all distributions will be designated as interest-related dividends. Distributions received from the Fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

Backup Withholding. The Fund is required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, redemption proceeds, and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the withholding tax described in the preceding paragraph. Prospective investors should read the Fund’s account application for additional information regarding backup withholding of federal income tax.

Management Of The Fund

Manager and Subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Manager”) is the Fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the Fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the Fund. Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the Fund as subadviser.

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2006, Western Asset’s total assets under management were approximately $545 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion.

Prior to August 1, 2006, Citi Fund Management Inc. (“CFM”) was the Fund’s investment manager. CFM is also a wholly-owned subsidiary of Legg Mason.

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Kevin Kennedy is portfolio manager of the Fund and has been responsible for the day-today management of the Fund’s portfolio since the Fund’s inception.

Kevin Kennedy is a portfolio manager of Western Asset. Previously, Mr. Kennedy was a portfolio manager of CFM from 1993-2006.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of the Fund.

Management Fees

For the period from September 1, 2005 through July 31, 2006, the Fund paid CFM management fees of 0.01% of the Fund’s average daily net assets after waivers. For the period from August 1, 2006 through August 31, 2006, the Fund paid LMPFA management fees of 0.04% of the Fund’s average daily net assets after waivers. CFM and LMPFA also reimbursed certain expenses of the Fund.

A discussion regarding the basis for the Board’s approval of the Fund’s management agreement and subadvisory agreement is available in the Fund’s Annual Report for the fiscal year ended August 31, 2006.

Other Information

The Fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new Board, the grouping of the Fund for organizational and governance purposes with other funds in the fund complex that are predominantly fixed income funds, and adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also are being asked to approve investment matters, including standardized fundamental investment policies. Proxy materials describing these matters were mailed in October 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Distribution Arrangements

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the Fund’s Distributors.

The Fund does not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

The Fund has adopted a 12b-1 plan under rule 12b-1 of the Investment Company Act of 1940 pertaining to Class I and Class Y shares of the Fund. The 12b-1 plan allows the Fund to pay monthly service fees as a percentage of the average daily net assets represented by that class of shares, at an annual rate not to exceed the following:

Class I	0.10%
Class Y	0.25%

These fees may be used to make payments to the Distributors and to Service Agents or others as compensation for the sale of Fund shares, and to make payments for advertising, marketing or other promotional activity, or for providing personal service or the maintenance of shareholder accounts. Because fees under the plan are paid out of Fund assets, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

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In addition, the Distributors and/or their affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The Distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the Distributors and may be substantial. The Manager or its affiliates may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the Fund’s Distributors, affiliates of the Manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Recent Developments

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the

17

penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Manager does not believe that this matter will have a material adverse effect on the Affected Funds.

The Fund is not one of the Affected Funds, and therefore did not implement the transfer agent arrangements described above. The Fund has not and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

More About The Fund

The Fund’s goal, principal investments and risks are summarized in Fund At A Glance. More information on investments and investment strategies appears below.

Principal Investment Strategies

The Fund’s principal investment strategies are the strategies that, in the opinion of the portfolio manager, are most likely to be important in trying to achieve the Fund’s investment goal. Of course, there can be no assurance that the Fund will achieve its goal. Please note that the Fund may also use strategies and invest in securities that are described in the Statement of Additional Information. The Fund might not use all of the strategies and techniques or invest in all of the types of securities described in the Prospectus or in the Statement of Additional Information.

The Fund invests primarily in U.S. dollar-denominated money market instruments and short-term debt securities. The average maturity of the investments held by the Fund (on a dollar-weighted basis) usually will be one year or less, unlike money market funds, which are required to invest in securities having an average maturity of 90 days or less. The Fund may invest in securities whose maturities exceed one year, and these securities may include fixed rate obligations with final maturities of up to approximately three years from the date of acquisition and floating rate obligations with final maturities of up to approximately five years from the date of acquisition.

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Under normal circumstances, the Fund’s assets will consist of money market instruments and other short-term debt securities that are rated in the highest short-term rating category for debt obligations (these investments may include commercial paper rated Prime-1 by Moody’s or A-1 by Standard & Poor’s), and other longer-term debt obligations rated at least A3 by Moody’s or A- by Standard & Poor’s. Asset-backed securities purchased by the Fund will generally be rated Aaa by Moody’s or AAA by Standard & Poor’s. With respect to any type of security, the Fund may also invest in unrated securities that the Subadviser, determines are of comparable quality to rated securities in which the Fund might otherwise invest.

The Fund’s investments may include obligations of U.S. and non-U.S. banks, commercial paper, asset-backed securities, short-term obligations of the U.S. government and its agencies and instrumentalities, repurchase agreements for these obligations, and obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada. The Fund’s U.S. government obligations may include U.S. Treasury bills, bonds and notes and obligations of U.S. government agencies and instrumentalities that may, but need not, be backed by the full faith and credit of the United States. The Fund’s investment goals and policies may be changed without a shareholder vote.

Portfolio Turnover. Securities of the Fund will be sold whenever the portfolio manager believes it is appropriate to do so in light of the Fund’s investment objective, without regard to the length of time a particular security may have been held. The amount of transaction costs and realization of taxable capital gains will tend to increase as the level of the activity increases.

What Are Money Market Instruments?

Money Market Instruments are short-term IOUs issued by banks or other issuers, the U.S. or a foreign government, or state or local governments. Money market instruments generally have maturity dates of 13 months or less. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand notes (where the interest rate is reset periodically and the holder may demand payment from the issuer at any time), fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed securities (which are backed by pools of accounts receivable such as car installment loans or credit card receivables) and repurchase agreements. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed upon interest rate.

What Are Debt Securities?

Debt securities generally represent a debt obligation of an issuer, and include bonds, short-term obligations, mortgage-backed and asset-backed securities, and preferred stock. Debt securities, in general, offer a fixed stream of cash flow. Most bond investments focus on generating income. The potential for capital appreciation is a secondary objective. The value of debt securities generally goes up when interest rates go down, and down when rates go up. The value of these securities also fluctuates based on other market and credit factors.

Defensive Investing. The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the Fund takes a temporary defensive position, it may be unable to achieve its investment goal.

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Investment Structure. The Fund does not invest directly in securities but instead invests through an underlying mutual fund having the same goals and strategies. Unless otherwise indicated, references to the Fund in this Prospectus include the underlying fund. The Fund may stop investing in its underlying fund at any time, and will do so if the Fund’s Trustees believe that to be in the shareholders’ best interests. The Fund could then invest in one or more other mutual funds or pooled investment vehicles, or could invest directly in securities. Investors should note that other funds invest in the same underlying mutual fund. These other funds may have lower expenses, and correspondingly higher performance, than the Fund.

Management Style. Managers of mutual funds use different styles when selecting securities to purchase. The portfolio manager uses a “top-down” approach when selecting securities for the Fund. When using a “top-down” approach, the portfolio manager looks first at broad economic factors and market conditions, such as prevailing and anticipated interest rates. On the basis of those factors and conditions, the portfolio manager selects optimal interest rates and maturities and chooses certain sectors or industries within the overall market. The portfolio manager then looks at individual companies within those sectors or industries to select securities for the investment portfolio.

Many of the Fund’s investments are held until maturity. The portfolio manager may sell a security before maturity when it is necessary to do so to meet redemption requests. The portfolio manager may also sell a security if the portfolio manager believes the issuer is no longer creditworthy, or in order to adjust the average weighted maturity of the Fund’s portfolio (for example, to reflect changes in the portfolio manager’s expectations concerning interest rates), or when the portfolio manager believes there is superior value in other market sectors or industries.

Portfolio Holdings

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the SAI.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the period shown with respect to Class I shares. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). The information has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, independent registered public accountants, whose report, along with the Fund’s financial statements, are included in the annual report which is available upon request. Class Y shares were not operational as of the fiscal year ended August 31, 2006.

Class I Shares

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

	2006	2005(1)
Net Asset Value, Beginning of Year	$2.00	$2.00
Income From Operations:
Net investment income	0.09	0.05
Net realized gain (loss)	(0.01)	(0.00	)(2)
Total Income From Operations	0.08	0.05
Less Distributions From:
Net investment income	(0.09)	(0.05)
Net realized gain(2)	(0.00)	(0.00)
Total Distributions	(0.09)	(0.05)
Net Asset Value, End of Year	$1.99	$2.00
Total Return(3)	4.07%	2.65%
Net Assets, End of Year (000s)	$32,926	$72,478
Ratios to Average Net Assets:
Gross expenses(4)	0.72%	0.58	%(5)
Net expenses(4)(6)(7)	0.05	0.05	(5)
Net investment income	4.34	2.86	(5)

(1)	For the period September 23, 2004 (commencement of operations) to August 31, 2005.
(2)	Amount represents less than $0.01 per share.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Includes the Fund’s share of Institutional Enhanced Portfolio’s allocated expenses.
(5)	Annualized.
(6)	As a result of an expense limitation, the ratio of expenses to average net assets of the Fund did not exceed 0.05%.
(7)	Reflects fee waivers and/or expense reimbursements.

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The Statement of Additional Information (SAI) provides more details about the Fund and its policies. The SAI is incorporated by reference into this Prospectus and is legally part of it.

Additional information about the Fund’s investments will be available in the Fund’s Annual and Semi-Annual Reports to Shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance.

To obtain free copies of the SAI or to make other inquiries, please call 1-800-331-1792, toll-free, or your account representative. You may also obtain free copies of the SAI and Annual and Semi-Annual Reports by visiting www.leggmason.com/InvestorServices.

The SAI is also available from the Securities and Exchange Commission. You can find it on the EDGAR Database on the SEC Internet site at http://www.sec.gov. Information about the Fund (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the SEC at: 1-202-551-8090. Copies may also be obtained upon payment of a duplicating fee by electronic request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

SEC File Number: 811-6740	FD 03309 12/06

Filed under Rule 497 (C)
File Nos. 33-49552 and 811-6740

April 16, 2007

CITISM INSTITUTIONAL ENHANCED INCOME FUND

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectus, dated April 16, 2007, as supplemented from time to time, for CitiSM Institutional Enhanced Income Fund (the “Fund”). This Statement of Additional Information should be read in conjunction with the Prospectus.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the Fund assumed the assets and liabilities of a predecessor fund with the same name. The Fund is now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly fixed income-type funds, and is a series of Legg Mason Partners Institutional Trust (the “Trust”), a Maryland business trust. Other initiatives, including the election of a new Board of Trustees (the “Board”) and the approval of certain revised fundamental investment policies, have also been accomplished, and more information on these matters appears in this SAI. Certain historical information contained in the SAI is that of the Fund’s predecessor.

This Statement of Additional Information incorporates by reference the financial statements described in Section 13 hereof. These financial statements can be found in the Fund’s Annual Report to Shareholders. An investor may obtain copies of the Fund’s Prospectus and Annual Reports without charge by calling 1-800-331-1792 toll-free.

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Manager”) serves as manager to the Fund and Portfolio (as defined below) and provides certain oversight services to the Fund and the Portfolio. Western Asset Management Company (“Western Asset” or the “Subadviser”) provides the day-to-day portfolio management of the Fund as subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Prior to August 1, 2006, Citi Fund Management Inc. (“CFM”) was the Fund’s investment manager. CFM is also a wholly-owned subsidiary of Legg Mason.

Legg Mason Investor Services, LLC (“LMIS” or a “Distributor”), 100 Light Street, Baltimore, Maryland 21202, a wholly-owned broker-dealer subsidiary of Legg Mason Inc., and Citigroup Global Markets Inc. (“CGMI” or a “Distributor”), 388 Greenwich Street, 23rd Floor, New York, New York 10013, are the Fund’s distributors. Shares of the Fund are continuously offered by the Distributors and may be purchased from the Distributors, or from financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, investment advisers, or broker-dealers that have entered into an agreement with the Distributors (called “Service Agents”). The Distributors and Service Agents may receive fees from the Fund pursuant to a shareholder services and distribution plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund is a separate series of Legg Mason Partners Institutional Trust (the “Trust”). The address and telephone number of the Trust are 125 Broad Street, New York, New York 10004, 1-800-331-1792. The Trust invests all of the investable assets of the Fund in Institutional Enhanced Portfolio (the “Portfolio”), a series of Master Portfolio Trust, a Maryland business trust. The address and telephone number of Institutional Enhanced Portfolio are 125 Broad Street, New York, New York 10004, 1-800-331-1792.

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds and investment advisers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup. Investments in the Fund are not bank deposits or obligations of Citibank.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

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This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

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1. THE FUND

The Trust is a business trust organized under the laws of the State of Maryland. Shares of the Trust are divided into separate series, including the Fund, which is described in this Statement of Additional Information (“SAI”). References in this SAI to the Prospectus are to the Prospectus, dated April 16, 2007, as supplemented from time to time, for Class I and Y shares of Citi Institutional Enhanced Income Fund. Prior to April 16, 2007, the Fund was a series of CitiFunds Institutional Trust, a business trust organized under the laws of the Commonwealth of Massachusetts.

The Fund utilizes a master/feeder structure by investing all of its investable assets in Institutional Enhanced Portfolio (the “Portfolio”). The Portfolio is a an open-end management investment company. The Portfolio has the same investment objective and policies as the Fund.

The Trustees of the Trust believe that the aggregate per share expenses of the Fund and Portfolio will be less than or approximately equal to the expenses that the Fund would incur if the assets of the Fund were invested directly in the types of securities held by the Portfolio. The Fund may withdraw its investment in the Portfolio at any time, and will do so if the Fund’s Trustees believe it to be in the best interest of the Fund’s shareholders. If the Fund were to withdraw its investment in the Portfolio, the Fund could either invest directly in securities in accordance with the investment policies described below or invest in one or more other mutual funds or pooled investment vehicles having similar investment objectives and policies. If the Fund were to withdraw, the Fund could receive securities from the Portfolio instead of cash, causing the Fund to incur brokerage, tax and other charges or leaving it with securities which may or may not be readily marketable or widely diversified.

The Portfolio may change its investment objective, policies and restrictions without approval by its investors. A change in investment objective, policies or restrictions may cause the Fund to withdraw its investment in the Portfolio.

The Portfolio, as a series of a Maryland business trust, is not required to hold annual meetings of investors, and has no intention of doing so. However, when the Portfolio is required to do so by law or in the judgment of Trustees of the Portfolio it is necessary or desirable to do so, the Portfolio will submit matters to its investors for a vote. When the Fund is asked to vote on matters concerning the Portfolio (other than a vote to continue the Portfolio following the withdrawal of an investor), the Fund will either hold a shareholder meeting and vote in accordance with shareholder instructions, or otherwise act in accordance with applicable law. See “Description of Shares, Voting Rights and Liabilities.” Of course, the Fund could be outvoted, or otherwise adversely affected, by other investors in the Portfolio.

The Portfolio may sell interests to investors in addition to the Fund. These investors may be funds which offer shares to their shareholders with different costs and expenses than the Fund. Therefore, the investment returns for all investors in funds investing in the Portfolio may not be the same. These differences in returns are also present in other mutual fund structures.

Information about other holders of interests in the Portfolio is available from LMIS.

The Fund may, in the future, convert to a fund of funds structure. In a fund of funds structure, the Fund invests all or a portion of its assets in multiple investment companies.

2. INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

Investment Objective

The investment objective of Citi Institutional Enhanced Income Fund is to provide shareholders with a higher level of income than a money market fund and greater principal safety and stability than a portfolio investing in intermediate and long-term fixed-income securities.

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The Fund’s investment objective may be changed without shareholder approval. Of course, there can be no assurance that the Fund will achieve its investment objective.

Principal Investment Strategies

The Fund invests all of its investable assets in the Portfolio, which has the same investment objective and policies as the Fund.

Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following applies to both the Fund and the Portfolio, as applicable.

The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees determines that it is in the best interests of the Fund’s shareholders to do so. If the Fund were to then invest directly in securities, the Fund’s assets would be invested in accordance with the investment policies described below.

Under the 1940 Act, the Fund is classified as “diversified,” although all of its assets are invested in the Portfolio. A “diversified investment company” must invest at least 75% of its assets in cash and cash items, U.S. government securities, investment company securities (e.g., interests in the Portfolio) and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer.

The investment objective of the Portfolio may be changed without the approval of its investors.

The Portfolio seeks to achieve its investment objective primarily through investments in U.S. dollar-denominated money market and other short-term debt instruments. The average maturity of the investments held by the Portfolio (on a dollar-weighted basis) usually will be one year or less, unlike money market funds, which are required to invest in securities having an average maturity of 90 days or less. The Portfolio may invest in securities whose maturities exceed one year, and these securities may include fixed rate obligations with final maturities of up to approximately three years from the date of acquisition, and floating rate obligations with final maturities of up to approximately five years from the date of acquisition. Investments in short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a longer term. The Portfolio may hold uninvested cash reserves pending investment.

Under normal circumstances, the Portfolio’s assets will consist of money market instruments and other short-term debt securities that are rated in the highest short-term rating category for debt obligations (these investments may include commercial paper rated Prime-1 by Moody’s or A-1 by Standard & Poor’s), and other longer-term debt obligations rated at least A3 by Moody’s or A- by Standard & Poor’s.

Asset-backed securities purchased by the Portfolio will generally be rated Aaa by Moody’s or AAA by Standard & Poor’s. With respect to any type of security, the Portfolio may also invest in unrated securities that the Subadviser, determines are of comparable quality to rated securities in which the Fund might otherwise invest.

Unlike a money market fund, the Portfolio may invest in securities having a remaining maturity in excess of 397 days. The values of longer-term debt securities tend to fluctuate more in response to interest rates and other events than the values of shorter-term debt securities.

Additional Information

The Fund’s and the Portfolio’s principal investment strategies are described above. The following provides additional information about these principal strategies and describes other investment strategies that may be used

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by the Fund and the Portfolio, and contains more information about the various types of securities in which the Fund and the Portfolio may invest and the risks involved in such investments.

Bank Obligations

The Portfolio may invest in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances. Up to 25% of the Portfolio’s assets may be invested at any time in dollar-denominated obligations of domestic and foreign banks, including a U.S. branch of a foreign bank or a non-U.S. branch of a U.S. bank.

The Portfolio limits its investments in U.S. bank obligations (including, for these purposes, their non-U.S. branches) to banks having total assets in excess of $1 billion and which are subject to regulation by an agency of the U.S. government. The Portfolio may also invest in certificates of deposit issued by banks the deposits in which are insured by the Federal Deposit Insurance Corporation (“FDIC”), having total assets of less than $1 billion, provided that the Portfolio at no time owns more than $100,000 principal amount of certificates of deposit (or any higher principal amount which in the future may be fully insured by FDIC insurance) of any one of those issuers.

Certificates of deposit are savings certificates generally issued by commercial banks that bear a maturity date and a specified interest rate, and can be issued in any denomination. Fixed time deposits are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by the Portfolio, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on the Portfolio’s right to transfer a beneficial interest in the deposit to a third party. A bankers’ acceptance is a draft drawn on and accepted by a bank that orders payment to a third party at a later date. Bankers’ acceptances generally act as a negotiable time draft for financing imports, exports, or other transactions in goods.

U.S. banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the FDIC. U.S. banks organized under state law are supervised and examined by state banking authorities and are members of the Federal Reserve System only if they elect to join. However, state banks which are insured by the FDIC are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks, among other things, are generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

The Portfolio limits its investments in non-U.S. bank obligations (for purposes of this policy, obligations of non-U.S. branches and subsidiaries of U.S. banks, and U.S. and non-U.S. branches of non-U.S. banks are deemed to be non-U.S. bank obligations) to U.S. dollar-denominated obligations of banks which at the time of investment are branches or subsidiaries of U.S. banks which meet the criteria in the preceding paragraphs or are branches of non-U.S. banks which (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest non-U.S. banks in the world; (iii) have branches or agencies in the United States; and (iv) in the opinion of the Subadviser, are of an investment quality comparable with obligations of U.S. banks which may be purchased by the Portfolio. These obligations may be general obligations of the parent bank, in addition to the issuing branch or subsidiary, but the parent bank’s obligations may be limited by the terms of the specific obligation or by governmental regulation. The Portfolio also limits its investments in non-U.S. bank obligations to banks, branches and subsidiaries located in Western Europe (United Kingdom, France, Germany, Belgium, the Netherlands, Italy, Switzerland, Denmark, Norway, Sweden), Australia, Japan, the Cayman Islands, the Bahamas and Canada. The Portfolio does not purchase any bank obligation of any affiliate of the Subadviser.

Since the Portfolio may hold obligations of non-U.S. branches and subsidiaries of U.S. banks, and U.S. and non-U.S. branches of non-U.S. banks, an investment in the Portfolio involves certain additional risks. Such

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investment risks include future political and economic developments, the possible imposition of non-U.S. withholding taxes on interest income payable on such obligations held by the Portfolio, the possible seizure or nationalization of non-U.S. deposits and the possible establishment of exchange controls or other non-U.S. governmental laws or restrictions applicable to the payment of the principal of and interest on certificates of deposit or time deposits that might affect adversely such payment on such obligations held by the Portfolio. In addition, there may be less publicly-available information about a non-U.S. branch or subsidiary of a U.S. bank or a U.S. or non-U.S. branch of a non-U.S. bank than about the U.S. branches and subsidiaries of U.S. banks, and such branches and subsidiaries may not be subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial record-keeping standards and requirements.

The provisions of federal law governing the establishment and operation of U.S. branches do not apply to non-U.S. branches of U.S. banks. However, the Portfolio may purchase obligations only of those non-U.S. branches of U.S. banks which were established with the approval of the Board of Governors of the Federal Reserve System (the “Board of Governors”). As a result of such approval, these branches are subject to examination by the Board of Governors and the Comptroller of the Currency. In addition, such non-U.S. branches of U.S. banks are subject to the supervision of the U.S. bank and creditors of the non-U.S. branch are considered general creditors of the U.S. bank subject to whatever defenses may be available under the governing non-U.S. law and the terms of the specific obligation. Nonetheless, the Portfolio generally will be subject to whatever risk may exist that the non-U.S. country may impose restrictions on payment of certificates of deposit or time deposits.

U.S. branches of non-U.S. banks are subject to the laws of the state in which the branch is located or to the laws of the United States. Such branches are therefore subject to many of the regulations, including reserve requirements, to which U.S. banks are subject. In addition, the Portfolio may purchase obligations only of those U.S. branches of non-U.S. banks which are located in states which impose the additional requirement that the branch pledge to a designated bank within the state an amount of its assets equal to 5% of its total liabilities.

Non-U.S. banks in whose obligations the Portfolio may invest may not be subject to the laws and regulations referred to in the preceding two paragraphs.

Non-U.S. Government Obligations

The Portfolio may invest in obligations of, or guaranteed by, non-U.S. governments. The Portfolio limits its investments in non-U.S. government obligations to obligations issued or guaranteed by the governments of Western Europe (United Kingdom, France, Germany, Belgium, the Netherlands, Italy, Switzerland, Denmark, Norway, Sweden), Australia, Japan and Canada. Generally, such obligations may be subject to the additional risks described in the Prospectus in connection with the purchase of foreign securities.

Corporate Debt Obligations

The Portfolio may invest in corporate debt obligations, which may be issued by corporations, limited partnerships and other similar entities. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. These instruments are used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months.

Bonds, notes and debentures in which the Portfolio may invest may differ in interest rates, maturities, and times of issuance. The market value of the Portfolio’s corporate debt obligations will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding debt

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obligations generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while debt obligations with longer maturities tend to produce higher yields, the price of longer maturity obligations also is subject to greater market fluctuations as a result of changes in interest rates.

U.S. Government Obligations

The Portfolio may invest in obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes, bonds and Treasury Receipts, which are unmatured interest coupons of U.S. Treasury bonds and notes which have been separated and resold in a custodial receipt program administered by the U.S. Treasury, and issues of agencies and instrumentalities established under the authority of an Act of Congress. Some of the latter category of obligations are supported by the full faith and credit of the United States, others are supported by the right of the issuer to borrow from the U.S. Treasury, and still others are supported only by the credit of the agency or instrumentality. Examples of each of the three types of obligations described in the preceding sentence are (i) obligations guaranteed by the Export-Import Bank of the United States, (ii) obligations of the Federal Home Loan Mortgage Corporation, and (iii) obligations of the Student Loan Marketing Association, respectively.

Repurchase Agreements

The Portfolio may invest in repurchase agreements generally providing for resale within 397 days or less, covering obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities which may have maturities in excess of 397 days. The Portfolio may invest its assets in repurchase agreements only with member banks of the Federal Reserve System or “primary dealers” (as designated by the Federal Reserve Bank of New York) in U.S. government securities. Under the terms of a typical repurchase agreement, the Portfolio would acquire an underlying debt instrument (an obligation of, or guaranteed by, the U.S. government, its agencies or instrumentalities) for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio’s holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into by the Portfolio are fully collateralized at all times during the period of the agreement in that the value of the underlying security is at least equal to the amount of the loan, including the accrued interest thereon, and the Portfolio or its custodian or sub-custodian has control of the collateral, which the Subadviser believes will give the Portfolio a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been definitively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Portfolio but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Portfolio may suffer time delays and incur costs in connection with the disposition of the collateral. The Subadviser believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller’s creditors than would be the case with securities owned by the Portfolio. The Portfolio will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held by the Portfolio exceed 15% of the Portfolio’s net assets.

Asset Backed Securities

The Portfolio may invest in asset-backed securities that represent fractional interests in pools of retail installment loans, both secured such as Certificates for Automobile receivables (“CARS”) and unsecured, or leases or fractional interests in pools of revolving credit card receivables (“CARDS”), both secured and unsecured, as well as other asset-backed securities. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be

7

guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust. Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Prepayment rates vary widely and may be affected by changes in marked interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables and reinvestment of principal may occur at higher or lower rates than the original yield. Therefore, the actual maturity and realized yield on asset-backed securities will vary based upon the prepayment experience of the underlying pool of loans or receivables. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying loans, leases or receivables are not realized by the Portfolio because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objectives and policies, the Portfolio may invest in other asset-backed securities.

Mortgage-Backed Securities

The Portfolio may invest in mortgage-backed securities. Interest and principal payments on mortgage-backed securities are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Portfolio purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment by the Portfolio are likely to be greater during a period of relatively low interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of relatively high interest rates. This prepayment effect has been particularly pronounced during recent years as borrowers have refinanced higher interest rate mortgages into lower interest rate mortgages available in the marketplace. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

Guaranteed Mortgage Pass-Through Securities

Guaranteed mortgage pass-through securities are mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Any guarantee of such securities runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by the Portfolio and not to the purchase of shares of the Portfolio. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Guaranteed mortgage pass-through securities are often sold on a to-be-acquired or “TBA” basis. Such securities are typically sold one to three months in advance of issuance, prior to the identification of the underlying pools of mortgage securities but with the interest payment provisions fixed in advance. The underlying pools of mortgage securities are identified shortly before settlement and must meet certain parameters. The guaranteed mortgage pass-through securities in which the Portfolio may invest may include those issued or guaranteed by the Government National Mortgage

8

Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac).

“When-Issued” Securities

The Portfolio may purchase securities on a “when-issued” or on a “forward delivery” basis, meaning that delivery of the securities will occur beyond customary settlement time. It is expected that, under normal circumstances, the Portfolio would take delivery of such securities, but the Portfolio may sell them before the settlement date. In general, the Portfolio does not pay for the securities until received and does not start earning interest until the contractual settlement date. When the Portfolio commits to purchase a security on a “when-issued” or on a “forward delivery” basis, it sets up procedures consistent with SEC policies. Since those policies currently require that an amount of the Portfolio’s assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Portfolio expects always to have cash or liquid securities sufficient to cover any commitments or to limit any potential risk. However, even though the Portfolio intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. The “when-issued” securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a “when-issued” basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case, there could be an unrealized loss at the time of delivery. An increase in the percentage of the Portfolio’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

Structured Investments

The Portfolio may invest in structured investments. Structured instruments are money market instruments that have been structured typically by a bank, broker-dealer or other financial institution. They generally consist of a trust or partnership through which the Portfolio holds an interest in one or more underlying bonds or other debt obligations coupled with a conditional right to sell (“put”) the Portfolio’s interest in the underlying bonds at par plus accrued interest to a financial institution (a “Liquidity Provider”). With respect to tax-exempt instruments, the instrument is typically structured as a trust or partnership which provides for pass-through tax-exempt income. Structured instruments in which the Portfolio may invest include: (1) “Tender Option Bonds”, which are instruments which grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) “Swap Products”, in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating money market interest rate; and (3) “Partnerships”, which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement. Structured instruments are derivatives. Derivatives raise certain tax, legal, regulatory and accounting issues which may not be presented by direct investments in debt obligations. There is some risk that certain of these issues could be resolved in a manner that could adversely impact the performance of the Fund or Portfolio. For example, with respect to tax-exempt instruments, the tax-exempt treatment of the interest paid to a Fund or Portfolio is premised on the legal conclusion that the holders of such instruments have an ownership interest in the underlying bonds. While a Fund or Portfolio may rely on an opinion of legal counsel to the effect that the income from each such instrument is tax-exempt to the same extent as the underlying bond, the Internal Revenue Service (the “IRS”) has not issued a ruling on this subject. Were the IRS to issue an adverse ruling, there is a risk that the interest paid on such derivative products would be deemed taxable.

Lending of Securities

Consistent with applicable regulatory requirements and in order to generate income, the Portfolio may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the New York Stock Exchange (“NYSE”)

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(and subsidiaries thereof). Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral received by the Fund would be invested in high quality short-term instruments. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, the Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and with respect to cash collateral would also receive any income generated by the Fund’s investment of the collateral (subject to a rebate payable to the borrower and the lending agent). Where the borrower provides the Portfolio with collateral consisting of U.S. Treasury obligations, the borrower is also obligated to pay the Portfolio a fee for use of the borrowed securities. The Portfolio would not have the right to vote any securities having voting rights during the existence of the loan, but would be entitled to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of its consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the Subadviser to be of good standing, and when, in the judgment of the Subadviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, the Portfolio could suffer loss if the borrower terminates the loan and the Portfolio is forced to liquidate investments in order to return the cash collateral to the buyer.

Private Placements and Illiquid Investments

The Portfolio may invest up to 15% of its net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolio to sell them promptly at an acceptable price.

Exchange Controls and Non-U.S. Withholding Taxes

The Portfolio does not purchase securities which it believes, at the time of purchase, will be subject to exchange controls or non-U.S. withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Portfolio’s investments. In the event exchange controls or non-U.S. withholding taxes are imposed with respect to any of the Portfolio’s investments, the effect may be to reduce the income received by the Portfolio on such investments or to prevent the Portfolio from receiving any value in U.S. dollars from its investment in non-U.S. securities.

Defensive Investing

The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the Fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Commodities Exchange Act Registration

The Fund and Portfolio are operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund and Portfolio, from registration as a “commodity pool operator” with respect to the Fund and Portfolio under the Commodity Exchange Act, and therefore, are not subject to registration or regulation with respect to the Fund and Portfolio under the Commodity Exchange Act.

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Investment Policies

The Fund and the Portfolio each have adopted the following fundamental investment policies. Fundamental investment policies may not be changed with respect to the Fund or Portfolio, as the case may be, without approval by holders of a majority of the outstanding voting securities of the Fund or Portfolio, which as used in this SAI means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund or Portfolio present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund or Portfolio are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund or Portfolio. The term “voting securities” as used in this paragraph has the same meaning as in the 1940 Act.

Whenever the Fund is requested to vote on a change in the fundamental investment policies of the Portfolio, the Fund will either call a meeting of its shareholders and will vote its shares in the Portfolio in accordance with instructions it receives from its shareholders or vote its shares in the Portfolio in the same proportion as the vote of all other investors in the Portfolio.

If a percentage restriction or a rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth below or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in circumstance is not considered a violation of policy.

Fundamental Investment Policies

The Fund’s and Portfolio’s fundamental policies are as follows:

(1) The Fund or Portfolio may not borrow money except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2) The Fund or Portfolio may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3) The Fund or Portfolio may lend money or other assets to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4) The Fund or Portfolio may not issue senior securities except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5) The Fund or Portfolio may not purchase or sell real estate except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6) The Fund or Portfolio may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund or Portfolio may not make any investment if, as a result, the Fund’s or Portfolio’s investments will be concentrated in any one industry.

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With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently the Fund and Portfolio do not contemplate borrowing money for leverage, but if the Fund or Portfolio does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the Fund or Portfolio to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Rule 2a-7 under the 1940 Act may limit the Fund’s and Portfolio’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the Fund or Portfolio from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund or Portfolio may be considered to be an underwriter under the 1933 Act. Rule 2a-7 under the 1940 Act may limit the Fund’s or Portfolio’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent the Fund or Portfolio from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to

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options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans. Rule 2a-7 under the 1940 Act may limit the Fund’s and Portfolio’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin. Rule 2a-7 under the 1940 Act may limit the Fund’s and Portfolio’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a money market fund’s purchases of illiquid securities to 10% of net assets. The policy in (5) above will be interpreted not to prevent the Fund and Portfolio from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities. Rule 2a-7 under the 1940 Act may limit the Fund’s and Portfolio’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a money market fund’s purchases of illiquid securities to 10% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities. Rule 2a-7 under the 1940 Act may limit the Fund’s and Portfolio’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The SEC has taken the position that money market funds may reserve the right to invest without limit in obligations of domestic banks without being deemed to concentrate their investments. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time.

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The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the Fund and Portfolio as to how to classify issuers within or among industries.

The Fund’s and Portfolio’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Diversification

The Fund and the Portfolio are each currently classified as a diversified fund under the 1940 Act. This means that the Fund and Portfolio may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s or Portfolio’s total assets would be invested in securities of that issuer, or (b) the Fund or Portfolio would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund and Portfolio can invest more than 5% of its assets in one issuer. Under the 1940 Act, the Fund or Portfolio cannot change its classification from diversified to non-diversified without shareholder approval.

3. DETERMINATION OF NET ASSET VALUE

The net asset value of each class of shares of the Fund is determined on each day on which the NYSE is open for trading. This determination of net asset value is normally made once during each such day as of 4:00 p.m., Eastern time, by dividing the value of the Fund’s net assets (i.e., the value of its assets, including its investment in the Portfolio, less its liabilities, including expenses payable or accrued) by the number of the Fund’s shares outstanding at the time the determination is made. On days when the financial markets in which the Fund invests close early, the Fund’s net asset value may be determined as of the earlier close of those markets. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The value of the Portfolio’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the Fund. The net asset value of the Fund’s investment in the Portfolio is equal to the Fund’s pro rata share of the total investment of the Fund and of other investors in the Portfolio less the Fund’s pro rata share of the Portfolio’s liabilities.

Short-term obligations (maturing in 60 days or less) are valued at amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Although the amortized cost method provides certainty in valuation, it may result in periods during which the stated value of an instrument is higher or lower than the price the Portfolio would receive if the instrument were sold.

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Interest income on long-term obligations held for the Portfolio is determined on the basis of interest accrued plus amortization of “original issue discount” (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of any premium.

The Prospectus contains further information about the valuation of the Portfolio’s assets.

4. ADDITIONAL INFORMATION ON THE PURCHASE AND SALE OF FUND SHARES

As described in the Prospectus, the Fund offers two classes of shares, Class I and Class Y.

Each class of shares of the Fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) accounting expenses relating to a specific class of shares and (vii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

Class I Shares

You may purchase Class I shares of the Fund at a public offering price equal to the applicable net asset value per share.

Class Y Shares

You may purchase Class Y shares of the Fund at a public offering price equal to the applicable net asset value per share. Class Y shares are subject to an annual distribution/service fee of up to 0.25%. See “Distributors.”

Sale of Shares

Subject to compliance with applicable regulations, the Fund and the Portfolio have each reserved the right to pay the redemption price of shares of the Fund or beneficial interests in the Portfolio, either totally or partially, by a distribution in kind of securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares or beneficial interests being sold. If a holder of shares or beneficial interests received a distribution in kind, such holder could incur brokerage or other charges in converting the securities to cash.

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Shareholders may redeem Fund shares by sending written instructions in proper form to the Fund’s transfer agent or, if they hold their shares through a Service Agent, to the Service Agent. Shareholders are responsible for ensuring that a request for redemption is in proper form.

Shareholders may redeem Fund shares by telephone, if their account applications so permit, by calling the transfer agent, or, if they are customers of a Service Agent, that Agent. During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone redemption. In such an event, another method of instruction, such as a written request sent via an overnight delivery service, should be considered. The Fund, the transfer agent and each Service Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include recording of the telephone instructions and verification of a caller’s identity by asking for the shareholder’s name, address, telephone number, Social Security number or taxpayer identification number, and account number. If these or other reasonable procedures are not followed, the Fund, the transfer agent or the Service Agent may be liable for any losses to a shareholder due to unauthorized or fraudulent instructions. Otherwise, the shareholders will bear all risk of loss relating to a redemption by telephone.

The Fund may suspend the right of redemption or postpone the date of payment for shares of the Fund more than seven days during any period when (a) trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of the Fund’s investments or determination of its net asset value not reasonably practicable; (b) the NYSE is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.

Involuntary Redemptions of Shares

Subject to applicable law, the Trustees may cause a shareholder’s shares to be redeemed under certain circumstances, including in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of the Fund if necessary and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted procedures, that the particular shareholder’s ownership is not in the best interests of the other shareholders of the Fund (for example, in the case of a market timer). See “Description of Shares, Voting Rights and Liabilities”.

5. MANAGEMENT

The business and affairs of the Fund and the Portfolio are managed by or under the direction of the Board. The Board elects officers who are responsible for the day-to-day operations of the Fund and the Portfolio and who execute policies authorized by the Board.

The current Trustees, including the Trustees of the Fund and the Portfolio who are not “interested persons” of the Fund and the Portfolio (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and executive officers of the Fund and the Portfolio, their birth years, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022.

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The following information relates to the Trust’s recently elected Board of Trustees.

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES:

Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (2001 to 2004); Executive Vice President, DigiGym Systems (personal fitness systems) (2001 to 2004); Chief Executive Officer, Motocity USA (Motorsport Racing) (2004 to 2005)	69	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

A. Benton Cocanougher Born 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); former Interim Chancellor, Texas A&M University System (2003 to 2004); former Special Advisor to the President, Texas A&M University (2002 to 2003); former Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (1987 to 2001)	69	None

Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	69	None

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Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (1999 to 2001); formerly, General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (1996 to 2001)	69	None

Rainer Greeven Born 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	69	None

Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); formerly, Treasurer, Hank Aaron Enterprises (fast food franchise) (1985 to 2001); formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (2000 to 2002); formerly, Secretary, Carint N.A. (manufacturing) (1998 to 2002)	69	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

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Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	69	None

Diana R. Harrington Born 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	69	None

Susan M. Heilbron Born 1945	Trustee	Since 1994	Independent Consultant (since 2001); formerly, Owner, Lacey & Heilbron (communications consulting) (1993 to 2001)	69	None

Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)	69	Chairman and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the Fund complex) (since 1991)

Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996)	69	Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003); Director, BTG, Inc. (information systems) (1997 to 2001)

R. Richardson Pettit Born 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)	69	None

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Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
INTERESTED TRUSTEE:

R. Jay Gerken, CFA† Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board and Trustee/Director of 139 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)	139	None

*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a Board member for a fund in the Legg Mason Partners fund complex.
†	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

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Name, Year of Birth and Address	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
OFFICERS:

Ted P. Becker Born 1951 399 Park Avenue New York, NY 10022	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason, Inc. (2006 to present); Managing Director of Compliance at Legg Mason & Co (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (a group of affiliated investment advisers, which included SBFM, Smith Barney Asset Management and CFM and other affiliated investment advisory entities) (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

John Chiota Born 1968 300 First Stamford Place Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006). Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse

Robert I. Frenkel Born 1954 300 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2005); Managing Director and General Counsel of Global Mutual Funds for CAM (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003). Previously, Secretary of CFM (2001 to 2004)

R. Jay Gerken, CFA Born 1951 399 Park Avenue New York, NY 10022	Chairman, President and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co.; Chairman of the Board and Trustee/Director of 139 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, SBFM and CFM (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)

Frances M. Guggino Born 1957 125 Broad Street New York, NY 10004	Treasurer and Chief Financial Officer	Since 2004	Director of Legg Mason & Co. (since 2005); Director at CAM (2005); Treasurer and/ or Controller of certain funds associated with Legg Mason & Co. (since 2005); Treasurer and/or Controller of certain funds associated with CAM (1992 to 2005)

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Name, Year of Birth and Address	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Thomas C. Mandia Born 1962 300 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took office for any funds in the Legg Mason Partners fund complex.

Officers of the Fund and Portfolio receive no compensation from the Fund or Portfolio, although they may be reimbursed by the Fund and Portfolio for reasonable out-of-pocket travel expenses for attending Board meetings.

The Board has four standing Committees: the Audit Committee, Nominating and Governance Committee (referred to as the Nominating Committee), Investment and Performance Committee (referred to as the Performance Committee) and Pricing Committee. Each of the Audit, Nominating and Performance Committees is composed of all of the Independent Trustees. The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee.

The Audit Committee oversees, among other things, the scope of the Fund’s audit, the Fund’s accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Fund, and the qualifications and independence of the Fund’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Fund’s independent registered public accounting firm to its Manager and any affiliated service providers if the engagement relates directly to the Fund’s operations and financial reporting.

The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

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•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Fund, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the Fund’s investment management and subadvisory arrangements.

The Pricing Committee is charged with determining the fair value prices for securities when required.

The Portfolio is also governed by a Board of Trustees, which has the same committees as the Fund’s Board.

As indicated above, the Fund’s and Portfolio’s Board is recently elected and is newly constituted as the Board that oversees all of the fixed income-type funds in the fund complex. All members of the Board previously have served on Boards of Legg Mason Partners funds. The Audit, Nominating, Performance and Pricing Committees are recently established committees of this Board and did not meet during the Fund’s and Portfolio’s last fiscal year.

The following table shows the amount of equity securities owned by the Trustees in the Fund and other investment companies in the fund complex supervised by the Trustees as of December 31, 2006.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in Registered Investment Companies Overseen by Trustee
Interested Trustee
R. Jay Gerken	None	Over $100,000

Independent Trustees
Elliott J. Berv	None	None
A. Benton Cocanougher	None	$10,001-$50,000
Jane F. Dasher	None	Over $100,000
Mark T. Finn	None	$10,001-$50,000
Rainer Greeven	None	None
Stephen Randolph Gross	None	None
Richard E. Hanson, Jr.	None	Over $100,000
Diana R. Harrington	None	$10,001-$50,000
Susan M. Heilbron	None	None
Susan B. Kerley	None	$1-$10,000
Alan G. Merten	None	$1-$10,000
R. Richardson Pettit	None	$10,001-$50,000

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As of April 10, 2007, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the Manager, the Subadviser or the Distributors of the Fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Manager, the Subadviser or the Distributors of the Fund.

Information regarding compensation paid by the Fund to its recently elected Board and to its prior Board is set forth below. The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the Fund for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

The Fund pays a pro rata share of Trustee fees based on asset size. The Fund currently pays each of the Trustees who is not a director, officer or employee of the Manager or any of its affiliates its pro rata share of: an annual fee of $100,000, plus $15,000 for each regularly scheduled Board meeting attended in person, $2,500 for each Committee meeting attended in person, and $1,000 for certain telephonic Board and Committee meetings in which that Trustee participates. The lead Independent Trustee will receive an additional $25,000 per year and the Chairs of the Audit Committee and Performance Committee will each receive an additional $15,000 per year.

Recently Elected Board

Name of Trustee	Aggregate Compensation from the Fund(1)	Total Pension or Retirement Benefits Paid as Part of Fund Expenses(1)	Total Compensation from the Fund and Fund Complex Paid to Trustee(1)(2)	Number of Funds in Fund Complex Overseen by Trustee(1)
Interested Trustee
R. Jay Gerken	$0	$0	$0	139

Independent Trustees
Elliott J. Berv	$571	(3)	$154,500	69
A. Benton Cocanougher	$665	(3)	$161,000	69
Jane F. Dasher	N/A	$0	$86,100	69
Mark T. Finn	$951	(3)	$179,385	69
Rainer Greeven	N/A	$0	$74,000	69
Stephen Randolph Gross	$959	(3)	$191,000	69
Richard E. Hanson, Jr.	N/A	$0	$80,900	69
Diana R. Harrington	$574	(3)	$159,625	69
Susan M. Heilbron	N/A	$0	$66,200	69
Susan B. Kerley	$595	(3)	$173,000	69
Alan G. Merten	$571	(3)	$148,500	69
R. Richardson Pettit	$571	(3)	$154,500	69

(1)	The disclosure of compensation paid to the Trustees is provided as of the most recent calendar year end, rather than the Fund’s most recent fiscal year end, for ease of presentation and comprehension.
(2)	Mr. Greeven and Mr. Gross also received $5,000 and $12,000, respectively, during 2006 for attending on behalf of their respective former Boards an additional meeting relating to the selection of service providers for the funds in the Legg Mason Partners fund complex. These amounts were paid by the manager or its affiliates, and not by the Fund.
(3)	Pursuant to prior retirement plans, certain Trustees have received or are entitled to receive benefits as follows: Mr. Berv: $307,130; Mr. Cocanougher: $503,114; Mr. Finn: $306,079; Mr. Gross: $318,788; Ms. Harrington: $348,670; Ms. Kerley: $217,984; Mr. Merten: $405,257; and Mr. Pettit: $424,976. Each fund formerly overseen by these Trustees will pay its pro rata share (based upon asset size) of these benefits. Legg Mason or its affiliates have agreed to reimburse these funds an amount equal to 50% of these benefits. None of these amounts were paid during the period covered by this table.

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For the fiscal year ended August 31, 2006, the Trustees of the Fund were paid the compensation listed below for service as a Trustee. Information as to the compensation paid to the Trustees of the Fund for the calendar year ended December 31, 2006 also is shown below.

Prior Board

Name of Trustee	Aggregate Compensation from the Fund for Year Ended 8/31/06	Total Pension or Retirement Benefits Paid as Part of Fund Expenses(2)	Total Compensation from the Fund and Fund Complex Paid to Trustee in Year Ended 8/31/06(4)	Number of Funds for Which Trustee Served Within Fund Complex
Interested Trustee
R. Jay Gerken(1)	$0	$0	$0	169

Independent Trustees
Elliott J. Berv	$594	(3)	$200,100	37
Donald M. Carlton	$1,400	(3)	$176,000	37
A. Benton Cocanougher	$1,959	(3)	$170,000	37
Mark T. Finn	$1,390	(3)	$172,750	37
Stephen Randolph Gross	$1,397	(3)	$188,500	37
Diana R. Harrington	$1,308	(3)	$163,250	37
Susan B. Kerley	$1,330	(3)	$178,500	37
Alan G. Merten	$1,392	(3)	$154,000	37
R. Richardson Pettit	$1,377	(3)	$165,500	37

Name of Trustee	Aggregate Compensation from the Fund for Year Ended 12/31/06	Total Pension or Retirement Benefits Paid as Part of Fund Expenses(2)	Total Compensation from the Fund and Fund Complex Paid to Trustee in Year Ended 12/31/06(4)	Number of Funds for Which Trustee Served Within Fund Complex
Interested Trustee
R. Jay Gerken(1)	$0	$0	$0	162

Independent Trustees
Elliott J. Berv	$571	(3)	$154,500	37
Donald M. Carlton	$577	(3)	$164,500	37
A. Benton Cocanougher	$665	(3)	$161,000	37
Mark T. Finn	$951	(3)	$179,385	37
Stephen Randolph Gross	$959	(3)	$191,000	37
Diana R. Harrington	$574	(3)	$159,625	37
Susan B. Kerley	$595	(3)	$173,000	37
Alan G. Merten	$571	(3)	$148,500	37
R. Richardson Pettit	$571	(3)	$154,500	37

(1)	Mr. Gerken was not compensated for his services as Trustee because of his affiliation with the Manager.
(2)	During the fiscal year ended August 31, 2006, the following former Trustees received the following retirement benefits under prior retirement plans: Mr. Riley C. Gilley, $70,000; Mr. E. Kirby Warren, $70,000 and Mr. William S. Woods, $60,000. The Fund paid its pro rata share (based on asset size) of these aggregate benefits.
(3)	Mr. Carlton retired as a Trustee of the Fund as of December 31, 2006. Pursuant to prior retirement plans, Mr. Carlton has received or is entitled to receive $517,678. Each fund of Legg Mason Partners Investment Series will pay a pro rata share (based upon asset size) of these benefits. Legg Mason or its affiliates have agreed to reimburse these funds an amount equal to 50% of these benefits. The benefits of the other Trustees under prior retirement plans are described in a table above. None of these benefits were paid during the period covered by this table.

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(4)	Mr. Gross also received $12,000 during 2006 for attending on behalf of his former Board an additional meeting relating to the selection of service providers for the funds in the Legg Mason Partners fund complex. This amount was paid by the Manager or its affiliates, and not by the Fund.

As of March 16, 2007 the Trustees and officers as a group owned less than 1% of the outstanding shares of each class of the Fund.

Set forth below for the Fund and each class of the Fund are those shareholders who were known by the Manager to own or hold of record 5% or more of the outstanding voting securities of such class and such Fund as of March 16, 2007.

Class	Name and Address
Class I	N/A
Class Y	N/A

Manager

LMPFA serves as investment manager to the Fund and the Portfolio, in each case pursuant to investment management agreements (each a “Management Agreement”). LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the Fund, the Portfolio and certain other Legg Mason-sponsored funds. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $945 billion. LMPFA provides administrative and certain oversight services to the Fund.

The Manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing investments and effecting securities transactions for the Fund and the Portfolio. The Management Agreements provide that the Manager may delegate the daily management of the securities of the Fund or the Portfolio to one or more subadvisers. The Manager performs administrative and management services necessary for the operation of the Fund and Portfolio, such as: supervising the overall administration of the Fund and Portfolio, including negotiation of contracts and fees with and the monitoring of performance and billings of the transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; maintaining the existence of the Fund and Portfolio; maintaining the registration and qualification of the Fund’s shares under federal and state laws; and arranging for the maintenance of books and records of the Fund or Portfolio. Trustees, officers, and investors in the Fund and the Portfolio are or may be or may become interested in the Manager, as directors, officers, employees, or otherwise and directors, officers and employees of the Manager are or may become similarly interested in the Fund and the Portfolio.

Each Management Agreement has an initial term ending November 30, 2007. Thereafter, unless otherwise terminated, the Management Agreement with respect to the Fund will continue indefinitely as long as such continuance is specifically approved at least annually by the Fund’s Trustees or by a vote of a majority of the outstanding voting securities of the Fund, and, in either case, by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

Unless otherwise terminated, the Management Agreement with respect to the Portfolio will continue in effect for an initial two-year period and thereafter will continue indefinitely as long as such continuance is specifically approved at least annually by the Portfolio’s Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio, and, in either case, by a majority of the Trustees of the Portfolio who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

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Each Management Agreement provides that the Manager may render services to others. Each Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the Portfolio or Fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the Portfolio or Fund or by a vote of a majority of the Fund’s or Portfolio’s Trustees, or by the Manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. The Management Agreement with the Fund and Portfolio provides that neither the Manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Portfolio or Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

The Prospectus for the Fund contains a description of the fees payable to the Manager for services under the Management Agreement. The Manager may reimburse the Fund for Fund expenses or waive all or a portion of its management fees.

Prior to August 1, 2006, Citi Fund Management, Inc. (“CFM”) served as the manager of the Fund and the Portfolio. CFM is also a wholly-owned subsidiary of Legg Mason.

For the fiscal year ended August 31, 2006, the aggregate fees paid by the Fund to the Manager, and to its affiliates, the Subadviser and CFM, after waivers, were $0. For the period ended August 31, 2005, the fees paid by the Fund to CFM, after waivers, were $0.

For the fiscal year ended August 31, 2006, the aggregate fees paid by the Portfolio to the Manager, and to its affiliates, the Subadviser and CFM, after waivers, were $32,767. For the fiscal year ended August 31, 2005, the fees paid by the Portfolio to CFM, after waivers, were $0.

Subadviser

Western Asset provides the day-to-day portfolio management for each of the Fund and Portfolio pursuant to Sub-Advisory Agreements that were approved by the Boards of the Fund and the Portfolio, including a majority of the Independent Trustees of each Board. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2006, Western Asset’s total assets under management were approximately $403 billion. Western Asset is a wholly-owned subsidiary of Legg Mason.

Under each Sub-Advisory Agreement, subject to the supervision and direction of the Board and the Manager, the Subadviser manages the Fund’s or Portfolio’s portfolio (or allocated portion thereof) in accordance with the Fund’s or Portfolio’s stated investment objective(s) and policies, assists in supervising all aspects of the Fund’s or Portfolio’s operations, makes investment decisions for the Fund or Portfolio, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the Fund or Portfolio.

Each Sub-Advisory Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually with respect to the Fund or Portfolio (a) by the Board or by a majority of the outstanding voting securities of the Fund or Portfolio (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the Fund or Portfolio (as defined in the 1940 Act) may terminate the Sub-Advisory Agreement on 60 days’ written notice without penalty. The Manager or the Subadviser may terminate the Sub-Advisory Agreement on 90 days’ written notice without penalty. Each Sub-Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

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As compensation for its sub-advisory services to the Fund and to the Portfolio, the Manager will pay to Western Asset a fee equal to 70% of the management fee paid to the Manager by each of the Fund and the Portfolio, net of expense waivers and reimbursements. Each Sub-Advisory Agreement went into effect on August 1, 2006.

Expenses

In addition to amounts payable under the Management Agreements and, with respect to the Fund, the 12b-1 Plan (as discussed below), the Fund and the Portfolio are each responsible for its own expenses, including, as applicable, among other things interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund or Portfolio; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s or Portfolio’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s or Portfolio’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders or the Portfolio’s investors; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund or Portfolio; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund or Portfolio, if any; and the Fund’s or Portfolio’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund or Portfolio and its officers, Board members and employees; litigation expenses and any nonrecurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund or is a party and the legal obligation which the Fund or Portfolio may have to indemnify the Fund’s or Portfolio’s Board members and officers with respect thereto.

Management may agree to waive fees and/or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such waivers and/or reimbursements are described in each Fund’s Prospectus. The contractual and voluntary fee waivers and/or reimbursements do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of a Fund, Portfolio or class or the acquisition of all or substantially all of the assets of another Fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of a Fund or class, or a meeting of investors of a Portfolio (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time.

Distributors

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202; and CGMI, an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013, serve as the Fund’s Distributors

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pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (the “Distribution Agreements”). Prior to December 1, 2005, CGMI served as the Fund’s Distributor.

A Distributor’s obligation is an agency or “best efforts” arrangement under which the Distributor is required to take and pay only for such shares of the Fund as may be sold to the public. A Distributor is not obligated to sell any stated number of shares.

Each Distribution Agreement is terminable with respect to the Fund with or without cause, without penalty, on 60 days’ notice by the Trustees or by vote of holders of a majority of the Fund’s outstanding voting securities or, with respect to the Distribution Agreement with LMIS, on not less than 60 days’ written notice by LMIS, and, with respect to the Distribution Agreement with CGMI, generally on 90 days’ notice by CGMI. Unless otherwise terminated, each Distribution Agreement shall continue for successive annual periods so long as such continuance is specifically approved at least annually by (a) the Trustees, or (b) by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Each Distribution Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act and the rules and regulations thereunder.

The Fund has adopted a shareholder services and distribution plan (the “12b-1 Plan” or the “Plan”) in accordance with Rule 12b-1 under the 1940 Act pertaining to Class I and Class Y. Under the 12b-1 Plan, the Fund may pay monthly fees as a percentage of the average daily net assets of the Fund class, as applicable, at an annual rate not to exceed the following:

Class I	0.10%
Class Y	0.25%

Such fees may be used to make payments to the Distributors for distribution services, to Service Agents in respect of the sale of shares of the Fund, and to other parties in respect of the sale of shares of the Fund, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Fund also may make payments to the Distributors, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of Fund shares and/or shareholder services provided, provided, however, that the fees paid to a recipient with respect to a particular Class that may be used to cover expenses primarily intended to result in the sale of shares of that Class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under NASD Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by the NASD.

The 12b-1 Plan also provides that the Distributors and Service Agents may receive any applicable sales charge paid by investors as partial compensation for their services in connection with the sale of shares. The 12b-1 Plan provides that the Distributors and Service Agents may receive all or a portion of any applicable deferred sales charges paid by investors.

The 12b-1 Plan permits the Fund to pay fees to the Distributors, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the Plan, the Fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The Fund will pay the fees to the Distributors and others until the Plan or Distribution Agreement is terminated or not renewed. In that event, the Distributors’ or other recipient’s expenses in excess of fees received or accrued through the termination date will be the Distributors’ or other recipient’s sole responsibility and not obligations of the Fund. In their annual consideration of the continuation of the 12b-1 Plan for the Fund, the Trustees will review the 12b-1 Plan and the expenses for the Fund and each class within the Fund separately.

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The 12b-1 Plan also recognizes that various service providers to the Fund, such as its Manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the Fund for other purposes, such as management fees, and that the Fund’s Distributor or Service Agents may from time to time use their own resources for distribution related services, in addition to the fees paid under the Plan. The 12b-1 Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the Plan but are not subject to expenditure limits under the Plan.

The 12b-1 Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trust’s Trustees and a majority of the Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the Plan (for purposes of this paragraph “qualified Trustees”). The 12b-1 Plan requires that the Trust and the Distributors provide to the Trustees, and the Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the 12b-1 Plan. The 12b-1 Plan further provides that the selection and nomination of the qualified Trustees is committed to the discretion of such qualified Trustees then in office. The 12b-1 Plan may be terminated with respect to any class of the Fund at any time by a vote of a majority of the qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. The 12b-1 Plan may not be amended to increase materially the amount of the permitted expenses of a class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and qualified Trustees. The Distributors will preserve copies of any plan, agreement or report made pursuant to the 12b-1 Plan for a period of not less than six years, and for the first two years the Distributors will preserve such copies in an easily accessible place.

For the fiscal year ended August 31, 2005, after waivers, Class I shares of the Fund did not pay any fees to CGMI, as Distributor, under its 12b-1 Plan. For the fiscal year ended August 31, 2006, after waivers, Class I shares of the Fund did not pay any fees to LMIS and CGMI under its 12b-1 Plan. As of the date of this SAI, Class Y shares were not operational.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the Fund and its Manager, Subadviser and Distributors have adopted codes of ethics that permit its respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the Codes of Ethics of the Fund and its Manager, Subadviser and Distributors are on file with the SEC.

Proxy Voting Policies & Procedures

Although individual Trustees may not agree with particular policies or votes by the Manager or Subadvisers, the Board has delegated proxy voting discretion to the Manager and/or the Subadviser, believing that the Manager and/or the Subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the Fund and Portfolio, as applicable, to the Subadviser through its contracts with the Subadviser. The Subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the

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Fund or the Portfolio. Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the Fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the Subadviser[s] and providing them to the Fund and Portfolio as required for the Fund and Portfolio to comply with applicable rules under the 1940 Act.

The Subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the Fund’s portfolio securities are voted and are attached as Appendix A to this SAI. Information regarding how each Fund and Portfolio voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at http://www.sec.gov.

Transfer Agents and Custodian

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the Fund and the Portfolio. State Street, among other things, maintains a custody account or accounts in the name of the Fund and the Portfolio; receives and delivers all assets for the Fund and the Portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund and the Portfolio; and makes disbursements on behalf of the Fund and the Portfolio. State Street neither determines the Fund’s or the Portfolio’s investment policies, nor decides which securities the Fund or the Portfolio will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The Fund and the Portfolio may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as the Fund’s and the Portfolio’s securities lending agent and in that case would receive a share of the income generated by such activities.

Effective as of January 1, 2006, the Fund has entered into a transfer agency agreement with Boston Financial Data Services, Inc. (“BFDS”), pursuant to which BFDS acts as the transfer agent. The principal business office of BFDS is located at 2 Heritage Drive, North Quincy, MA 02171.

Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund and distributes dividends and distributions payable by the Fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for out-of-pocket expenses. Prior to January 1, 2006, Citicorp Trust Bank, fsb (“CTB”) served as the Fund’s transfer agent and BFDS served as the Fund’s sub-transfer agent.

6. DEALER COMMISSIONS AND CONCESSIONS

From time to time, the Distributors or the Manager, at its expense, may provide additional commissions, compensation or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of shares of the Fund. Such concessions provided by the Distributors or the Manager may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered

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representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Fund, and/or other dealer-sponsored events. From time to time, the Distributors or Manager may make expense reimbursements for special training of a dealer’s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

7. PORTFOLIO TRANSACTIONS

The Portfolio’s and Fund’s purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Portfolio and the Fund do not anticipate paying brokerage commissions, and no such commissions have been paid by the Portfolio or the Fund during the fiscal year ended August 31, 2006 or the period ended August 31, 2005. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

Allocation of transactions, including their frequency, to various dealers is determined by the Subadviser in its best judgment and in a manner deemed to be in the best interest of investors in the Portfolio or the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price, although a Portfolio or Fund may not necessarily be paying the lowest price available.

Effective December 1, 2005, CGMI is no longer an affiliated person of the Fund (or the Portfolio) under the Investment Company Act of 1940, as amended. As a result, the Fund (or the Portfolio) is permitted to execute transactions with CGMI or an affiliate of CGMI as agent (but not as principal) without the restrictions applicable to transactions with affiliated persons. However, the Fund (or the Portfolio) does not normally use an agent in executing portfolio transactions, and it will continue to be prohibited from engaging in portfolio transactions with CGMI or an affiliate of CGMI as principal. Similarly, the Fund (or the Portfolio) is permitted to purchase securities in underwritings in which CGMI or an affiliate of CGMI is a member without the restrictions imposed by certain rules of the Securities and Exchange Commission. The Manager’s use of CGMI or affiliates of CGMI as agent in portfolio transactions with the Fund (or the Portfolio) is governed by the Fund’s policy of seeking the best overall terms available. The Fund did not pay brokerage commissions to the Manager or any affiliate at that time, of the Manager during the fiscal year ended August 31, 2006.

The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Portfolio and the Fund may purchase securities that are offered in underwritings in which a Legg Mason affiliate participates. These procedures prohibit the Portfolio and the Fund from directly or indirectly benefiting a Legg Mason affiliate in connection with such underwritings. In addition, for underwritings where a Legg Mason affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Portfolio and the Fund could purchase in the underwritings.

In certain instances there may be securities that are suitable as an investment for the Fund or Portfolio as well as for one or more of the Subadviser’s other clients. Investment decisions for the Fund and the Portfolio and for the Subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of

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the position obtainable in a security for the Fund or Portfolio. When purchases or sales of the same security for the Fund or Portfolio and for other funds managed by the Subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

8. DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s and the Portfolio’s Board of Trustees has adopted policies and procedures developed by LMPFA with respect to the disclosure of the Fund’s and the Portfolio’s portfolio securities and any ongoing arrangements to make available information about the Fund’s or the Portfolio’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about a fund’s portfolio holdings is in the best interests of such fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of LMPFA, the fund’s Distributors, or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market fund’s holdings. which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end, and/or posting the information to a Legg Mason or the fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1.	A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.	A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.	A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g. analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

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6.	A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees, and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a fund, nor Legg Mason, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the fund’s Board.

The approval of the Fund’s and Portfolio’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported to the Fund’s and Portfolio’s Board at its next regularly scheduled meeting.

Currently, the Fund and the Portfolio disclose their complete portfolio holdings approximately 25 days after month-end on their website at http://www.leggmason.com/InvestorServices.

Set forth below is a list, as of March 13, 2007, of those parties with whom LMPFA, on behalf of the Fund and Portfolio, has authorized ongoing arrangements that include the release of portfolio holdings information, in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay before dissemination
State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Vestek	Daily	None
Factset	Daily	None
The Bank of New York	Daily	None

Portfolio holdings information for the Fund and the Portfolio may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay before dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End

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Recipient	Frequency	Delay before dissemination
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
Fitch	Monthly	6-8 Business Days
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
S&P (Rating Agency)	Weekly Tuesday Night*	1 business day*
Moody’s (Rating Agency)	Weekly Tuesday Night*	1 business day*
Electra Information Systems	Daily	None
SunGard	Daily	None

*	For a money market fund, the frequency of the release of information to this recipient may be weekly and there may be no delay in the release of the information.

9. PORTFOLIO MANAGERS

The following tables set forth certain additional information with respect to the portfolio managers for the Fund and the Portfolio. Unless noted otherwise, all information is provided as of August 31, 2006.

Other Accounts Managed by the Portfolio Manager

The table below identifies, for each portfolio manager, the number of accounts (other than the Fund and the Portfolio with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts shown were subject to fees based on performance.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Kevin Kennedy	9 registered investment companies with $30,464,514,947 in total assets under management	No other pooled investment vehicles	62 other accounts with $65,317,059,910 in total assets under management

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Portfolio Manager Compensation

The Subadviser’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the Subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). The Subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the investment manager, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These were determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise when a Fund’s or Portfolio’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed in the table above.

The Manager, the Subadviser, the Fund and the Portfolio have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the Manager or the Subadviser and the individuals that they employ. For example the Manager and the Subadviser seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. Each of the Manager and the Subadviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Manager, the Subadviser, the Fund and the Portfolio will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

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Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the sub-adviser determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of Fund securities by each Portfolio Manager.

Portfolio Manager	Dollar Range of Ownership of Securities in the Fund
Kevin Kennedy	None

10. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

The Trust. The Certificate of Trust to establish Legg Mason Partners Institutional Trust (referred to in this section as the Trust) was filed with the State of Maryland on October 4, 2006. On the date of this SAI, the fund

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was redomiciled as series of the Trust. Prior thereto, the fund was a series of CitiFunds Institutional Trust, a Massachusetts business trust.

The Fund is a series of the Trust, a Maryland business trust. A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the Board (referred to in this section as the Trustees) and shareholders of the Trust, while the more specific powers, duties, rights and obligations of the Trustees and the shareholders are determined by the Trustees as set forth in the Declaration of Trust (referred to in this section as the Declaration). Some of the more significant provisions of the Declaration are described below.

Shareholder Voting. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

The Fund is not required to hold an annual meeting of shareholders, but the Fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration. The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or, employees of the Trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares. The Fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. The Fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the Fund with identification required by law, or if the Fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings. The Declaration specifically requires shareholders, upon demand, to disclose to a Fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a Fund may disclose such ownership if required by law or regulation.

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Small Accounts. The Declaration provides that the Fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the Declaration permits a Fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes. The Declaration provides that the Trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of the Fund, as a series of the Trust, represents an interest in the Fund only and not in the assets of any other series of the trust.

Shareholder, Trustee and Officer Liability. The Declaration provides that shareholders are not personally liable for the obligations of the Fund and requires the Fund to indemnify a shareholder against any loss or expense arising from any such liability. In addition, the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity of Trustee is not personally liable to any person other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. Further, a Trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a Trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the Trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The Declaration also permits the limitation of a Trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions. The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the Fund’s Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good

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faith exercise of their business judgment on behalf of the Fund. The Declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected Fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand, if in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees.

The Declaration further provides that the Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Fund are obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

The Portfolio in which the Fund invests is a series of Master Portfolio Trust, a Maryland business trust. It is governed by a Declaration of Trust similar to the Fund’s Declaration of Trust. Whenever a vote is submitted to the Portfolio’s investors, the Fund will generally call a meeting of its own shareholders, and will vote its shares in the Portfolio in accordance with the instructions it receives from its shareholders and will vote any shares for which it does not receive voting instructions from its shareholders in the same proportion as the shares of the Fund’s shareholders who do give voting instructions. Alternatively, without seeking instructions from its shareholders, the Fund could vote its shares in the Portfolio in proportion to the vote of all the other investors in the Portfolio.

The Fund may add to or reduce its investment in the Portfolio on each business day. At 4:00 p.m., Eastern time, on each such business day, the value of each investor’s interest in the Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage representing that investor’s share of the aggregate beneficial interests in the Portfolio effective for that day. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor’s percentage of the aggregate beneficial interests in the Portfolio is then re-computed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Portfolio as of 4:00 p.m., Eastern time, on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m., Eastern time, on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio.

The percentage so determined is then applied to determine the value of the investor’s interest in the Portfolio as of 4:00 p.m., Eastern time, on the following business day of the Portfolio.

11. CERTAIN ADDITIONAL TAX MATTERS

The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisers about the impact an investment in the Fund may have on their own tax situations.

Taxation of the Fund

The Fund has elected to be treated and intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund’s gross income, the amount of

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Fund distributions, and the composition of the Fund’s portfolio assets. Provided all such requirements are met and all of the Fund’s net investment income and realized capital gains are distributed to shareholders in accordance with the timing requirements imposed by the Code, no federal income or excise taxes will be required to be paid by the Fund. If the Fund should fail to qualify as a regulated investment company for any year, the Fund would incur a regular corporate federal and state income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to shareholders and would generally be subject to withholding at the rate of 30% in the case of shareholders who are neither citizens nor residents of the United States. As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay any Massachusetts income or excise taxes.

Taxation of Shareholders

Taxation of Distributions. Shareholders of the Fund will generally have to pay federal income taxes and any state or local income taxes on the dividends and capital gain distributions they receive from the Fund. Any distributions from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in reinvested additional shares. Because the Fund does not expect to receive dividends from U.S. corporations, it is expected that no Fund dividends will qualify for the dividends received deduction for corporations. For the same reason, the Fund does not expect any distributions to be treated as “qualified dividend income,” which is taxed at reduced rates for non-corporate shareholders. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

Any Fund distribution of net capital gain or net short-term capital gain will have the effect of reducing the per share net asset value of shares in the fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

Although shareholders of the Fund generally will have to pay state and local income taxes on the dividends and capital gain distributions they receive from the Fund, distributions of the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but not generally capital gains realized upon the dispositions of such obligations) may be exempt from state and local income taxes. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

Disposition of Shares. In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a redemption of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales.

Foreign Income Taxes. Investment income received by the Fund from non-U.S. investments may be subject to foreign income taxes withheld at the source; the Fund does not expect to be able to pass through to shareholders any foreign tax credit or deduction with respect to those foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on these investments. It is not possible to determine the Fund’s effective rate of foreign tax in advance since that rate depends upon the proportion of the Portfolio’s assets ultimately invested within various countries.

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Non-U.S. Persons. The Fund will generally withhold federal income tax at the rate of 30% on taxable dividends and other payments subject to such withholding taxes that are made to persons who are neither citizens nor residents of the United States. The Fund may withhold at a lower rate permitted by an applicable treaty if the shareholder provides the documentation required by the Fund. For Fund taxable years beginning in 2006 and 2007, the Fund will not withhold with respect to dividends designated as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from interest and from original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. The Fund anticipates that substantially all distributions will be designated as interest-related dividends. Distributions received from the Fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

Backup Withholding. The Fund is required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, including capital gain dividends, redemption proceeds, and certain other payments that are paid to any non-corporate shareholder (including any such shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the withholding tax on persons who are neither citizens nor residents of the United States described in the preceding paragraph.

12. CERTAIN ADDITIONAL LEGAL MATTERS

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGMI”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended

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Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, Salomon Brothers Asset Management Inc, SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Funds were not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

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Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

The Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangements described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

***

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Funds’ investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Funds’ investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

***

On September 16, 2005, the staff of the SEC informed SBFM and ClearBridge Asset Management Inc (formerly Salomon Brothers Asset Management Inc) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and ClearBridge Asset Management Inc for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or ClearBridge Asset Management Inc.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

***

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

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The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. It is uncertain when the court will decide the motion. No assurance can be given as to the outcome of this matter.

***

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

13. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

KPMG LLP, independent registered public accounting firm, 345 Park Avenue, New York, NY 10154, has been selected to audit and report upon the Portfolio’s and the Fund’s financial statements and financial highlights for the fiscal year ending August 31, 2007.

The audited financial statements of Citi Institutional Enhanced Income Fund’s predecessor (Statement of Assets and Liabilities as of August 31, 2006, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the period from September 23, 2004 (commencement of operations) to August 31, 2006, Notes to Financial Statements and Report of Independent Registered Public Accounting Firm), and of the Institutional Enhanced Portfolio’s predecessor (Schedule of Investments as of August 31, 2006, Statement of Assets and Liabilities as of August 31, 2006, Statement of Operations for the year ended August 31, 2006, Statement of Changes in Net Assets for the years ended August 31, 2005 and 2006, Financial Highlights for each of the years in the three-year period ended August 31, 2006 and the period from March 11, 2003 (commencement of operations) to August 31, 2003, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm) each of which is included in the Annual Report to Shareholders of the Fund, are incorporated by reference into this Statement of Additional Information (Filed on November 9, 2006; Accession Number 0000930413-06-007803).

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APPENDIX A—Proxy Voting Policies and Procedures

Western Asset Management Company

Proxy Voting Policy

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, longstanding fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

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Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

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d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

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I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

A-4

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

A-5

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers - i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

A-6

CITISM INSTITUTIONAL ENHANCED INCOME FUND

INVESTMENT MANAGER AND SUBADVISER

Legg Mason Partners Fund Advisor, LLC

399 Park Avenue

New York, NY 10022

Western Asset Management Company

385 East Colorado Boulevard

Pasadena, CA 91101

DISTRIBUTORS

Citigroup Global Markets Inc.

388 Greenwich Street

New York, NY 10013

Legg Mason Investor Services, LLC

100 Light Street

Baltimore, Maryland 21202

TRANSFER AGENT

Boston Financial Data Services, Inc.

2 Heritage Drive

North Quincy, MA 02171

CUSTODIAN

State Street Bank and Trust Company

225 Franklin Street, Boston, MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue, New York, NY 10154

LEGAL COUNSEL

Bingham McCutchen LLP

150 Federal Street, Boston, MA 02110

Filed under Rule 497 (C)
File Nos. 33-49552 and 811-6740

SMASh Series M Fund

SMASh Series C Fund

SMASh Series EC Fund

SMASh Series MEC Fund

Supplement dated April 16, 2007

to Prospectus dated March 1, 2007

The attached prospectus is now dated April 16, 2007.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, each of the SMASh Series Funds assumed the assets and liabilities of a predecessor fund with the same name. The fund is now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly fixed-income-type funds. The prospectus is supplemented as shown below to reflect this change. Any information in the prospectus relating to a fund prior to the date of this prospectus refers to the fund’s predecessor.

Management—Other Information

The paragraph beneath the heading “Other information” in the “Management” section of the prospectus is deleted.

FD04173 04/07

PROSPECTUS

March 1, 2007

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners SMASh Series Funds

SMASh Series M Fund

SMASh Series C Fund

SMASh Series EC Fund

SMASh Series MEC Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners SMASh Series Funds

Investments and risks

SMASh Series M Fund

Investment objective

The Fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management.

Principal investment strategies

Key investments

Under normal market conditions, the Fund expects to invest primarily in a combination of U.S. dollar denominated and non-U.S. dollar denominated investment grade debt obligations of both U.S. and non-U.S. issuers (including emerging market issuers) and in hedging transactions relating to such investments. The Fund intends to invest a substantial portion of its assets in mortgage-related securities, U.S. government securities and money market instruments. The mortgage-related securities in which the Fund intends to invest include securities issued by agencies of the U.S. government or by private companies, including commercial mortgage-backed securities. Additionally, the Fund intends to invest in asset-backed and inflation-protected securities and to engage in dollar rolls on mortgage-related securities. The Fund may also enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, bond and interest rate futures, options on bonds, options on bond and interest rate futures, swaps, forwards, options on swaps, and commodity and commodity index futures, options, swaps and structured notes.

The Fund may borrow in certain circumstances, to the extent consistent with the Fund’s fundamental investment restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices, such as the use of derivatives for speculative purposes or investments in mortgage dollar rolls, may also result in economic leverage.

The Fund’s target average effective duration is expected to range between 6 months to 10 years. The Fund’s average effective duration may fall outside of its expected average effective duration range due to market movements. If this happens, the portfolio managers will take action to bring the Fund’s average effective duration back within the Fund’s expected average effective duration range within a reasonable period of time. The duration of a fixed-income security is the weighted average maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond has a duration of 4 years, its price will fall about 4% when interest rates rise by 1%. Like duration, effective duration measures the expected sensitivity of market price to changes in interest rates, but takes into account unique aspects of certain bonds (for example, some bonds can be prepaid by the issuer).

The Fund may invest in securities through an underlying mutual fund.

2         Legg Mason Partners Funds

Principal risks of investing in the fund

Investors could lose money on their investment in the Fund, or the Fund may not perform as well as other investments, if:

■	The issuer of a security owned by the Fund defaults on its obligation to pay principal and/or interest, or the security’s credit rating is downgraded
■	Interest rates increase, causing the prices of fixed-income securities to decline and reducing the value of the Fund’s portfolio
■

Interest rates decline, causing the issuers of fixed-income securities held by the Fund to pay principal earlier than scheduled or exercise a right to call the securities, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment or call risk

■

Interest rates increase, resulting in slower than expected principal prepayments extending the average life of fixed-income securities held by the Fund, thus locking in below-market interest rates and reducing the value of these securities. This is known as extension risk

■	The prices of derivatives move in unexpected ways, especially in abnormal market conditions, or a derivative magnifies or otherwise increases investment losses to the Fund
■	Adverse governmental action or political, economic or market instability affects a foreign country or region
■	An unhedged currency in which a security is priced declines in value relative to the U.S. dollar
■

An issuer of a government security held by the Fund that is not guaranteed or backed by the full faith and credit of the U.S. Treasury becomes unable to make required payments or the issuer’s actual or perceived creditworthiness declines

■	The portfolio managers’ judgment about the attractiveness, value or income potential of a particular security or sector or about interest rate trends proves incorrect

Payments of principal and interest on mortgage-backed securities issued by instrumentalities of the U.S. government are guaranteed solely by the issuer and are not guaranteed by the U.S. government. Although payments of principal and interest on mortgage-backed securities issued by some U.S. agencies are guaranteed by the full faith and credit of the U.S. government, the guarantee does not apply to losses resulting from declines in their market values.

Borrowing and other transactions used for leverage may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow or engage in such transactions. This is because leverage tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Leverage thus creates an opportunity for greater gains, but also greater losses. To repay such obligations, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with engaging in leverage, and these costs would offset and could eliminate the Fund’s net investment income in any given period.

Less developed foreign countries in which the Fund may invest have less liquid and more volatile markets than in the U.S. In some of these countries, there is also less information available about issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. In addition, investing in foreign issuers, including emerging market issuers, may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger, more developed countries.

Legg Mason Partners SMASh Series Funds         3

SMASh Series C Fund

Investment objective

The Fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management.

Principal investment strategies

Key investments

The Fund invests in a portfolio of debt obligations of various maturities. Under normal market conditions, the Fund expects to invest primarily in corporate obligations. The Fund currently limits its investments to U.S. dollar denominated investment grade debt obligations. The Fund is also permitted to invest in the securities of non-U.S. issuers. The portfolio managers generally may invest the Fund’s assets in the securities of issuers located in several different countries, but may at times invest the Fund’s assets in the securities of issuers located in only one country or in a relatively small number of countries, including in any emerging market country or countries. Currently the Fund does not contemplate investing 25% or more of its assets in a single country or a small number of countries, except in the United States, Brazil, Egypt, Mexico, the Philippines or Russia. The portfolio managers may invest a significant portion of the Fund’s assets in various industry sectors, to the extent consistent with the Fund’s fundamental investment restrictions. In purchasing debt obligations for the Fund, the portfolio managers may take full advantage of the entire range of maturities and durations, and may adjust the average maturity or duration of the investments held by the Fund from time to time, depending on their assessment of the relative yields of securities of different maturities and durations and their expectations of future changes in interest rates.

The Fund may also enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, bond and interest rate futures, options on bonds, options on bond and interest rate futures, swaps, forwards, options on swaps, and commodity and commodity index futures, options, swaps and structured notes. The Fund may also enter into credit default swap contracts and portfolios of securities that track credit default swap indices.

The Fund may borrow in certain circumstances, to the extent consistent with the Fund’s fundamental investment restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices, such as the use of derivatives for speculative purposes or investments in mortgage dollar rolls, may also result in economic leverage.

The Fund may invest in securities through an underlying mutual fund.

Principal risks of investing in the fund

Investors could lose money on their investment in the Fund, or the Fund may not perform as well as other investments, if:

■	The issuer of a security owned by the Fund defaults on its obligation to pay principal and/or interest, or the security’s credit rating is downgraded
■	Interest rates increase, causing the prices of fixed-income securities to decline and reducing the value of the Fund’s portfolio

4         Legg Mason Partners Funds

■

Interest rates decline, causing the issuers of fixed-income securities held by the Fund to pay principal earlier than scheduled or exercise a right to call the securities, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment or call risk

■

Interest rates increase, resulting in slower than expected principal prepayments extending the average life of fixed-income securities held by the Fund, thus locking in below-market interest rates and reducing the value of these securities. This is known as extension risk

■	The prices of derivatives move in unexpected ways, especially in abnormal market conditions, or a derivative magnifies or otherwise increases investment losses to the Fund
■	Adverse governmental action or political, economic or market instability affects a foreign country or region
■	The portfolio managers’ judgment about the attractiveness, value or income potential of a particular security or sector or about interest rate trends proves incorrect

Borrowing and other transactions used for leverage may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow or engage in such transactions. This is because leverage tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Leverage thus creates an opportunity for greater gains, but also greater losses. To repay such obligations, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with engaging in leverage, and these costs would offset and could eliminate the Fund’s net investment income in any given period.

Less developed foreign countries in which the Fund may invest have less liquid and more volatile markets than in the U.S. In some of these countries, there is also less information available about issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. In addition, investing in U.S. dollar denominated securities of foreign issuers may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger, more developed countries.

The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent the Fund concentrates its assets in a particular issuer, the Fund will be more susceptible to the negative events affecting that issuer.

Legg Mason Partners SMASh Series Funds         5

SMASh Series EC Fund

Investment objective

The Fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management.

Principal investment strategies

Key investments

The Fund has a flexible investment strategy and invests in a variety of securities and instruments and uses a variety of investment techniques in pursuing its objective. Under normal market conditions, the Fund expects to invest primarily in any combination of U.S. dollar denominated and non-U.S. dollar denominated debt obligations (including loans and loan participations) of both U.S and non-U.S. issuers (including emerging market issuers) and in hedging transactions relating to such investments. The portfolio managers generally may invest the Fund’s assets in the securities of issuers located in several different countries, but may at times invest the Fund’s assets in the securities of issuers located in only one country or in a relatively small number of countries, including in any emerging market country or countries. Currently the Fund does not contemplate investing 25% or more of its assets in a single country or a small number of countries, except in the United States, Brazil, Egypt, Mexico, the Philippines or Russia. The portfolio managers may invest a significant portion of the Fund’s assets in various industry sectors, to the extent consistent with the Fund’s fundamental investment restrictions. In purchasing debt obligations for the Fund, the portfolio managers may take full advantage of the entire range of maturities and durations, and may adjust the average maturity or duration of the investments held by the Fund from time to time, depending on their assessment of the relative yields of securities of different maturities and durations and their expectations of future changes in interest rates.

The Fund may invest without limit in both investment grade and below investment grade debt obligations rated C or above by Standard & Poor’s (or the equivalent). Below investment grade debt obligations are commonly known as “junk bonds” or “high yield securities.” The Fund may invest without limit in loans, loan participations and fixed-income securities that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate such as the Prime Rate, the London Inter-Bank Offered Rate or another generally recognized base lending rate. The Fund may also invest in structured notes, including total return swaps and credit-linked notes. The values of structured notes are linked to reference instruments, including currencies, other securities, interest rates, commodities, indices or other financial indicators, and a structured note’s interest rate or principal amount payable at maturity may vary based on changes in one or more reference instruments. The Fund may also enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, bond and interest rate futures, options on bonds, options on bond and interest rate futures, swaps, forwards, options on swaps, and commodity and commodity index futures, options, swaps and structured notes.

The fund may also enter into credit default swap contracts and portfolios of securities that track credit default swap indices.

6         Legg Mason Partners Funds

The Fund may borrow in certain circumstances, to the extent consistent with the Fund’s fundamental investment restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices, such as the use of derivatives for speculative purposes or investments in mortgage dollar rolls, may also result in economic leverage.

The Fund may invest in securities through an underlying mutual fund.

Principal risks of investing in the fund

Investors could lose money on their investment in the Fund, or the Fund may not perform as well as other investments, if:

■

The issuer of a security owned by the Fund defaults on its obligation to pay principal and/or interest, or the security’s credit rating is downgraded. This risk is greater for high yield fixed-income securities than for fixed-income securities of higher credit quality

■	Interest rates increase, causing the prices of fixed-income securities to decline and reducing the value of the Fund’s portfolio
■

Interest rates decline, causing the issuers of fixed-income securities held by the Fund to pay principal earlier than scheduled or exercise a right to call the securities, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment or call risk

■

Interest rates increase, resulting in slower than expected principal prepayments extending the average life of fixed-income securities held by the Fund, thus locking in below-market interest rates and reducing the value of these securities. This is known as extension risk

■	The prices of derivatives move in unexpected ways, especially in abnormal market conditions, or a derivative magnifies or otherwise increases investment losses to the Fund
■	Adverse governmental action or political, economic or market instability affects a foreign country or region
■	An unhedged currency in which a security is priced declines in value relative to the U.S. dollar
■	The portfolio managers’ judgment about the attractiveness, value or income potential of a particular security or sector or about interest rate trends proves incorrect

High yield securities, commonly known as “junk bonds,” are considered speculative and, compared to investment grade securities, tend to have:

■	More volatile prices and increased price sensitivity to adverse economic and business developments
■	Greater risk of loss due to default or declining credit quality
■	Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments
■	Lesser liquidity

Borrowing and other transactions used for leverage may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow or engage in such transactions. This is because leverage tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Leverage thus creates an opportunity for greater gains, but also greater losses. To repay such obligations, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with engaging in leverage, and these costs would offset and could eliminate the Fund’s net investment income in any given period.

Legg Mason Partners SMASh Series Funds         7

Less developed foreign countries in which the Fund may invest have less liquid and more volatile markets than in the U.S. In some of these countries, there is also less information available about issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. In addition, investing in foreign issuers, including emerging market issuers, may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger, more developed countries.

The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent the Fund concentrates its assets in a particular issuer, the Fund will be more susceptible to the negative events affecting that issuer.

8         Legg Mason Partners Funds

SMASh Series MEC Fund

Investment objective

The Fund seeks to maximize current income exempt from regular federal income tax.

Principal investment strategies

Key investments

Under normal market conditions, the Fund expects to invest primarily in municipal securities. Municipal securities include bonds and leases issued by any of the 50 states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is exempt from regular federal income tax (but may be subject to federal alternative minimum tax). The Fund may invest without limit in both investment grade and below investment grade debt obligations rated C or above by Standard & Poor’s (or the equivalent). Below investment grade securities are commonly known as “junk bonds” or “high yield securities.” In purchasing debt obligations for the Fund, the portfolio managers may take full advantage of the entire range of maturities and durations, and may adjust the average maturity or duration of the investments held by the Fund from time to time, depending on their assessment of the relative yields of securities of different maturities and durations and their expectations of future changes in interest rates.

The Fund may invest in securities through an underlying mutual fund.

Principal risks of investing in the fund

Investors could lose money on their investment in the Fund, or the Fund may not perform as well as other investments, if:

■

The issuer of a security owned by the Fund defaults on its obligation to pay principal and/or interest, or the security’s credit rating is downgraded. This risk is greater for high yield fixed-income securities than for fixed-income securities of higher credit quality

■	Interest rates increase, causing the prices of fixed-income securities to decline and reducing the value of the Fund’s portfolio
■

Interest rates decline, causing the issuers of fixed-income securities held by the Fund to pay principal earlier than scheduled or exercise a right to call the securities, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment or call risk

■

Interest rates increase, resulting in slower than expected principal prepayments extending the average life of fixed-income securities held by the Fund, thus locking in below-market interest rates and reducing the value of these securities. This is known as extension risk

■	Municipal securities fall out of favor with investors
■	Unfavorable legislation affects the tax-exempt status of municipal securities
■	The portfolio managers’ judgment about the attractiveness, value or income potential of a particular security or sector or about interest rate trends proves incorrect

High yield securities, commonly known as “junk bonds,” are considered speculative and, compared to investment grade securities, tend to have:

■	More volatile prices and increased price sensitivity to adverse economic and business developments

Legg Mason Partners SMASh Series Funds         9

■	Greater risk of loss due to default or declining credit quality
■	Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments
■	Lesser liquidity

It is possible that some of the Fund’s income distributions may be, and distributions of the Fund’s gains generally will be, subject to federal taxation. The Fund may realize gains subject to regular federal income taxation on the sale of its securities or on transactions in derivatives. Distributions of the Fund’s income may be subject to the federal alternative minimum tax. In addition, distributions of the Fund’s income and gains will generally be subject to state and local personal income taxes and state and local corporate income and franchise taxes.

The Fund purchases municipal securities the interest on which, in the opinion of Fund counsel, is exempt from federal income tax. Neither the Fund’s manager nor the Fund guarantees that this opinion is correct and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with Fund counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, then interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly and a portion of the distributions to Fund shareholders could be recharacterized as taxable.

10         Legg Mason Partners Funds

Performance information

Securities and Exchange Commission (the “SEC”) rules do not require performance charts and tables for the Funds because they have not yet had a full calendar year of operations.

Fee table

This table sets forth the fees and expenses you may pay if you invest in Fund shares.

Shareholders should be aware that, as shown under “Management Fees” in the table below, the Funds pay no fees under their management and advisory agreements to the Funds’ manager and subadvisers. However, Fund shareholders all are participants in separately managed account programs and pay fees to program sponsors for the costs and expenses of the programs, including fees for investment advice and portfolio execution. When a program participant, alone or with his or her program sponsor, elects to allocate assets to an investment strategy managed by an affiliate of the Funds’ manager and subadvisers, that affiliate receives a fee from the program sponsor for managing those assets, including assets that may be invested in the Funds. In certain cases, a participant will pay a fee for investment advice directly to an affiliate of the Fund’s manager in its capacity as adviser or subadviser to the participant’s managed account.

Shareholder Fees

(paid directly from your investment)	All Funds
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None

Annual Fund Operating Expenses(1)

(paid by the Fund as a % of net assets)	Management Fees(2)	Distribution and/or Service (12b-1) Fees	Other Expenses(3)	Total Annual Fund Operating Expenses	Fee Waiver/ Expense Reimburse- ments(4)	Net Expenses
SMASh Series M Fund	0.00%	None	0.18%	0.18%	(0.18)%	0.00%

SMASh Series C Fund	0.00%	None	0.44%	0.44%	(0.44)%	0.00%

SMASh Series EC Fund	0.00%	None	0.35%	0.35%	(0.35)%	0.00%

SMASh Series MEC Fund	0.00%	None	%(5)	%(5)	%(5)	0.00%

(1)

Each Fund may invest in securities through an underlying mutual fund. In such cases, this table reflects the direct expenses of the Fund and its allocated share of the expenses of the underlying mutual fund.

(2)

None of the Funds’ manager nor the Funds’ subadvisers charges a management fee to the Funds. Shareholders should be aware, however, that the Funds are an integral part of separately managed account programs, and the Funds’ manager and the Funds’ subadvisers will be compensated directly or indirectly by separately managed account program sponsors. Such compensation will be disclosed in the Funds’ financial statements.

(3)

The amounts set forth in “Other Expenses” reflect estimated operating expenses of the Funds for the current fiscal year that are paid for by the Funds’ manager. This amount has been estimated based on expenses each Fund expects to incur during its current fiscal year.

(4)

The Funds’ manager has entered into a one-year expense reimbursement agreement with the Funds pursuant to which the Funds’ manager has agreed to reimburse 100% of each Fund’s ordinary operating expenses. The expense reimbursement agreement does not cover brokerage, taxes and extraordinary expenses.

(5)

On the date of this Prospectus, shares of SMASh Series MEC Fund are not offered for purchase. Prior to any offering of shares of SMASh Series MEC Fund, the Fee table will be supplemented to reflect “Other expenses,” “Total Annual Fund Operating Expenses” and “Fee Waiver/Expense Reimbursements” for SMASh Series MEC Fund.

Legg Mason Partners SMASh Series Funds         11

Examples

These examples help you compare the costs of investing in the Funds with the costs of investing in other mutual funds. Your actual cost may be higher or lower. The examples assume:

■	You invest $10,000 in the Fund for the period shown
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for purposes of these examples and is not a prediction of a Fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	Each Fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of Years You Own Your Shares

	1 Year		3 Years
SMASh Series M Fund	$18		$58

SMASh Series C Fund	$45		$141

SMASh Series EC Fund	$36		$113

SMASh Series MEC Fund		$(1)		$(1)

(1)

On the date of this Prospectus, shares of SMASh Series MEC Fund are not offered for purchase. Prior to any offering of shares of SMASh Series MEC Fund, this table will be supplemented to reflect costs of investing in SMASh Series MEC Fund.

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More on the funds’ investments

Each Fund’s investment objective and principal investment strategies and risks are described under the section entitled “Investments and risks” above. This section provides further information about the investment strategies that may be used by a Fund to achieve its investment objective. Of course, there is no assurance that a Fund will achieve its investment objective. The Funds’ Board may change a Fund’s investment objective, investment strategies and other policies without shareholder approval.

Percentage limitations

Compliance with any policy or limitation for a Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy or limitation will not be violated if these percentages are exceeded after purchase because of changes in the market value of the Fund’s assets.

Credit quality

Ratings express only the opinion of the rating agency and are not guarantees of quality. Securities may be rated by different agencies, and if a security receives different ratings from these agencies, a Fund will treat the securities as being rated in the highest rating category received. For unrated securities, the Fund’s subadviser or subadvisers, as applicable, will determine a comparable credit rating. Credit rating criteria are applied at the time a Fund purchases a fixed-income security. A Fund may choose not to sell securities that are downgraded after their purchase below the Fund’s minimum acceptable credit rating. The Funds’ credit standards also apply to counterparties to over the counter derivatives contracts. Convertible securities are not subject to any minimum credit quality requirements. Investment grade debt obligations are securities rated at the time of purchase at least Baa/BBB by at least one nationally recognized statistical ratings organization (“NRSRO”) (or, if unrated, of comparable quality as determined by the Fund’s subadviser or subadvisers, as applicable). Below investment grade debt obligations are securities not rated Baa/BBB or above by at least one NRSRO (or, if unrated, of comparable quality as determined by the Fund’s subadviser or subadvisers, as applicable).

Debt obligations

Subject to its particular investment policies, a Fund may invest in all types of debt obligations, which are securities used by issuers to borrow money. Debt obligations include bonds, notes (including structured notes), debentures, commercial paper and other money market instruments issued by banks, corporations, local, state and national governments and instrumentalities, both U.S. and foreign, and supranational entities, mortgage-related and asset-backed securities, convertible securities, and loan participations and assignments. Debt obligations may be fixed-income securities, or have various types of payment and reset terms or features, including adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Certain types of debt obligations are described below.

High yield, lower quality securities

As described under “Credit quality” above, high yield, lower quality securities are securities that are not rated Baa/BBB or above by at least one NRSRO (or, if unrated, of

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comparable quality as determined by the Fund’s subadviser or subadvisers, as applicable). These securities are commonly known as “junk bonds.” The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates.

Securities rated below investment grade are considered speculative and, compared to investment grade securities, tend to have more volatile prices and:

■	Increased price sensitivity to adverse economic and business developments
■	Greater risk of loss due to default or declining credit quality
■	Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments
■	Lesser liquidity

Subject to its particular investment policies, a Fund may also invest in distressed debt securities. Distressed debt securities are debt securities that are subject to bankruptcy proceedings or are in default or are at imminent risk of being in default. Distressed debt securities are speculative and involve substantial risk. Generally, a Fund will invest in distressed debt securities when the portfolio managers believe they offer significant potential for higher returns or can be exchanged for other securities (e.g. equity securities) that offer this potential. However, there can be no assurance that the issuer will make an exchange offer or adopt a plan of reorganization. A Fund will generally not receive interest payments on distressed debt securities and may incur costs to protect its investment. In addition, principal may not be repaid. Distressed debt securities and any securities received in an exchange may be difficult to sell and may be subject to restrictions on resale.

Inflation-protected securities

Inflation-protected securities (“IPS”) are fixed-income securities that are structured to provide protection against inflation and whose principal value or coupon (interest payment) is periodically adjusted according to the rate of inflation. Inflation-protected securities include U.S. Treasury Inflation-Protected Securities (“U.S. TIPS”), as well as other bonds issued by U.S. and non-U.S. government agencies and instrumentalities or corporations and derivatives related to these securities. If the index measuring inflation falls, the principal value or coupon of IPS will be adjusted downward. Consequently, the interest payable on these securities will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is not guaranteed for IPS. As a result, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

U.S. TIPS are IPS issued by the U.S. Department of the Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation (as currently represented by the non-seasonally adjusted Consumer Price Index for All Urban Consumers (the “CPI”), calculated with a three-month lag). U.S. TIPS pay interest semi-annually, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond, this interest may be paid on an increasing or decreasing principal amount that has been adjusted for inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed. The current market value of U.S. TIPS is not guaranteed and will fluctuate.

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The value of IPS held by a Fund fluctuates in response to changes in real interest rates. In addition, if nominal interest rates increase at a faster rate than inflation, causing real interest rates to rise, it will lead to a decrease in the value of IPS.

Derivatives contracts

A Fund may, but need not, use derivative contracts, such as options on securities or currencies, forward foreign currency contracts, interest rate futures and options on interest rate futures:

■	To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in stock market prices, currency exchange rates or interest rates
■	As a substitute for buying or selling securities
■	As a cash flow management technique
■	To enhance the Fund’s return as a non-hedging strategy that may be considered speculative

A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the Fund’s currency, securities market and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, exchange rates or securities markets are changing. A Fund may not fully benefit from, or may lose money on, derivatives if changes in their value do not correspond as anticipated to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed-income securities. Derivatives can also make a Fund less liquid and harder to value, especially in declining markets.

Sovereign government and supranational debt

A Fund may invest in all types of fixed-income securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include:

■	Fixed-income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries
■	Fixed-income securities issued by government owned, controlled or sponsored entities located in emerging market countries
■	Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers referred to in the preceding bullets
■	Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness
■	Participations in loans between emerging market governments and financial institutions
■

Fixed-income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development. Sovereign government and supranational debt involve many of the risks described below of “Foreign and emerging markets investments” as well as the risk of debt moratorium, repudiation or renegotiation, and a Fund may be unable to enforce its rights against the issuers.

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Yankee bonds

A Fund may invest in Yankee Bonds, which are U.S. dollar denominated fixed-income securities of foreign issuers. The value of these securities may decline (i) if the U.S. and/or foreign fixed-income markets decline, (ii) if an adverse event depresses the value of an issuer’s securities, or (iii) because of foreign government actions, political instability or limited availability of accurate information about foreign companies.

Dollar roll transactions

A Fund may enter into dollar roll transactions in which a Fund sells a fixed-income security for delivery in the current month and simultaneously contracts to purchase substantially similar (same type, coupon and maturity) securities at an agreed upon future time and price. During this “roll” period, the Fund forgoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The Fund would also be able to earn income by investing the proceeds of the initial sale.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that a Fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, a Fund may be adversely affected.

Dollar roll transactions may result in a form of leverage that increases a Fund’s sensitivity to interest rate changes and may increase the overall risk of investing in the Fund.

Foreign and emerging market investments

A Fund may invest in foreign securities, including those of issuers in emerging market countries. A Fund may invest directly in foreign issuers or invest in depositary receipts. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly.

Investing in foreign issuers, including emerging market issuers, may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger, more developed countries. These risks are more pronounced to the extent the Fund invests in issuers in countries with emerging markets or if the Fund invests significantly in one country. These risks may include the following:

■	Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices
■

Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the portfolio managers may not be able to sell the Fund’s portfolio securities in amounts and at prices the portfolio managers consider reasonable, or the Fund may have difficulty determining the fair value of its securities

■	The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading
■	The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession
■	Economic, political and social developments may adversely affect non-U.S. securities markets

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■

Certain emerging market countries, such as Russia, may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection

Funds investing in securities denominated in foreign currencies may engage in forward foreign currency contracts. See “Derivatives contracts” above.

Mortgage-backed and asset-backed securities

The Funds may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private companies including government related entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. Government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property, including both residential and commercial property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgages or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Interest-only and principal-only mortgage-backed securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the prepayment assumptions about those investments and income flows a Fund receives from them. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

Investments in corporate loans

A Fund may invest in corporate loans. The primary risk in an investment in corporate loans is that borrowers may be unable to meet their interest and/or principal payment obligations. A Fund may acquire an interest in corporate loans by purchasing both participations in and assignments of portions of corporate loans from third parties. Corporate loans in which a Fund may invest may be either collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in corporate loans that hold a more senior position in the borrower’s capital structure or are secured with collateral. A Fund’s policy limiting its investments in illiquid securities will be applicable to corporate loans, which are also subject to the risks generally associated with investments in illiquid securities.

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Investments in cash or money market instruments

A portion of a Fund’s total assets may be invested in cash and money market instruments at any time.

Illiquid securities

A Fund may invest up to 15% of its net assets in securities that the portfolio managers consider to be illiquid. The Fund may not be able to sell these illiquid investments at the best prices. Investments in derivatives, non-U.S. investments, restricted securities, securities having small market capitalization, and securities having substantial market and/or credit risk tend to involve greater liquidity risk.

Investment structure

A Fund may not invest directly in securities but instead may invest through an underlying mutual fund having the same goals and strategies. In such cases, unless otherwise indicated, references to a Fund in this Prospectus include the underlying fund. A Fund may stop investing in its underlying fund at any time, and it will do so if the Fund’s Board believes that to be in the shareholders’ best interests.

Portfolio turnover

A Fund may engage in active and frequent trading to achieve its principal investment objective. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading also increases transaction costs, which could detract from Fund performance.

Defensive investing

A Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash without regard to any percentage limitations. If a Fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Other investments

A Fund may also use other strategies and invest in other securities, including those that are described, along with their risks, in the Funds’ Statement of Additional Information (the “SAI”). However, a Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. There also are many other factors, which are not described here, that could adversely affect your investment and that could prevent a Fund from achieving its investment objective.

Portfolio holdings

The Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities are described in the SAI.

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Management

Manager and subadvisers

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Manager”) is each Fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of each Fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the Funds.

Western Asset Management Company (“Western Asset”) and, for SMASh Series M, C and EC Funds, Western Asset Management Company Limited (“Western Asset Limited” and Western Asset, each a “Subadviser,” and together, the “Subadvisers”) provide the day-to-day portfolio management of the Funds as subadvisers. Western Asset serves as Subadviser to each Fund and has retained Western Asset Limited to serve as Subadviser with respect to the non-U.S. dollar denominated portions of SMASh Series M, C and EC Funds. The Funds pay no advisory or other fees for these services to LMPFA, Western Asset or Western Asset Limited.

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset Limited has offices at 10 Exchange Place, London, England. Western Asset and Western Asset Limited act as investment advisers to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2006, Western Asset’s total assets under management were approximately $403 billion, and Western Asset Limited’s total assets under management were approximately $98 billion.

LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $945 billion.

Portfolio managers

SMASh Series M Fund

The Fund is managed by a team of portfolio managers, sector specialists and other investment professionals led by S. Kenneth Leech, Stephen A. Walsh, Ronald D. Mass and Mark S. Lindbloom who are responsible for the day-to-day strategic oversight of the Fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Fund invests, and have served as portfolio managers to the Fund since its inception. As portfolio managers, their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions. Messrs. Leech, Walsh and Mass are portfolio managers at Western Asset and have been employed by Western Asset for more than five years. Mr. Lindbloom has been employed by Western Asset as a portfolio manager since 2006. Prior to that time, he was a Managing Director of Salomon Brothers Asset Management, Inc. and a senior portfolio manager responsible for managing its Mortgage/Corporate Group and was associated with Citigroup, Inc. (“Citigroup”) or its predecessor companies since 1986.

Legg Mason Partners SMASh Series Funds         19

SMASh Series C Fund

The Fund is managed by a team of portfolio managers, sector specialists and other investment professionals led by S. Kenneth Leech, Stephen A. Walsh and Jeffrey D. Van Schaick who are responsible for the day-to-day strategic oversight of the Fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Fund invests, and have served as portfolio managers to the Fund since its inception. As portfolio managers, their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions. Messrs. Leech, Walsh and Van Schaick are portfolio managers of Western Asset and have been employed by Western Asset as portfolio managers for more than five years.

SMASh Series EC Fund

The Fund is managed by a team of portfolio managers, sector specialists and other investment professionals led by S. Kenneth Leech, Stephen A. Walsh, Michael C. Buchanan, Timothy J. Settel and Keith J. Gardner who are responsible for the day-to-day strategic oversight of the Fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Fund invests, and have served as portfolio managers to the Fund since its inception. As portfolio managers, their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions. Messrs. Leech, Walsh, Settel and Gardner are portfolio managers of Western Asset and have been employed by Western Asset for more than five years. Mr. Buchanan has been employed by Western Asset as a portfolio manager since 2005. Prior to that time, he was a Managing Director and head of U.S. Credit Products at Credit Suisse Asset Management from 2003 to 2005. Mr. Buchanan served as Executive Vice President and portfolio manager for Janus Capital Management in 2003. Prior to joining Janus Capital Management, Mr. Buchanan was a Managing Director and head of High Yield Trading at Blackrock Financial Management from 1998 to 2003.

SMASh Series MEC Fund

The Fund is managed by a team of portfolio managers, sector specialists and other investment professionals led by S. Kenneth Leech, Stephen A. Walsh, Ronald E. Perry, Joseph P. Deane and Robert E. Amodeo who are responsible for the day-to-day strategic oversight of the Fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Fund invests, and have served as portfolio managers to the Fund since its inception. As portfolio managers, their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions. Messrs. Leech and Walsh are portfolio managers of Western Asset and have been employed by Western Asset for more than five years. Messrs. Perry, Deane and Amodeo have been employed by Western Asset as portfolio managers since 2005. Prior to that time, Mr. Perry was a portfolio manager with Citigroup Asset Management from 1983 to 2005; Mr. Deane was a Managing Director with Citigroup Asset Management from 1993 to 2005; and Mr. Amodeo was a Managing Director and portfolio manager with Salomon Brothers Asset Management Inc. from 1992 to 2005. Mr. Deane has been with Legg Mason or its predecessor firms since 1972.

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The SAI provides additional information about the compensation of portfolio managers, other accounts managed by the portfolio managers and any Fund shares held by the portfolio managers.

Management and sub-advisory agreements

A discussion regarding the basis for the Board’s approval of each Fund’s management agreement and sub-advisory agreement(s) will be available in the Fund’s Semi-Annual Report for the six-month period ending April 30, 2007.

Other information

The Funds’ Board and (where required) shareholders have approved a number of initiatives designed to streamline and restructure the fund complex. These initiatives include the election of a new Board, the grouping of funds overseen by the Board for organizational and governance purposes with other funds in the fund complex that are predominantly fixed-income-type funds, and the adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. The SAI provides additional information about these initiatives. The organizational and governance proposals would affect the Funds, and you will not have an opportunity to vote on such proposals. These matters generally are expected to be effectuated during the first half of 2007.

Distributor

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the Funds’ distributor.

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Buying shares

Shares of a Fund are purchased at net asset value without a sales charge or other fee.

Except for shares purchased by initial investors in the Funds, shares of the Funds may be purchased only by or on behalf of separately managed account clients where an affiliate of LMPFA has an agreement to serve as investment adviser or subadviser (each such affiliate, a “Managed Account Adviser”) to the account with the managed account program sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client.

There are no maximum or minimum investment requirements in the Funds (although your Program Sponsor may have certain investment requirements). Purchase orders are made based on instructions from your Managed Account Adviser to the broker/dealer who executes trades for your account. To make a purchase, your broker/dealer must submit a purchase order to the Funds’ transfer agent, either directly or through an appropriate clearing agency (e.g., the National Securities Clearing Corporation — Fund/SERV).

For more information about buying shares, please contact your Program Sponsor.

Redeeming shares

Redemption orders are made based on instructions from your Managed Account Adviser to the broker/dealer who executes trades for the account. Shares of a Fund can be redeemed through the broker/dealer on any day the New York Stock Exchange (the “NYSE”) is open. Shares of a Fund may be held only by investors participating in an eligible managed account program and cannot be transferred. The Funds reserve the right to redeem shares of any investor if the investor ceases to be a participant in an eligible managed account program. The liquidation of Fund shares will have tax consequences for the investor. Each investor, by participating in a managed account program that purchases Fund shares, agrees to the redemption of such Fund shares upon termination of its participation in such program. Subject to applicable law, the Funds may, with prior notice, adopt other policies from time to time requiring mandatory redemptions of shares in certain circumstances.

For more information about redeeming shares, please contact your Program Sponsor.

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Other things to know about transactions

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a Fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on a Fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a Fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund’s investment objective. Frequent trading may cause a Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from a Fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that a Fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the Fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other Funds could also be affected.

Because of the potential harm to the Funds and their long-term shareholders, the Funds’ Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Funds may limit additional exchanges or purchases of Fund shares by shareholders who are believed by the Manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of Fund shares, but the Funds reserve the right to reject any purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Manager believes to be obvious market timing, the Manager will seek to block future purchases of Fund shares by that account. Where surveillance of a particular account indicates activity that the Manager believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity.

Because the Funds are designed to be components of separately managed accounts that also invest, at the direction of the Managed Account Adviser, in individual securities and other investments, Fund shares may be purchased or redeemed on a frequent basis for rebalancing purposes or in order to invest new monies (including through dividend reinvestment) or to accommodate reductions in account size. The Funds are managed in a manner that is consistent with their role in separately managed accounts. Because all purchase and redemption orders are initiated by the Managed Account Adviser, managed account clients are not in a position to effect purchase and redemption orders and are, therefore, unable to directly trade in Fund shares.

Share certificates

Share certificates will not be issued for the Funds.

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Dividends, distributions and taxes

Dividends and distributions

The Funds generally pay dividends monthly and make capital gain distributions, if any, once a year. The Funds may pay additional distributions and dividends at other times if necessary for a Fund to avoid a federal tax. The Funds expect distributions to be primarily from income. Capital gain distributions and dividends will be paid in cash into your managed account, unless you direct a Fund to reinvest capital gain distributions and dividends in additional Fund shares. Dividends and capital gain distributions are normally taxable whether received in cash or reinvested in Fund shares.

Each Fund intends to elect to be treated and to qualify as a “regulated investment company” for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes in a timely manner to all shareholders. Each Fund will distribute substantially all its net investment income and net realized capital gains to its shareholders on a current basis. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes to you. If a Fund should fail to qualify as a regulated investment company in any tax year, that Fund would be subject to a regular corporate federal income tax, and possibly state and local taxes, on its taxable income and gains, and Fund distributions to you would be taxed as dividend income to the extent of the Fund’s earnings and profits.

Taxes

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the Funds.

Transaction	Federal income tax status
Redemption of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Long-term capital gain distributions	Long-term capital gain

Dividends (including distributions of net short-term capital gain)	Ordinary income (except in the case of dividends attributable to “qualified dividend income,” as discussed below)

Distributions from a Fund (whether paid in cash or reinvested in shares of the Fund) will generally be taxable to shareholders (other than qualified retirement plans and other tax-exempt investors) as ordinary income to the extent derived from the Fund’s investment income and net short-term gains. Fund distributions of net capital gains (the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) that are properly designated by a Fund as capital gain dividends will generally be taxable to shareholders as long-term capital gains without regard to the length of time shareholders have held their shares. Long-term capital gains rates applicable to most individual shareholders have been temporarily reduced for taxable years beginning before January 1, 2011 — in general to 15%, with lower rates applying to taxpayers in the 10% and 15% ordinary income tax rate brackets. For taxable years beginning

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before January 1, 2011, distributions of investment income properly designated by a Fund as derived from “qualified dividend income” will be taxable in the hands of individuals at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. Because the Funds invest primarily in fixed-income securities, it is not expected that any significant portion of distributions will be derived from qualified dividend income. Distributions derived from interest on U.S. government securities (but not distributions from gain from the sale of such securities) may be exempt from state and local taxes. Some dividends paid in January may be taxable as if they had been paid the previous December.

Fund distributions will reduce the Fund’s net asset value per share. Therefore, if you buy shares shortly before the record date of a distribution, you may pay full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution. Shareholders can avoid this by investing after the record date of a distribution.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situations.

A Fund’s investments in non-U.S. securities may be subject to withholding taxes at the source on dividend or interest payments. In that case, the Fund’s yield on those securities would be decreased. In certain circumstances, a Fund may be eligible to elect to “pass through” to its shareholders foreign income taxes that it pays, in which case a shareholder will be required to include its share of those taxes in gross income as a distribution from that Fund. Shareholders may then be entitled to claim a credit (or deduction, if that shareholder itemizes deductions) with respect to such non-U.S. taxes, subject to certain limitations. It is unlikely that any of the Funds will qualify to make this election. In addition, a Fund’s investments in non-U.S. securities or non-U.S. currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

In addition to income tax on a Fund’s distributions, any gain resulting from a sale (other than by an IRA or other tax-exempt investor) of Fund shares will generally be subject to federal income tax. An exchange of shares generally will be treated as a sale of Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

Investments in certain debt obligations, including obligations issued at a discount and inflation-indexed investments, may cause a Fund to recognize taxable income in excess of the cash generated by such obligations. In order to distribute this income and avoid a tax on the applicable Fund, a Fund could be required at times to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional gain or loss.

In general, dividends and certain other payments (other than capital gain dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Internal Revenue Code of 1986, as amended (the “Code”) (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of the Funds beginning before January 1, 2008, the Funds generally will not be required to withhold any amounts with respect to

Legg Mason Partners SMASh Series Funds         25

properly designated dividends of (i) a Fund’s net income derived from interest and from original issue discount, subject to certain exceptions and limitations, and (ii) net short-term capital gains of a Fund for the taxable year in excess of net long-term capital losses, if any.

After the end of each year, the Fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the Fund with your correct taxpayer identification number and any required certifications or you are otherwise subject to backup withholding, you may be subject to backup withholding, currently at a rate of 28%, on your distributions, dividends and redemption proceeds. Backup withholding will not, however, apply to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the Funds.

26         Legg Mason Partners Funds

Share price

You may buy or redeem shares at their net asset value next determined after receipt of the request in good order. For each Fund, net asset value per share is the value of its assets, minus its liabilities, divided by the number of shares outstanding. Net asset value is calculated separately for each Fund. Each Fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value the Funds’ securities for the purposes of determining each Fund’s net asset value. The valuation of the securities of each Fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the Funds to the Manager.

Each Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. Each Fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time, as the Manager believes that these valuations typically reflect the largest trading volume in the foreign currency markets. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of a Fund’s net asset value on the same date is considered a significant event, as described below, in response to which the Fund may use fair valuation procedures to value the affected investments. The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Funds’ Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the Manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the Manager believes that they are unreliable, the Manager may price securities using fair value procedures approved by the Board. Because the Funds may invest in securities of issuers located in emerging markets and securities rated below investment grade — some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable — the Funds may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of domestic issuers. Each Fund may also use fair value procedures if the Manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the Fund prices its shares.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Legg Mason Partners SMASh Series Funds         27

A Fund may invest in securities that are listed on foreign exchanges that trade on weekends and other days when the Fund does not price its shares. Therefore, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem the Fund’s shares.

As noted above, orders to buy or redeem shares are made based on instructions from your Managed Account Adviser to the broker/dealer who executes trades for the account. In order to buy or redeem shares at that day’s price, the broker/dealer must receive the order on behalf of the separately managed account before the NYSE closes. If the NYSE closes early, the broker/dealer must receive the order prior to the actual closing time.

28         Legg Mason Partners Funds

Financial highlights

Because the Funds have not yet had a full calendar year of operations, no financial highlights are available.

Legg Mason Partners SMASh Series Funds         29

(Investment Company file no. 811-06740)

FD04017

Legg Mason Partners SMASh Series Funds

You may visit the Legg Mason Partners’ website at http://www.leggmason.com/InvestorServices for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about each Fund’s investments is available in the Funds’ Annual and Semi-Annual Reports to shareholders. In each Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance.

The Funds send only one report to a household if more than one account has the same last name and same address. Contact your Program Sponsor if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about each Fund and is incorporated by reference into (and is legally a part of) this Prospectus.

You can make inquiries about the Funds or obtain shareholder reports or the SAI (without charge) by contacting your Program Sponsor, by calling Legg Mason Partners Shareholder Services at 800-451-2010, or by writing to the Funds at 125 Broad Street, New York, New York 10004.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the Funds that is not in this Prospectus, you should not rely upon that information. Neither the Funds nor the distributor are offering to sell shares of a Fund to any person to whom the Fund may not lawfully sell its shares.

Filed under Rule 497 (C)
File Nos. 33-49552 and 811-6740

April 16, 2007

SMASH SERIES FUNDS

SMASh Series M Fund

SMASh Series C Fund

SMASh Series EC Fund

SMASh Series MEC Fund

125 Broad Street

New York, New York 10004

(800) 451-2010

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (this “SAI”) is not a prospectus and is meant to be read in conjunction with the current prospectus of each of the above named SMASh Series Funds (each, a “fund,” and collectively, the “funds” or the “SMASh Series Funds”) dated April 16, 2007 (the “Prospectus”), and is incorporated by reference in its entirety into the Prospectus.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, each fund assumed the assets and liabilities of a predecessor fund with the same name. The funds are now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly fixed-income-type funds, and are series of Legg Mason Partners Institutional Trust (the “Trust”), a Maryland business trust. Certain historical information in the SAI is that of the funds’ predecessors.

Additional information about the each fund’s investments is available in the funds’ annual and semi-annual reports to shareholders. These reports contain financial statements that are incorporated herein by reference. A Prospectus and copies of the reports may be obtained free of charge by contacting the funds’ distributor’s financial advisor or registered representative, a broker/dealer, a financial intermediary or a financial institution that has entered into an agreement with the funds’ distributor (each called a “Service Agent”), or by writing or calling the funds at the address or telephone number set forth above. Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as each fund’s distributor.

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective Prospectus.

INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

The Prospectus discusses each fund’s investment objective and policies. Each fund’s investment objective may be changed without shareholder approval.

The following discussion supplements the description of each fund’s investment policies in the Prospectus.

As described under “Master/Feeder Structure” below, each SMASh Series Fund may invest all of its investable assets in an underlying fund which has the same investment objective and policies as the SMASh Series Fund. Since the investment characteristics of the underlying fund will correspond directly to those of the applicable SMASh Series Fund, the following applies both to the SMASh Series Funds and the underlying funds.

Principal Strategies and Investment Objectives

SMASh Series M Fund

The fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management.

Under normal market conditions, the fund expects to invest primarily in a combination of U.S. dollar denominated and non-U.S. dollar denominated investment grade debt obligations of both U.S. and non-U.S. issuers (including emerging market issuers) and in hedging transactions relating to such investments. The fund intends to invest a substantial portion of its assets in mortgage-related securities, U.S. government securities and money market instruments. The mortgage-related securities in which the fund intends to invest include securities issued by agencies of the U.S. government or by private companies, including commercial mortgage-backed securities. Additionally, the fund intends to invest in asset-backed and inflation-protected securities and to engage in dollar rolls on mortgage-related securities. The fund may also enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, bond and interest rate futures, options on bonds, options on bond and interest rate futures, swaps, forwards, options on swaps, and commodity and commodity index futures, options, swaps and structured notes.

The fund may borrow in certain circumstances, to the extent consistent with the fund’s fundamental investment restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices, such as the use of derivatives for speculative purposes or investments in mortgage dollar rolls, may also result in economic leverage.

The fund’s target average effective duration is expected to range between 6 months to 10 years. The fund’s average effective duration may fall outside of its expected average effective duration range due to market movements. If this happens, the portfolio managers will take action to bring the fund’s average effective duration back within the fund’s expected average effective duration range within a reasonable period of time. The duration of a fixed-income security is the weighted average maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond has a duration of 4 years, its price will fall about 4% when interest rates rise by 1%. Like duration, effective duration measures the expected sensitivity of market price to changes in interest rates, but takes into account unique aspects of certain bonds (for example, some bonds can be prepaid by the issuer).

The fund may invest in securities through an underlying mutual fund.

SMASh Series C Fund

The fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management.

The fund invests in a portfolio of debt obligations of various maturities. Under normal market conditions, the fund expects to invest primarily in corporate obligations. The fund currently limits its investments to U.S. dollar denominated investment grade debt obligations.

The fund is also permitted to invest in the securities of non-U.S. issuers. The portfolio managers generally may invest the fund’s assets in the securities of issuers located in several different countries, but may at times invest the fund’s assets in the securities of issuers located in only one country or in a relatively small number of countries, including in any emerging market country or countries. Currently the fund does not contemplate investing 25% or more of its assets in a single country or a small number of countries, except in the United States, Brazil, Egypt, Mexico, the Philippines or Russia. The portfolio managers may invest a significant portion of the Fund’s assets in various industry sectors, to the extent consistent with the fund’s fundamental investment restrictions. In purchasing debt obligations for the fund, the portfolio managers may take full advantage of the entire range of maturities and durations, and may adjust the average maturity or duration of the investments held by the fund from time to time, depending on their assessment of the relative yields of securities of different maturities and durations and their expectations of future changes in interest rates.

The fund may also enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, bond and interest rate futures, options on bonds, options on bond and interest rate futures, swaps, forwards, options on swaps, and commodity and commodity index futures, options, swaps and structured notes. The fund may also enter into credit default swap contracts and portfolios of securities that track credit default swap indices.

The fund may borrow in certain circumstances, to the extent consistent with the fund’s fundamental investment restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices, such as the use of derivatives for speculative purposes or investments in mortgage dollar rolls, may also result in economic leverage.

The fund may invest in securities through an underlying mutual fund.

SMASh Series EC Fund

The fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management.

The fund has a flexible investment strategy and invests in a variety of securities and instruments and uses a variety of investment techniques in pursuing its objective. Under normal market conditions, the fund expects to invest primarily in any combination of U.S. dollar denominated and non-U.S. dollar denominated debt obligations (including loans and loan participations) of both U.S and non-U.S. issuers (including emerging market issuers) and in hedging transactions relating to such investments. The portfolio managers generally may invest the fund’s assets in the securities of issuers located in several different countries, but may at times invest the fund’s assets in the securities of issuers located in only one country or in a relatively small number of countries, including in any emerging market country or countries. Currently the fund does not contemplate investing 25% or more of its assets in a single country or a small number of countries, except in the United States, Brazil, Egypt, Mexico, the Philippines or Russia. The portfolio managers may invest a significant portion of the fund’s assets in various industry sectors, to the extent consistent with the fund’s fundamental investment restrictions. In purchasing debt obligations for the fund, the portfolio managers may take full advantage of the entire range of maturities and durations, and may adjust the average maturity or duration of the investments held by the fund from time to time, depending on their assessment of the relative yields of securities of different maturities and durations and their expectations of future changes in interest rates.

The fund may invest without limit in both investment grade and below investment grade debt obligations rated C or above by Standard & Poor’s (or the equivalent). Below investment grade debt obligations are commonly known as “junk bonds” or “high yield securities.” The fund may invest without limit in loans, loan participations and fixed-income securities that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate such as the Prime Rate, the London Inter-Bank Offered Rate or another generally recognized base lending rate. The fund may also invest in structured notes, including total return swaps and credit-linked notes. The values of structured notes are linked to reference instruments, including currencies, other securities, interest rates, commodities, indices or other financial indicators, and a structured note’s interest rate or principal amount payable at maturity may vary based on changes in one or more reference instruments. The fund may also enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, bond and interest rate futures, options on bonds, options on bond and interest rate futures, swaps, forwards, options on swaps, and commodity and commodity index futures, options, swaps and structured notes.

The fund may also enter into credit default swap contracts and portfolios of securities that track credit default swap indices.

The fund may borrow in certain circumstances, to the extent consistent with the fund’s fundamental investment restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices, such as the use of derivatives for speculative purposes or investments in mortgage dollar rolls, may also result in economic leverage.

The fund may invest in securities through an underlying mutual fund.

SMASh Series MEC Fund

The fund seeks to maximize current income exempt from regular federal income tax.

Under normal market conditions, the fund expects to invest primarily in municipal securities. Municipal securities include bonds and leases issued by any of the 50 states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is exempt from regular federal income tax (but may be subject to federal alternative minimum tax). The fund may invest without limit in both investment grade and below investment grade debt obligations rated C or above by Standard & Poor’s (or the equivalent). Below investment grade securities are commonly known as “junk bonds” or “high yield securities.” In purchasing debt obligations for the fund, the portfolio managers may take full advantage of the entire range of maturities and durations, and may adjust the average maturity or duration of the investments held by the fund from time to time, depending on their assessment of the relative yields of securities of different maturities and durations and their expectations of future changes in interest rates.

The fund may borrow in certain circumstances, to the extent consistent with the fund’s fundamental investment restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices, such as the use of derivatives for speculative purposes or investments in mortgage dollar rolls, may also result in economic leverage.

The fund may invest in securities through an underlying mutual fund.

Additional Information

Each fund’s principal investment strategies are described above. The following provides additional information on these principal strategies and describes other investment strategies that may be used by the funds.

Adjustable Rate Mortgage Securities

Unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by, or represent, interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. In this event, the value of the mortgage securities in a fund would likely decrease. Also, the prices of these securities could vary to the extent that current yields on adjustable rate mortgage securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgages is based lags behind changes in market rates. During periods of declining interest rates, income to a fund derived from adjustable rate mortgages which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgage securities also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

Asset-Backed Securities

Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized.

Bank Obligations

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations.

Bank obligations that may be purchased by a fund include certificates of deposit, banker’s acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations. Certain of a fund’s investments may become subject to exchange controls or foreign withholding taxes. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to a fund’s investments, the effect may be to reduce the income received by the fund on such investments.

Borrowing

The funds may borrow in certain circumstances. As discussed under “Investment Policies,” below, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings.

The SEC takes the position that transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing, including, among others, engaging in mortgage dollar rolls, can be viewed as constituting a form of borrowing and therefore senior securities of the fund for purposes of the 1940 Act. Such a transaction will not be considered to constitute the issuance of a “senior security” by a fund and will not be subject to the 300% asset coverage requirement described above, if the fund establishes a segregated account with its custodian bank in which it maintains cash, U.S. government securities or other liquid assets equal in value to its obligations in respect of the transaction, or uses other methods permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder, to “cover” the transaction.

Borrowing and other transactions used for leverage may cause the value of a fund’s shares to be more volatile than if the fund did not borrow or engage in such transactions. This is because leverage tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Leverage thus creates an opportunity for greater gains, but also greater losses. To repay such obligations, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with engaging in leverage, and these costs would offset and could eliminate a fund’s net investment income in any given period.

Brady Bonds

Brady Bonds are securities created through the exchange of existing commercial loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the fund to suffer a loss of interest or principal on any of its holdings.

Collateralized Debt Obligations

The funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses. The funds will not invest in CDOs that are managed by the Manager or its affiliates.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly or defalcate.

Collateralized Mortgage Obligations and Multiclass Pass-through Securities

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as “Mortgage Assets”). Multiclass pass-through securities are interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. Planned amortization class bonds (“PAC Bonds”) are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

Commercial Paper

Commercial paper consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as a fund, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes.

Master demand notes are unsecured obligations of U.S. corporations redeemable upon notice that permit investment by a mutual fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the fund and the issuing corporation. Because master demand notes are direct arrangements between the fund and the issuing corporation, there is no secondary market for the notes. The notes are, however, redeemable at face value plus accrued interest at any time. However, a fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.

Common Stock

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Common stocks do not represent an obligation of the issuer, and do not offer the degree of protection of debt securities. The issuance of debt securities or preferred stock by an issuer will create prior claims which could adversely affect the rights of holders of common stock with respect to the assets of the issuer upon liquidation or bankruptcy.

Convertible Securities

Convertible securities are typically preferred stock or bonds that are convertible into common stock at a specified price or conversion ratio. Because they have the characteristics of both fixed-income securities and common stock, convertible securities are sometimes called “hybrid” securities. Convertible bonds, debentures and notes are debt obligations offering a stated interest rate; convertible preferred stocks are senior securities of a company offering a stated dividend rate. Convertible securities will at times be priced in the market like other fixed-income securities—that is, their prices will tend to rise when interest rates decline and will tend to fall when interest rates rise. However, because a convertible security provides an option to the holder to exchange the security for either a specified number of the issuer’s common shares at a stated price per share or the cash value of such common shares, the security market price will tend to fluctuate in relationship to the price of the common shares into which it is convertible. Thus, convertible securities will ordinarily provide opportunities for producing both current income and longer-term capital appreciation. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer’s non-convertible debt obligations or preferred stock.

Debt Obligations

Debt obligations include bonds, debentures, notes, commercial paper, loans, and other instruments issued by banks, corporations, local and state and national governments, both U.S. and foreign, and supranational entities. Debt obligations are typically fixed-income obligations, but may have a variable or adjustable rate of interest. Changes in market yields will affect a fund’s net asset value as prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline.

While debt securities carrying the fourth highest quality rating (Baa by Moody’s or BBB by S&P) are considered investment grade and are viewed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such debt securities lack outstanding investment characteristics and in fact have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. Debt securities rated lower than investment grade are called high yield securities. See “High Yield Securities” below.

In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a “call option” and redeems the security during a time of declining interest rates, a fund may realize a capital loss on its investment if the security was purchased at a premium and a fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the fund. Conversely, during periods of rising interest rates, redemption or prepayment rates may slow, leading to an extension in the expected maturity of the obligation, leading to greater price volatility.

Deferred Interest Bonds

Deferred interest bonds are debt obligations that generally provide for a period of delay before the regular payment of interest begins and that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. A fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund’s regulated investment company distribution obligations.

Depositary Receipts

Securities of foreign issuers may be purchased directly or through depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other securities representing underlying shares of foreign companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

ADRs, EDRs and GDRs are issued through “sponsored” or “unsponsored” arrangements. In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary’s transaction fees are paid by the holders. In addition, less information is generally available in the United States about the issuer of an unsponsored depositary receipt as it is for the issuer of a sponsored depositary receipt.

Derivatives

The funds may use various investment strategies described below to hedge market risks (such as broad or specific market movements, interest rates and currency exchange rates), to manage the effective maturity or duration of debt instruments held by a fund, or to seek to enhance a fund’s income or gain.

A fund may purchase and sell interest rate, single stock, currency or stock or bond index futures contracts and enter into currency transactions; purchase and sell (or write) exchange listed and over-the-counter (“OTC”) put and call options on securities, currencies, futures contracts, indices and other financial instruments; enter into interest rate transactions, swaps and related transactions; invest in indexed securities; and enter into other similar transactions, including those which may be developed in the future to the extent that the Subadviser determines that they are consistent with the applicable fund’s investment objective and policies and applicable regulatory requirements (collectively, these transactions are referred to as “Derivatives”). A fund’s interest rate transactions may take the form of swaps, caps, floors and collars or other transactions, and a fund’s currency transactions may take the form of currency forward contracts, currency futures contracts and options thereof, currency swaps and options on currencies or other transactions.

The funds are operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the funds, from registration as a “commodity pool operator” with respect to the funds under the Commodity Exchange Act, and therefore, are not subject to registration or regulation with respect to the funds under the Commodity Exchange Act. The use of certain Derivatives in certain circumstances will require that a fund segregate cash or other liquid assets to the extent the fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. See “Use of Segregated and Other Special Account” below.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent a Subadviser’s view as to certain market movements is incorrect, the risk that the use of Derivatives could result in significantly greater losses than if it had not been used. See “Risk Factors Associated with Derivatives” below. The degree of a fund’s use of Derivatives may be limited by certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”).

Futures Contracts

A fund may trade futures contracts on domestic and foreign exchanges on currencies, interest rates and bond indices, and on domestic and foreign exchanges on single stocks and stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). A fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodities Futures Trading Commission (“CFTC”). Maintaining a futures contract or selling an option on a futures contract will typically require a fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances particularly in the case of single stock futures). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. If a fund enters into futures contracts and options thereon, the fund will comply with the cover or asset segregation requirements described below under “Use of Segregated and Other Special Accounts and Cover.”

Interest Rate Futures Contracts

A fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed-income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at the time of the contract. For example, if a fund owns bonds, and interest rates are expected to increase, the fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the fund would increase at approximately the same rate, thereby keeping the net asset value of each fund from declining as much as it otherwise would have. A fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows a fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when a Subadviser expects that interest rates may decline, a fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, a fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, a fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not all) cases, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

Single Stock Futures

Trading is permitted on U.S. exchanges of standardized futures contacts on individual equity securities, such as common stocks, exchange traded funds and American Depositary Receipts, as well as narrow-based securities indices, generally called security futures contracts or “SFCs.” As with other futures contracts, a SFC involves an agreement to purchase or sell in the future a specific quantity of shares of a security or the component securities of the index. The initial margin requirements (typically 20 percent) are generally higher than with other futures contracts. Trading SFCs involves many of the same risks as trading other futures contracts, including the risks involved with leverage, and losses are potentially unlimited. Under certain market conditions, for example if trading is halted due to unusual trading activity in either the SFC or the underlying security due to recent new events involving the issuer of the security, it may be difficult or impossible for a fund to liquidate its position or manage risk by entering into an offsetting position. In addition, the prices of the SFCs may not correlate as anticipated with the prices of the underlying security. And unlike options on securities in which a fund may invest, where a fund had a position in a SFC, the fund has both the right and the obligation to buy or sell the security at a future date, or otherwise offset its position.

Options

In order to hedge or to increase income or gain, funds may purchase put and call options or write (sell) put and call options on futures contracts on stock indices, interest rates and currencies. In addition, in order to hedge or to increase its income, a fund may purchase put and call options and write put and call options on securities, indices, currencies and other financial instruments. A fund may utilize options on currencies in order to hedge against currency exchange rate risks. Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described below. If a fund enters into options transaction, the fund will comply with the cover or asset segregation requirements described below under “Use of Segregated and Other Special Accounts and Cover.”

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. A fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund’s purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but may also be applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, including options on securities, currencies and financial instruments generally settle for cash, although physical settlement may be required in some cases. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “Counterparties” and individually referred to as a “Counterparty”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Subadviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a fund and the amount of a fund’s obligation pursuant to an OTC option sold by the fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the fund or will increase the fund’s income. Similarly, the sale of put options can also provide a hedge for a fund.

A fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. Even though a fund will receive the option premium to help protect it against loss, a call sold by a fund will expose the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument that it might otherwise have sold.

A fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. A fund may enter into a closing purchase transaction in which the fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should a fund choose to exercise an option, the fund will receive, in the case of a call option, or sell in the case of a put option, the securities, commodities or commodity futures contracts underlying the exercised option.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

A fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the fund’s investment objective and the restrictions set forth herein.

In all cases except for certain options on interest rate futures contracts, by writing a call, a fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the fund’s obligation as writer of the option continues. By writing a put, a fund bears the risk of a decrease in the market value of the underlying investment below the exercise price of the option for as long as the fund’s obligation as writer of the option continues. Upon the exercise of a put option written by a fund, the fund may suffer an economic loss equal to the difference between the price at which the fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a fund, the fund may suffer an economic loss equal to an amount not less than the excess of the investment’s market value at the time of the option exercise over the fund’s acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the fund and the fund’s acquisition cost of the investment.

In all cases except for certain options on interest rate futures contracts, in purchasing a put option, a fund will seek to benefit from, or protect against, a decline in the market price of the underlying investment, while in purchasing a call option, a fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

In the case of certain options on interest rate futures contracts, a fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. If a fund writes a covered call option on interest rate futures contracts, a fund will limit its opportunity to profit from a fall in interest rates. If a fund writes a covered put option on interest rate futures contracts, a fund will limit its opportunity to profit from a rise in interest rates.

A fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, a fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

a. Options on Stocks and Stock Indices.    A fund may purchase put and call options and write put and call options on stocks and stock indices listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the fund. In addition, a fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Options traded may include the Standard & Poor’s 100 Index of Composite Stocks, Standard & Poor’s 500 Index of Composite Stocks (the “S&P 500 Index”), the New York Stock Exchange Composite Index, the American Stock Exchange (“AMEX”) Market Value Index, the National Over-the-Counter Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

If the Subadviser expects general stock market prices to rise, a fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the fund’s index option or futures contract resulting from the increase in the index. If, on the other hand, the Subadviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in a fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the fund’s position in such put option or futures contract.

b. Options on Currencies.    A fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described below in “Currency Transactions.”

c. Options on Futures Contracts.    A fund may purchase put and call options and write put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the fund. If the fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Swaps and Related Transactions

The funds may enter into swaps and may purchase or sell (i.e., write) caps, floors and collars. A fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the fund’s portfolio or against an increase in the price of the securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to enhance income or gain. Interest rate and equity swaps involve the exchange by a fund with another party of their respective commitments to make or receive payments based on a notional principal amount. If a fund enters into swaps and related transactions, the fund will comply with the cover or asset segregation requirements described below under “Use of Segregated and Other Special Accounts and Cover.”

The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor, which preserve a certain return within a predetermined range of values.

A fund may enter into swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the funds’ custodian in accordance with procedures established by the funds’ Board of Trustees (the “Board”). A fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the Subadviser deems to be creditworthy. The portfolio managers will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, a fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. Caps, floors and collars are more recent innovations and, accordingly, they are less liquid than swaps. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Subadviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the Subadviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

The liquidity of swap agreements will be determined by the portfolio managers based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset a fund’s rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

There is no limit on the amount of interest rate and equity swap transactions that may be entered into by a fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and equity swaps is limited to the net amount of payments that a fund is contractually obligated to make, if any. The effective use of swaps and related transactions by a fund may depend, among other things, on the fund’s ability to terminate the transactions at times when the Subadviser deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between a fund and counterparties to the transactions, the fund’s ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent a fund does not, or cannot, terminate such a transaction in a timely manner, the fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, a fund’s risk of loss is the net amount of payments that the fund contractually is entitled to receive, if any. A fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirements described below under “Use of Segregated and Other Special Accounts and Cover.”

Credit Default Swaps

A fund may enter into credit default swap contracts for hedging purposes or to add leverage to its portfolio. When used for hedging purposes, a fund would be the buyer of a credit default swap contract. In that case, the fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its total assets, the fund would be subject to investment exposure on the notional amount of the swap.

A fund may also invest in portfolios of securities that track credit default swap indices.

Indexed Securities

A fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Currency Transactions

A fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A currency forward contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described above under “Swaps and Related Transactions.” A fund may enter into currency transactions only with counterparties that the Subadviser deems to be creditworthy.

A fund may enter into currency forward contracts when the Subadviser believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar. In those circumstances, a fund may enter into a currency forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the fund’s portfolio securities denominated in such currency. Currency forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the fund, which will generally arise in connection with the purchase or sale of the fund’s portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

A fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the fund has or in which the fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the fund’s holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the fund’s securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the fund’s securities denominated in linked currencies.

Currency transactions are subject to risks different from other portfolio transactions, as discussed below under “Risk Factors Associated with Derivatives.” If a fund enters into a currency hedging transaction, the fund will comply with the cover or asset segregation requirements described below under “Use of Segregated and Other Special Accounts and Cover.”

Combined Transactions

A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Derivative, as part of a single or combined strategy when, in the judgment of the Subadviser, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a fund based on the Subadviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the fund’s objective.

Risk Factors Associated with Derivatives

Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent a Subadviser’s view as to certain market movements is incorrect, the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of a fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses. Although a fund’s use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the fund that might result from an increase in value of the position. There is also the risk of loss by a fund of margin deposits in the event of bankruptcy of a broker with whom the fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by a fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause a fund’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the fund did not invest in options.

As is the case with futures and options strategies, the effective use of swaps and related transactions by a fund may depend, among other things, on a fund’s ability to terminate the transactions at times when the Subadviser deems it desirable to do so. To the extent a fund does not, or cannot, terminate such a transaction in a timely manner, a fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Because the amount of interest and/or principal payments which the issuer of indexed securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Losses resulting from the use of Derivatives will reduce a fund’s net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used.

Risks of Derivatives Outside the United States

When conducted outside the United States, Derivatives transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts and Cover

Use of many Derivatives by a fund will require, among other things, that the fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian in accordance with procedures established by the Board. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a fund, for example, will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities that correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a fund will require the fund to segregate liquid assets equal to the exercise price. Except when a fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the fund to buy or sell a foreign currency will generally require the fund to hold an amount of that currency or liquid assets denominated in that currency equal to the fund’s obligations or to segregate liquid assets equal to the amount of the fund’s obligations.

OTC options entered into by a fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the fund will not be required to do so. As a result, when a fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by a fund other than those described above generally settle with physical delivery, and the fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery. If a fund enters into OTC option transactions, it will be subject to counterparty risk.

In the case of a futures contract or an option on a futures contract, a fund must deposit initial margin and, in some instances, daily variation margin with its futures commission merchant or custodian in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. A fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the fund’s net obligation, if any.

The methods described above are only examples of methods available for segregation, and derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A fund may cover such transactions using other methods currently or in the future permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations thereunder, or orders issued by the SEC thereunder. For these purposes, interpretation and guidance provided by the SEC staff will be taken into account. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives. A fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, a fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated. A fund’s liquidity and ability to manage its assets may be adversely affected when it sets aside cash or securities to cover its commitments.

Investors should note that a fund’s ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies.

Firm Commitments

Securities may be purchased on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A fund may sell such commitments before the settlement date if it is deemed advisable. A fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the fund’s commitments to purchase securities on a firm commitment basis or use other methods currently or in the future permitted under the 1940 Act, the rules and regulation thereunder, or orders issued by the SEC thereunder.

Floating and Variable Rate Instruments

Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by a fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. A fund will limit its purchases of floating and variable rate obligations to those of the same quality as the fixed-income securities which the fund is otherwise permitted to purchase. The Subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

Certain of the floating or variable rate obligations that may be purchased by a fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by a fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, each fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid.

A fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a fund’s custodian subject to a sub-custodian agreement approved by the fund between that bank and the fund’s custodian.

Foreign Securities and Foreign Issuers

Investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, greater difficulty in determining the fair value of securities, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions such as wars, terrorism, civil unrest and uprisings, and from fluctuating interest rates.

There may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for a fund to obtain or enforce a judgment against the issuers of such obligations.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of a fund’s income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by a fund, the lack of extensive operating experience of eligible foreign sub-custodians and legal limitations on the ability of a fund to recover assets held in custody by a foreign sub-custodian in the event of the sub-custodian’s bankruptcy.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits a fund’s ability to invest in any security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict a fund’s investments in certain foreign banks and other financial institutions.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in a fund incurring additional costs and delays in transporting such securities outside such countries. Delays in settlement or other problems could result in periods when assets of a fund are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause a fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a fund due to subsequent declines in the value of such portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Rules adopted under the 1940 Act permit a fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be “eligible sub-custodians,” as defined in the 1940 Act, for a fund, in which event the fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. A fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluation relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and, consequently, the value of certain securities held in a fund’s portfolio.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of a fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.

The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a fund. For example, the fund may be required in some countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the fund. Re-registration may in some instances not occur on a timely basis, resulting in a delay during which the fund may be denied certain of its rights as an investor.

Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect a fund. In addition, if a deterioration occurs in the country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require a fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the fund.
With respect to investments in certain emerging market countries, different legal standards may have an adverse impact on a fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a fund and may have an adverse impact on the investment performance of a fund.

High Yield Securities

Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have a current identifiable vulnerability to default or be in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value of securities held by a fund with a commensurate effect on the value of the fund’s shares.

Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody’s and S&P is set forth in Appendix B. The ratings of Moody’s and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of a fund holding such securities to dispose of particular portfolio investments, may adversely affect the fund’s net asset value per share and may limit the ability of such a fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value such fund’s portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of a fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in a fund’s portfolio may become illiquid and the proportion of the fund’s assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

High Yield Corporate Securities

While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. A fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

The development of a market for high yield non-U.S. corporate securities has been a relatively recent phenomenon. On the other hand, the market for high yield U.S. corporate debt securities is more established than that for high yield non-U.S. corporate debt securities, but has undergone significant changes in the past and may undergo significant changes in the future.

High yield non-U.S. and U.S. corporate securities in which the funds may invest include bonds, debentures, notes, commercial paper and preferred stock and will generally be unsecured. Most of the debt securities will bear interest at fixed rates. However, a fund may also invest in corporate debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

High Yield Foreign Sovereign Debt Securities

Investing in fixed and floating rate high yield foreign sovereign debt securities, especially in emerging market countries, will expose funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy towards the International Monetary fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor, especially in emerging market countries, to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluation may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt. The risks enumerated above are particularly heightened with regard to issuers in emerging market countries.

As a result of the foregoing, a governmental obligor, especially in an emerging market country, may default on its obligations. If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which certain of the funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Distressed Debt Securities

Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a fund or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of the Subadviser of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high yield securities are heightened by investing in distressed debt securities.

A fund will often make such investments only when the Subadviser believes it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the fund will received new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a fund makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the fund will receive any interest payments on the distressed debt securities, the fund will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed, and the fund may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan or reorganization is adopted with respect to the distressed debt securities held by the fund, there can be no assurance that the securities or other assets received by a fund in connection with such exchange offer or plan or reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the fund may be restricted from disposing of such securities.

Illiquid Securities

The funds may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public, or restricted securities. Restricted securities are generally securities that have been sold in the United States without registration under applicable securities laws, and are thus subject to restrictions on resale, except for those eligible for resale under Rule 144A. If a fund must sell restricted securities at times which otherwise might be considered to be disadvantageous (to satisfy redemptions, for example), the fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are “restricted” may involve added expenses to a fund should the fund be required to bear registration costs with respect to such securities. A fund could also be delayed in disposing of such securities which might have an adverse effect upon the price and timing of sales and the liquidity of the fund.

If a fund were to assume substantial positions in securities with limited trading markets, the activities of the fund could have an adverse effect upon the liquidity and marketability of such securities and the fund might not be able to dispose of its holdings in those securities at then current market prices. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value.

Inflation-Protected Securities

Inflation-protected securities are fixed-income securities that are structured to provide protection against inflation and whose principal value or coupon (stated interest rate) is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value or coupon of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is not guaranteed for inflation-protected securities, and, as a result, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-protected securities is expected to change in response to the changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in value of the inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected securities. There can be no assurance, however, that the value of inflation-protected securities will be directly correlated to the changes in interest rates. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

U.S. TIPS

U.S. TIPS are inflation-protected securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation (currently represented by the non-seasonally adjusted Consumer Price Index for All Urban Consumers (“CPI”), calculated with a three-month lag). U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond, this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. The CPI calculated by the U.S. Department of Treasury for the first day of each calendar month is the CPI for the third preceding calendar month. For example, the CPI used for April 1 in any year is the CPI for January of that year, which is reported in February. The factor used to calculate the principal amount of a U.S. TIPS each day is determined by a linear interpolation between the CPI for the first day of the month and the CPI on the first day of the next month.

The U.S. Treasury currently issues U.S. TIPS in ten-year maturities, and has announced its intention to issue U.S. TIPS with five- and twenty-year maturities. U.S. TIPS have previously been issued with maturities of five, ten and thirty years. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, a fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed and will fluctuate. If a fund purchases in the secondary market U.S. TIPS whose principal values have been adjusted upward due to inflation since issuance, the fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period a fund holds a U.S. TIPS, the fund may earn less on the security than on a conventional bond.

Investment Company Securities

Subject to applicable statutory and regulatory limitations, the funds may invest in shares of other investment companies, including shares of other mutual funds, closed-end funds, and unregistered investment companies. Investments in other investment companies are subject to the risk of the securities in which those investment companies invest. In addition, to the extent a fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of the fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.

The funds may invest in shares of mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically an ETF seeks to track the performance of an index, such as the S&P 500, the NASDAQ 100, the Lehman Treasury Bond Index, or more narrow sector or foreign indices, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give a fund exposure to the securities comprising the index on which the ETF is based. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day, bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. However, the portfolios held by index-based ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of index-based ETFs tend to closely track the actual net asset value of the underlying portfolios and a fund will generally gain or lose value depending on the performance of the index. However, gains or losses on a fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. In the future, as new products become available, a fund may invest in ETFs that are actively managed. Actively managed ETFs will likely not have the transparency of index-based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. The funds may invest in closed-end investment companies which hold securities of U.S. and/or non-U.S. issuers. Because shares of closed-end funds trade on an exchange, investments in closed-end investment funds may entail the additional risk that the market value of such investments may be substantially less than their net asset value.

Master/Feeder Structure

Each of the SMASh Series Funds may utilize a master/feeder structure by investing all of its investable assets in an underlying mutual fund: SMASh Series M Fund may invest its assets in SMASh Series M Portfolio; SMASh Series C Fund may invest its assets in SMASh Series C Portfolio; SMASh Series EC Fund may invest its assets in SMASh Series EC Portfolio; and SMASh Series MEC Fund may invest its assets in SMASh Series MEC Portfolio (SMASh Series M Portfolio, SMASh Series C Portfolio, SMASh Series EC Portfolio and SMASh Series MEC Portfolio, each, a “Portfolio” and, collectively, the “Portfolios”). Each Portfolio is a separate series of Master Portfolio Trust, which is an open-end management investment company. Each Portfolio has the same investment objective and policies as the SMASh Series Fund that may invest in the Portfolio.

The Board believes that the aggregate per share expenses of each SMASh Series Fund and the Portfolio in which it may invest will be less than or approximately equal to the expenses that the fund would incur if the assets of the fund were invested directly in the types of securities held by the Portfolio. If a fund does not invest in a Portfolio, or if it withdraws its investments in a Portfolio, the fund will invest directly in securities in accordance with its investment policies described herein. If a fund were to withdraw from a Portfolio, the fund could receive securities from the Portfolio instead of cash, causing the fund to incur brokerage, tax and other charges or leaving it with securities which may or may not be readily marketable or widely diversified.

A Portfolio may change its investment objective, policies and restrictions without approval by its investors. A change in investment objective, policies or restrictions may cause a fund to withdraw its investment in the Portfolio.

Master Portfolio Trust is organized as a trust under the laws of the State of Maryland. None of the Portfolios is required to hold annual meetings of investors, and none has any intention of doing so. However, when a Portfolio is required to do so by law or in the judgment of the trustees of the Portfolio it is necessary or desirable to do so, the Portfolio will submit matters to its investors for a vote. When a SMASh Series Fund is asked to vote on matters concerning a Portfolio (other than a vote to continue the Portfolio following the withdrawal of an investor), the fund will either hold a shareholder meeting and vote in accordance with shareholder instructions, or otherwise act in accordance with applicable law. See “Additional Information.” Of course a fund could be outvoted, or otherwise adversely affected, by other investors in the Portfolio.

A Portfolio may sell interests to investors in addition to a SMASh Series Fund.

Information about other holders of interests in the Portfolios is available from LMIS, 100 Light Street, Baltimore, Maryland 21202.

Inverse Floating Rate Obligations

Inverse floating rate obligations, or “inverse floaters” have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent) (the “reference rate”). Inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as London Inter-Bank Offered Rate (“LIBOR”) or Cost of funds Index (“COFI”). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. In addition, like most other fixed-income securities, the value of inverse floaters will generally decrease as interest rates increase.

Inverse floaters exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Loan Participations and Assignments

Loan participations and assignments are interests in loans and therefore are considered to be investments in debt securities. If a fund purchases a loan participation, the fund typically will have a contractual relationship only with the lender that sold the participation, and not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing loan participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A fund will acquire loan participations only if the lender interpositioned between the fund and the borrower is determined by the Subadviser to be creditworthy. When a fund purchases assignments from lenders, the fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

A fund may have difficulty disposing of assignments and loan participations. In certain cases, the market for such instruments is not highly liquid, and therefore the fund anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a fund’s ability to dispose of particular assignments or loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

The Board has adopted policies and procedures for the purpose of determining whether holdings are liquid or illiquid. The determination as to whether a particular loan participation or assignment is liquid or illiquid, depends upon the frequency of quotes, the number of dealers willing to sell and the number of potential purchasers, the nature of the loan participation or assignment, the time needed to dispose of it and the contractual provisions of the relevant documentation. To the extent that liquid assignments and loan participation that a fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a fund’s assets invested in illiquid assets would increase.

In valuing a loan participation or assignment held by a fund for which a secondary trading market exists, the fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a fund’s loan participations and assignments will be valued in accordance with procedures adopted by the Board.

Loans of Portfolio Securities

The procedure for the lending of portfolio securities by a fund to brokers or dealers or other financial institutions will include the following features and conditions. The borrower of the securities will deposit cash or liquid securities with the fund in an amount equal to a minimum of 100% of the market value of the securities lent. The fund will invest the cash collateral in short-term debt securities, money market funds or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower and/or the lending agent who arranged the loan. If a fund receives securities as collateral, the fund will receive a fee from the borrower. If the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral. If the additional collateral is not paid, the loan will be immediately due and, if unpaid, the fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be “demand” loans and may be terminated by the fund or the borrower at any time. A fund will receive the equivalent of any dividends and interest paid on the securities lent and the loans will be structured to assure that the fund will be able to exercise its voting rights on the securities by terminating the loan. Because the borrower may terminate a loan at any time and return the loaned security to a fund, a fund bears the risk that it will be required to return the cash collateral underlying the loan at a time when the value of cash, as invested by the fund, has declined. The risks of lending portfolio securities, as with other extensions of secured credit, also consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially, or loss in the event that the value of the collateral, at the time of a default by the borrower, is less than the market value of the securities loaned. Loans will be made to firms deemed by the Subadviser to be of good standing and will not be made unless, in the judgment of the Subadviser, the consideration to be earned from such loans would justify the risk.

Money Market Instruments

Money market instruments are short-term debt obligations including U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities, repurchase agreements and certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current regulations of the Federal Deposit Insurance Company, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by a fund may not be fully insured. Money market instruments also include commercial paper and bankers acceptances and bank time deposits. Bankers acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity. Bank time deposits are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

Mortgage-Backed Securities

The following describes certain characteristics of mortgage-backed securities. It should be noted that new types of mortgage-backed securities are developed and marketed from time to time and that a fund may invest in those new types of mortgage-backed securities to the extent consistent with its investment objectives.

Mortgage-backed securities were introduced in the 1970s when the first pool of mortgage loans was converted into a mortgage pass-through security. Since the 1970s, the mortgage-backed securities market has vastly expanded and a variety of structures have been developed to meet investor needs.

Interest and principal payments on mortgage-backed securities are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment by a fund are likely to be greater during a period of relatively low interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of relatively high interest rates. This prepayment effect has been particularly pronounced during recent years as borrowers have refinanced higher interest rate mortgages into lower interest rate mortgages available in the marketplace. On the other hand, during periods of rising interest rates, prepayments tend to be reduced, effectively extending the maturities of the securities, at a time when the securities may have a lower yield than other available instruments. As a result, mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Guaranteed Mortgage Pass-Through Securities

Guaranteed mortgage pass-through securities are mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Any guarantee of such securities runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by a fund and not to the purchase of shares of the fund. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Guaranteed mortgage pass-through securities are often sold on a to-be-acquired or “TBA” basis. Such securities are typically sold one to three months in advance of issuance, prior to the identification of the underlying pools of mortgage securities but with the interest payment provisions fixed in advance. The underlying pools of mortgage securities are identified shortly before settlement and must meet certain parameters.

The guaranteed mortgage pass-through securities in which a fund may invest may include those issued or guaranteed by Ginnie Mae (“Ginnie Mae Certificates”), the Federal National Mortgage Association (“Fannie Mae Certificates”) and Freddie Mac (“Freddie Mac Certificates”).

Ginnie Mae Certificates

Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The full faith and credit of the U.S. government is pledged to the payment of amounts that may be required to be paid under any guarantee, but not as to the market value of such securities. The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be Federal Housing Administration Loans (“FHA Loans”) or Veterans’ Administration Loans (“VA Loans”) and, except as otherwise specified above, will be fully amortizing loans secured by first liens on one- to four-family housing units.

Fannie Mae Certificates

Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate, but not the market value thereof, will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

Freddie Mac Certificates

Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal or the market value of the securities. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following: (i) foreclosure sale; (ii) payment of a claim by any mortgage insurer; or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Recent accounting issues at Fannie Mae and Freddie Mac have resulted in turnover of top management at those entities and have led to increased congressional scrutiny and proposals for changes to how these government sponsored entities are regulated. It is unclear what effect that any such changes, if implemented, would have on the funds or on their investment in certificates issued by Fannie Mae or Freddie Mac.

Mortgage Dollar Rolls

In mortgage “dollar rolls” a fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a fund foregoes principal and interest paid on the mortgage-backed securities. A fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. At the time a fund enters into a mortgage “dollar roll,” it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. government securities or other liquid assets equal in value to its obligations in respect of dollar rolls or use other methods currently or in the future permitted under the 1940 Act, the rules and regulation thereunder, or orders issued by the SEC thereunder. Mortgage dollar rolls involve the risk that the market value of the securities the fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, a fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund’s obligation to repurchase the securities.

Municipal Securities

In general, municipal securities are debt obligations (bonds or notes) issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and other qualifying issuers, the interest on which is exempt from regular federal income taxes. Interest on some of these securities may be subject to federal alternative minimum tax. The municipal securities in which a fund may invest include debt obligations issued by certain governmental issuers such as Puerto Rico, the Virgin Islands and Guam, general obligation bonds, revenue bonds, municipal leases, qualified private activity bonds and participation and other interests in such investments.

Municipal securities are issued to obtain funds for various public purposes, many of which may enhance the quality of life, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations. In addition, the term “municipal securities” includes certain types of industrial development bonds (“IDBs”) issued by public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal.

The two principal classifications of municipal securities are “general obligation” and “revenue.” General obligations are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although IDBs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of the principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

For purposes of diversification and concentration under the 1940 Act, the identification of the issuer of municipal securities depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an IDB or a pollution control revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Similar criteria apply for purposes of the diversification requirements under Subchapter M of the Code.

The yields on municipal securities are dependent on a variety of factors, including general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized statistical rating organizations (“NRSROs”) such as Moody’s and S&P represent their opinions as to the quality of the municipal securities that they undertake to rate. It should be emphasized, however, that such ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal securities of the same maturity and coupon with different ratings may have the same yield.

A fund may invest in securities the disposition of which is subject to legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher dealer discounts or other selling expenses than does the sale of securities that are not subject to restrictions on resale. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Subadviser believes to be a temporary disparity in the normal yield relationship between the two securities. In general, the secondary market for tax-exempt securities may be less liquid than that for taxable fixed-income securities. Accordingly, the ability of a fund to make purchases and sales of securities in the foregoing manner may be limited. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, but instead due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

Municipal securities also are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal bonds may be materially affected.

Participation and Other Interests

Among the types of participation and other interests in municipal securities in which a fund may invest are floating- or variable-rate demand instruments, tax-exempt commercial paper (generally having a maturity of less than nine months), and other types of notes generally having maturities of less than three years, such as tax anticipation notes, revenue anticipation notes, and bond anticipation notes. Demand instruments usually have an indicated maturity of more than one year, but contain a demand feature that enables the holder to redeem the investment on no more than 30 days’ notice; variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates; floating-rate demand instruments provide for automatic adjustment of their interest rates whenever some other specified interest rate changes (e.g., the prime rate). A fund may purchase participation interests in variable-rate tax-exempt securities (such as IDBs) owned by banks. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Subadviser has determined meets the prescribed quality standards for the fund. Participation interests will be purchased only if management believes interest income on such interests will be tax-exempt when distributed as dividends to shareholders.

Investments in participation interests in variable-rate tax-exempt securities (such as IDBs) purchased from banks give the purchaser an undivided interest in the tax-exempt security in the proportion that the fund participation interest bears to the total principal amount of the tax-exempt security with a demand repurchase feature. Participation interests are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Subadviser has determined meets the prescribed quality standards for the relevant fund. A fund has the right to sell the instrument back to the bank and draw on the letter of credit on demand on seven days’ notice or less, for all or any part of the fund’s participation interest in the tax-exempt security, plus accrued interest. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the tax-exempt securities over the negotiated yield at which the instruments were purchased by a fund. The Subadviser will monitor the pricing, quality and liquidity of the variable-rate demand instruments held by a fund, including the IDBs supported by bank letters of credit or guarantees, on the basis of published financial information, reports of rating agencies and other bank analytical services to which the Subadviser may subscribe.

The participation and other interests in municipal securities in which a fund may invest may be issued by banks and other financial institutions and/or backed by bank obligations. This means that an investment in a fund may be particularly susceptible to adverse events affecting the banking industry. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. Banks also depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get in financial trouble, their failure to repay the bank will also affect the bank’s financial situation.

Municipal Leases

A fund may invest in “municipal leases,” which generally are participations in intermediate- and short-term debt obligations issued by municipalities consisting of leases or installment purchase contracts for property or equipment. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the “non-appropriation” risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although “non-appropriation” lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. In evaluating municipal lease obligations, the Subadviser will consider such factors as it deems appropriate, which may include: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor’s ability to utilize substitute property or services rather than those covered by the lease obligation.

Private Activity Bonds

A fund may invest in private activity bonds. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance nongovernmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a federal alternative minimum tax to the extent that a fund’s dividends are derived from interest on those bonds. Dividends derived from interest income on tax-exempt municipal obligations are a component of the “current earnings” adjustment item for purposes of the federal corporate alternative minimum tax.

New Investment Products

New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, each fund expects to invest in those new types of securities and instruments that the Subadviser believes may assist the fund in achieving its investment objective.

Preferred Stock

Preferred stocks, like common stocks, represent an equity ownership in an issuer, but generally have a priority claim over common stocks, but not over debt, with respect to dividend payments and upon the liquidation or bankruptcy of the issuer. Therefore, preferred stock is subject to the credit risk of the issuer, but because of its subordinate position to debt obligations of the issuer, the deterioration of the credit of an issuer is likely to cause greater decreases in the value of preferred stock than in more senior debt obligations. The market value of preferred stocks with no conversion rights and fixed dividend rates, like fixed-income securities, tends to move inversely with interest rates, with the price determined by the dividend rate. However, because most preferred stocks do not have a fixed maturity date (although they may have call features giving the issuer the right to call the securities under certain circumstances or redemption features giving the holder the right to cause the issuer to repurchase the securities under certain circumstances), these securities generally will fluctuate more in value when interest rates change than, for example, debt issued by the same issuer. Some preferred stocks may pay dividends at an adjustable rate, based on an auction, an index or other formula. In the absence of credit deterioration, adjustable rate preferred stocks tend to have less price volatility than fixed rate preferred stocks.

Unlike common stocks, preferred stocks do not typically have voting rights. Some preferred stocks have convertible features.

Privately-Issued Mortgage Securities

Privately-issued mortgage securities are mortgage-backed securities issued by private issuers and may entail greater risk than mortgage-backed securities that are guaranteed by the U.S. government, its agencies or instrumentalities. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of Ginnie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

Real Estate Investment Trusts

Real Estate Investment Trusts (“REITs”) are entities which either own properties or make construction or mortgage loans. Equity REITs may also include operating or finance companies. Equity REITs own real estate directly and the value of, and income earned by, the trust depends upon the income of the underlying properties and the rental income they earn. Equity REITs can also realize capital gains by selling properties that have appreciated in value. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for tax-free status under the Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements

A fund may enter into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from a fund, as the buyer, at a mutually agreed upon time and price. The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. A fund’s custodian will have custody of, and will hold in a segregated account, securities acquired by the fund under a repurchase agreement. Repurchase agreements are considered by the staff of the SEC to be loans by a fund. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities.

A fund will enter into repurchase agreements only with dealers, banks or recognized financial institutions which, in the opinion of the Subadviser, are deemed creditworthy. The portfolio managers will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. Each fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and bears the risk of a decline in the value of the underlying security if the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, a fund could experience losses and delays in connection with the disposition of the underlying securities. To the extent that, in the meantime, the value of the securities that a fund has purchased has decreased, the fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by a fund.

Reverse Repurchase Agreements

A reverse repurchase agreement involves the sale of portfolio securities by a fund to a broker/dealer or other financial institution, with an agreement by the fund to repurchase the securities at an agreed upon price, date and interest payment. A fund may have an opportunity to earn a greater rate of interest on the investment of the cash proceeds of the sale than the fund is required to pay to the counterparty. However, opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid by the fund under the reverse repurchase agreement may not always be available. The use of reverse repurchase agreements involves the speculative factor known as “leverage” and may exaggerate any interim increase or decrease in the value of a fund’s assets. If a fund enters into a reverse repurchase agreement, the fund will maintain assets with its custodian having a value equal to or greater than the value of its commitments under the agreement. A fund’s liquidity and ability to manage its assets may be adversely affected when it sets aside cash or securities to cover its commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by a fund may decline below the repurchase price of those securities, that the assets purchased with the proceeds of the agreement decline in value, or that the buyer under a reverse repurchase agreement files for bankruptcy or becomes insolvent.

Rule 144A Securities

The funds may purchase Rule 144A securities, which may be sold to “qualified institutional buyers,” as defined in Rule 144A promulgated under the 1933 Act. Rule 144A provides an exemption from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”), for the resale of certain restricted securities to qualified institutional buyers.

If there is a secondary market for such securities, Rule 144A securities may be considered liquid securities if so determined by or on behalf of the Board. The Board may delegate the day-to-day function of determining liquidity to the Manager or a Subadviser, provided that the Board retains oversight. The Board has adopted policies and procedures for the purpose of determining whether securities that are eligible for resales under Rule 144A are liquid or illiquid. Pursuant to those policies and procedures, the Board has delegated to the portfolio managers the determination as to whether a particular security is liquid or illiquid requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Board periodically reviews fund purchases and sales of Rule 144A securities.

To the extent that liquid Rule 144A securities that a fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of a fund’s assets invested in illiquid assets would increase. The portfolio managers, under the supervision of the Board, will monitor fund investments in Rule 144A securities and will consider appropriate measures to enable a fund to meet any investment limitations and to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Senior Loans

The funds may invest in senior loans issued by banks or other financial institutions. Senior loans are any loans that hold a senior position in the capital structure of a business entity (the “Borrower”), typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower, relative to the position held by subordinated debt holders and stockholders of the Borrower. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases or refinancings and to finance internal growth and for other corporate purposes. Senior loans typically have rates of interest that are re-determined either quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major U.S. banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

Short Sales

Short sales of securities are transactions in which a fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete such a transaction, the fund must borrow the security to make delivery to the buyer. The fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. Until the security is replaced, the fund is required to repay the lender any dividends or interest paid during the period of the loan. To borrow the security, the fund also may be required to pay a premium, which would increase the cost of the security sold short. A portion of the net proceeds of the short sale may be retained by the broker (or by the fund’s custodian in a special custody account) to the extent necessary to meet margin sales. The fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of premiums, dividends, interest or expenses the fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the fund over the price which it was sold short will result in a loss to the fund, and there can be no assurance that the fund will be able to close out the position at any particular time or at an acceptable price. Where short sales are not against the box, losses may be unlimited.

A fund may enter into a short sale “against the box” where it owns the securities sold short (or securities convertible or exchangeable into such securities at no additional cost to the fund). If the fund enters into a short sale against the box, it will be required to hold such securities while the short sale is outstanding. A fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales against the box. If the fund engages in any short sales against the box, it will incur the risk that the security sold short will appreciate in value after the sale, with the result that a fund will lose the benefit of any such appreciation. A fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. Short sales may be subject to special tax rules.

Smaller Market Capitalization Companies

Investments in companies with smaller market capitalizations, including companies generally considered to be small cap and mid cap companies, may involve greater risks and volatility than investments in larger companies. Companies with smaller market capitalizations may be at an earlier stage of development, may be subject to greater business risks, may have limited product lines, limited financial resources and less depth in management than more established companies. In addition, these companies may have difficulty withstanding competition from larger more established companies in their industries. The securities of companies with smaller market capitalizations may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than investing in securities of larger capitalization companies. In addition, transaction costs in smaller capitalization stocks may be higher than those of larger capitalization companies.

Sovereign Debt

Sovereign debt is debt issued or guaranteed by foreign governments (including countries, provinces and municipalities) or their agencies and instrumentalities. Sovereign debt may trade at a substantial discount from face value. Emerging-market country sovereign debt involves a high degree of risk, is generally lower-quality debt, and is considered speculative in nature. The issuer or governmental authorities that control sovereign-debt repayment (“sovereign debtors”) may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash-flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy towards the IMF, and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the sovereign debtor’s implementation of economic reforms or economic performance and the timely service of the debtor’s obligations. The sovereign debtor’s failure to meet these conditions may cause these third parties to cancel their commitments to provide funds to the sovereign debtor, which may further impair the debtor’s ability or willingness to timely service its debts.

Stand-by Commitments

A stand-by commitment involves the purchase of municipal securities by a fund together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a fund pays for securities with a stand-by commitment may increase the cost, and thereby reduce the yield, of the security. The primary purpose of this practice is to provide a fund with liquidity as needed. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.

Stripped Mortgage Securities

Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities may be illiquid.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive all of the principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organizations.

Structured Instruments

Structured instruments are money market instruments that have been structured to meet the regulatory requirements for investment by money market funds, typically by a bank, broker/dealer or other financial institution. They generally consist of a trust or partnership through which a fund holds an interest in one or more underlying bonds or other debt obligations coupled with a conditional right to sell (“put”) the fund’s interest in the underlying bonds at par plus accrued interest to a financial institution (a “Liquidity Provider”). With respect to tax-exempt instruments, the instrument is typically structured as a trust or partnership which provides for pass-through tax-exempt income. Structured instruments in which a fund may invest include: (1) “Tender Option Bonds,” which are instruments which grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) “Swap Products,” in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating money market interest rate; and (3) “Partnerships,” which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement. Structured instruments may be considered to be derivatives.

Structured Notes and Related Instruments

The funds may invest in “structured” notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms is available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Supranational Debt Obligations

Supranational entities include international organizations designated or supported by governmental entities and international banking institutions and related government agencies to promote economic reconstruction or development. Examples include the World Bank, the European Investment Bank, the European Bank for Reconstruction and Development, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

TBA Purchase Commitments

TBA or “To Be Announced” purchase commitments are commitments to purchase securities for a fixed price at a future date, typically not exceeding 75 to 90 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, and a fund will set aside cash or other liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, a fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a fund chooses to dispose of the TBA security prior to its settlement, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation.

Temporary Investments

When a Subadviser believes that market conditions warrant, a fund may adopt a temporary defensive posture and may invest in short-term instruments without limitation. Short-term instruments in which a fund may invest include: U.S. government securities; certain bank obligations (including CDs, TDs and bankers’ acceptances of domestic or foreign banks, domestic savings and loan associations and similar institutions); commercial paper; and repurchase agreements.

U.S. Government Obligations

Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association (“Ginnie Maes”)); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation (“Freddie Macs”)). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, Fannie Mae and the Student Loan Marketing Association.

A fund may invest in U.S. government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries (“Exchange Rate-Related Securities”). The interest payable on these securities is denominated in U.S. dollars, is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other U.S. government securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities. Exchange Rate-Related Securities are issued in a variety of forms, depending on the structure of the principal repayment formula. The principal repayment formula may be structured so that the security holder will benefit if a particular foreign currency to which the security is linked is stable or appreciates against the U.S. dollar. In the alternative, the principal repayment formula may be structured so that the security holder benefits if the U.S. dollar is stable or appreciates against the linked foreign currency. Finally, the principal repayment formula can be a function of more than one currency and, therefore, be designed as a combination of those forms.

Investments in Exchange Rate-Related Securities entail special risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. If currency exchange rates do not move in the direction or to the extent anticipated by a Subadviser at the time of purchase of the security, the amount of principal repaid at maturity might be significantly below the par value of the security, which might not be offset by the interest earned by the relevant fund over the term of the security. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The imposition or modification of foreign exchange controls by the U.S. or foreign governments or intervention by central banks could also affect exchange rates. Finally, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security because of conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

Warrants

Warrants are securities which permit, but do not obligate, their holder to subscribe for other securities. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

When-Issued and Delayed Delivery Securities

Securities purchased on a “when-issued” or on a “forward delivery” basis means that delivery of the securities occurs beyond customary settlement times. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a “when, as and if issued” basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the fund until settlement takes place.

At the time a fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, a fund will identify on its books cash or liquid assets in an amount at least equal to such commitments or use other methods currently or in the future permitted under the 1940 Act, the rules and regulation thereunder, or orders issued by the SEC thereunder. On delivery dates for such transactions, a fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When a fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the fund’s incurring a loss or missing an opportunity to obtain a price considered advantageous.

Zero Coupon Securities, PIK Bonds and Deferred Payment Securities

The funds may invest in zero coupon securities, PIK bonds and deferred payment securities. A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a “deep discount” price). Because such securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate reinvestment risk and lock in a rate of return to maturity.

A fund also may purchase PIK bonds. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a fund’s limitation on investments in illiquid securities.

Current federal income tax law requires the holder of a zero coupon security, certain PIK bonds, deferred payment securities and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes and to meet other distribution requirements under the Code applicable to regulated investment companies, a fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

RISK FACTORS

The following risk factors are intended to supplement the risks described above and in the Prospectus.

General

Investors should realize that risk of loss is inherent in the ownership of any securities and that each fund’s net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

Non-Diversification and Geographic Concentration

Funds, such as SMASh Series C Fund and SMASh Series EC Fund, that are “non-diversified” are permitted to invest a greater proportion of their assets in the securities of a smaller number of issuers, and, thus, may be subject to greater credit and liquidity risks with respect to the individual portfolios than a fund that is more broadly diversified. In addition, concentration of a fund’s assets in one or a few countries or currencies will subject the fund to greater risks than if the fund’s assets were not geographically concentrated.

Borrowing

The funds may borrow in certain circumstances. See “Investment Policies,” below. Borrowing and other transactions used for leverage may cause the value of a fund’s shares to be more volatile than if the fund did not borrow or engage in such transactions. This is because leverage tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Leverage thus creates an opportunity for greater gains, but also greater losses. A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the Subadviser’s strategy and the ability of the fund to comply with certain requirements of the Code for the fund to be able to provide pass through tax treatment as a regulated investment company to shareholders. There also are costs associated with engaging in leverage, and these costs would offset and could eliminate a fund’s net investment income in any given period.

Fixed-Income Securities

Investments in fixed-income securities may subject a fund to risks, including the following:

Asset-Backed, Mortgage-Backed or Mortgage-Related Securities Risk

To the extent a fund invests significantly in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than other investments in fixed-income securities. Mortgage derivatives held by a fund may have especially volatile prices and may have a disproportionate effect on the fund’s share price. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. In addition, mortgage-related securities are subject to prepayment risk—the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce a fund’s returns because the fund may have to reinvest that money at lower prevailing interest rates. A fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities.

Call Risk and Extension Risk

Fixed-income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined, and the fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and a fund will suffer from the inability to invest in higher yield securities.

Currency Risk

The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which a fund’s investments are denominated relative to the U.S. dollar will affect the fund’s net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country’s economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which a fund’s securities are quoted would reduce the fund’s net asset value per share.

A fund may be limited in its ability to hedge the value of its non-dollar-denominated investments against currency fluctuations. As a result, a decline in the value of currencies in which the fund’s investments are denominated against the dollar will result in a corresponding decline in the dollar value of the fund’s assets. These declines will in turn affect the fund’s income and net asset value. The fund will compute its income on the date of its receipt by the fund at the exchange rate in effect with respect to the relevant currency on that date. If the value of the currency declines relative to the dollar between the date income is accrued and the date the fund makes a distribution, the amount available for distribution to the fund’s shareholders would be reduced. If the exchange rate against the dollar of a currency in which a portfolio security of the fund is denominated declines between the time the fund accrues expenses in dollars and the time expenses are paid, the amount of the currency required to be converted into dollars in order to pay expenses in dollars will be greater than the equivalent amount in the currency of the expenses at the time they are incurred. A decline in the value of non-U.S. currencies relative to the dollar may also result in foreign currency losses that will reduce distributable net investment income.

Default Risk/Credit Risk

Investments in fixed-income securities are subject to the risk that the issuer of the security could default on its obligations, causing a fund to sustain losses on such investments. A default could impact both interest and principal payments.

Foreign Securities Risk

Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since a fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will, to the extent the fund does not adequately hedge against such fluctuations, affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their price more volatile than securities of comparable U.S. companies. Transaction costs on foreign securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. A fund might have greater difficulty taking appropriate legal action in foreign courts. Dividend and interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a fund. Capital gains are also subject to taxation in some foreign countries.

Inflation-Protected Securities Risk

The value of inflation-protected securities generally fluctuates in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected securities. Conversely, if inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected securities.

If a fund purchases in the secondary market inflation-protected securities whose principal values have been adjusted upward due to inflation since issuance, the fund may experience a loss if there is a subsequent period of deflation. Additionally, if a fund purchases in the secondary market inflation-protected securities whose price has been adjusted upward due to real interest rates decreasing, the fund may experience a loss if real interest rates subsequently increase. If inflation is lower than expected during the period a fund holds an inflation-protected security, the fund may earn less on the security than on a conventional bond. Other than U.S. TIPS, the principal values of inflation-protected securities are not guaranteed. However, if a fund sells U.S. TIPS in the secondary market prior to maturity, the fund may experience a loss.

In addition, any increase in principal value caused by an increase in the index the inflation-protected securities are tied to is taxable in the year the increase occurs, even though the fund will not receive cash representing the increase at that time. As a result, a fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company under the Code, potentially resulting in additional taxable gain or loss to the fund.

If real interest rates rise (i.e., if interest rates rise for reasons other than inflation (for example, due to changes in currency exchange rates)), the value of the inflation-protected securities in a fund’s portfolio will decline. Moreover, because the principal amount of inflation-protected securities would be adjusted downward during a period of deflation, the fund will be subject to deflation risk with respect to its investments in these securities. Inflation-protected securities are tied to indices that are calculated based on the rates of inflation for prior periods. There can be no assurance that such indices will accurately measure the real rate of inflation.

The market for inflation-protected securities may be less developed or liquid, and more volatile, than certain other securities markets. Although the U.S. Treasury has announced that it will issue additional inflation- protected securities, there is no guarantee it will do so. There are a limited number of inflation-protected securities that are currently available for the fund to purchase, making the market less liquid and more volatile than the U.S. Treasury and agency markets.

Interest Rate Risk

When interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. The volatility of a security’s market value will differ depending upon the security’s duration, the issuer and the type of instrument.

Lower Rated Fixed-Income Securities Risk

Securities which are rated BBB by S&P or Baa by Moody’s are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities not rated at least BBB by S&P or Baa by Moody’s have predominantly speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Because high yield bonds (“junk bonds”) have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force a fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return. Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. In addition, it is possible that Moody’s, S&P and other rating agencies might not timely change their ratings of a particular issue to reflect subsequent events.

Repurchase and Reverse Repurchase Agreements Risk

In entering into a repurchase agreement, a fund bears a risk of loss in the event that the other party to the transaction defaults on its obligations and the fund is delayed in or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

A reverse repurchase agreement involves the risk that the market value of the securities retained by a fund may decline below the price of the securities the fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a fund’s use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the fund’s obligation to repurchase the securities.

Restrictions on Foreign Investment Risk

Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals or limit the repatriation of funds for a period of time.

A fund may invest in closed-end investment companies that concentrate their investments in the securities of a particular country. In accordance with the 1940 Act, a fund may invest up to 10% of its total assets in securities of closed-end investment companies. This restriction on investments in securities of closed-end investment companies may limit opportunities for a fund to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a fund acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of expenses in the fund and, indirectly, the expenses of such closed-end investment companies.

Smaller capital markets, while often growing in trading volume, have substantially less volume than U.S. markets, and securities in many smaller capital markets are less liquid and their prices may be more volatile than securities of comparable U.S. companies. Brokerage commissions, custodial services, and other costs relating to investment in smaller capital markets are generally more expensive than in the United States. Such markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in the fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in temporary periods when assets of a fund are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to a fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Generally, there is less government supervision and regulation of exchanges, brokers and issuers in countries having smaller capital markets than there is in the United States.

Securities of Developing/Emerging Market Countries Risk

A fund’s investments in debt securities of emerging market issuers may include dollar and non-dollar denominated: (i) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (ii) debt obligations of supranational entities; (iii) debt obligations and other debt securities of foreign corporate issuers; (iv) debt obligations of U.S. corporate issuers; (v) debt securities issued by corporations that generate significant profits from emerging market countries; and (vi) structured securities, including but not limited to, warrants, options and other derivatives, whose price is directly linked to emerging market securities or indices.

Investing in securities of emerging market issuers entails all of the risks of investing in securities of foreign issuers to a heightened degree. The heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and price volatility; and (iii) certain national policies which may restrict the fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Investing in securities of emerging market issuers also entails the heightened risks of investing in emerging market sovereign debt. The heightened risks include:

•	Risk of default by a governmental issuer or guarantor. In the event of a default, the fund may have limited legal recourse against the issuer and/or guarantor.

•

Risk of restructuring certain debt obligations (such as Brady Bonds). This may include reducing and rescheduling interest and principal payments or requiring lenders to extend additional credit, which may adversely affect the value of these investments.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Foreign investment in certain emerging market issuers is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of the fund. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require the fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the fund.

Special Risks Associated with Investment in Russia

Investments in Russia are subject to a higher degree of risk and special considerations not typically associated with investment in the U.S. securities markets, and should be considered highly speculative. As Russia is generally considered an emerging market, the foregoing discussion regarding risks associated with emerging markets is directly applicable to any investments a fund may make in Russia.

Russia may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. Other risks of investing in Russia may include:

•	The possibility of a reversal in political and economic reform policies or the implementation of non-market-oriented or nationalistic governmental policies.

•	The risk of nationalization or expropriation of assets or confiscatory taxation, which may involve the risk of total loss.

•

The fact that ownership of securities of Russian companies is recorded by the companies themselves and by registrars, rather than through a central registration system, and, therefore, it is possible that a fund’s ownership rights could be lost through fraud or negligence.

•

Russian banking institutions and registrars are not guaranteed by the government, a fund may not be able to pursue claims on behalf of the fund’s shareholders and the fund’s shareholders may not be able to pursue claims on their own behalf because of the system of share registration and custody.

•

Less developed regulation of the securities markets and the attendant risk that such markets may be substantially influenced by insider trading and other market practices not accepted in developed markets.

•

Less developed corporate governance standards which may allow greater manipulation by corporate management and corporate insiders, and less protection for minority shareholders, than in more developed countries.

•	Russia’s heavy dependence on export earnings and the sale of commodities, including oil, and the corresponding importance of international trade devaluation pressure on the ruble’s exchange rate.

•	The fact that physical infrastructure in parts of Russia is in very poor condition, which can disrupt normal business activities.

•	The fact that Russian issuers may be forced into liquidation or nationalized on the basis of formal non-compliance in the past with certain legislative requirements.

•	A greater degree of public corruption and crime, including organized crime.

Special Risks Associated with Investment in Brazil

The Brazilian government has exercised and continues to exercise substantial influence over many aspects of the private sector by legislation and regulation, including regulation of prices and wages. Brazilian law imposes certain limitations and controls which generally affect foreign investors in Brazil. Under current Brazilian law, whenever there occurs a serious imbalance in Brazil’s balance of payments or serious reasons to foresee the imminence of such an imbalance, Brazil’s National Monetary Council may, for a limited period, impose restrictions on foreign capital remittances abroad. Exchange control regulations, which may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors, may limit the fund’s ability to make sufficient distributions, within applicable time periods, to qualify for the favorable U.S. tax treatment afforded to regulated investment companies.

The fund is unable to predict whether further economic reforms or modifications to the existing policies by the Brazilian government may adversely affect the liquidity of the Brazilian stock market in the future.

Special Risks Associated with Investment in Egypt

The Egyptian government, while a democracy, is highly centralized with the president having extensive executive powers. Egypt is one of Africa’s most prosperous economies despite the fact that it is extremely vulnerable to external factors such as conflict in the surrounding region including terrorist activities. Returns on holdings may be adversely affected by, among other factors:

•	Significant shifts in Egypt’s main industry sectors such as tourism, agriculture, manufacturing and oil and gas.

•	Domestic political instability and volatility in domestic security.

•	The breakdown of the Egyptian central bank’s “managed peg” exchange rate mechanism in fostering exchange rate stability and ensuring sufficient liquidity.

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Adverse domestic factors, such as a decline in foreign direct investment, increases in domestic inflation, high domestic interest rates and exchange rate volatility, each of which could lead to lower economic growth or a decrease in Egypt’s international reserves.

•	The regional political and economic climate, including the continuing violence between Israel and the Palestinian Authority.

•	Changes in world commodity prices (especially petroleum and agricultural products) which could affect Egypt’s balance of payments.

•	A rise international interest rates, which could increase Egypt’s current account deficit and budgetary expenditures.

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Recession or low economic growth in Egypt’s trading partners, which could decrease exports, induce a contraction of Egypt’s economy and, indirectly, reduce tax revenues and other public sector revenues and adversely affect the fiscal accounts.

Special Risks Associated with Investment in the Philippines

Upon gaining office, President Gloria Macapagal-Arroyo and her administrators faced major social and economic challenges, including the out of control budget deficit, below target revenues, huge borrowings, a volatile currency and low investor confidence. Since then, much has been achieved on the political front. Initiatives towards improving peace and order have started to bear fruit as major criminals and terrorists are slowly being caught. Legislation has been progressive on the congressional level. The lack of cohesion in the Philippine Senate has culminated in a recent change in leadership as weak allegiances have been broken.

The economy is basically agricultural with an aggregate of about two-thirds of Filipinos depending on that sector. A major transition is underway, involving various sectors that capitalize on the many strengths of the Philippines labor force. The manufacturing sector continues to increase its share of gross domestic product relative to the traditional agricultural and mining sectors.

The Philippines is a country with a rapid rate of population growth, and this could create a dangerous demographic bulge and obstacle to longer-term economic and social development. However as long as the workforce remains mobile, the Philippines can export labor to more successful economies. Keys to future growth would be to continue attracting foreign capital, enhancing the efficiency of domestic firms. One promising sign is that Philippine corporations are not as indebted as their counterparts in many neighboring countries.

Reforming the fiscal sector poses a serious challenge to the country’s leadership. It has to raise taxes, boost the cost effectiveness of public expenditure, and require public corporations to produce resources for the public coffers rather than serve as a source of drain. This requires a leadership that is able to form a sufficiently strong coalition of followers in the legislative branch to produce the necessary laws to improve fiscal performance.

Special Risks Associated with Investment in Mexico

The Mexican government has exercised, and continues to exercise, a significant influence over many aspects of the private sector in Mexico. Mexican government actions concerning the economy could have a significant effect on market conditions and prices and yields of Mexican government securities. The value of the fund’s portfolio investments may be affected by changes in oil prices, interest rates, taxation and other political or economic developments in Mexico, including recent political and social problems and rates of inflation that have exceeded the rates of inflation in the United States. The fund can provide no assurance that future developments in the Mexican economy, in Mexican government policy or in the political landscape will not impair its investment flexibility, operations or ability to achieve its investment objective. Moreover, recent events in Latin America have shown that economic, financial and political events in one country of the region can negatively influence the economic, financial and political conditions of another country of the region.

Special Risks of Countries in the Asia Pacific Region

Certain of the risks associated with international investments are heightened for investments in these countries. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes also exist, for example, between South Korea and North Korea.

Senior Loan Risk

Senior loans may be rated in lower grade rating categories, or may be unrated but of lower grade quality. As in the case of junk bonds, senior loans can provide higher yields than higher grade income securities, but are subject to greater credit and other risks. Although senior loan obligations often are secured by pledges of assets by the borrower and have other structural aspects intended to provide greater protection to the holders of bank loans than the holders of unsecured and subordinated securities, there are also additional risks in holding senior loans. In particular, the secondary trading market for senior loans is not well developed and, therefore, senior loans present increased market risk relating to liquidity and pricing concerns. Senior loans and other variable rate debt instruments are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the fund, a reduction in the value of the investment and a potential decrease in the net asset value of the fund. Similarly, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the fund’s net asset value. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of senior loans and other debt obligations, impairing the fund’s net asset value.

A fund may acquire senior loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including senior loans of borrowers that have filed for bankruptcy protection. Although senior loans in which the fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. In the event that a fund invests a portion of its assets in senior loans that are not secured by specific collateral, the fund will not enjoy the benefits of collateralization with respect to such senior loans.

In the case of collateralized senior loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can or will be liquidated. As a result, a fund might not receive payments to which it is entitled and thereby may experience a decline in the value of its investment and its net asset value. In the event of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior positions. If the terms of a senior loan do not require the borrower to pledge additional collateral, the fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the senior loans. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss.

Warrants Risk

Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. Warrants acquired by a fund in units or attached to securities may be deemed to be without value.

When-Issued and Delayed Delivery Transactions Risk

Securities purchased on a when-issued or delayed delivery basis may expose a fund to risk because the securities may experience fluctuations in value prior to their delivery. Purchasing when-issued or delayed delivery securities can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

Derivative Instruments

In accordance with its investment policies, a fund may invest in certain derivative instruments, which are securities or contracts that provide for payments based on or “derived” from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not a true security like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by a fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every fund investment also involves a risk that the portfolio managers’ expectations will be wrong. Transactions in derivative instruments often enable a fund to take investment positions that more precisely reflect a Subadviser’s expectations concerning the future performance of the various investments available to the fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investment in conventional securities.

Derivative contracts include options, futures contracts, forward contracts, forward commitment and when issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency transactions. The following are the principal risks associated with derivative instruments:

Market Risk

The risk that the instrument will decline in value or that an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.

Leverage and Associated Price Volatility

Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund.

Credit Risk

The risk that the issuer of the instrument may default on its obligation to pay interest and/or principal.

Liquidity and Valuation Risk

Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as a fund are not readily marketable and are subject to the fund’s restrictions on illiquid investments.

Correlation Risk

There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset. Each derivative instrument purchased for a fund’s portfolio is reviewed and analyzed by the fund’s portfolio managers to assess the risk and reward of each such instrument in relation to the fund’s portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument’s ability to provide value to the fund and its shareholders.

Hedging Risk

A fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedge. The funds will engage in hedging transactions only when deemed advisable by the Subadviser. Successful use by the funds of options will be subject to the ability of the Subadviser to predict correct movements in the direction of the stock or index underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a fund’s performance.

Special Risks of Writing Options

Option writing for the funds may be limited by position and exercise limits established by national securities exchanges and by requirements of the Code for qualification as a regulated investment company. In addition to writing call options to generate current income, the funds may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedged position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position being offset by a loss on the hedged position.

The ability of the funds to engage in closing transactions with respect to options depends on the existence of a liquid secondary market. A fund may write options for which no secondary market may exist or the market may cease to exist. If a fund cannot enter into a closing purchase transaction with respect to a call option it has written, the fund will continue to be subject to the risk that its potential loss upon exercise of the option will increase as a result of any increase in the value of the underlying security. The fund could also face higher transaction costs, including brokerage commissions, as a result of its options transactions.

Special Risks of Using Futures Contracts

The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events. At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends. Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Where a fund enters into futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other fund assets.

Other Risks

In the event of a shortage of the underlying securities deliverable on exercise of an option, the OCC has the authority to permit other, generally comparable, securities to be delivered in fulfillment of option exercise obligations. If the OCC exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

The hours of trading for options on U.S. Government securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Options are traded on exchanges on only a limited number of U.S. Government securities, and exchange regulations limit the maximum number of options which may be written or purchased by a single investor or a group of investors acting in concert.

Exchange markets in options on U.S. Government securities are a relatively new and untested concept. It is impossible to predict the amount of trading interest that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

INVESTMENT POLICIES

The funds have adopted the fundamental investment policies below for the protection of shareholders. Fundamental investment policies may not be changed without the vote of a majority of the outstanding shares of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting power present at a fund meeting, if the holders of more than 50% of the voting power of the fund are present in person or represented by proxy, or (b) more than 50% of the outstanding voting power of the fund.

Each fund’s fundamental policies are as follows:

(1)  The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2)  The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3)  The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4)  The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5)  The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6)  The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7)  Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings and thus subject to the 1940 Act restrictions. The policy in (1) above will be interpreted to permit a fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans). While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Manager or a Subadviser believes the income justifies the attendant risks. A fund also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over a fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be riskier than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations.

Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries.

The funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

The Portfolios have adopted the same fundamental investment restrictions as the funds.

Diversification

Each of SMASh Series M Fund and SMASh Series MEC Fund currently is classified as a diversified fund under the 1940 Act. This means that each such fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, a fund cannot change its classification from diversified to non-diversified without shareholder approval. Each of SMASh Series M Fund and SMASh Series MEC Fund is classified as diversified, although all of its assets may be invested in an underlying mutual fund, as described above.

Each of SMASh Series C Fund and SMASh Series EC Fund currently is classified as a non-diversified fund under the 1940 Act. A non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. In this regard, a non-diversified fund is subject to greater risk than a diversified fund. Under the 1940 Act, a fund may change its classification from non-diversified to diversified without shareholder approval.

Portfolio Turnover

For reporting purposes, a fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should a Subadviser deem it advisable to purchase or sell securities.

Increased portfolio turnover necessarily results in correspondingly greater transaction costs which must be paid by the fund. To the extent portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates.

No fund has completed a full fiscal year on the date of this SAI, so no portfolio turnover information is presented.

VALUATION OF SHARES

The net asset value per share of each fund is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Please see the Prospectus for further information on the procedures used by the funds in valuing their assets.

If a fund invests in a Portfolio, the value of the Portfolio’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the fund. The net asset value of the fund’s investment in the Portfolio is equal to the fund’s pro rata share of the total investment of the fund and of other investors in the Portfolio less the fund’s pro rata share of the Portfolio’s liabilities.

MANAGEMENT

The business and affairs of the funds are managed by the Trust’s Board. The Board elects officers who are responsible for the day-to-day operations of the funds and who execute policies authorized by the Board.

The current Trustees, including the Trustees of the funds who are not “interested persons” of the funds as defined in the 1940 Act (the “Independent Trustees”), and executive officers of the funds, their birth years, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022.

Name and Birth Year	Position(s) Held With Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex to be Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:

Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (2001 to 2004); Executive Vice President, DigiGym Systems (personal fitness systems) (2001 to 2004); Chief Executive Officer, Motocity USA (Motorsport Racing) (2004 to 2005)	69	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

Name and Birth Year	Position(s) Held With Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex to be Overseen by Trustee	Other Directorships Held by Trustee
A. Benton Cocanougher Born 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); former Interim Chancellor, Texas A&M University System (from 2003 to 2004); formerly Special Advisor to the President, Texas A&M University (from 2002 to 2003); former Dean and Professor of Marketing, College and Graduate School of Business, Texas A&M University (1987 to 2001)	69	None

Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	69	None

Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (1999 to 2001); formerly, General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (1996 to 2001)	69	None

Rainer Greeven Born 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	69	None

Name and Birth Year	Position(s) Held With Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex to be Overseen by Trustee	Other Directorships Held by Trustee
Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); formerly, Treasurer, Hank Aaron Enterprises (fast food franchise) (1985 to 2001); formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (2000 to 2002); formerly, Secretary, Carint N.A. (manufacturing) (1998 to 2002)	69	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	69	None

Diana R. Harrington Born 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	69	None

Susan M. Heilbron Born 1945	Trustee	Since 1994	Independent Consultant (since 2001); formerly, Owner, Lacey & Heilbron (communications consulting) (1993 to 2001)	69	None

Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)	69	Chairman and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the Fund complex) (since 1991)

Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996)	69	Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003); Director, BTG, Inc. (information systems) (1997 to 2001)

Name and Birth Year	Position(s) Held With Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex to be Overseen by Trustee	Other Directorships Held by Trustee
R. Richardson Pettit Born 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)	69	None

Interested Trustee:

R. Jay Gerken, CFA† Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board and Trustee/Director of 139 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)	139	None

*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a Board member for a fund in the Legg Mason Partners fund complex.
†	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

Name, Year of Birth and Address	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Officers:
Ted P. Becker Born 1951 399 Park Avenue New York, NY 10022	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason, Inc. (2006 to present); Managing Director of Compliance at Legg Mason & Co. (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (“CAM,” a group of affiliated investment advisers, which included SBFM and CFM and other affiliated investment advisory entities) (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

Name, Year of Birth and Address	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years

John Chiota Born 1968 300 First Stamford Place Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006). Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse

Robert I. Frenkel Born 1954 300 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2005); Managing Director and General Counsel of Global Mutual Funds for CAM (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003). Previously, Secretary of CFM (2001 to 2004)

R. Jay Gerken, CFA Born 1951 399 Park Avenue New York, NY 10022	Chairman, President and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co.; Chairman of the Board and Trustee/Director of 139 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, SBFM and CFM (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)

Frances M. Guggino Born 1957 125 Broad Street New York, NY 10004	Treasurer and Chief Financial Officer	Since 2004	Director of Legg Mason & Co. (since 2005); Director at CAM (1992 to 2005); Treasurer and/ or Controller of certain funds associated with Legg Mason & Co. (since 2005); Treasurer and/or Controller of certain funds associated with CAM (1992 to 2005)

Thomas C. Mandia Born 1962 300 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took office for any funds in the Legg Mason Partners fund complex.

Officers of the funds receive no compensation from the funds, although they may be reimbursed by the funds for reasonable out-of-pocket travel expenses for attending Board meetings.

The Board has four standing Committees: the Audit Committee, Nominating and Governance Committee (referred to as the Nominating Committee), Investment and Performance Committee (referred to as the Performance Committee) and Pricing Committee. Each of the Audit, Nominating and Performance Committees is composed of all of the Independent Trustees. The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee.

The Audit Committee oversees, among other things, the scope of each fund’s audit, each fund’s accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the funds and the qualifications and independence of the funds’ independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the funds’ independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to a fund by the independent registered public accounting firm and all permissible non-audit services provided by a fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting.

The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Nominating Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the fund’s investment management and subadvisory arrangements.

The Pricing Committee is charged with determining the fair value prices for securities when required.

As indicated above, the Trust’s Board is recently elected and is newly constituted as the Board that oversees certain of the fixed-income-type funds in the fund complex. All members of the Board previously have served on

Boards of Legg Mason Partners funds. The Audit, Nominating, Performance and Pricing Committees are recently established committees of this Board and did not meet during the fiscal year.

The following table shows the amount of equity securities owned by the Trustees in each fund and other investment companies in the fund complex supervised by the Trustees as of December 31, 2006.

Name of Trustee	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities In Registered Investment Companies Overseen by Trustee
Independent Trustee
Elliott J. Berv	None		None
A. Benton Cocanougher	None		$10,001-$50,000
Jane F. Dasher	None		Over $100,000
Mark T. Finn	None		$10,001-$50,000
Rainer Greeven	None		None
Stephen Randolph Gross	None		None
Richard E. Hanson, Jr.	None		Over $100,000
Diana R. Harrington	None		$10,001-$50,000
Susan M. Heilbron	None		None
Susan B. Kerley	None		$1-$10,000
Alan G. Merten	None		$1-$10,000
R. Richardson Pettit	None		$10,001-$50,000

Interested Trustee
R. Jay Gerken	None	Over $	100,000

As of March 16, 2007, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the Manager, Subadviser or distributor of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager, Subadviser or distributor of the funds.

Information regarding compensation paid to the recently elected Board is set forth below. The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the fund for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each fund pays a pro rata share of the Trustee fees based upon asset size. The funds currently pay each of the Trustees who is not a director, officer or employee of the Manager or any of its affiliates its pro rata share of: an annual fee of $100,000, plus $15,000 for each regularly scheduled Board meeting attended in person, $2,500 for each Committee meeting attended in person, and $1,000 for certain telephonic Board and Committee meetings in which that Trustee participates. The lead Independent Trustee will receive an additional $25,000 per year and the Chairs of the Audit Committee and Performance Committee will each receive an additional $15,000 per year.

	Aggregate Compensation from the Funds(1)				Total Pension or Retirement Benefits Paid as Part of Fund Expenses(2)	Total Compensation from Fund Complex Paid to Trustee(2)(4)	Number of Portfolios in Fund Complex Overseen by Trustee(2)
Name of Trustee	Series M Fund	Series C Fund	Series EC Fund	Series MEC Fund
Independent Trustees:
Elliott J. Berv	$732	$171	$73	$54	(3)	$154,500	37
A. Benton Cocanougher	$732	$171	$73	$54	(3)	$161,000	37
Jane F. Dasher	$732	$171	$73	$54	$0	$86,100	27
Mark T. Finn	$732	$171	$73	$54	(3)	$179,385	37
Rainer Greeven	$732	$171	$73	$54	$0	$74,000	11
Stephen Randolph Gross	$732	$171	$73	$54	(3)	$191,000	37
Richard E. Hanson, Jr.	$732	$171	$73	$54	$0	$80,900	27
Diana R. Harrington	$732	$171	$73	$54	(3)	$159,625	37
Susan M. Heilbron	$732	$171	$73	$54	$0	$66,200	11
Susan B. Kerley	$732	$171	$73	$54	(3)	$173,000	37
Alan G. Merten	$732	$171	$73	$54	(3)	$148,500	37
R. Richardson Pettit	$732	$171	$73	$54	(3)	$154,500	37

Interested Trustee:
R. Jay Gerken	$0	$0	$0	$0	$0	$0	162

(1)	Since the SMASh Series Funds have not completed their first fiscal year, compensation is estimated based upon future payments to be made by the Funds during their current fiscal year. Amounts paid to Trustees as trustees of the Portfolios in which the Funds may invest, if any, are included only under the column entitled “Total Compensation from Fund Complex Paid to Trustee.”
(2)	Information is provided as of the most recent calendar year end, for ease of presentation and comprehension.
(3)	Pursuant to prior retirement plans, certain Trustees have received or are entitled to receive benefits as follows: Mr. Berv: $307,130; Mr. Cocanougher: $503,114; Mr. Finn: $306,079; Mr. Gross: $318,788; Ms. Harrington: $348,670; Ms. Kerley: $217,984; Mr. Merten: $405,257; and Mr. Pettit: $424,976. Each fund formerly overseen by these Trustees other than the SMASh Series Funds and the Portfolios will pay a pro rata share (based upon asset size) of these benefits. Legg Mason or its affiliates have agreed to reimburse these funds an amount equal to 50% of these benefits. None of these amounts was paid during the period covered by this table.
(4)	Mr. Greeven and Mr. Gross also received $5,000 and $12,000, respectively, during 2006 for attending on behalf of their former Boards an additional meeting relating to the selection of service providers for the funds in the Legg Mason Partners fund complex. This amount was paid by the Manager or its affiliates, and not by the funds.

As of March 16, 2007, all Trustees and officers as a group owned less than 1% of the outstanding shares of any fund or any Portfolio.

As of April 2, 2007, Legg Mason owned of record all of the outstanding shares of each of the funds, and, consequently, controls each fund. Legg Mason is a Maryland corporation, with offices at 100 Light Street, Baltimore, Maryland 21202.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Trust, the Manager, the Subadvisers and the distributor have adopted Codes of Ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by a fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the Code of Ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the Code of Ethics of the Trust, the Manager, each Subadviser, and the distributor are on file with the SEC.

Proxy Voting Policies & Procedures

Although individual Trustees may not agree with particular policies or votes by the Manager or Subadvisers, the Board has delegated proxy voting discretion to the Manager, believing that the Manager and/or the Subadvisers should be responsible for voting because it is a matter relating to the investment decision making process.

The Manager delegates the responsibility for voting proxies for the funds to the Subadvisers through its contracts with the Subadvisers. The Subadvisers will use their own Proxy Voting Policies and Procedures to vote proxies. Accordingly, the Manager does not expect to have proxy-voting responsibility for the funds. Should the Manager become responsible for voting proxies for any reason, such as the inability of a Subadviser to provide investment advisory services, the Manager shall utilize the proxy voting guidelines established by the most recent Subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of the Manager (or its affiliates if such conflict is known to persons responsible for voting at the Manager) and the funds, the board of directors of the Manager shall consider how to address the conflict and/or how to vote the proxies. The Manager shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that the Manager votes proxies. The Manager shall be responsible for gathering relevant documents and records related to proxy voting from the Subadvisers and providing them to the funds as required for the funds to comply with applicable rules under the 1940 Act.

Non-equity securities, such as debt obligations and money market instruments, are not usually considered to be voting securities, and proxy voting, if any, is typically limited to the solicitation of consents to changes in or waivers of features of debt securities, or plans of reorganization involving the issuer of the security.

Each Subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are attached as Appendix A to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge (1) by calling (888) 425-6432, (2) on the funds’ website at http://www.leggmason.com/InvestorServices, and (3) on the SEC’s website at http://www.sec.gov. Each Portfolio has proxy voting policies and procedures that are substantially similar to the Subadviser’s Proxy Voting Policies and Procedures.

Manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Manager”) serves as investment manager to each fund pursuant to an investment management agreement (each, a “Management Agreement”) with the fund that was approved by the Board, including a majority of the Independent Trustees. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the funds and other Legg Mason-sponsored funds. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street,

Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $945 billion. LMPFA provides administrative and certain oversight services to the funds.

Under each Management Agreement, subject to the supervision and direction of the Board, the Manager is delegated the responsibility of managing a fund’s portfolio in accordance with the fund’s stated investment objective and policies, making investment decisions for the fund and placing orders to purchase and sell securities. The Manager also performs administrative and management services necessary for the operation of a fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with, and the monitoring of performance and billings of, the fund’s transfer agent, custodian and other independent contractors or agents, (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services, (iii) preparing or participating in the preparation of board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the fund’s existence, and (v) maintaining the registration and qualification of the fund’s shares under federal and state laws.

Each Management Agreement has an initial two year term and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (i) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (ii) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

Each Management Agreement provides that the Manager may render services to others. Each Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund (as defined in the 1940 Act) or by a vote of a majority of the Trustees, or by the Manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. Each Management Agreement provides that neither the Manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

There are no advisory or other fees payable to the Manager for its services under the Management Agreement. Although none of the funds compensates the Manager directly for its services under the Management Agreement, the Manager will benefit from its relationship with the sponsors (the “Program Sponsors”) of the separately managed account programs for which the fund is an investment option. In certain cases, a participant in a separately managed account program will pay a fee for investment advice directly to an affiliate of the Manager as adviser or subadviser to the participant’s managed account. In these cases, the Manager and Subadvisers may be compensated directly or indirectly by the Manager’s affiliate.

Subadvisers

Western Asset Management Company (“Western Asset”) and, with respect to SMASh Series M Fund, SMASh Series C Fund and SMASh Series EC Fund, Western Asset Management Company Limited (“Western Asset Limited,” and, with Western Asset, the “Subadvisers”) perform the day-to-day portfolio management of the funds. (References in this SAI to a fund’s Subadviser mean the Subadviser or Subadvisers, as applicable, of the applicable fund referenced.) Western Asset and Western Asset Limited each is a wholly-owned subsidiary of Legg Mason. Each Subadviser serves as subadviser pursuant to a sub-advisory agreement (each a “Sub-Advisory Agreement”) that was approved by the Board, including a majority of the Independent Trustees.

Under each Sub-Advisory Agreement, subject to the supervision and direction of the Board and the Manager, the Subadviser will manage a fund’s portfolio (or allocated portion thereof) in accordance with the fund’s stated investment objective(s) and policies, assist in supervising all aspects of the fund’s operations, make investment decisions for the fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the fund.

Each Sub-Advisory Agreement has an initial two year term and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (i) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (ii) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate a Sub-Advisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Subadviser. A Subadviser may terminate a Sub-Advisory Agreement on 90 days’ written notice to the fund and the Manager. The Manager and the Subadviser may terminate a Sub-Advisory Agreement upon their mutual written consent. Each Sub-Advisory Agreement will terminate automatically in the event of assignment by the Subadviser and shall not be assignable by the Manager without the consent of the Subadviser.

There are no sub-advisory or other fees payable to the Subadvisers under the Sub-Advisory Agreements. Although neither any fund nor the Manager compensates the Subadviser directly for its services under the applicable Sub-Advisory Agreement, the Subadviser will benefit from its relationships with the Program Sponsors. In certain cases, a participant in a separately managed account program will pay a fee for investment advice directly to an affiliate of the Manager as adviser or subadviser to the participant’s managed account. In these cases, the Manager and Subadviser may be compensated directly or indirectly by the Manager’s affiliate.

Distributor

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202, serves as the distributor to each fund pursuant to a written agreement, dated December 1, 2005 (the “distribution agreement”).

LMIS’s obligation is an agency or “best efforts” arrangement under which LMIS is required to take and pay only for such shares of a fund as may be sold to the public. LMIS is not obligated to sell any stated number of shares. The distribution agreement is renewable from year to year if approved (a) by the Trustees or by a vote of a majority of a fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to the agreement or interested persons of any party by votes cast in person at a meeting called for such purposes. The distribution agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

LMIS may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. LMIS may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by LMIS and may be substantial. The Manager or an affiliate may make similar payments under similar arrangements.

LMIS may be deemed to be an underwriter for purposes of the 1933 Act.

Payments to Program Sponsors

Shares of the funds are only available to separately managed account clients where an affiliate of LMPFA (a “Managed Account Adviser”) has an agreement with the Program Sponsor or directly with a client. Affiliates of the Managed Account Adviser may make payments to or for the benefit of Program Sponsors for marketing, promotional and related expenses; for expenses incurred in connection with training or educational seminars with personnel; or for expenses in connection with client or prospective client meetings relating to Program Sponsor investment services. In addition, affiliates of the Managed Account Adviser may provide Program Sponsor personnel and clients (existing and prospective) with related items and benefits. These expenses, items and benefits may include, without limitation: training meeting costs for Program Sponsor personnel, including travel, lodging and meals for attendees; payments of costs for client/prospect meetings at which the Managed Account Adviser’s investment management services and/or other investment products and services are discussed, including meals for attendees, room rental costs and meeting-related presentation materials; occasional meals and leisure/entertainment outings; de minimus gifts; and nominal value promotional items.

The amount of such payments and the value of such items and benefits may or may not be substantial. These payments, items and benefits could give Program Sponsors and their personnel incentives to favor the Managed Account Adviser’s products and services over those of investment management firms that do not provide the same payments, items and benefits. However, such payments, items and benefits are subject to an internal policy that addresses and, in some cases, limits such payments, items and benefits with the overall aim to avoid compromising advice or recommendations given to clients by special incentives or compensation arrangements.

Expenses

Each fund is responsible for its own expenses, including, among other things: interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund, if any; the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Board members and employees; and litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Board members and officers with respect thereto.

The Manager has entered into a one-year expense reimbursement agreement, expiring on December 22, 2007, with the Funds pursuant to which the Manager has agreed to reimburse 100% of each Fund’s ordinary operating expenses. The expense reimbursement agreement does not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time, and (b) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of a fund or class or the acquisition of all or substantially all of the assets of another fund or class, (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of a fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm), and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), located at One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of each fund. State Street, among other things: maintains a custody account or accounts in the name of each fund; receives and delivers all assets for each fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each fund; and makes disbursements on behalf of each fund. State Street neither determines a fund’s investment policies, nor decides which securities the fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. Each fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as each fund’s securities lending agent and, in that case, would receive a share of the income generated by such activities.

State Street serves as custodian for each Portfolio.

PFPC Inc. (“PFPC” or the “transfer agent”), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as each fund’s transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for each fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the applicable fund during the month, and is reimbursed for out-of-pocket expenses.

Independent Registered Public Accounting Firm

KPMG LLP, independent registered public accounting firm, 345 Park Avenue, New York, New York 10154, has been selected to audit and report upon the funds’ financial statements and financial highlights for the fiscal year ending October 31, 2007.

Counsel

Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, is legal counsel to the funds.

PORTFOLIO TRANSACTIONS

Subject to such policies as may be established by the Board from time to time, the Subadviser is primarily responsible for the fund’s portfolio decisions and the placing of a fund’s and the related Portfolio’s portfolio transactions.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except where it is believed that better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. No fund has completed a full fiscal year on the date of this SAI, so no information regarding brokerage commissions paid is presented.

Pursuant to each Management Agreement and Sub-Advisory Agreement, each of the Manager and the Subadviser is authorized to place orders pursuant to its investment determinations for a fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the Manager and the Subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the funds and/or the other accounts over which the Manager, a Subadviser or its affiliates exercise investment discretion. The Manager and Subadvisers are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a fund in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager or a Subadviser, as applicable, determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Manager or the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Manager or Subadvisers may also have arrangements with brokers pursuant to which such brokers provide research services to the Manager or Subadviser, as applicable, in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases a fund’s costs, neither the Manager nor any Subadviser believes that the receipt of such brokerage and research services significantly reduces its expenses. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the Manager or Subadvisers by brokers who effect securities transactions for a fund may be used by the Manager or Subadvisers in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the Manager or Subadvisers by brokers who effect securities transactions for other investment companies and accounts which the Manager or Subadvisers manage may be used by the Manager or Subadvisers, as applicable, in servicing a fund. Not all of these research services are used by the Manager or Subadviser in managing any particular account, including the funds.

Each fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. No fund has completed a full fiscal year on the date of this SAI, so no information regarding transactions directed for research and brokerage commissions paid is presented.

In certain instances there may be securities that are suitable as an investment for a fund as well as for one or more of the Manager’s or a Subadvisers’ other clients. Investment decisions for each fund and for the Manager’s or a Subadviser’s other clients are made with a view to achieving their respective investment objective. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same manager, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a fund. When purchases or sales of the same security for a fund and for other portfolios managed by the Manager or a Subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

DISCLOSURE OF PORTFOLIO HOLDINGS

The funds’ Board has adopted policies and procedures developed by the Manager with respect to the disclosure of the funds’ portfolio securities and any ongoing arrangements to make available information about each fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about any fund’s portfolio holdings is in the best interests of such fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of the Manager, the fund’s distributor, or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

The Manager’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. The Manager believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a Legg Mason or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1. A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the fund’s out performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees, and its independent public accountants, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a fund, nor Legg Mason, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by a fund’s Board. Each Portfolio also has adopted the Manager’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities and any ongoing arrangements to make available information about the Portfolio’s portfolio securities.

The approval of a fund’s or a Portfolio’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with the Manager’s legal department, as necessary. Exceptions to the policies are reported to a fund’s or a Portfolio’s Board at its next regularly scheduled meeting.

Currently, the funds and the Portfolios disclose their complete portfolio holdings approximately 25 days after calendar quarter end on their website http://www.leggmason.com/InvestorServices.

Set forth below is a list, as of March 13, 2007, of those parties with whom the Manager has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay before Dissemination
State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Vestek	Daily	None
Factset	Daily	None
The Bank of New York	Daily	None

Portfolio holdings information for a fund or a Portfolio also may be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay before Dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End

Recipient	Frequency	Delay before Dissemination
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investors Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	Sent 6-8 business days following month end
Fitch	Monthly	Sent 6-8 business days following month end
Liberty Hampshire	Weekly and Month End	None
SunTrust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
Moody’s (Rating Agency)	Weekly Tuesday Night	1 business day
S&P (Rating Agency)	Weekly Tuesday Night	1 business day
Electra Information Systems	Daily	None
SunGard	Daily	None

PORTFOLIO MANAGER DISCLOSURE

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts (other than the fund with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated, if applicable. Information is provided as of August 31, 2006.

Fund	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
SMASh Series M Fund	S. Kenneth Leech	123 registered investment companies with $88.3 billion in total assets under management	22 other pooled investment vehicles with $24.7 billion in assets	1,030 other accounts with $345.5 billion in total assets under management (with the advisory fee being based on performance for 97 of such accounts, which had approximately $30.8 billion in total assets)

Fund	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
	Stephen A. Walsh	123 registered investment companies with $88.3 billion in total assets under management	22 other pooled investment vehicles with $24.7 billion in assets	1,030 other accounts with $345.5 billion in total assets under management (with the advisory fee being based on performance for 97 of such accounts, which had approximately $30.8 billion in total assets)

	Ronald D. Mass	1 registered investment company with $0.17 billion in total assets under management	None	10 other accounts with $5.0 billion in total assets under management (with the advisory fee being based on performance for 3 of such accounts, which had approximately $1.0 billion in total assets)

	Mark S. Lindbloom	7 registered investment companies with $3.0 billion in total assets under management	None	24 other accounts with $4.0 billion in total assets under management (with the advisory fee being based on performance for 2 of such accounts, which had approximately $1.0 billion in total assets)

SMASh Series C Fund	S. Kenneth Leech	123 registered investment companies with $88.3 billion in total assets under management	22 other pooled investment vehicles with $24.7 billion in assets	1,030 other accounts with $345.5 billion in total assets under management (with the advisory fee being based on performance for 97 of such accounts, which had approximately $30.8 billion in total assets)

Fund	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
	Stephen A. Walsh	123 registered investment companies with $88.3 billion in total assets under management	22 other pooled investment vehicles with $24.7 billion in assets	1,030 other accounts with $345.5 billion in total assets under management (with the advisory fee being based on performance for 97 of such accounts, which had approximately $30.8 billion in total assets)

	Jeffrey D. Van Schaick	3 registered investment companies with $1.5 billion in total assets under management	None	18 other accounts with $3.4 billion in total assets under management (with the advisory fee being based on performance for 3 of such accounts, which had approximately $0.7 billion in total assets)

SMASh Series EC Fund	S. Kenneth Leech	123 registered investment companies with $88.3 billion in total assets under management	22 other pooled investment vehicles with $24.7 billion in assets	1,030 other accounts with $345.5 billion in total assets under management (with the advisory fee being based on performance for 97 of such accounts, which had approximately $30.8 billion in total assets)

	Stephen A. Walsh	123 registered investment companies with $88.3 billion in total assets under management	22 other pooled investment vehicles with $24.7 billion in assets	1,030 other accounts with $345.5 billion in total assets under management (with the advisory fee being based on performance for 97 of such accounts, which had approximately $30.8 billion in total assets)

Fund	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
	Michael C. Buchanan	17 registered investment companies with $7.4 billion in total assets under management	2 other pooled investment vehicles with $2.3 billion in assets	11 other accounts with $1.2 billion in total assets under management

	Timothy J. Settel	17 registered investment companies with $7.4 billion in total assets under management	2 other pooled investment vehicles with $2.3 billion in assets	11 other accounts with $1.2 billion in total assets under management

	Keith J. Gardner	6 registered investment companies with $0.7 billion in total assets under management	4 other pooled investment vehicles with $1.5 billion in assets	5 other accounts with $0.9 billion in total assets under management (with the advisory fee being based on performance for 1 of such accounts, which had approximately $0.1 billion in total assets)

SMASh Series MEC Fund	S. Kenneth Leech	123 registered investment companies with $88.3 billion in total assets under management	22 other pooled investment vehicles with $24.7 billion in assets	1,030 other accounts with $345.5 billion in total assets under management (with the advisory fee being based on performance for 97 of such accounts, which had approximately $30.8 billion in total assets)

	Stephen A. Walsh	123 registered investment companies with $88.3 billion in total assets under management	22 other pooled investment vehicles with $24.7 billion in assets	1,030 other accounts with $345.5 billion in total assets under management (with the advisory fee being based on performance for 97 of such accounts, which had approximately $30.8 billion in total assets)

Fund	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
	Ronald E. Perry	26 registered investment companies with $14.0 billion in total assets under management	None	45 other accounts with $18.3 billion in total assets under management (with the advisory fee being based on performance for 1 of such accounts, which had approximately $0.3 billion in total assets)

	Joseph P. Deane	26 registered investment companies with $14.0 billion in total assets under management	None	45 other accounts with $18.3 billion in total assets under management (with the advisory fee being based on performance for 1 of such accounts, which had approximately $0.3 billion in total assets)

	Robert E. Amodeo	26 registered investment companies with $14.0 billion in total assets under management	None	45 other accounts with $18.3 billion in total assets under management (with the advisory fee being based on performance for 1 of such accounts, which had approximately $0.3 billion in total assets)

LMPFA and the Subadviser are responsible for managing each Portfolio’s portfolio, subject to the supervision of the Portfolios’ board of trustees.

Portfolio Manager Compensation

Each Subadviser’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, each Subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). A Subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to a Subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise when a fund’s or a Portfolio’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

The Manager, the Subadvisers, the funds and the Portfolios have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the Manager or a Subadviser or a Portfolio and the individuals that it employs. For example, each of the Manager and each Subadviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. Each of the Manager and each Subadviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Manager, the Subadvisers, the funds and the Portfolios will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the Manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the Manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The Manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the Manager and its affiliates.

Portfolio Manager Securities Ownership

On the date of this SAI, no portfolio manager owned shares of any SMASh Series Fund or any Portfolio.

ADDITIONAL INFORMATION

The Trust

The Trust. The certificate of trust to establish Legg Mason Partners Institutional Trust (referred to in this section as the trust) was filed with the State of Maryland on October 4, 2006. On the date of this SAI, the funds were redomociled as series of the trust. Prior thereto, the funds were series of Citifunds Institutional Trust, a Massachusetts business trust.

The funds are separate series of the trust, a Maryland business trust. A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the Board (referred to in this section as the trustees) and shareholders of the trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the declaration of trust (referred to in this section as the declaration). Some of the more significant provisions of the declaration are described below:

Shareholder Voting

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

A fund is not required to hold an annual meeting of shareholders, but a fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration

The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares

A fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. A fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide a fund with identification required by law, or if a fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The declaration specifically requires shareholders, upon demand, to disclose to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation.

Small Accounts

The declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of a fund, as a series of the trust, represents an interest in the fund only and not in the assets of any other series of the trust.

Shareholder, Trustee and Officer Liability

The declaration provides that shareholders are not personally liable for the obligations of a fund and requires a fund to indemnify a shareholder against any loss or expense arising from any such liability. In addition, a fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the trust or its shareholders, for any act, omission or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a trustee is liable to the trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services, or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of a fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the fund in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.

The declaration further provides that the trust shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the trust is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Annual and Semi-Annual Reports

Each fund sends it shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the fund at the end of the period covered. In an effort to reduce the funds’ printing and mailing costs, the funds consolidate the mailing of their semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the funds also consolidate the mailing of their Prospectus so that a shareholder having multiple accounts will receive a single Prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the transfer agent.

Determination of Public Offering Price

The funds offer their shares on a continuous basis. The public offering price for shares of each fund is equal to the net asset value per share at the time of purchase.

TAXES

The following discussion is a brief summary of certain important federal income and excise (and, where noted, state and local) tax consequences affecting the funds and their shareholders. The discussion is very general. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers about the impact an investment in a fund may have on their own tax situation.

Taxation of a Fund

Each fund has elected to be treated, and intends to qualify each year, as a regulated investment company (a “RIC”) under Subchapter M of the Code. Qualification as a RIC requires, among other things, that a fund:

(i)  derive in each taxable year at least 90% of its gross income from: (a) dividends, interest, payments with respect to certain securities loans, and gains from the sales or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain “publicly traded partnerships” (as defined in the Code) that are treated as partnerships for U.S. federal income tax purposes because at least 90% of that partnership’s income is derived from certain passive-type sources, other than a partnership that derives 90% of its gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”) (the “Income Requirement”); and

(ii)  diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund’s total assets is represented by (I) cash and cash items, U.S. government securities, the securities of other regulated investment companies and (II) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund’s total assets is invested in (I) the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, (II) the securities (other than the securities of other RICs) of any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or (III) the securities of any one or more Qualified Publicly Traded Partnerships.

In general, for purposes of the Income Requirement described in paragraph (i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by the RIC. However, as indicated above, 100% of the net income derived from an interest in a Qualified Publicly Traded Partnership will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a RIC with respect to items attributable to an interest in a Qualified Publicly Traded Partnership.

As a RIC, a fund will not be subject to federal income tax on its “net investment income” (i.e., its “investment company taxable income” (as defined in the Code), determined without regard to the deduction for dividends paid) and “net capital gain” (the excess of the fund’s net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income for such taxable year and its net tax-exempt interest income for such taxable year. However, each fund will be subject to federal corporate income tax (currently at a maximum rate of 35%) on any undistributed income other than tax-exempt income from municipal obligations and to alternative minimum tax (currently at a maximum rate of 20% for corporations such as the funds) on alternative minimum taxable income. Each fund will be taxed on its “undistributed net capital gain” (i.e., the amount of its net capital gain over the amount of capital gain dividends paid during the year). Each fund expects to designate amounts retained as undistributed net capital gain in a notice to its shareholders who (i) will be required to include in income for United States federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by a fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in the shareholder’s income over the income tax credit.

If in any year a fund should fail to qualify under Subchapter M for tax treatment as a RIC, or fail to satisfy the 90% distribution requirement, the fund would incur regular corporate federal income tax upon its income for that year, and distributions to its shareholders, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income for federal income tax purposes to the extent of the fund’s earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a regulated investment company that is afforded the special tax treatment described herein.

A fund will be subject to a non-deductible 4% excise tax to the extent that the fund does not distribute by the end of each calendar year the sum of: (a) 98% of its ordinary income for such calendar year; (b) 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of such year; plus (c) 100% of the undistributed income and gains from the preceding calendar years (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by a fund that is subject to corporate income tax will be considered to have been distributed by year-end.

As stated above under the heading “Manager” in the section “Management,” LMPFA does not receive a fee from the funds for providing investment advisory services, but LMPFA may benefit from the funds being an investment option in a separately managed account program. The funds have taken the position that this fee arrangement will not prevent the dividends paid by the funds from qualifying for the dividends-paid deduction under section 561 of the Code. Investors should be aware that there is no authority on point, and that the IRS has expressed positions that could be interpreted as contrary to this position. If this fee arrangement were to cause the dividends paid by a fund not to qualify for the dividends-paid deduction because they were considered preferential dividends within the meaning of section 562(c) of the Code, the fund would fail to qualify as a regulated investment company with the consequences described above.

Taxation of Shareholders

Tax Treatment of Distributions. Except as discussed below, distributions from a fund (whether paid in cash or reinvested in additional shares of the fund) will generally be taxable to shareholders as ordinary income for U.S. federal income tax purposes, to the extent derived from the fund’s investment income and net short-term capital gains. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) from the sale of investments for which the fund had a holding period in excess of one year and that are properly designated by the fund as capital gain dividends will be taxable as long-term capital gains. Long-term capital gain rates applicable to individuals have been temporarily reduced – in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets – for taxable years beginning before January 1, 2011. Distributions of gains from the sale of investments that the fund owned for one year or less will be taxable as ordinary income.

For taxable years beginning before January 1, 2011, “qualified dividend income” received by a shareholder taxed as an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a fund shareholder to be qualified dividend income, the fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares. If more than 95% of a fund’s gross income, calculated without taking into account long-term capital gains, consists of qualified dividend income, the fund may designate all distributions of such income as qualified dividend income. Because the funds invest primarily in fixed-income securities, it is not expected that any significant portion of distributions will be derived from qualified dividend income.

Shareholders receiving a distribution in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of cash that would have been received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received.

If a fund makes a distribution to its shareholders in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of shares by such shareholder.

Generally, shareholders will be taxable on dividends or distributions in the year of receipt. However, if a fund declares a dividend in October, November or December to shareholders of record on a specified date in such a month that is actually paid during the following January, it will be deemed to have been received by the shareholders and paid by the fund on December 31 of the year in which the dividend is declared. Not later than 60 days after the close of its taxable year, each fund will provide its shareholders with a written notice designating the amount of any ordinary dividends, including the portion that may be treated as qualified dividend income, and the amount of any capital gain dividends paid by the fund.

Distributions derived from interest from securities of the U.S. Government and certain of its agencies and instrumentalities (but not distributions from gain from the sale of such securities) may be exempt from state and local income taxes. Interest from obligations that are merely guaranteed by the U.S. government or one of its agencies, such as mortgage participation certificates guaranteed by GNMA, generally is not entitled to this exemption. Although there is no assurance that any such state and local exemptions will be available, shareholders will be advised of the portion of fund distributions that might qualify for such an exemption.

Dividends Received Deduction. A portion of the dividends of investment company taxable income received by corporate shareholders from a fund may qualify for the federal dividends received deduction generally available to corporations that meet certain holding requirements. The eligible portion may not exceed the aggregate dividends received by the fund from domestic corporations. Dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction may be subject indirectly to the alternative minimum tax and may result in certain basis adjustments.

Redemption, Sale or Exchange of fund Shares. The redemption, sale or exchange of fund shares is a taxable event and may result in a gain or loss. Gain or loss, if any, recognized on the sale or other disposition of shares of a fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder’s hands. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, if a shareholder sells or otherwise disposes of shares of a fund before holding them for more than six months, any loss on the sale or other disposition of such shares (i) will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares and (ii) to the extent not disallowed, will be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares. A loss realized on a sale, exchange or other disposition of shares generally will be disallowed if other substantially identical shares of the fund are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the original shares are disposed of, such as pursuant to reinvestment of dividends in fund shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Foreign Taxes. A fund may be subject to income, withholding or other taxes, including without limitation, taxes imposed by foreign countries or U.S. possessions with respect to dividends and interest received, and gains realized by, a fund with respect to its investments in foreign securities. Such taxes would reduce the fund’s effective return from those securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. It is impossible to determine a fund’s rate of foreign tax in advance, since the amount of the fund’s assets to be invested in various countries is not known.

In certain circumstances, a fund may be eligible to elect to “pass through” to its shareholders foreign income taxes that it pays, in which case a shareholder will be required to include its share of those taxes in gross income as a distribution from that fund. It is unlikely that any of the funds will qualify to make this election. If a fund is not eligible, or does not elect, to “pass through” to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the fund.

For any year that a fund makes such an election, each shareholder of the fund will be required to include in its income an amount equal to his or her allocable share of such income taxes paid by the fund to a foreign country’s government, and shareholders of the fund will be entitled, subject to certain limitations, to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their United States taxable income, if any. No deductions for foreign taxes paid by such fund may be claimed, however, by non-corporate shareholders (including certain foreign shareholders described below) who do not itemize deductions. In addition, shareholders will not be able to claim a foreign tax credit with respect to taxes paid by the fund unless certain holding period requirements are met. Shareholders that are exempt from tax under Section 501(a) of the Code, such as pension plans, generally will derive no benefit from this election.

Taxation of Foreign Shareholders. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, or foreign corporation (“foreign shareholder”), depends on whether the income from a fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

Provided that the income from a fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends (other than capital gain dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Code are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, before January 1, 2008, the funds generally will not be required to withhold any amounts with respect to properly designated distributions of (i) interest-related dividends, to the extent such dividends are derived from a fund’s “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from a fund’s “qualified short-term gain.” “Qualified net interest income” is a fund’s net income derived from interest and from original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a fund for the taxable year over its net long-term capital loss, if any. Depending on the circumstances, the fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if the fund makes a designation with respect to a payment. Foreign persons should consult their intermediaries with respect to the application of these rules to their account.

If the income from a fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary dividends (including any portion thereof treated as qualified dividend income), capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations, as applicable. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty, and who provides the documentation required by the applicable fund, may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund, including the applicability of foreign taxes.

Reporting Requirements. Treasury regulations provide that if a shareholder recognizes (i) in the case of an individual shareholder, a loss with respect to shares of $2 million or more in any tax year or $4 million or more in any combination of tax years, or (ii) in the case of a corporate shareholder that is not an S corporation, $10 million or more in any tax year or $20 million or more in any combination of tax years, the shareholder must file with the Internal Revenue Service (“IRS”) a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding. Each fund may be required to withhold federal income tax, currently at the rate of 28% (“backup withholding”), from dividends (other than exempt-interest dividends) and redemption proceeds paid to non-corporate shareholders including foreign shareholders. This tax may be withheld from dividends if (i) the payee fails to furnish the fund with the payee’s correct taxpayer identification number (e.g., an individual’s social security number), (ii) the IRS or a broker notifies the fund that the payee has failed to report properly certain interest and dividend income to the IRS and is therefore subject to backup withholding, or (iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above. Backup withholding is not an additional tax, and any amounts overwithheld may be recovered by the shareholder, provided that a claim for refund is timely filed with the IRS. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

Taxation of Certain Fund Investments

Funds investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments on dividends and interest. The yield of a fund’s investment in foreign securities or currencies will be reduced by these foreign taxes. Except as described above under the heading “Foreign Taxes”, shareholders will not be able to claim a foreign tax credit or deduction for these foreign taxes.

The funds may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See “Risk Factors Associated with Derivatives”, above. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a fund (that is, may affect whether gains or losses are ordinary or capital and, if capital, whether long-term or short-term), accelerate recognition of income of a fund and defer recognition of certain of a fund’s losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a fund to “mark-to-market” certain types of positions in its portfolio each year (that is, treat them as if they were closed out) and (2) may cause a fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement for qualifying to be taxed as a RIC and to avoid both the corporate level tax and the 4% excise tax. In order to distribute the income from such transactions and avoid a tax on a fund, that fund may be required to liquidate investments that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. Furthermore, certain fund investments may produce income that will not qualify as good income for purposes of the Income Requirement. Each fund intends to monitor its transactions, to make the appropriate tax elections, and to make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment, in order to mitigate the effect of these rules.

A fund may make investments that produce income that is not matched by a corresponding cash distribution to the fund, such as investments in PIK bonds or in obligations, such as certain Brady Bonds or zero coupon securities, having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or in obligations having market discount (i.e., an amount generally equal to the excess of the stated redemption price or revised issue price of the security over the basis of such security immediately after it was acquired) if the fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a fund, such fund may be required to borrow money or dispose of other portfolio securities that it might otherwise have continued to hold to be able to make required distributions to its shareholders. Such a disposition of securities could potentially result in additional taxable gain or loss to the fund. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed of. If a fund purchases shares in a passive foreign investment company (“PFIC”), the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains. The funds intend to limit their investments in PFICs as necessary to avoid such a tax. If a fund were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” (a “QEF”) under the Code, in lieu of the foregoing requirements, the fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the fund. Alternatively, a fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the 90% and excise tax distribution requirements. In order to distribute this income and avoid a tax on a fund, that fund maybe required to liquidate investments that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

State and Local Tax Matters

Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a fund’s investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the RIC holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a fund’s investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. Shareholders’ dividends attributable to a fund’s income from repurchase agreements generally are subject to state and local income taxes, although states and localities vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of that fund will be notified as to the extent to which distributions from the fund are attributable to interest on such securities.

The foregoing is only a summary of certain material United States federal, state and local tax consequences affecting each fund and its shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund.

CERTAIN LEGAL MATTERS

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGMI”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, Salomon Brothers Asset Management Inc, SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). None of the SMASh Series Funds was identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

On September 16, 2005, the staff of the SEC informed SBFM and ClearBridge Asset Management Inc (formerly Salomon Brothers Asset Management Inc) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and ClearBridge Asset Management Inc for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the

Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or ClearBridge Asset Management Inc.

Although there can be no assurance, the fund’s Manager believes that this matter is not likely to have a material adverse effect on the funds.

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup Inc.’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup Inc.’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. It is uncertain when the court will decide the motion. No assurance can be given as to the outcome of this matter.

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

FINANCIAL STATEMENTS

No information is presented for the funds because they have not yet had a full calendar year of operations.

APPENDIX A

Western Asset Management Company and Western Asset Management Company Limited

Proxy Voting Policies and Procedures

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

As a fixed-income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

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Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

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d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

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I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other

Transactions Western Asset votes these issues on a case-by-case basis on board-approved transactions.

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5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers—i.e., issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

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1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

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APPENDIX B

Description of Ratings

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1,” “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a midrange ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s U.S. Municipal and Tax Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the U.S. municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale. (Please refer to Corporate Equivalent Ratings under Policies and Procedures.)

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Municipal Long-Term Rating Definitions:

Aaa—Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Aa—Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

A—Issuers or issues rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Baa—Issuers or issues rated Baa represent average creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Ba—Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

B—Issuers or issues rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Caa—Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ca—Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

C—Issuers or issues rated C demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1,” “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a midrange ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal Short-Term Debt And Demand Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels—”MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA—An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial obligations is very strong.

A—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated “CC” is currently highly vulnerable to nonpayment.

C—A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D—An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Notes:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

—Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

A-1—Short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2—Short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—Short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1,” “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf

Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date. Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Commercial Paper:

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1—This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3—Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B—Issues rated “B” are regarded as having only speculative capacity for timely payment.

C—This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D—Debt rated “D” is in payment default. The “D” rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short-term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, “SP-1+/A-1+”).

Description of Fitch Ratings International Long-Term Credit Ratings:

International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB—Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—Highly speculative. For issuers and performing obligations, “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, “B” ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of “R1” (outstanding).

CCC—For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of “R2” (superior), or “R3” (good) or “R4” (average).

CC—For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of “R4” (average) or “R5” (below average).

C—For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of “R6” (poor).

RD—Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D—Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated “D” upon a default. Defaulted and distressed obligations typically are rated along the continuum of “C” to “B” ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the “B” or “CCC-C” categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

International Short-Term Credit Ratings may also be referred to as “Short-Term Ratings.” The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1—Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3—Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B—Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C—High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D—Default. Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-term rating category, to categories below “CCC,” or to Short-term ratings other than “F1.” (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term “put” or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

“PIF”: Paid-in-Full; denotes a security that is paid-in-full, matured, called, or refinanced.

“NR” indicates that Fitch Ratings does not rate the issuer or issue in question.

“Withdrawn”: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

SMASH SERIES FUNDS

Statement of

Additional Information

April 16, 2007

 SMASh Series M Fund

SMASh Series C Fund

  SMASh Series EC Fund

      SMASh Series MEC Fund

SMASh Series Funds

125 Broad Street

New York, New York 10004

Filed under Rule 497 (C)
File Nos. 33-49552 and 811-6740

PROSPECTUS

April 16, 2007

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Western Asset Institutional Money Market Fund

Western Asset Institutional Government Money Market Fund

Western Asset Institutional Municipal Money Market Fund

Class A Shares

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Western Asset

Institutional Money Market Fund

Western Asset

Institutional Government Money Market Fund

Western Asset

Institutional Municipal Money Market Fund

Contents

You should know: An investment in a fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. There is no assurance that each fund will be able to maintain a stable net asset value of $1.00 per share.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, each fund assumed the assets and liabilities of a predecessor fund. The funds are now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly fixed income-type funds. Any information in this Prospectus relating to a fund prior to the date of this Prospectus refers to the fund’s predecessor.

Prior to April 16, 2007, Western Asset Institutional Money Market Fund was known as Smith Barney Institutional Cash Management Fund Inc. — Cash Portfolio, Western Asset Institutional Government Money Market Fund was known as Smith Barney Institutional Cash Management Fund Inc. — Government Portfolio and Western Asset Institutional Municipal Money Market Fund was known as Smith Barney Institutional Cash Management Fund Inc. — Municipal Portfolio.

Investments, risks and performance

Each fund described in this prospectus is a money market fund. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. Each fund also tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

Investment objectives

Institutional Money Market Fund and Institutional Government Money Market Fund each seeks maximum current income to the extent consistent with preservation of capital and the maintenance of liquidity. Institutional Municipal Money Market Fund seeks maximum current income that is exempt from regular federal income taxes to the extent consistent with preservation of capital and the maintenance of liquidity.

Principal investment strategies

Key investments

Institutional Money Market Fund

Institutional Money Market Fund invests in high quality, U.S. dollar denominated short-term debt securities, primarily commercial paper and obligations of U.S. and non-U.S. financial institutions, such as certificates of deposit, bankers’ acceptances, or time deposits of U.S. banks with total assets greater than $1 billion (or the equivalent in other currencies in the case of foreign banks). Either the principal amount of each obligation is fully insured by the Federal Deposit Insurance Company (“FDIC”) or the issuing bank has more than $100 million of working capital or more than $1 billion of total assets. The fund also may invest in obligations issued by the U.S. Government, its agencies or instrumentalities, U.S. states and municipalities and U.S. and foreign corporate issuers. The fund may invest more than 25% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances.

Institutional Money Market Fund also may invest in asset-backed securities, repurchase agreements and other short-term debt securities. These securities may pay interest at fixed, floating or adjustable rates. The fund limits foreign investments to U.S. dollar denominated securities of issuers located in major industrialized countries.

Institutional Government Money Market Fund

Institutional Government Money Market Fund invests exclusively in short-term U.S. Government obligations, including securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and U.S. Treasury securities and related repurchase agreements. Although the fund invests in U.S. government obligations, an investment in the fund is neither insured nor guaranteed by the U.S. government.

Institutional Municipal Money Market Fund

Under normal circumstances, Institutional Municipal Money Market Fund invests at least 80% of its net assets in high quality, short-term investment grade municipal securities whose interest is exempt from regular federal income taxes. These include securities issued by any of

2         Western Asset Money Market Funds

the 50 states and their political subdivisions, agencies and public authorities (together with certain other governmental issuers such as Puerto Rico, the Virgin Islands and Guam). The interest rate on these securities normally is lower than it would be if the securities were subject to regular federal income tax. These securities may pay interest at fixed, variable or floating rates. The fund may invest more than 25% of its assets in participation interests in municipal obligations that are issued by banks and/or backed by bank obligations. The fund may also invest up to 20% of its net assets in securities the interest on which is subject to regular federal income tax.

Institutional Municipal Money Market Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of taxable money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Minimum credit quality

The funds invest only in high quality securities, which are those rated by a nationally recognized statistical rating organization in one of its two highest short-term rating categories or, if unrated, are deemed by the subadviser to be of equivalent quality.

Maximum maturity

Each fund invests exclusively in securities having remaining maturities of 397 days or less. Each fund maintains a dollar-weighted average fund maturity of 90 days or less.

Structured securities

Structured securities are securities whose payment and credit qualities derive solely from the assets embedded in the structures from which they are issued. Institutional Municipal Money Market Fund may invest up to 20% of its assets in three types of structured securities that have elements of derivative instruments: tender option bonds, partnership interests and swap-based securities. Swap-based securities represent participation interests in a special purpose trust or partnership holding one or more municipal bonds and/or municipal bond interest rate swaps. A typical swap enables the trust or partnership to exchange a municipal bond fixed interest rate for a floating or variable, short-term municipal interest rate. The fund does not intend to use these derivatives to leverage the fund’s portfolio or increase its exposure to interest rate risk.

Each fund may purchase securities under arrangements (called when-issued or forward delivery basis) where the securities will not be delivered immediately. The funds will set aside the assets to pay for these securities at the time of the agreement.

Each fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its objective.

Each fund’s investment objective may be changed without shareholder approval.

Western Asset Institutional Money Market Funds         3

Selection process

In selecting investments for the funds, the portfolio managers look for:

■	The best relative values based on an analysis of yield, price, interest rate sensitivity and credit quality
■	Issuers they believe offer minimal credit risk
■	Maturities consistent with the subadviser’s outlook for interest rates

Principal risks of investing in the funds

All investments involve some degree of risk. However, each fund is a “money market fund” and, as such, seeks income by investing in short-term debt securities that meet strict standards established by the Board of Trustees based on special rules for money market funds adopted under federal law.

An investment in a fund is not a bank deposit and is not issued or guaranteed by the FDIC or any other government agency. Although each fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a fund, or a fund could underperform other short-term debt instruments or money market funds as a result of the following risks:

■	Interest rates rise, causing the value of the fund’s investments to decline.
■	An issuer or guarantor of the fund’s securities defaults, or the security’s credit rating is downgraded.
■	The portfolio managers’ judgment about the attractiveness, value, credit quality or income potential of a particular security is incorrect.
■	With respect to Institutional Municipal Money Market Fund only, municipal securities fall out of favor with investors or unfavorable legislation affects the tax-exempt status of municipal securities.
■

Investments in structured securities raise certain tax, legal, regulatory and accounting issues, which may not be presented by investments in other municipal bonds. These issues could be resolved in a manner that could hurt the performance of Institutional Municipal Money Market Fund.

Institutional Money Market Fund may invest more than 25% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances, and Institutional Municipal Money Market Fund may invest more than 25% of its assets in participation interests in municipal obligations that are issued by banks and/or backed by bank obligations, and, as a result, the funds may be more susceptible to events affecting the banking industry. The value of Institutional Money Market Fund’s foreign securities may decline because of unfavorable government actions or political instability.

It is possible that some of Institutional Municipal Money Market Fund’s income distributions may be, and distributions of any capital gains generally will be, subject to regular federal income tax. Institutional Municipal Money Market Fund’s income distributions may be subject to the federal alternative minimum tax. In addition, distributions of Institutional Municipal Money Market Fund’s income and capital gains generally will be subject to state income taxation. While not expected, Institutional Municipal Money Market Fund may realize taxable gains on the sale of its securities.

Institutional Municipal Money Market Fund purchases municipal securities the interest on which, in the opinion of bond counsel, is exempt from federal income tax. The manager, the subadviser and the fund do not guarantee that this opinion is correct, and

4         Western Asset Money Market Funds

there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable.

Who may want to invest

The funds each may be an appropriate investment if you:

■	Are seeking current income
■	Are looking to allocate a portion of your assets to money market securities, or an investment with lower risk than many other types of funds

In addition, Institutional Municipal Money Market Fund may be an appropriate investment if you:

■	Are a taxpayer in a high U.S. federal tax bracket seeking current income exempt from regular federal taxation
■	Are willing to accept the risks of short-term municipal securities

Western Asset Institutional Money Market Funds         5

Performance information

The following shows summary performance information for the funds in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the funds by showing changes in their performance from year to year and by showing how the funds’ average annual returns compare with the returns of the 90-day Treasury Bill Index. The bar charts and the information show performance of the funds’ Class A shares. The funds have authorized two classes of shares. Only Class A shares are offered by this prospectus. You should note that the performance of Classes will vary, depending on the expense level of the Class. The performance information shown below is that of each fund’s predecessor. The funds’ past performance is not necessarily an indication of how the funds will perform in the future.

Total Return for Institutional Money Market Fund—Class A Shares

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 1.64% in third quarter 2000; Lowest: 0.22% in first quarter 2004.

Total Return for Institutional Government Money Market Fund—Class A Shares

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 1.60% in third quarter 2000; Lowest: 0.21% in second quarter 2004.

6         Western Asset Money Market Funds

Total Return for Institutional Municipal Money Market Fund—Class A Shares

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 1.05% in fourth quarter 2000; Lowest: 0.18% in third quarter 2003.

Average Annual Total Returns (Class A Shares) for periods ended December 31, 2006

Fund	1 Year	5 Years	10 Years
Institutional Money Market Fund	4.90%	2.37%	3.84%

Institutional Government Money Market Fund	4.83%	2.29%	3.72%

Institutional Municipal Money Market Fund	3.27%	1.75%	2.55%

90 day T-Bill	4.67%	2.34%	3.68%

7 day yield as of December 31, 2006 for Class A Shares

	Institutional Money Market Fund	Institutional Government Money Market Fund	Institutional Municipal Money Market Fund
7 day yield	5.12%	5.05%	3.63%

Western Asset Institutional Money Market Funds         7

Fee table

This table sets forth the fees and expenses you may pay if you buy and hold Class A shares of a fund.

Shareholder Fees

(paid directly from your investment)	Institutional Money Market Fund	Institutional Government Money Market Fund	Institutional Municipal Money Market Fund
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	None	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)	Institutional Money Market Fund	Institutional Government Money Market Fund	Institutional Municipal Money Market Fund
Management fee(1)	0.22%	0.25%	0.23%

Distribution and service (12b-1) fees	None	None	None

Other expenses	0.03%	0.06%	0.03%

Total annual fund operating expenses(1)	0.25%	0.31%	0.26%

(1)

The manager has voluntarily agreed to limit total annual operating expenses, exclusive of certain other expenses, to 0.23% of each fund’s average daily net assets. Each fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 0.250% on assets up to and including $1 billion; 0.225% on assets over $1 billion and up to and including $2 billion; 0.200% on assets over $2 billion and up to and including $5 billion; 0.175% on assets over $5 billion and up to and including $10 billion; and 0.150% on assets over $10 billion. This management fee schedule went into effect on October 1, 2005 and the amounts set forth in “Management fee” in the table above have been revised to reflect the new schedule.

Actual management fees for the fiscal year ended May 31, 2006 were 0.19%, 0.16% and 0.19% for Institutional Money Market Fund, Institutional Government Money Market Fund and Institutional Municipal Money Market Fund, respectively, and “total annual fund expenses” for each fund for the fiscal year ended May 31, 2006 were 0.22%. Subject to the cap on total annual operating expenses, the manager may change or eliminate these management fee waivers at any time. The manager may terminate the 0.23% limit on total annual operating expenses on 14 days’ prior notice to shareholders.

8         Western Asset Money Market Funds

Example

This example helps you compare the costs of investing in Class A shares of each fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in Class A shares of each fund for the period shown
■

Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (the “SEC”) for purposes of this example and is not a prediction of a fund’s future performance

■	You reinvest all distributions and dividends without a sales charge
■	Each fund’s operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same
■	Redemption of your shares at the end of the period

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Institutional Money Market Fund	$26	$81	$141	$318

Institutional Government Money Market Fund	$32	$100	$174	$394

Institutional Municipal Money Market Fund	$27	$84	$147	$332

Portfolio holdings

Each fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the statement of additional information (“SAI”).

Western Asset Institutional Money Market Funds         9

Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is each fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, provides advisory oversight and administrative services to each fund. LMPFA is a recently-organized investment adviser that has been formed to serve as the investment manager of each fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the funds. Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the funds as subadviser.

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2006, Western Asset’s total assets under management were approximately $403 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $945 billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was each fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Management fee

During the fiscal year ended May 31, 2006, SBFM received management fees, after applicable voluntary waivers and reimbursements, from each fund equal to the percentage of the average daily net assets of the fund listed below:

Fund	Effective Fee Rate
Institutional Money Market Fund	0.19%

Institutional Government Money Market Fund	0.16%

Institutional Municipal Money Market Fund	0.19%

A discussion regarding the basis of the Board’s approval of each fund’s management agreement and subadvisory agreement is available in each fund’s semi-annual report for the six-month period ended November 30, 2006.

Distribution arrangements

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as each fund’s distributors.

The distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. A distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

10         Western Asset Money Market Funds

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the funds’ distributors, affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of a fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Recent developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the funds, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the funds (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed

Western Asset Institutional Money Market Funds         11

in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

12         Western Asset Money Market Funds

Buying shares

Retail and institutional investors may purchase Class A shares of the funds. The minimum initial investment amount for each account is $1,000,000, except the minimum initial investment for each account managed or advised by an investment advisory subsidiary of Legg Mason is $50,000. Each additional investment must be no less than $50.

Through a Service Agent

You should contact your broker-dealer, financial intermediary, financial institution, a distributor’s financial advisors or registered representatives that have entered into an agreement to sell fund shares (each called a “Service Agent”) to open a brokerage account and make arrangements to buy shares.

You must provide the following information for your order to be processed:

■ Specific fund being bought

■ Class of shares being bought

■ Dollar amount or number of shares being bought

You should pay for your shares through your brokerage account on the day you place your order. Your Service Agent may charge an annual account maintenance fee.

Through the funds

Certain investors who are clients of certain Service Agents are eligible to buy shares directly from a fund.

■ Call Legg Mason Partners Shareholder Services at 1-800-451-2010 for more information on establishing an account or purchasing additional shares.

■ Send a check to pay for the shares, or arrange for the wiring of federal funds by calling Legg Mason Partners Shareholder Services at 1-800-451-2010. For initial purchases, complete and send an account application.

Effectiveness of purchase orders	When purchase orders are paid for in federal funds, or are placed by an investor with a sufficient balance in the investor’s brokerage account with a Service Agent, the order becomes effective on the day of receipt if the order is received by your Service Agent or the transfer agent prior to noon (Eastern time), which is the close of business for Institutional Municipal Money Market Fund, or 4:00 p.m. (Eastern time), which is the close of business for Institutional Money Market Fund and Institutional Government Money Market Fund, on any day on which a fund calculates its net asset value.

Western Asset Institutional Money Market Funds         13

Exchanging shares

Generally

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order. You should contact your Service Agent to exchange into another fund. An exchange is a taxable transaction.

■ To qualify for the exchange privilege, you must exchange shares with a current value of at least $1,000.

■ If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the exchange is effective

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the funds. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. Call Legg Mason Partners Shareholder Services at 1-800-451-2010 between 8:30 a.m. and 4:00 p.m. (between 8:30 a.m. and noon for Institutional Municipal Money Market Fund) Eastern time.

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the funds at the address on page 15.

14         Western Asset Money Market Funds

Redeeming shares

Generally	Redemption requests received in proper form by your Service Agent or the transfer agent prior to 4:00 p.m. (noon for Institutional Municipal Money Market Fund) Eastern time are priced at the net asset value next determined. Redemption requests received by your Service Agent or the transfer agent after 4:00 p.m. (noon for Institutional Municipal Money Market Fund) Eastern time will not be accepted and a new redemption request must be submitted on the next day that the fund calculates its net asset value. If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers with a signature guarantee before the redemption is effective.

In a Brokerage Account	You may redeem shares by contacting your Service Agent. If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent in the form of federal funds on the same day that the redemption order was accepted. You may have the proceeds sent in the form of federal funds wired on the same day to a bank account previously designated on your application form. If you change the bank account designated to receive the proceeds, you must submit in proper form a new account application with a signature guarantee. Alternatively, your redemption proceeds can be sent by check to your address of record normally within one day, but in no event more than three business days, after your request is received in proper form.

By telephone	If you have an account application on file with the transfer agent with the telephone privilege section properly completed, you may request redemptions by telephone on any day the NYSE is open. Call Legg Mason Partners Shareholder Services at 1-800-451-2010 between 8:30 a.m. and 4:00 p.m. (between 8:30 a.m. and noon for Institutional Municipal Money Market Fund) Eastern time. If, however, you are unable to contact the transfer agent by telephone, you may contact your Service Agent to effect such redemption.

By mail

For accounts held directly at the funds, you may send written requests to a fund at the following address:

Legg Mason Partners Funds

(Specify name of fund)

c/o PFPC Inc.

P.O. Box 9699

Providence, RI 02940-9699

Your written request must provide the following:

■ The fund name, the class of shares to be redeemed, and your account number

■ The dollar amount or number of shares to be redeemed

■ Signatures of each owner exactly as the account is registered

■ Signature guarantees, as applicable

Western Asset Institutional Money Market Funds         15

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

■	Name of the fund
■	Your account number
■	The class of shares being bought, and if you own more than one class, the class of shares being exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered (redemptions only)

A request to purchase shares becomes effective only when the Service Agent or the transfer agent receives, or converts the purchase amount into, federal funds.

The transfer agent or Legg Mason Partners Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are employed, neither the funds nor their agents will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

■	Are sending signed share certificates or stock powers to the transfer agent
■	Instruct the transfer agent to mail the check to an address different from the one on your account
■	Changed your account registration or your address within 30 days
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Each fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions
■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to

16         Western Asset Money Market Funds

the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase.

Subject to applicable law, a fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

Frequent purchases and redemptions of fund shares

Money market funds are often used by investors for short-term investments, in place of bank checking or savings accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the Board of  Trustees, on behalf of the funds, has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of fund shares. The Board also believes that money market funds, such as the funds, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short-term disparity between a fund’s yield and current market yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of the fund’s shares could increase the fund’s transaction costs and may interfere with the efficient management of the fund by the portfolio managers, which could detract from the fund’s performance.

Share certificates

Share certificates will no longer be issued. If you currently hold share certificates of a fund, such certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or Legg Mason Partners Shareholder Services.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that a fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

Western Asset Institutional Money Market Funds         17

Dividends, distributions and taxes

Dividends and distributions

Each fund intends to declare a dividend of substantially all of its net investment income on each day the NYSE is open. Income dividends are paid monthly. Each fund generally makes distributions of long-term capital gains, if any, once a year, typically in December. Each fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Each fund expects dividends to be primarily from income. Dividends and capital gain distributions are reinvested in additional fund shares of the same class you hold. Alternatively, you can instruct your Service Agent or Legg Mason Partners Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the funds.

Transaction	Federal tax status
Redemption or exchange of shares	Usually no gain or loss

Long-term capital gain distributions	Long-term capital gain

Dividends	Ordinary income (except for Institutional Municipal Money Market Fund’s dividends attributable to tax-exempt interest and properly designated as “exempt-interest dividends,” which are generally excludable from gross income for regular federal income tax purposes)

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Taxable dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in additional fund shares. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. Each fund anticipates that it will normally not earn or distribute any long-term capital gains. Gain or loss recognized upon the redemption or exchange of shares will generally be capital gain or loss. Each fund anticipates that no gain or loss will be recognized upon a redemption or exchange.

A portion of the exempt-interest dividends paid by Institutional Municipal Money Market Fund may be a tax preference item, includible in the income of a shareholder subject to the U.S. alternative minimum tax.

Institutional Municipal Money Market Fund may at times buy tax-exempt investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in Institutional Municipal Money Market Fund’s ordinary income and will be ordinary income when it is paid to you. Institutional Municipal Money Market

18         Western Asset Money Market Funds

Fund’s investments in these and certain other debt obligations may cause the fund to recognize taxable income in excess of the cash received from such obligations. If this happens, Institutional Municipal Money Market Fund may be required to sell other investments in order to satisfy its distribution requirements.

A dividend declared by a fund in October, November or December and paid during January of the following year may in certain circumstances be treated as paid in December for tax purposes.

After the end of each year, your Service Agent or the funds will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the funds with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds (other than tax-exempt dividends). Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the funds.

In certain states, income dividends from mutual funds primarily invested in U.S. government securities are exempt from state income tax. Consult your own tax advisor for restrictions and details.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the funds.

Western Asset Institutional Money Market Funds         19

Share price

You may buy, exchange or redeem shares of a fund at its net asset value next determined after receipt of your request in good order. Each fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Institutional Municipal Money Market Fund calculates its net asset value at noon (Eastern time) every day the New York Stock Exchange (“NYSE”) is open. Institutional Money Market Fund and Institutional Government Money Market Fund each calculate their respective net asset values at 4:00 p.m. (Eastern time) every day the NYSE is open. The NYSE is closed on certain holidays listed in the SAI.

Early close on certain days

On the day before certain holidays are observed, the bond markets or other primary trading markets for the funds may close early. If the Public Securities Association recommends an early close of the bond markets, the funds also may close early. On days the funds close early:

■	All orders received prior to the funds’ close will be processed as of the time the funds’ net asset value is next calculated.
■

Redemption requests received after 4:00 p.m. (noon for Institutional Municipal Money Market Fund) Eastern time will not be accepted and a new redemption request must be submitted on the next day that the fund calculates its net asset value.

■	Purchase orders received after the funds’ close will be processed the next business day.

Each fund uses the amortized cost method to value fund securities. Using this method, a fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund.

It is the responsibility of your Service Agent to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

20         Western Asset Money Market Funds

Financial highlights

The financial highlights tables are intended to help you understand the performance of Class A shares of each fund for the past five years. Certain information reflects financial results for a single Class A share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the predecessor funds’ financial statements, which, except for the financial information for the six-month period ended November 30, 2006, have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the funds’ financial statements, is included in the annual report (which is available upon request). The financial information shown below is that of each fund’s predecessor.

For a Class A share outstanding throughout each year ended May 31, unless otherwise noted:

Institutional Money Market Fund — Class A Shares	Six months ended November 30, 2006 (unaudited)(1)		2006		2005		2004		2003		2002
Net asset value, beginning of period	$1.000		$1.000		$1.000		$1.000		$1.000		$1.000

Income from operations:
Net investment income	0.025		0.039		0.019		0.009		0.014		0.026
Net realized gain (loss){2)	(0.000)		0.000		0.000		0.000		0.000		0.000

Total income from operations	0.025		0.039		0.019		0.009		0.014		0.026

Less distributions from:
Net investment income	(0.025)		(0.039)		(0.019)		(0.009)		(0.014)		(0.026)
Net realized gains	—		(0.000	)(2)	(0.000	)(2)	(0.000	)(2)	(0.000	)(2)	(0.000	)(2)

Total distributions	(0.025)		(0.039)		(0.019)		(0.009)		(0.014)		(0.026)

Net asset value, end of period	$1.000		$1.000		$1.000		$1.000		$1.000		$1.000

Total return(3)	2.54%		3.96%		1.90%		0.91%		1.42%		2.59%

Net assets, end of period (millions)	$4,700		$4,616		$3,202		$3,495		$3,969		$3,593

Ratios to average net assets:
Gross expenses	0.25	%(4)	0.26%		0.30%		0.30%		0.29%		0.31%
Net expenses(5)(6)	0.23	(4)	0.22		0.22		0.23		0.23		0.23
Net investment income	5.01	(4)	3.96		1.87		0.91		1.40		2.53

(1)	For the six months ended November 30, 2006 (unaudited).

(2)	Amount represents lass than $0.001 per share.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses of Class A shares will not exceed 0.23%.

(6)	Reflects fee waivers and/or expense reimbursements.

Western Asset Institutional Money Market Funds         21

For a Class A share outstanding throughout each year ended May 31, unless otherwise noted:

Institutional Government Money Market Fund — Class A Shares	Six months ended November 30, 2006 (unaudited)(1)		2006	2005	2004(2)		2003		2002
Net asset value, beginning of period	$1.000		$1.000	$1.000	$1.000		$1.000		$1.000

Income from operations:
Net investment income	0.025		0.038	0.018	0.009		0.013		0.024
Net realized gain (loss)(3)	(0.000)		0.000	0.000	0.000		0.000		0.000

Total income from operations	0.025		0.038	0.018	0.009		0.013		0.024

Less distributions from:
Net investment income	(0.025)		(0.038)	(0.018)	(0.009)		(0.013)		(0.024)
Net realized gains	—		—	—	(0.000	)(3)	(0.000	)(3)	(0.000	)(3)

Total distributions	(0.025)		(0.038)	(0.018)	(0.009)		(0.013)		(0.024)

Net asset value, end of period	$1.000		$1.000	$1.000	$1.000		$1.000		$1.000

Total return(4)	2.53%		3.85%	1.83%	0.86%		1.31%		2.42%

Net assets, end of period (millions)	$1,253		$720	$958	$1,184		$627		$564

Ratios to average net assets:
Gross expenses	0.30	%(5)	0.32%	0.32%	0.32%		0.35%		0.32%
Net expenses(6)(7)	0.23	(5)	0.22	0.23	0.23		0.23		0.23
Net investment income	5.00	(5)	3.77	1.66	0.86		1.30		2.18

(1)	For the six months ended November 30, 2006 (unaudited).

(2)	Per share amounts have been calculated using the average shares method.

(3)	Amount represents less than $0.001 per share.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)	Annualized.

(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class A shares will not exceed 0.23%.

(7)	Reflects fee waivers and/or expense reimbursements.

22         Western Asset Money Market Funds

For a Class A share outstanding throughout each year ended May 31, unless otherwise noted:

Institutional Municipal Money Market Fund — Class A Shares	Six months ended November 30, 2006 (unaudited)(1)		2006		2005		2004	2003	2002
Net asset value, beginning of period	$1.000		$1.000		$1.000		$1.000	$1.000	$1.000

Income from operations:
Net investment income	0.017		0.027		0.015		0.008	0.012	0.019
Net realized gain (loss)(2)	0.000		(0.000)		0.000		(0.000)	0.000	0.000

Total income from operations	0.017		0.027		0.015		0.008	0.012	0.019

Less distributions from:
Net investment income	(0.017)		(0.027)		(0.015)		(0.008)	(0.012)	(0.019)
Net realized gains	—		(0.000	)(2)	(0.000	)(2)	—	—	—

Total distributions	(0.017)		(0.027)		(0.015)		(0.008)	(0.012)	(0.019)

Net asset value, end of period	$1.000		$1.000		$1.000		$1.000	$1.000	$1.000

Total return(3)	1.70%		2.69%		1.50%		0.81%	1.18%	1.86%

Net assets, end of period (millions)	$2,702		$2,557		$2,085		$1,884	$1,932	$1,434

Ratios to average net assets:
Gross expenses	0.26	%(4)	0.27%		0.31%		0.30%	0.32%	0.32%
Net expenses(5)(6)	0.23	(4)	0.22		0.23		0.23	0.23	0.23
Net investment income	3.36	(4)	2.68		1.51		0.81	1.16	1.76

(1)	For the six months ended November 30, 2006 (unaudited).

(2)	Amount represents less than $0.001 per share.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class A shares will not exceed 0.23%.

(6)	Reflects fee waivers and/or expense reimbursements.

Western Asset Institutional Money Market Funds         23

(Investment Company Act file no. 811-6740)

FD0958 4/07

Western Asset Institutional Money Market Fund

Western Asset Institutional Government Money Market Fund

Western Asset Institutional Municipal Money Market Fund

Shareholder reports Additional information about each fund’s investments is available in the funds’ Annual and Semi-Annual Reports to shareholders. In the funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each fund’s performance.

The funds send only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or Legg Mason Partners Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the funds and is incorporated by reference into (is legally part of) this prospectus.

You can make inquiries about the funds or obtain Annual and Semi-Annual Reports or the SAI (without charge) by contacting your Service Agent, by calling Legg Mason Partners Shareholder Services at 1-800-451-2010, or by writing to the funds at Legg Mason Partners Mutual Funds, 125 Broad Street, New York, New York 10004. The funds’ SAI and Annual and Semi-Annual Reports are not available on the internet as the funds do not currently maintain a website.

Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “Commission”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the funds that is not in this prospectus, you should not rely upon that information. Neither the funds nor the distributors are offering to sell shares of the funds to any person to whom the funds may not lawfully sell their shares.

Filed under Rule 497 (C)
File Nos. 33-49552 and 811-6740

PROSPECTUS

April 16, 2007

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Western Asset Institutional Money Market Fund

Western Asset Institutional Government Money Market Fund

Western Asset Institutional Municipal Money Market Fund

Class B Shares

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Western Asset

Institutional Money Market Fund

Western Asset

Institutional Government Money Market Fund

Western Asset

Institutional Municipal Money Market Fund

Contents

You should know: An investment in a fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. There is no assurance that each fund will be able to maintain a stable net asset value of $1.00 per share.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, each fund assumed the assets and liabilities of a predecessor fund. The funds are now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly fixed income-type funds. Any information in this Prospectus relating to a fund prior to the date of this Prospectus refers to the fund’s predecessor.

Prior to April 16, 2007, Western Asset Institutional Money Market Fund was known as Smith Barney Institutional Cash Management Fund Inc. — Cash Portfolio, Western Asset Institutional Government Money Market Fund was known as Smith Barney Institutional Cash Management Fund Inc. — Government Portfolio and Western Asset Institutional Municipal Money Market Fund was known as Smith Barney Institutional Cash Management Fund Inc. — Municipal Portfolio.

Investments, risks and performance

Each fund described in this prospectus is a money market fund. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. Each fund also tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

Investment objectives

Institutional Money Market Fund and Institutional Government Money Market Fund each seeks maximum current income to the extent consistent with preservation of capital and the maintenance of liquidity. Institutional Municipal Money Market Fund seeks maximum current income that is exempt from regular federal income taxes to the extent consistent with preservation of capital and the maintenance of liquidity.

Principal investment strategies

Key investments

Institutional Money Market Fund

Institutional Money Market Fund invests in high quality, U.S. dollar denominated short-term debt securities, primarily commercial paper and obligations of U.S. and non-U.S. financial institutions, such as certificates of deposit, bankers’ acceptances, or time deposits of U.S. banks with total assets greater than $1 billion (or the equivalent in other currencies in the case of foreign banks). Either the principal amount of each obligation is fully insured by the Federal Deposit Insurance Corporation (“FDIC”) or the issuing bank has more than $100 million of working capital or more than $1 billion of total assets. The fund also may invest in obligations issued by the U.S. Government, its agencies or instrumentalities, U.S. states and municipalities and U.S. and foreign corporate issuers. The fund may invest more than 25% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances.

Institutional Money Market Fund also may invest in asset-backed securities, repurchase agreements and other short-term debt securities. These securities may pay interest at fixed, floating or adjustable rates. The fund limits foreign investments to U.S. dollar denominated securities of issuers located in major industrialized countries.

Institutional Government Money Market Fund

Institutional Government Money Market Fund invests exclusively in short-term U.S. Government obligations, including securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and U.S. Treasury securities and related repurchase agreements. Although the fund invests in U.S. government obligations, an investment in the fund is neither insured nor guaranteed by the U.S. government.

Institutional Municipal Money Market Fund

Under normal circumstances, Institutional Municipal Money Market Fund invests at least 80% of its net assets in high quality, short-term investment grade municipal securities whose interest is exempt from regular federal income taxes. These include securities issued by any of the 50 states and their political subdivisions, agencies and public authorities

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(together with certain other governmental issuers such as Puerto Rico, the Virgin Islands and Guam). The interest rate on these securities normally is lower than it would be if the securities were subject to regular federal income tax. These securities may pay interest at fixed, variable or floating rates. The fund may invest more than 25% of its assets in participation interests in municipal obligations that are issued by banks and/or backed by bank obligations. The fund may also invest up to 20% of its net assets in securities the interest on which is subject to regular federal income tax.

Institutional Municipal Money Market Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of taxable money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Minimum credit quality

The funds invest only in high quality securities, which are those rated by a nationally recognized statistical rating organization in one of its two highest short-term rating categories or, if unrated, are deemed by the subadviser to be of equivalent quality.

Maximum maturity

Each fund invests exclusively in securities having remaining maturities of 397 days or less. Each fund maintains a dollar-weighted average fund maturity of 90 days or less.

Structured securities

Structured securities are securities whose payment and credit qualities derive solely from the assets embedded in the structure from which they are issued. Institutional Municipal Money Market Fund may invest up to 20% of its assets in three types of structured securities that have elements of derivative instruments: tender option bonds, partnership interests and swap-based securities. Swap-based securities represent participation interests in a special purpose trust or partnership holding one or more municipal bonds and/or municipal bond interest rate swaps. A typical swap enables the trust or partnership to exchange a municipal bond fixed interest rate for a floating or variable, short-term municipal interest rate. The fund does not intend to use these derivatives to leverage the fund’s portfolio or increase its exposure to interest rate risk.

Each fund may purchase securities under arrangements (called when-issued or forward delivery basis) where the securities will not be delivered immediately. The funds will set aside the assets to pay for these securities at the time of the agreement.

Each fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

Each fund’s investment objective may be changed without shareholder approval.

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Selection process

In selecting investments for the funds, the portfolio managers look for:

■	The best relative values based on an analysis of yield, price, interest rate sensitivity and credit quality
■	Issuers they believe offer minimal credit risk
■	Maturities consistent with the subadviser’s outlook for interest rates

Principal risks of investing in the funds

All investments involve some degree of risk. However, each fund is a “money market fund” and, as such, seeks income by investing in short-term debt securities that meet strict standards established by the Board of Trustees based on special rules for money market funds adopted under federal law.

An investment in a fund is not a bank deposit and is not issued or guaranteed by the FDIC or any other government agency. Although each fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a fund, or a fund could underperform other short-term debt instruments or money market funds as a result of the following risks:

■	Interest rates rise, causing the value of the fund’s investments to decline.
■	An issuer or guarantor of the fund’s securities defaults, or the security’s credit rating is downgraded.
■	The portfolio managers’ judgment about the attractiveness, value, credit quality or income potential of a particular security is incorrect.
■	With respect to Institutional Municipal Money Market Fund only, municipal securities fall out of favor with investors or unfavorable legislation affects the tax-exempt status of municipal securities.
■

Investments in structured securities raise certain tax, legal, regulatory and accounting issues which may not be presented by investments in other municipal bonds. These issues could be resolved in a manner that could hurt the performance of Institutional Municipal Money Market Fund.

Institutional Money Market Fund may invest more than 25% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances, and Institutional Municipal Money Market Fund may invest more than 25% of its assets in participation interests in municipal obligations that are issued by banks and/or backed by bank obligations, and, as a result, the funds may be more susceptible to events affecting the banking industry. The value of Institutional Money Market Fund’s foreign securities may decline because of unfavorable government actions or political instability.

It is possible that some of Institutional Municipal Money Market Fund’s income distributions may be, and distributions of any capital gains generally will be, subject to regular federal income tax. Institutional Municipal Money Market Fund’s income distributions may be subject to the federal alternative minimum tax. In addition, distributions of Institutional Municipal Money Market Fund’s income and capital gains generally will be subject to state income taxation. While not expected, Institutional Municipal Money Market Fund may realize taxable gains on the sale of its securities.

Institutional Municipal Money Market Fund purchases municipal securities the interest on which, in the opinion of bond counsel, is exempt from federal income tax. The

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manager, the subadviser and the fund do not guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable.

Who may want to invest

The funds each may be an appropriate investment if you:

■	Are seeking current income
■	Are looking to allocate a portion of your assets to money market securities, or an investment with lower risk than most other types of funds

In addition, Institutional Municipal Money Market Fund may be an appropriate investment if you:

■	Are a taxpayer in a high U.S. federal tax bracket seeking current income exempt from regular federal taxation
■	Are willing to accept the risks of short-term municipal securities

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Performance information

The following shows summary performance information for the funds in a bar chart and an Average Annual Total Returns table. The bar charts and Average Annual Total Returns table show the performance of each fund’s Class A Shares for each of the past ten calendar years because as of December 31, 2006 there were no Class B shares outstanding for these funds. The total returns for Class B shares would be lower than those of Class A shares to the extent Class B shares pay shareholder services fees and otherwise have different fees and expenses. The total returns shown have not been restated to reflect the different fees and expenses applicable to Class B shares. Class A shares are not offered in this prospectus. The information provides an indication of the risks of investing in the funds by showing changes in their performance from year to year and by showing how the funds’ average annual returns compare with the returns of the 90-day Treasury Bill Index. The performance information shown below is that of each fund’s predecessor. The funds’ past performance is not necessarily an indication of how the funds will perform in the future.

Total Return for Institutional Money Market Fund — Class A Shares

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 1.64% in third quarter 2000; Lowest: 0.22% in first quarter 2004.

Total Return for Institutional Government Money Market Fund — Class A Shares

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 1.60% in third quarter 2000; Lowest: 0.21% in second quarter 2004.

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Total Return for Institutional Municipal Money Market Fund — Class A Shares

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 1.05% in fourth quarter 2000; Lowest: 0.18% in third quarter 2003.

Average Annual Total Returns (Class A Shares) for periods ended December 31, 2006

Fund	1 Year	5 Years	10 Years
Institutional Money Market Fund	4.90%	2.37%	3.84%

Institutional Government Money Market Fund	4.83%	2.29%	3.72%

Institutional Municipal Money Market Fund	3.27%	1.75%	2.55%

90 day T-Bill	4.67%	2.34%	3.68%

7-day yield as of December 31, 2006

	Institutional Money Market Fund	Institutional Government Money Market Fund	Institutional Municipal Money Market Fund
7-day yield for Class A shares(1)	5.12%	5.05%	3.63%

(1)	The 7-day yield for Class B shares would be lower than that of Class A shares to the extent Class B shares pay shareholder services fees and otherwise have different fees and expenses.

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Fee table

This table sets forth the fees and expenses you may pay if you buy and hold Class B shares of a fund. Since no Class B shares of the funds were outstanding for the fiscal year ended May 31, 2006, “Other expenses” are estimated based on expenses for Class A shares for the fiscal year ended May 31, 2006.

Shareholder Fees

(paid directly from your investment)	Institutional Money Market Fund	Institutional Government Money Market Fund	Institutional Municipal Money Market Fund
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	None	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)	Institutional Money Market Fund	Institutional Government Money Market Fund	Institutional Municipal Money Market Fund
Management fee(1)	0.22%	0.25%	0.23%

Service fees	0.25%	0.25%	0.25%

Other expenses	0.03%	0.06%	0.03%

Total annual fund operating expenses(1)	0.50%	0.56%	0.51%

(1)

The manager has voluntarily agreed to limit total annual operating expenses, exclusive of certain other expenses, to 0.48% of each fund’s average daily net assets. Each fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 0.250% on assets up to and including $1 billion; 0.225% on assets over $1 billion and up to and including $2 billion; 0.200% on assets over $2 billion and up to and including $5 billion; 0.175% on assets over $5 billion and up to and including $10 billion; and 0.150% on assets over $10 billion. This management fee schedule went into effect on October 1, 2005, and the amounts set forth in “Management fee” in the table above have been revised to reflect the new schedule.

Actual management fees for the fiscal year ended May 31, 2006 were 0.19%, 0.16% and 0.19% for Institutional Money Market Fund, Institutional Government Money Market Fund and Institutional Municipal Money Market Fund, respectively. Subject to the cap on total annual operating expenses, the manager may change or eliminate these management fee waivers at any time. The manager may terminate the 0.48% limit on total annual operating expenses on 14 days’ prior notice to shareholders.

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Example

This example helps you compare the costs of investing in Class B shares of each fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the Class B shares of each fund for the period shown
■

Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (the “SEC”) for purposes of this example and is not a prediction of a fund’s future performance

■	You reinvest all distributions and dividends without a sales charge
■	Each fund’s operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same
■	Redemption of your shares at the end of the period

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Institutional Money Market Fund	$51	$160	$279	$629

Institutional Government Money Market Fund	$57	$179	$312	$701

Institutional Municipal Money Market Fund	$52	$163	$284	$639

Portfolio holdings

Each fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the statement of additional information (“SAI”).

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Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is each fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of each fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the funds. Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the funds as subadviser.

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2006, Western Asset’s total assets under management were approximately $403 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $945 billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was each fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Management fee

During the fiscal year ended May 31, 2006, SBFM received management fees, after applicable voluntary waivers and reimbursements, from each fund equal to the percentage of the average daily net assets of the fund listed below:

Fund	Effective Fee Rate
Institutional Money Market Fund	0.19%

Institutional Government Money Market Fund	0.16%

Institutional Municipal Money Market Fund	0.19%

A discussion regarding the basis of the Board’s approval of each fund’s management agreement and subadvisory agreement is available in each fund’s semi-annual report for the six-month period ended November 30, 2006.

Shareholder services plans

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as each fund’s distributors.

Each fund has adopted a shareholder services plan for its Class B shares. Under the plans, the funds will pay service fees. The plan provides for payments, based on annualized percentages of average daily net assets, of up to 0.25% for Class B shares. These fees will be an ongoing expense and, over time, may cost you more than other types of sales charges.

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In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. A distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of the manager, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of a fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Recent developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the funds, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the funds (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining

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$183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

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Buying shares

Financial institutions may purchase Class B shares of the funds as a record owner on behalf of fiduciary, agency or custody accounts. The minimum initial investment amount for each account is $1,000,000. Each additional investment must be no less than $50.

Through a Service Agent

You should contact your broker-dealer, financial intermediary, financial institution, a distributor’s financial advisors or registered representatives that have entered into an agreement to sell fund shares (each called a “Service Agent”) to open a brokerage account and make arrangements to buy shares.

You must provide the following information for your order to be processed:

■ Specific fund being bought

■ Class of shares being bought

■ Dollar amount or number of shares being bought

You should pay for your shares through your brokerage account on the day you place your order. Your Service Agent may charge an annual account maintenance fee.

Through the funds

Certain investors who are clients of certain Service Agents are eligible to buy shares directly from a fund.

■ Call Legg Mason Partners Shareholder Services at 1-800-451-2010 for more information on establishing an account or purchasing additional shares.

■ Send a check to pay for the shares, or arrange for the wiring of federal funds by calling Legg Mason Partners Shareholder Services at 1-800-451-2010. For initial purchases, complete and send an account application.

Effectiveness of purchase orders	When purchase orders are paid for in federal funds, or are placed by an investor with a sufficient balance in the investor’s brokerage account with a Service Agent, the order becomes effective on the day of receipt if the order is received by your Service Agent or the transfer agent prior to noon (Eastern time), which is the close of business for Institutional Municipal Money Market Fund, or 4:00 p.m. (Eastern time), which is the close of business for Institutional Money Market Fund and Institutional Government Money Market Fund, on any day on which a fund calculates its net asset value.

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Exchanging shares

Generally

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order. You should contact your Service Agent to exchange into another fund. An exchange is a taxable transaction.

■ To qualify for the exchange privilege, you must exchange shares with a current value of at least $1,000.

■ If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the exchange is effective.

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the funds. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. Call Legg Mason Partners Shareholder Services at 1-800-451-2010 between 8:30 a.m. and 4:00 p.m. (between 8:30 a.m. and noon for Institutional Municipal Money Market Fund) Eastern time.

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the funds at the address on page 15.

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Redeeming shares

Generally	Redemption requests received in proper form by your Service Agent or the transfer agent prior to 4:00 p.m. (noon for Institutional Municipal Money Market Fund) Eastern time are priced at the net asset value next determined. Redemption requests received by your Service Agent or the transfer agent after 4:00 p.m. (noon for Institutional Municipal Money Market Fund) Eastern time will not be accepted and a new redemption request must be submitted on the next day that the fund calculates its net asset value. If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers with a signature guarantee before the redemption is effective.

In a Brokerage Account	You may redeem shares by contacting your Service Agent. If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent in the form of federal funds on the same day that the redemption order was accepted. You may have the proceeds sent in the form of federal funds wired on the same day to a bank account previously designated on your application form. If you change the bank account designated to receive the proceeds, you must submit in proper form a new account application with a signature guarantee. Alternatively, your redemption proceeds can be sent by check to your address of record normally within one day, but in no event more than three business days, after your request is received in proper form.

By telephone	If you have an account application on file with the transfer agent with the telephone privilege section properly completed, you may request redemptions by telephone on any day the NYSE is open. Call Legg Mason Partners Shareholder Services at 1-800-451-2010 between 8:30 a.m. and 4:00 p.m. (between 8:30 a.m. and noon for Institutional Municipal Money Market Fund) Eastern time. If, however, you are unable to contact the transfer agent by telephone, you may contact your Service Agent to effect such redemption.

By mail

For accounts held directly at the funds, you may send written requests to the fund at the following address:

Legg Mason Partners Funds

(Specify name of fund)

c/o PFPC Inc.

P.O. Box 9699

Providence, RI 02940-9699

Your written request must provide the following:

■ The fund name, the class of shares to be redeemed, and your account number

■ The dollar amount or number of shares to be redeemed

■ Signatures of each owner exactly as the account is registered

■ Signature guarantees, as applicable

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Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

■	Name of the fund
■	Your account number
■	The class of shares being bought, and if you own more than one class, the class of shares being exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered (redemptions only)

A request to purchase shares becomes effective only when the Service Agent or the transfer agent receives, or converts the purchase amount into, federal funds.

The transfer agent or Legg Mason Partners Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are employed, neither the funds nor their agents will bear any liability for these transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

■	Are sending signed share certificates or stock powers to the transfer agent
■	Instruct the transfer agent to mail the check to an address different from the one on your account
■	Changed your account registration or your address within 30 days
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Each fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions
■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your

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account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase.

Subject to applicable law, a fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

Frequent purchases and redemptions of fund shares

Money market funds are often used by investors for short-term investments, in place of bank checking or savings accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the Board of Trustees, on behalf of the funds, has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of fund shares. The Board also believes that money market funds, such as the funds, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short-term disparity between a fund’s yield and current market yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of the fund’s shares could increase the fund’s transaction costs and may interfere with the efficient management of the fund by the portfolio managers, which could detract from the fund’s performance.

Share certificates

Share certificates will no longer be issued. If you currently hold share certificates of a fund, such certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or Legg Mason Partners Shareholder Services.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that a fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

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Dividends, distributions and taxes

Dividends and distributions

Each fund intends to declare a dividend of substantially all of its net investment income on each day the NYSE is open. Income dividends are paid monthly. Each fund generally makes distributions of long-term capital gains, if any, once a year, typically in December. Each fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Each fund expects dividends to be primarily from income. Dividends and capital gain distributions are reinvested in additional fund shares of the class you hold. Alternatively, you can instruct your Service Agent or Legg Mason Partners Shareholders Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the funds.

Transaction	Federal tax status
Redemption or exchange of shares	Usually no gain or loss

Long-term capital gain distributions	Long-term capital gain

Dividends	Ordinary income (except for Institutional Municipal Money Market Fund dividends attributable to tax-exempt interest and properly designated as “exempt-interest dividends,” which are generally excludable from gross income for regular federal income tax purposes)

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Taxable dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in additional fund shares. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. Each fund anticipates that it will normally not earn or distribute any long-term capital gains. Gain or loss recognized upon the redemption or exchange of shares will generally be capital gain or loss. Each fund anticipates that no gain or loss will be recognized upon a redemption or exchange.

A portion of the exempt-interest dividends paid by Institutional Municipal Money Market Fund may be a tax preference item, includible in the income of a shareholder subject to the U.S. alternative minimum tax.

Institutional Municipal Money Market Fund may at times buy tax-exempt investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in Institutional Municipal Money Market Fund’s ordinary income and will be ordinary income when it is paid to you.

18         Western Asset Money Market Funds

Institutional Municipal Money Market Fund’s investments in these and certain other debt obligations may cause the fund to recognize taxable income in excess of the cash received from such obligations. If this happens, Institutional Municipal Money Market Fund may be required to sell other investments in order to satisfy its distribution requirements.

A dividend declared by a fund in October, November or December and paid during January of the following year may in certain circumstances be treated as paid in December for tax purposes.

After the end of each year, your Service Agent or the funds will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the funds with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds (other than tax-exempt dividends). Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the funds.

In certain states, income dividends from mutual funds primarily invested in U.S. government securities are exempt from state income tax. Consult your own tax advisor for restrictions and details.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the funds.

Western Asset Institutional Money Market Funds         19

Share price

You may buy, exchange or redeem shares of a fund at its net asset value next determined after receipt of your request in good order. Each fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Institutional Municipal Money Market Fund calculates its net asset value at noon (Eastern time) every day the New York Stock Exchange (“NYSE”) is open. Institutional Money Market Fund and Institutional Government Money Market Fund each calculate their respective net asset values at 4:00 p.m. (Eastern time) every day the NYSE is open. The NYSE is closed on certain holidays listed in the SAI.

Early close on certain days

On the day before certain holidays are observed, the bond markets or other primary trading markets for the funds may close early. If the Public Securities Association recommends an early close of the bond markets, the funds also may close early. On days the funds close early:

■	All orders received prior to the funds’ close will be processed as of the time the funds’ net asset value is next calculated.
■

Redemption requests received after 4:00 p.m. (noon for Institutional Municipal Money Market Fund) Eastern time will not be accepted and a new redemption request must be submitted on the next day that the fund calculates its net asset value.

■	Purchase orders received after the funds’ close will be processed the next business day.

Each fund uses the amortized cost method to value portfolio securities. Using this method, a fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund.

It is the responsibility of your Service Agent to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

20         Western Asset Money Market Funds

Financial highlights

No financial information is presented for Class B shares since there were no Class B shares outstanding during the last five years. Each fund has offered Class A shares since June 16, 1995. The tables below show the financial highlights for Class A shares. Class A shares and Class B shares invest in the same portfolio of securities, but Class B shares are expected to have higher expenses. The financial highlights tables are intended to help you understand the performance of Class A shares of each fund for the past five years. Certain information reflects financial results for a single Class A share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the predecessor funds’ financial statements, which, except for the financial information for the six-month period ended November 30, 2006, have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the funds’ financial statements, is included in the annual report (which is available upon request). The financial information shown below is that of each fund’s predecessor.

For a Class A share outstanding throughout each year ended May 31, unless otherwise noted:

Institutional Money Market Fund — Class A Shares	Six months ended November 30, 2006 (unaudited)(1)	2006		2005		2004		2003		2002
Net asset value, beginning of period	$1.000	$1.000		$1.000		$1.000		$1.000		$1.000

Income from operations:
Net investment income	0.025	0.039		0.019		0.009		0.014		0.026
Net realized gain (loss)(2)	(0.000)	0.000		0.000		0.000		0.000		0.000

Total income from operations	0.025	0.039		0.019		0.009		0.014		0.026

Less distributions from:
Net investment income	(0.025)	(0.039)		(0.019)		(0.009)		(0.014)		(0.026)
Net realized gains	—	(0.000	)(2)	(0.000	)(2)	(0.000	)(2)	(0.000	)(2)	(0.000	)(2)

Total distributions	(0.025)	(0.039)		(0.019)		(0.009)		(0.014)		(0.026)

Net asset value, end of period	$1.000	$1.000		$1.000		$1.000		$1.000		$1.000

Total return(3)	2.54%	3.96%		1.90%		0.91%		1.42%		2.59%

Net assets, end of period (millions)	$4,700	$4,616		$3,202		$3,495		$3,969		$3,593

Ratios to average net assets:
Gross expenses	0.25 (4)	0.26%		0.30%		0.30%		0.29%		0.31%
Net expenses(5)(6)	0.23 (4)	0.22		0.22		0.23		0.23		0.23
Net investment income	5.01 (4)	3.96		1.87		0.91		1.40		2.53

(1)	For the six months ended November 30, 2006 (unaudited).

(2)	Amount represents less than $0.001 per share.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses of Class A shares will not exceed 0.23%.

(6)	Reflects fee waivers and/or expense reimbursements.

Western Asset Institutional Money Market Funds         21

For a Class A share outstanding throughout each year ended May 31, unless otherwise noted:

Institutional Government Money Market Fund — Class A Shares	Six months ended November 30, 2006 (unaudited)(1)		2006	2005	2004(2)		2003		2002
Net asset value, beginning of period	$1.000		$1.000	$1.000	$1.000		$1.000		$1.000

Income from operations:
Net investment income	0.025		0.038	0.018	0.009		0.013		0.024
Net realized gain (loss)(3)	(0.000)		0.000	0.000	0.000		0.000		0.000

Total income from operations	0.025		0.038	0.018	0.009		0.013		0.024

Less distributions from:
Net investment income	(0.025)		(0.038)	(0.018)	(0.009)		(0.013)		(0.024)
Net realized gains	—		—	—	(0.000	)(3)	(0.000	)(3)	(0.000	)(3)

Total distributions	(0.025)		(0.038)	(0.018)	(0.009)		(0.013)		(0.024)

Net asset value, end of period	$1.000		$1.000	$1.000	$1.000		$1.000		$1.000

Total return(4)	2.53%		3.85%	1.83%	0.86%		1.31%		2.42%

Net assets, end of period (millions)	$1,253		$720	$958	$1,184		$627		$564

Ratios to average net assets:
Gross expenses	0.30	%(5)	0.32%	0.32%	0.32%		0.35%		0.32%
Net expenses(6)(7)	0.23	(5)	0.22	0.23	0.23		0.23		0.23
Net investment income	5.00	(5)	3.77	1.66	0.86		1.30		2.18

(1)	For the six months ended November 30, 2006 (unaudited).

(2)	Per share amounts have been calculated using the average shares method.

(3)	Amount represents less than $0.001 per share.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)	Annualized.

(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class A shares will not exceed 0.23%.

(7)	Reflects fee waivers and/or expense reimbursements.

22         Western Asset Money Market Funds

For a Class A share outstanding throughout each year ended May 31, unless otherwise noted:

Institutional Municipal Money Market Fund — Class A Shares	Six months ended November 30, 2006 (unaudited)(1)		2006		2005		2004	2003	2002
Net asset value, beginning of period	$1.000		$1.000		$1.000		$1.000	$1.000	$1.000

Income from operations:
Net investment income	0.017		0.027		0.015		0.008	0.012	0.019
Net realized gain (loss)(2)	0.000		(0.000)		0.000		(0.000)	0.000	0.000

Total income from operations	0.017		0.027		0.015		0.008	0.012	0.019

Less distributions from:
Net investment income	(0.017)		(0.027)		(0.015)		(0.008)	(0.012)	(0.019)
Net realized gains	—		(0.000	)(2)	(0.000	)(2)	—	—	—

Total distributions	(0.017)		(0.027)		(0.015)		(0.008)	(0.012)	(0.019)

Net asset value, end of period	$1.000		$1.000		$1.000		$1.000	$1.000	$1.000

Total return(3)	1.70%		2.69%		1.50%		0.81%	1.18%	1.86%

Net assets, end of period (millions)	$2,702		$2,557		$2,085		$1,884	$1,932	$1,434

Ratios to average net assets:
Gross expenses	0.26	%(4)	0.27%		0.31%		0.30%	0.32%	0.32%
Net expenses(5)(6)	0.23	(4)	0.22		0.23		0.23	0.23	0.23
Net investment income	3.36	(4)	2.68		1.51		0.81	1.16	1.76

(1)	For the six months ended November 30, 2006 (unaudited).

(2)	Amount represents less than $0.001 per share.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class A shares will not exceed 0.23%.

(6)	Reflects fee waivers and/or expense reimbursements.

Western Asset Institutional Money Market Funds         23

(Investment Company Act

file no. 811-6740)

FD0958 4/07

Western Asset Institutional Money Market Fund

Western Asset Institutional Government Money Market Fund

Western Asset Institutional Municipal Money Market Fund

Shareholder reports Additional information about each fund’s investments is available in the funds’ Annual and Semi-Annual Reports to shareholders. In the funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each fund’s performance.

The funds send only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or Legg Mason Partners Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the funds and is incorporated by reference into (is legally part of) this prospectus.

You can make inquiries about the funds or obtain Annual and Semi-Annual Reports or the SAI (without charge) by contacting your Service Agent, by calling Legg Mason Partners Shareholder Services at 1-800-451-2010, or by writing to the funds at Legg Mason Partners Mutual Funds, 125 Broad Street, New York, New York 10004. The funds’ SAI and Annual and Semi-Annual Reports are not available on the internet as the funds do not currently maintain a website.

Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “Commission”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the funds that is not in this prospectus, you should not rely upon that information. Neither the funds nor the distributors are offering to sell shares of the funds to any person to whom the funds may not lawfully sell their shares.

Filed under Rule 497 (C)
File Nos. 33-49552 and 811-6740

April 16, 2007

STATEMENT OF ADDITIONAL INFORMATION

LEGG MASON PARTNERS INSTITUTIONAL TRUST

Western Asset Institutional Money Market Fund (“Money Fund”)

Western Asset Institutional Government Money Market Fund (“Government Fund”)

Western Asset Institutional Municipal Money Market Fund (“Municipal Fund”)

125 Broad Street

New York, NY 10004

800-451-2010

Money Fund, Government Fund and Municipal Fund (individually, a “fund” and collectively, the “funds”) are money market funds. Each fund offers Class A and Class B shares.

An investment in a fund is neither insured nor guaranteed by the U.S. Government. There is no assurance that a fund will be able to maintain a stable net asset value of $1.00 per share.

Each fund is designed as an economical and convenient means for the investment of short-term funds. Each fund currently offers two classes of shares. Assuming the minimum investment requirement is met, Class A shares of Money Fund, Government Fund and Municipal Fund are available for purchase by any investor and Class B shares are available for purchase by financial institutions as a record owner on behalf of fiduciary, agency or custody accounts.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, each fund assumed the assets and liabilities of a predecessor fund. Each fund is now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly fixed income-type funds, and is a series of Legg Mason Partners Institutional Trust (the “Trust”), a Maryland business trust. Other initiatives, including the election of a new Board of Trustees (the “Board”) and the approval of certain revised fundamental investment policies, have also been accomplished, and more information on these matters appears in this SAI. Certain historical information contained in the SAI is that of a fund’s predecessor.

Prior to April 16, 2007, Western Asset Institutional Money Market Fund was known as Smith Barney Institutional Cash Management Fund Inc. — Cash Portfolio, Western Asset Institutional Government Money Market Fund was known as Smith Barney Institutional Cash Management Fund Inc. — Government Portfolio and Western Asset Institutional Municipal Money Market Fund was known as Smith Barney Institutional Cash Management Fund Inc. — Municipal Portfolio.

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current prospectuses of Class A shares and Class B shares of the funds dated April 16, 2007, as amended or supplemented from time to time (the “prospectuses”), and should be read in conjunction with the prospectuses. Additional information about each fund’s investments is available in the funds’ annual and semi-annual reports to shareholders. These reports contain financial statements that are incorporated herein by reference. The prospectuses and the report may be obtained from a Service Agent (as defined herein) or by writing or calling the Trust at the address or telephone number set forth above. This SAI, although not in itself a prospectus, is incorporated by reference into the prospectuses in its entirety.

An investment in a fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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2

MANAGEMENT

The business affairs of each fund are managed by or under the direction of the Board. The Board elects officers who are responsible for the day-to-day operations of the funds and who execute policies authorized by the Board.

The current Trustees, including the Trustees of the funds who are not “interested persons” of the funds (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) and executive officers of the funds, their birth years, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022.

The following information relates to the Trust’s recently elected Board of Trustees.

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES:
Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (2001 to 2004); Executive Vice President, DigiGym Systems (personal fitness systems) (2001 to 2004); Chief Executive Officer, Motocity USA (Motorsport Racing) (2004 to 2005)	69	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

A. Benton Cocanougher Born 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2001); former Interim Chancellor, Texas A&M University System (from 2003 to 2004); formerly Special Adviser to the President, Texas A&M University (from 2002 to 2003); formerly Dean and Professor of Marketing, College and Graduate School of Business, Texas A&M University (1987 to 2001)	69	None

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Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	69	None

Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (1999 to 2001); formerly, General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (1996 to 2001)	69	None

Rainer Greeven Born 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	69	None

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Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); formerly, Treasurer, Hank Aaron Enterprises (fast food franchise) (1985 to 2001); formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (2000 to 2002); formerly, Secretary, Carint N.A. (manufacturing) (1998 to 2002)	69	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	69	None

Diana R. Harrington Born 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	69	None

Susan M. Heilbron Born 1945	Trustee	Since 1994	Independent Consultant (since 2001); formerly, Owner, Lacey & Heilbron (communications consulting) (1993 to 2001)	69	None

Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)	69	Chairman and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the Fund complex) (since 1991)

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Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996)	69	Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003); Director, BTG, Inc. (information systems) (1997 to 2001)

R. Richardson Pettit Born 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)	69	None

INTERESTED TRUSTEE:

R. Jay Gerken, CFA† Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board and Trustee/Director of 139 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)	139	None

*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a Board member for a fund in the Legg Mason Partners fund complex.
†	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

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Name, Year of Birth and Address	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
OFFICERS:

Ted P. Becker Born 1951 399 Park Avenue New York, NY 10022	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason, Inc. (2006 to present); Managing Director of Compliance at Legg Mason & Co (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (a group of affiliated investment advisers, which included SBFM, Smith Barney Asset Management and CFM and other affiliated investment advisory entities) (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

John Chiota Born 1968 300 First Stamford Place Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006). Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse.

Robert I. Frenkel Born 1954 300 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2005); Managing Director and General Counsel of Global Mutual Funds for CAM (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003). Previously, Secretary of CFM (2001 to 2004).

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Name, Year of Birth and Address	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
R. Jay Gerken, CFA Born 1951 399 Park Avenue New York, NY 10022	Chairman, President and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co.; Chairman of the Board and Trustee/Director of 139 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, SBFM and CFM (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005).

Frances M. Guggino Born 1957 125 Broad Street New York, NY 10004	Treasurer and Chief Financial Officer	Since 2004	Director of Legg Mason & Co. (since 2005); Director at CAM (2005); Treasurer and/ or Controller of certain funds associated with Legg Mason & Co. (since 2005); Treasurer and/or Controller of certain funds associated with CAM (1992 to 2005).

Thomas C. Mandia Born 1962 300 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took office for any funds in the Legg Mason Partners fund complex.

Officers of the funds receive no compensation from the funds, although they may be reimbursed by the funds for reasonable out-of-pocket travel expenses for attending Board meetings.

The Board has four standing Committees: the Audit Committee, Nominating and Governance Committee (referred to as the Nominating Committee), Investment and Performance Committee (referred to as the Performance Committee) and Pricing Committee. Each of the Audit, Nominating and Performance Committees is composed of all of the Independent Trustees. The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee.

The Audit Committee oversees, among other things, the scope of each fund’s audit, the fund’s accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of each fund, and the qualifications and independence of each fund’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of each fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each fund by the independent registered public accounting firm and all permissible non-audit services provided by each fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to each fund’s operations and financial reporting.

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The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the funds’ investment management and subadvisory arrangements.

The Pricing Committee is charged with determining the fair value prices for securities when required.

As indicated above, the Trust’s Board is recently elected and is newly constituted as the Board that oversees all of the fixed income-type funds in the fund complex. All members of the Board previously have served on Boards of Legg Mason Partners funds. The Audit, Nominating, Performance and Pricing Committees are recently established committees of this Board and did not meet during the funds’ last fiscal year.

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The following table shows the amount of equity securities owned by the Trustees in the funds and other investment companies in the fund complex supervised by the Trustees as of December 31, 2006.

Name of Trustee	Dollar Range of Equity Securities in Money Fund	Dollar Range of Equity Securities in Government Fund	Dollar Range of Equity Securities in Municipal Fund	Aggregate Dollar Range of Equity Securities In Registered Investment Companies Overseen by Trustee
Independent Trustee
Elliott J. Berv	None	None	None	None
A. Benton Cocanougher	None	None	None	$10,001–$50,000
Jane F. Dasher	None	None	None	Over $100,000
Mark T. Finn	None	None	None	$10,001–$50,000
Rainer Greeven	None	None	None	None
Stephen Randolph Gross	None	None	None	None
Richard E. Hanson, Jr.	None	None	None	Over $100,000
Diana R. Harrington	None	None	None	$10,001–$50,000
Susan M. Heilbron	None	None	None	None
Susan B. Kerley	None	None	None	$1–$10,000
Alan G. Merten	None	None	None	$1–$10,000
R. Richardson Pettit	None	None	None	$10,001–$50,000

Interested Trustee
R. Jay Gerken	None	None	None	Over $100,000

As of April 10, 2007, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the Manager, Subadviser or Distributors of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager, Subadviser or Distributors of the funds.

Information regarding compensation paid by each fund to its recently elected Board and to its prior Board is set forth below. The Independent Trustees receive a fee for each meeting of the funds’ Board of Trustees and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the funds for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each fund pays a pro rata share of the Trustee fees based upon asset size. Each fund currently pays each of the Trustees who is not a director, officer or employee of the Manager or any of its affiliates its pro rata share of: an annual fee of $100,000 plus $15,000 for each regularly scheduled Board meeting attended in person, $2,500 for each Committee meeting attended in person, and $1,000 for certain telephonic Board and Committee meetings in which that Trustee participates. The lead Independent Trustee will receive an additional $25,000 per year and the Chairs of the Audit Committee and Performance Committee will each receive an additional $15,000 per year.

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Recently elected Board

Name of Trustee	Aggregate Compensation from Money Fund (1)	Aggregate Compensation from Government Fund (1)	Aggregate Compensation from Municipal Fund (1)	Total Pension or Retirement Benefits Paid as Part of Fund Expenses(1)	Total Compensation from Fund Complex Paid to Trustee(1) (2)	Number of Funds in Fund Complex Overseen by Trustee(1)
Independent Trustees
Elliott J. Berv	N/A	N/A	N/A	(3)	$154,500	69
A. Benton Cocanougher	N/A	N/A	N/A	(3)	$161,000	69
Jane F. Dasher	N/A	N/A	N/A	$0	$86,100	69
Mark T. Finn	N/A	N/A	N/A	(3)	$179,385	69
Rainer Greeven	N/A	N/A	N/A	$0	$74,000	69
Stephen Randolph Gross	N/A	N/A	N/A	(3)	$191,000	69
Richard E. Hanson, Jr.	N/A	N/A	N/A	$0	$80,900	69
Diana R. Harrington	N/A	N/A	N/A	(3)	$159,625	69
Susan M. Heilbron	N/A	N/A	N/A	$0	$66,200	69
Susan B. Kerley	N/A	N/A	N/A	(3)	$173,000	69
Alan G. Merten	N/A	N/A	N/A	(3)	$148,500	69
R. Richardson Pettit	N/A	N/A	N/A	(3)	$154,500	69

Interested Trustee
R. Jay Gerken	$0	$0	$0	$0	$0	139

(1)	The disclosure of compensation paid to the Trustees is provided as of the most recent calendar year end, rather than the funds’ most recent fiscal year end, for ease of presentation and comprehension.
(2)	Mr. Greeven and Mr. Gross also received $5,000 and $12,000, respectively, during 2006 for attending on behalf of their respective Boards an additional meeting relating to the selection of service providers for the funds in the Legg Mason Partners fund complex. These amounts were paid by the Manager and/or its affiliates and not by the funds.
(3)	Pursuant to prior retirement plans, certain Trustees have received or are entitled to receive benefits as follows: Mr. Berv: $307,130; Mr. Cocanougher: $503,114; Mr. Finn: $306,079; Mr. Gross: $318,788; Ms. Harrington: $348,670; Ms. Kerley: $217,984; Mr. Merten: $405,257; and Mr. Pettit: $424,976. Each fund formerly overseen by these Trustees will pay its pro rata share (based upon asset size) of these benefits. Legg Mason or its affiliates have agreed to reimburse these funds an amount equal to 50% of these benefits. None of these amounts were paid during the period covered by this table.

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For the fiscal year ended May 31, 2006, the Directors of the funds were paid the compensation listed below for service as a Director. Information as to the compensation paid to the Directors of the funds for the calendar year ended December 31, 2006 also is shown below.

Prior Board

Name of Director	Aggregate Compensation from Money Fund for Year Ended 5/31/06	Aggregate Compensation from Government Fund for Year Ended 5/31/06	Aggregate Compensation from Municipal Fund for Year Ended 5/31/06	Total Pension or Retirement Benefits Paid as Part of Fund Expenses(2)	Total Compensation from Fund Complex Paid to Director in Year Ended 5/31/06(4)	Number of Funds for Which Director Served Within Fund Complex
Independent Directors
Paul R. Ades	$11,581	$2,476	$7,105	$0	$81,100	15
Dwight B. Crane	$10,574	$2,265	$6,459	(3)	$255,025	46
Frank G. Hubbard	$12,590	$2,621	$7,682	$0	$81,900	15
Jerome Miller	$10,574	$2,265	$6,459	$0	$71,000	15
Ken Miller	$10,541	$2,231	$6,425	$0	$70,500	15
Interested Director
R. Jay Gerken(1)	$0	$0	$0	$0	$0	169

Name of Director	Aggregate Compensation from Money Fund for Year Ended 12/31/06	Aggregate Compensation from Government Fund for Year Ended 12/31/06	Aggregate Compensation from Municipal Fund for Year Ended 12/31/06	Total Pension or Retirement Benefits Paid as Part of Fund Expenses(2)	Total Compensation from Fund Complex Paid to Director in Year Ended 12/31/06(4)	Number of Funds for Which Director Served Within Fund Complex
Independent Directors
Paul R. Ades	$16,138	$2,919	$9,211	$0	$86,200	12
Dwight B. Crane	$14,952	$2,699	$8,482	(3)	$266,500	46
Frank G. Hubbard	$16,045	$2,880	$9,151	$0	$78,700	12
Jerome Miller	$15,058	$2,727	$8,542	$0	$73,500	12
Ken Miller	$14,778	$2,606	$8,361	$0	$71,500	12
Interested Director
R. Jay Gerken(1)	$0	$0	$0	$0	$0	162

(1)	Mr. Gerken was not compensated for his services as Director because of his affiliation with the Manager.
(2)	During the fiscal year ended May 31, 2006, Mr. Herbert Barg, a former Director, received the following payments for his services as emeritus Director: $51,000. Each fund paid its pro rata share (based on asset size) of these aggregate benefits. Pursuant to prior emeritus retirement plans, Mr. Barg has received or is entitled to receive benefits (calculated on a net present value basis) as follows: $392,886. Benefits under the emeritus retirement plans are paid in quarterly installments unless Mr. Barg elected to receive them in a lump sum at net present value. Each fund no longer overseen by Mr. Barg will pay its pro rata share (based on asset size) of these aggregate benefits. Legg Mason or its affiliates have agreed to reimburse these funds an amount equal to 50% of these benefits. None of these amounts were paid during the period covered by this table.
(3)	Pursuant to prior emeritus retirement plans, the following former Directors have received or are entitled to receive benefits (calculated on a net present value basis) as follows: Mr. Crane, $444,643. Mr. Crane elected to receive benefits under the emeritus retirement plans in a lump sum at net present value. Each fund no longer overseen by Mr. Crane will pay its pro rata share (based on asset size) of these aggregate benefits. Legg Mason or its affiliates have agreed to reimburse these funds an amount equal to 50% of these benefits. None of these amounts were paid during the period covered by this table.
(4)	Mr. Hubbard also received $5,200 during 2006 for attending on behalf of his former Board an additional meeting relating to the selection of service providers for the funds in the Legg Mason Partners fund complex. This amount was paid by the manager or its affiliates, and not by the funds.

As of March 16, 2007, the Trustees and officers as a group owned less than 1% of each class of each fund.

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To the knowledge of the Trust, as of March 16, 2007, no shareholder or “group” (as such term is defined in section 13(d) of the Securities Exchange Act of 1934 (the “1934 Act”)) owned beneficially or of record 5% or more of the shares of any class of a fund with the exception of the following:

Fund	Class	Name & Address	Percentage

Money Fund	Class A	None

Money Fund	Class B	N/A

Government Fund	Class A	CONTINENTAL STOCK TRANSFER & TRUST CO A/T/F FREEDOM ACQUISITION HOLDINGS ATTN: FRANK DIPAOLO 17 BATTERY PLACE, 8TH FLOOR NEW YORK, NY 10004-1123	36.39%

Government Fund	Class B	N/A

Municipal Fund	Class A	None

Municipal Fund	Class B	N/A

INVESTMENT OBJECTIVES

The investment objective of each of Money Fund and Government Fund is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The investment objective of Municipal Fund is to maximize current interest income that is exempt from federal income taxes to the extent consistent with preservation of capital and the maintenance of liquidity.

The investment objectives of the funds are non-fundamental and may be changed without shareholder approval.

Principal Investment Strategies

Money Fund. Money Fund invests in high quality, U.S. dollar denominated short-term debt securities, primarily commercial paper and obligations of U.S. and non-U.S. financial institutions, such as certificates of deposit, bankers’ acceptances, or time deposits of U.S. banks with total assets greater than $1 billion (or the equivalent in other currencies in the case of foreign banks). Either the principal amount of each obligation is fully insured by the Federal Deposit Insurance Company (“FDIC”) or the issuing bank has more than $100 million of working capital or more than $1 billion of total assets. Money Fund also may invest in obligations issued by the U.S. Government, its agencies or instrumentalities, U.S. states and municipalities and U.S. and foreign corporate issuers. Money Fund may invest more than 25% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances.

Money Fund also may invest in asset-backed securities, repurchase agreements and other short-term debt securities. These securities may pay interest at fixed, floating or adjustable rates. Money Fund limits foreign investments to U.S. dollar denominated securities of issuers located in major industrialized countries.

Government Fund. Government Fund invests exclusively in short-term U.S. Government obligations, including securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and U.S. Treasury securities and related repurchase agreements. Although the portfolio invests in U.S. government obligations, an investment in the fund is neither insured nor guaranteed by the U. S. government.

Municipal Fund. Under normal circumstances, Municipal Fund invests at least 80% of its net assets in high quality, short-term investment grade municipal securities whose interest is exempt from regular federal income taxes. These include securities issued by any of the 50 states and their political subdivisions, agencies and public authorities (together with certain other governmental issuers such as Puerto Rico, the Virgin Islands and Guam). The interest rate on these securities normally is lower than it would be if the securities were subject to regular federal income tax. These securities may pay interest at fixed, variable or floating rates. Municipal Fund may

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invest more than 25% of its assets in participation interests in municipal obligations that are issued by banks and/ or backed by bank obligations. Municipal Fund may also invest up to 20% of its net assets in securities the interest on which is subject to regular federal income tax.

Minimum credit quality. The funds invest only in high quality securities, which are those rated by a nationally recognized statistical rating organization in one of its two highest short-term rating categories or, if unrated, are deemed by the subadviser to be of equivalent quality.

Maximum maturity. Each fund invests exclusively in securities having remaining maturities of 397 days or less. Each fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

Structured securities. Structured securities are securities whose payment and credit qualities derive solely from the assets embedded in the structures from which they are issued. Municipal Fund may invest up to 20% of its assets in three types of structured securities that have elements of derivative instruments: tender option bonds, partnership interests and swap-based securities. Swap-based securities represent participation interests in a special purpose trust or partnership holding one or more municipal bonds and/or municipal bond interest rate swaps. A typical swap enables the trust or partnership to exchange a municipal bond fixed interest rate for a floating or variable, short-term municipal interest rate. Structured securities, unlike other types of derivatives, are not designed to leverage the a fund or increase its exposure to interest rate risk.

Each fund may purchase securities under arrangements (called when-issued or forward delivery basis) where the securities will not be delivered immediately. The funds will set aside the assets to pay for these securities at the time of the agreement.

Additional Information

Each fund’s principal investment strategies are described above. The following provides additional information about these principal strategies and describes other investment strategies that may be used by the funds , and contains more information about the various types of securities in which each fund may invest and the risks involved in such investments.

TYPES OF SECURITIES AND INVESTMENT TECHNIQUES

The funds will invest only in eligible high-quality, short-term money market instruments that present minimal credit risks as determined by the Subadviser pursuant to procedures adopted by the Trustees.

Each of the funds may invest only in “eligible securities” as defined in Rule 2a-7 under the 1940 Act. Generally, an eligible security is a security that (i) is denominated in U. S. dollars and has a remaining maturity of 13 months or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations (“NRSROs”) or, if only one NRSRO has issued a rating, by that NRSRO (the “Requisite NRSROs”), or is unrated and deemed to be of comparable quality to a rated security, as determined by Western Asset Management Company, the funds’ subadviser (the “Subadviser”); and (iii) has been determined by the Subadviser to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the funds will maintain a dollar-weighted average portfolio maturity of 90 days or less. The NRSROs currently designated as such by the Securities and Exchange Commission (the “SEC”) are the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), Fitch, Inc., Dominion Bond Rating Service Ltd. and A.M. Best Company, Inc. A description of the ratings of certain NRSROs appears in Appendix A.

Except to the limited extent permitted by Rule 2a-7 and except for U.S. Government Securities (as defined below), each of Money Fund and Municipal Fund will not invest more than 5% of its total assets in the securities of any one issuer, except when the securities are subject to demand features and/or guarantees that meet the requirements of Rule 2a-7. To ensure adequate liquidity, no fund may invest more than 10% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days and time deposits that

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mature in more than two business days. Because the funds are typically used as cash management vehicles, they intend to maintain a high degree of liquidity. The Subadviser determines and monitors the liquidity of portfolio securities under the supervision of the Trustees.

If the funds acquire securities that are unrated (other than U.S. Government Securities, as defined below), the acquisition must be approved under procedures adopted by the Board of Trustees.

Under Rule 2a-7, each fund may invest more than 5% (but no more than 25%) of the then-current value of its total assets in the securities of a single issuer for a period of up to three business days, provided that (a) the securities either are rated by the Requisite NRSROs in the highest short-term rating category or are securities of issuers that have received such rating with respect to other short-term debt securities or are comparable unrated securities, and (b) the fund does not make more than one such investment at any one time.

Pursuant to Rule 2a-7, each fund invests in “first-tier” securities. First-tier securities are U.S. Government Securities, shares of other money market funds, and securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest short-term rating category by the Requisite NRSROs, or are unrated and of comparable quality to a rated security. In addition, a fund may invest in Eligible Securities that have not received the highest rating from the Requisite NRSROs and comparable unrated securities (“Second-Tier Securities” as defined in Rule 2a-7). A fund may not invest in a Second-Tier Security (in the case of Municipal Fund, second tier conduit securities), if immediately after the acquisition thereof the fund would have invested more than (i) the greater of one percent of its total assets or $1,000,000 in Second-Tier Securities (in the case of Municipal Fund, second tier conduit securities) issued by that issuer, or (ii) five percent of its total assets in Second-Tier Securities (in the case of Municipal Fund, second tier conduit securities).

U.S. Government Securities. Each fund may invest in securities issued or guaranteed by the U.S. Government or one of its agencies, authorities or instrumentalities (“U.S. Government Securities”). Securities in which the funds may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. Government, including the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, none of the funds will invest in obligations issued by an instrumentality of the U.S. Government unless the Subadviser determines that the instrumentality’s credit risk does not make its securities unsuitable for investment by the fund.

Ratings as Investment Criteria. In general, the ratings of NRSROs represent the opinions of those organizations as to the quality of the securities that they rate. It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be used by the funds as initial criteria for the selection of portfolio securities, but the Subadviser must determine that the securities present minimal credit risk.

Subsequent to the purchase of a particular security by a fund, its rating may be reduced below the minimum required for purchase by the fund or the issuer of the security may default on its obligations with respect to the security. In that event, the fund will dispose of the security as soon as practicable, consistent with achieving an orderly disposition of the security, unless the Trustees determine that disposal of the security would not be in the best interest of the fund. In addition, it is possible that a security may cease to be rated or an NRSRO might not timely change its rating of a particular security to reflect subsequent events. Neither of these events will necessarily require the sale of the security by the fund, but the Trustees will promptly consider such event in their determination of whether the fund should continue to hold the security. In addition, to the extent that the ratings

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change as a result of changes in such organizations or their rating systems, the fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies and Rule 2a-7 under the 1940 Act.

Repurchase Agreements. Each fund may engage in repurchase agreement transactions with banks which are issuers of instruments acceptable for purchase by such fund and with certain dealers listed on the Federal Reserve Bank of New York’s list of reporting dealers. Repurchase agreements are transactions in which a fund purchases securities (normally U.S. Government Securities) and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date, normally one to seven days later. The resale price reflects a market rate of interest that is not related to the coupon rate or maturity of the securities. If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The funds’ custodian holds the underlying collateral, which is maintained at not less than 100% of the repurchase price. The Subadviser, acting under the supervision of the Trustees, reviews the creditworthiness of those banks and dealers with which a fund enters into repurchase agreements to evaluate potential risks.

Pursuant to an exemptive order issued by the SEC, the funds, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government Securities. Securities that are collateral for repurchase agreements are financial assets subject to the funds’ entitlement orders through their securities accounts at their custodian bank until the agreements mature. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Reverse Repurchase Agreements; Borrowings: Each fund may enter into reverse repurchase agreements with respect to up to 10% of its assets. Reverse repurchase agreements are transactions in which a fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed-upon price on an agreed-upon future date. This technique, which may be considered a form of borrowing, will be used only for temporary or emergency purposes, such as meeting redemption requests. If a fund engages in reverse repurchase agreements, or otherwise borrows money, it will not purchase additional securities when outstanding borrowings exceed 5% of its assets.

Lending of Portfolio Securities. Each fund has the ability to lend securities from its portfolio to brokers, dealers and other financial organizations. Loans of portfolio securities by a fund will be collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. From time to time, a fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party lending agent.

By lending portfolio securities, a fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever portfolio securities are loaned: (a) the fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the fund must be able to terminate the loan at any time; (d) the fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities (e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; however, if a vote on a material event adversely affecting the investment occurs, the fund must terminate the loan and regain the right to vote the securities.

The funds do not currently intend to engage in securities lending.

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Floating Rate and Variable Rate Obligations. Each fund may purchase floating rate and variable rate obligations, including participation interests therein. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. Each fund may purchase floating rate and variable rate obligations that carry a demand feature that would permit the fund to tender them back to the issuer or remarketing agent at par value prior to maturity. Each fund currently is permitted to purchase floating rate and variable rate obligations with demand features in accordance with requirements established by the SEC, which, among other things, permit such instruments to be deemed to have remaining maturities of 13 months or less, notwithstanding that they may otherwise have a stated maturity in excess of 13 months. Securities with ultimate maturities of greater than 13 months may be purchased only pursuant to Rule 2a-7. Frequently, floating rate and variable rate obligations are secured by letters of credit or other credit support arrangements provided by banks. As determined by the Subadviser, under the supervision of the Trustees, the quality of the underlying creditor or of the bank, as the case may be, also must be equivalent to the quality standards set forth above. In addition, the Subadviser will monitor on an ongoing basis the earning power, cash flow and other liquidity ratios of the issuers of the obligations, and similarly will monitor the creditworthiness of the institution responsible for paying the principal amount of the obligation under the demand feature.

Participation Interests. The funds may invest in participation interests in any type of security in which the funds may invest. Each fund may invest in participation interests in floating rate or variable rate obligations owned by banks. A participation interest gives the purchaser an undivided interest in the obligation in the proportion that the fund’s participation interest bears to the total principal amount of the obligation and provides the demand repurchase feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank that the Subadviser, under the supervision of the Board of Trustees, has determined meets the prescribed quality standards of the fund. Each fund has the right to sell the instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the fund’s participation interest in the obligation, plus accrued interest. Each fund currently is permitted to invest in participation interests when the demand provision complies with conditions established by the SEC. Banks will retain or receive a service fee, letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the obligations over the negotiated yield at which the instruments were purchased by the fund. Although no ruling of the Internal Revenue Service has been secured relating to whether the interest paid on such instruments is exempt from regular federal income tax. Municipal Fund intends to purchase participation interests based upon opinions of counsel to the issuer that the interest thereon is not subject to regular federal income tax.

When-Issued Securities. Each fund may purchase securities on a when-issued basis, in which case delivery of and payment for the securities normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate to be received on the securities purchased on a when-issued basis are each fixed when the buyer enters into a commitment. Although each fund will purchase securities on a when-issued basis only with the intention of actually acquiring the securities, the fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

Securities purchased on a when-issued basis and the securities held in a fund’s portfolio are subject to changes in market value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which generally will result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a fund remains substantially fully invested at the same time it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the fund’s assets will vary from $1.00 per share. Interest will not accrue on fixed income securities purchased by a fund until delivery and payment for the securities take place. Purchasing securities on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction.

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If a fund agrees to purchase when-issued securities, a segregated account consisting of cash or other liquid securities held by the fund equal to the amount of the when-issued commitments will be established with the fund’s custodian. It may be expected that a fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover when-issued commitments than when it sets aside cash. When the time comes to pay for when-issued securities, the fund will meet its obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the fund’s payment obligations). Sales of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are not exempt from federal income tax. When a fund engages in when-issued transactions, it relies on the other party to consummate the trade. Failure of the seller (of the when-issued securities) to do so may result in the fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Municipal Leases. Money Fund and Municipal Fund may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sales contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt- issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The funds will purchase municipal leases subject to a non-appropriation clause only when the payment of principal and accrued interest is backed by an unconditional, irrevocable letter of credit or guarantee of a bank or other entity that meets the criteria described in the section “Obligations of Financial Institutions,” below.

In evaluating municipal lease obligations, the Subadviser will consider such factors as it deems appropriate, including: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue the appropriations of funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations that are imposed on the lease obligor’s ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then the Subadviser may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the fund.

Demand Features. The funds may invest in securities that are subject to puts and standby commitments, also known as demand features. Demand features give a fund the right to resell securities at specified periods prior to their maturity dates to the seller or to some third party at an agreed-upon price or yield. Securities with demand features may involve certain expenses and risks, including the inability of the issuer of the instrument to pay for the securities at the time the instrument is exercised, non-marketability of the instrument and differences between the maturity of the underlying security and the maturity of the instrument. Securities may cost more with demand features than without them. Demand features can serve three purposes: (i) to shorten the maturity of a variable or floating rate security, (ii) to enhance the instrument’s credit quality and (iii) to provide a source of liquidity. Demand features are often issued by third party financial institutions, generally domestic and foreign banks.

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Accordingly, the credit quality and liquidity of a fund’s investments may be dependent in part on the credit quality of the banks supporting the fund’s investments and changes in the credit quality of these financial institutions could cause losses to a fund and affect its share price. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support.

Money Fund

Money Fund pursues its objective by investing primarily in high quality commercial paper and obligations of financial institutions. The fund may also invest in U.S. Government Securities and municipal securities, although the fund expects to invest in such securities to a lesser degree.

Debt Securities. The fund may invest in debt obligations of domestic and foreign issuers, including commercial paper (short-term promissory notes issued by companies to finance their, or their affiliates’, current obligations), notes and bonds and variable amount master demand notes. The fund may invest in privately issued commercial paper that is restricted as to disposition under the federal securities laws. In general, any sale of this paper may not be made without registration under the Securities Act of 1933, as amended (the “1933 Act”), or the availability of an appropriate exemption therefrom. Pursuant to the provisions of Section 4(2) of the 1933 Act, however, some privately issued commercial paper (“Section 4(2) paper”) is eligible for resale to institutional investors, and accordingly the Subadviser may determine that a liquid market exists for that paper pursuant to guidelines adopted by the Board. If a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the 10% limitation on illiquid securities.

Bank Obligations. Domestic commercial banks organized under Federal law (“national banks”) are supervised and examined by the U.S. Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending upon the principal amount of certificates of deposit (“CDs”) of each bank held by the fund) and are subject to federal examination and to a substantial body of Federal law and regulation. As a result of government regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of Financial Institutions. The fund may invest in obligations of financial institutions. Examples of obligations in which the fund may invest include negotiable CDs, bankers’ acceptances and time deposits (“TDs”) of U.S. banks having total assets in excess of $1 billion or the equivalent of $1 billion in other currencies (in the case of foreign banks) and securities backed by letters of credit of U.S. banks or other U.S. financial institutions that are members of the Federal Reserve System or the FDIC (including obligations of foreign branches of such members), if either: (a) the principal amount of the obligation is insured in full by the FDIC, or (b) the issuer of such obligation has capital, surplus and undivided profits in excess of $100 million or total assets of $1 billion (as reported in its most recently published financial statements prior to the date of investment). Under current FDIC regulations, the maximum insurance payable as to any one CD is $100,000; therefore, CDs in denominations greater than $100,000 that are purchased by the fund will not be fully insured. Money Fund may invest up to 10% of its total assets in fixed TDs maturing from two business days to seven calendar days. Money Fund may also purchase fixed TDs maturing in more than seven calendar days but in less than one year, provided, however, that such fixed TDs shall be considered illiquid securities.

Money Fund may from time to time invest up to 100% of its assets in bank obligations, such as certificates of deposit, fixed time deposits, and bankers’ acceptances. Up to 25% of the fund’s assets may be invested at any time in dollar-denominated obligations of foreign banks, and all of the fund’s assets may be invested at any time in obligations of domestic banks, as that term has been interpreted by the Securities and Exchange Commission (the “SEC”). Under SEC interpretations, a U.S. branch of a foreign bank may be considered a domestic bank if

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the U.S. branch of the foreign bank is subject to the same regulation as a U.S. bank. Likewise, a non-U.S. branch of a U.S. bank may be considered a domestic bank if the investment risk associated with investing in instruments issued by the non-U.S. branch is the same, in the opinion of the Subadviser, as that of investing in instruments issued by the branch’s domestic parent. Money Fund may invest in instruments issued by domestic banks, including those issued by their branches outside the United States and subsidiaries located in Canada, and in instruments issued by foreign banks through their branches located in the United States and the United Kingdom. In addition, Money Fund may invest in fixed time deposits of foreign banks issued through their branches located in Grand Cayman Island, Nassau, Tokyo and Toronto. The fund may also invest in Eurodollar and Yankee bank obligations.

Obligations of foreign branches of domestic banks and of foreign branches of foreign banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to a specific percentage of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by domestic branches of foreign banks or by foreign branches of foreign banks, the Manager will carefully evaluate such investments on a case-by-case basis.

Eurodollar or Yankee Obligations. Eurodollar bank obligations are dollar denominated CDs or TDs issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

U.S. Government Securities. The fund may invest without limit in U.S. Government Securities as described below under “Government Fund.”

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Municipal Securities. The fund may invest in obligations of states, territories or possessions of the United States and their subdivisions, authorities and corporations as described below under “Municipal Fund.” Although these obligations may pay interest that is excluded from gross income for regular federal income tax purposes, dividends paid by the Money Fund attributable to tax-exempt interest will not be excluded from the gross income of shareholders, unlike those paid by the Municipal Fund.

Custodial Receipts. Money Fund may acquire custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government notes or bonds. These notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including “Treasury Receipts,” “Treasury Investors Growth Receipts” (“TIGRs”), “Certificates of Accrual on Treasury Securities” (“CATS”) and FICO Strips. The underwriters of these certificates or receipts purchase a U.S. Government Security (as defined above) and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government Security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government Securities but are not U.S. Government Securities. Although typically under the terms of a custodial receipt the Money Fund is authorized to assert its rights directly against the issuer of the underlying obligation, Money Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, Money Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if Money Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a nontaxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

Asset-Backed and Receivable-Backed Securities. Money Fund may invest in asset-backed and receivable-backed securities. Several types of asset-backed and receivable-backed securities have been offered to investors, including “Certificates for Automobile Receivables” (“CARs”) and interests in pools of credit card receivables. CARs represent undivided fractional interests in a trust, the assets of which consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs are passed through monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARs may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the availability of deficiency judgments following such sales, because of depreciation, damage or loss of a vehicle, because of the application of federal and state bankruptcy and insolvency laws or other factors. As a result, certificate holders may experience delays in payment if the letter of credit is exhausted. Consistent with the fund’s investment objective and policies and subject to the review and approval of the Trust’s Board of Trustees, the fund also may invest in other types of asset-backed and receivable-backed securities.

Participation Interests. Money Fund may purchase participation interests in loans with remaining maturities of 13 months or less. These loans must be made to issuers in whose obligations the fund may invest. Any participation purchased by the fund must be issued by a bank in the United States with assets exceeding $1 billion. Because the issuing bank does not guarantee the participation in any way, the participation is subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for the fund to assert through the issuing bank such rights as may exist against the underlying corporate borrower, in the event the underlying corporate borrower fails to pay principal and interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation, such as commercial paper, of the borrower. Moreover, under the terms of the loan participation, the fund may be regarded as a creditor of the issuing bank, rather than of the underlying corporate borrower, so that the fund may also be subject to the risk

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that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation may be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participation interests is limited and any participation interest may be regarded as illiquid.

Government Fund

Government Fund pursues its objective by investing exclusively in short-term obligations issued and/or guaranteed, as to payment of principal and interest, by the United States Government or by its agencies and instrumentalities and repurchase agreements secured by such obligations. Pursuant to Rule 35d-1 under the 1940 Act, under normal conditions the fund must invest at least 80% of its net assets in these securities. Although this investment policy may be changed without stockholder approval, Government Fund will provide its shareholders with at least 60 days’ prior notice of any change in this 80% policy. Government Fund may be rated from time to time by S&P and Moody’s.

U.S. Government Securities. U.S. Government Securities include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and include, for the purpose of describing permitted investments, repurchase agreements collateralized by and municipal securities refunded with escrowed U.S. Government Securities. U.S. Government Securities in which the fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those guaranteed by the Small Business Administration or issued by the GNMA. In addition, U.S. Government Securities in which the fund may invest include securities supported by the right of the issuer to borrow from the U.S. Treasury, such as securities of Federal Home Loan Banks, and securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government.

Municipal Fund

As a matter of fundamental policy, under normal market conditions Municipal Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in high quality, short-term investment grade municipal securities the interest on which is exempt from regular federal income taxes. However, the fund reserves the right to invest up to 20% of the value of its assets in securities the interest on which is subject to regular federal income tax. In addition, the fund may invest without limit in private activity bonds. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a federal alternative minimum tax to the extent the fund’s dividends are derived from interest on these bonds. These private activity bonds are included in the term “municipal securities” for purposes of determining compliance with the 80% test described above. Dividends derived from interest income on all municipal securities are a component of the “current earnings” adjustment item for purposes of the federal corporate alternative minimum tax.

Description of Municipal Securities. Municipal securities in which Municipal Fund may invest are short-term debt obligations of states, cities, counties, municipalities, municipal agencies and regional districts (generally referred to as “municipalities”) that pay interest that is excluded from gross income for regular federal income tax purposes (“Municipal Obligations”). The three principal classifications of municipal securities are Municipal Bonds, Municipal Commercial Paper and Municipal Notes.

At times, the fund may invest more than 25% of the value of its total assets in tax-exempt securities that are related in such a way that an economic, business, or political development or change affecting one such security

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could similarly affect the other securities, such as, for example, securities whose issuers are located in the same state, or securities, the interest on which is derived from revenues of similar type projects. The fund may also invest more than 25% of its assets in industrial development bonds or participation interests therein.

Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. The achievement of the fund’s investment objective is dependent in part on the continuing ability of the issuers of municipal securities in which the fund invests to meet their obligations for the payment of principal and interest when due. Issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978, as amended. Therefore, the possibility exists that as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

Municipal Bonds. Municipal Bonds, which generally have a maturity of more than one year when issued, have two principal classifications: General Obligation Bonds and Revenue Bonds. A private activity bond is a particular kind of Revenue Bond. The classifications of Municipal Bonds and private activity bonds are discussed below.

1. General Obligation Bonds. The proceeds of these obligations are used to finance a wide range of public projects including construction or improvement of schools, highways and roads, and water and sewer systems. General Obligation Bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest.

2. Revenue Bonds. Revenue Bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a Revenue Bond is generally the net revenues derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer’s obligations. Some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund.

3. Private Activity Bonds. Private activity bonds are considered Municipal Bonds if the interest paid on them is excluded from gross income for regular federal income tax purposes and are issued by or on behalf of public authorities to raise money to finance, for example, various privately operated facilities for manufacturing and housing. These bonds also are used to finance facilities such as airports, docks, wharves and mass commuting facilities. The payment of the principal and interest on these bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Municipal Commercial Paper. Issues of Municipal Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or are refinanced with long-term debt. These obligations generally have maturities of 13 months or less. In most cases, Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

1. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

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3. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds provide the money for the repayment of the Notes.

4. Construction Loan Notes. Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the GNMA to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan. Municipal Fund will purchase only Construction Loan Notes that are subject to GNMA or bank purchase commitments.

There are a number of other types of Municipal Commercial Paper issued for specified purposes and secured in manners that may vary from those described above.

Taxable Investments. As discussed above, although the fund will attempt to invest substantially all of its assets in municipal securities, the fund may, under certain circumstances, invest in certain securities the interest on which is subject to regular federal income tax. These securities include: (i) short-term obligations of the U.S. Government, its agencies or instrumentalities, (ii) CDs, bankers’ acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and whose deposits are insured by the FDIC, (iii) commercial paper and (iv) repurchase agreements covering any of the securities described in items (i) and (iii) above or any other obligations of the U.S. Government, its agencies or instrumentalities. Income from securities lending transactions is also taxable. Situations in which Municipal Fund may invest up to 20% of its total assets in taxable securities include: (a) pending investment of proceeds of sales of fund shares or of portfolio securities, (b) pending settlement of purchases of portfolio securities or (c) when the fund is attempting to maintain liquidity for the purpose of meeting anticipated redemptions. The fund temporarily may invest more than 20% of its total assets in taxable securities to maintain a defensive posture when, in the opinion of the Subadviser, it is advisable to do so because of adverse market conditions affecting the market for municipal securities.

Purchase of Securities with Stand-By Commitments. Municipal Fund may acquire stand-by commitments with respect to municipal securities held in its portfolio. Under a stand-by commitment, a broker-dealer, dealer or bank would agree to purchase at the fund’s option a specified municipal security at a specified price. Thus, a stand-by commitment may be viewed as the equivalent of a “put” option acquired by the fund with respect to a particular municipal security held in the fund’s portfolio.

The amount payable to Municipal Fund upon its exercise of a stand-by commitment normally would be (a) the acquisition cost of the municipal security (excluding any accrued interest the fund paid on the acquisition), less any amortization of market premium or plus any amortization of market or original issue discount during the period the fund owned the security, plus (b) all interest accrued on the security since the last interest payment date during the period that the security was owned by the fund. Absent unusual circumstances, the fund would value the underlying municipal security at amortized cost. As a result, the amount payable by the broker-dealer, dealer or bank during the time a stand-by commitment is exercisable would be substantially the same as the value of the underlying municipal security.

Municipal Fund’s right to exercise a stand-by commitment would be unconditional and unqualified. Although the fund could not transfer a stand-by commitment, the fund could sell the underlying municipal security to a third party at any time. It is expected that stand-by commitments generally will be available to the fund without the payment of any direct or indirect consideration. The fund may pay for stand-by commitments, however, if such action is deemed necessary. In any event, the total amount paid for outstanding stand-by commitments held by the fund would not exceed  1/2 of 1% of the value of the fund’s total assets calculated immediately after each stand-by commitment is acquired.

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Municipal Fund intends to enter into stand-by commitments only with broker-dealers, dealers or banks that the Subadviser believes present minimum credit risks. The fund’s ability to exercise a stand-by commitment will depend on the ability of the issuing institution to pay for the underlying securities at the time that the stand-by commitment is exercised. The credit of each institution issuing a stand-by commitment to the fund will be evaluated on an ongoing basis by the Subadviser in accordance with procedures established by the Board of Trustees.

Municipal Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation of the underlying municipal security, which will continue to be valued in accordance with the amortized cost method. Each stand-by commitment will be valued at zero in determining net asset value. If the fund pays directly or indirectly for a stand-by commitment, its costs will be reflected in realized gain or loss when the commitment is exercised or expires. The maturity of a municipal security purchased by the fund will not be considered shortened by any stand-by commitment to which the obligation is subject. Thus, stand-by commitments will not affect the dollar-weighted average maturity of the fund’s portfolio.

Municipal Fund understands that the Internal Revenue Service (“IRS”) has issued a revenue ruling to the effect that, in specific factual circumstances, a registered investment company will be treated for federal income tax purposes as the owner of municipal securities acquired subject to a stand-by commitment and the interest on the municipal securities will be tax-exempt to the fund. There can be no assurance that all of the fund’s stand-by commitments will be factually the same as those described in this ruling or governed by its conclusions.

Municipal Leases. The fund may invest in municipal leases or participation interests therein. Municipal leases are municipal securities that may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities.

Lease obligations may not be backed by the issuing municipality’s credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payment on an annual basis, which may result in termination of the lease and possible default. The Subadviser may determine that a liquid market exists for municipal lease obligations pursuant to guidelines established by the Board of Trustees.

Derivative Products. Municipal Fund may invest up to 20% of the value of its assets in one or more of the three principal types of derivative product structures described below. Derivative products are typically structured by a bank, broker-dealer or other financial institution. A derivative product generally consists of a trust or partnership through which the fund holds an interest in one or more underlying bonds coupled with a conditional right to sell (“put”) the fund’s interest in the underlying bonds at par plus accrued interest to a financial institution (a “Liquidity Provider”). Typically, a derivative product is structured as a trust or partnership that provides for tax-exempt income on the bonds to be passed-through to the holders of the derivative product. There are currently three principal types of derivative structures: (1) “Tender Option Bonds,” which are instruments which grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) “Swap Products,” in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty that agrees to pay a floating municipal money market interest rate; and (3) “Partnerships,” which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement.

Investments in derivative products raise certain tax, legal, regulatory and accounting issues that may not be presented by investments in other municipal obligations. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the fund. For example, the tax-exempt treatment of the interest paid to holders of derivative products is premised on the legal conclusion that the holders of such

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derivative products have an ownership interest in the underlying bonds. While the fund receives an opinion of legal counsel to the issuer to the effect that the income from each derivative product is tax-exempt to the same extent as the underlying bond, the IRS has not issued a ruling on this subject. If the IRS issues an adverse ruling, there is a risk that the interest paid on such derivative products would be deemed taxable.

The fund intends to limit the risk of derivative products by purchasing only those derivative products that are consistent with the fund’s investment objective and policies. The fund will not use such instruments to leverage securities. Hence, derivative products’ contributions to the overall market risk characteristics of the fund will not materially alter its risk profile and will be fully consistent with the fund’s maturity guidelines.

Commodities Exchange Act Registration

Each fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the funds, from registration as a “commodity pool operator” with respect to each fund under the Commodity Exchange Act, and therefore, are not subject to registration or regulation with respect to each fund under the Commodity Exchange Act.

RISK FACTORS

Although each fund invests only in high quality money market instruments, an investment in a fund is subject to risk even if all securities in a fund’s portfolio are paid in full at maturity. Specifically, all money market instruments, including U.S. Government Securities, can change in value as a result of changes in interest rates, the issuer’s actual or perceived creditworthiness or the issuer’s ability to meet its obligations.

Each fund will be affected by general changes in interest rates which will result in increases or decreases in the value of the obligations held by such fund. The market value of the obligations in each fund can be expected to vary inversely to changes in prevailing interest rates. Investors should recognize that, in periods of declining interest rates, the yield of each fund will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the yield of each fund will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to each fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the fund, thereby reducing the current yield of the fund. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which the funds will invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity and safety and longer maturities.

Investments in securities issued by foreign banks or foreign issuers present certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions and reduced availability of public information. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements applicable to domestic issuers. In addition, there may be less publicly available information about a foreign bank than about a domestic bank.

INVESTMENT POLICIES

Each fund has adopted the following fundamental and non-fundamental investment policies. Fundamental investment policies may not be changed with respect to a fund without approval by holders of a majority of the outstanding voting securities of the fund, which as used in this SAI means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the fund are present or represented by proxy,

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or (ii) voting securities representing more than 50% of the voting power of the fund. The term “voting securities” as used in this paragraph has the same meaning as in the 1940 Act.

If a percentage restriction described below is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Fundamental Investment Policies

Each fund’s fundamental policies are as follows:

(1) Each fund may not borrow money except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2) Each fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3) Each fund may lend money or other assets to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4) Each fund may not issue senior securities except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5) Each fund may not purchase or sell real estate except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6) Each fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, each fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry, except that each fund may invest without limit in obligations issued by banks.

(8) Under normal circumstances, Municipal Fund must invest at least 80% of the value of its net assets plus any borrowings for investment purposes in municipal securities or other instruments with similar economic characteristics whose interest is exempt from regular federal income taxes.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be

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borrowing and thus subject to the 1940 Act restrictions. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. The policy in (1) above will be interpreted to permit a fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Rule 2a-7 under the 1940 Act may limit a fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act. Rule 2a-7 under the 1940 Act may limit a fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans. Rule 2a-7 under the 1940 Act may limit a fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies,

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because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin. Rule 2a-7 under the 1940 Act may limit a fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a money market fund’s purchases of illiquid securities to 10% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities. Rule 2a-7 under the 1940 Act may limit a fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a money market fund’s purchases of illiquid securities to 10% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities. Rule 2a-7 under the 1940 Act may limit a fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The SEC has taken the position that money market funds may reserve the right to invest without limit in obligations of domestic banks without being deemed to concentrate their investments. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries. Currently, neither Government Fund nor Municipal Fund has any intention of purchasing or concentrating in banking obligations.

Each fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to

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interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

The identification of the issuer of a Municipal Obligation depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of a private activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then the non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

Non-Fundamental Investment Policies

Each fund has adopted the following non-fundamental investment policies that may be changed by the Trustees of the Trust without shareholder approval:

(1) A fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of the fund’s net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable (“illiquid securities”). The Trustees or the Subadviser acting pursuant to authority delegated by the Board may determine that a readily available market exists for certain securities such as securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

(2) A fund may not invest in the securities of another investment company except in connection with a merger, consolidation, reorganization or acquisition of assets.

(3) A fund may not purchase securities on margin, or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

(4) A fund may not invest more than 5% of the value of its total assets in the securities of any issuer that has conducted continuous operations for less than three years, including operations of predecessors, except that this shall not affect the fund’s ability to invest in U.S. Government Securities, fully collateralized debt obligations, municipal securities, securities that are rated by at least one NRSRO and securities guaranteed as to principal and interest by an issuer in whose securities the fund could invest.

(5) A fund may not pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

(6) A fund may not invest directly in interests in oil and gas or interests in other mineral exploration or development programs or leases; however, the fund may own debt securities of companies engaged in those businesses.

(7) A fund may not invest in companies for the purpose of exercising control of management.

Diversification

Each fund is currently classified as a diversified fund under the 1940 Act. This means that the funds may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies

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or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of a fund’s total assets would be invested in securities of that issuer, or (b) a fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the funds can invest more than 5% of its assets in one issuer. Under the 1940 Act, a fund cannot change its classification from diversified to non-diversified without shareholder approval.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of Money Fund and Government Fund is determined as of 4:00 pm, Eastern time, on each day that the New York Stock Exchange (“NYSE”) is open. The net asset value per share of Municipal Fund is determined as of 12:00 noon, Eastern time, on each day that the NYSE is open. The net asset value per share of each fund is determined by dividing the fund’s net assets attributable to the class (i.e., the value of its assets less liabilities) by the total number of shares of the class outstanding. The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

Each fund uses the “amortized cost method” for valuing portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method of valuation of the fund’s securities involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates or changes of the issuer’s creditworthiness on the market value of the instrument. While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument. During such periods the yield to investors in the fund may differ somewhat from that obtained from a similar company that uses mark-to-market values for all its portfolio securities. The purpose of this method of valuation is to attempt to maintain a constant net asset value per share, and it is expected that the price of the fund’s shares will remain at $1.00 per share; however, shareholders should be aware that despite procedures that will be followed to have a stabilized price, including maintaining a maximum dollar-weighted average portfolio maturity of 90 days or less and investing in securities with remaining maturities of only 13 months or less, there can be no assurance that at some future date there will not be a rapid change in prevailing interest rates, a default by an issuer or some other event that could cause the fund’s price per share to change from $1.00.

PURCHASE OF SHARES

Purchases of fund shares may be made directly through PFPC Inc. (“PFPC”) or through a broker-dealer, financial intermediary, financial institution or a Distributor’s financial advisor that has entered into an agreement to sell fund shares (each called a “Service Agent”). Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the transfer agent, PFPC, are not subject to a maintenance fee. The Trust reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Class A shares of Money Fund, Government Fund and Municipal Fund are available for purchase by any investor. Class B shares are available for purchase by financial institutions on behalf of fiduciary, agency or custody accounts.

The minimum initial investment for each fund and class is $1,000,000, except the minimum initial investment amount for each account managed or advised by an investment advisory subsidiary of Legg Mason is $50,000. Each additional investment must be no less than $50.

The issuance of shares of a fund is recorded on the books of the Trust, and, to avoid additional operating costs and for investor convenience, stock certificates will no longer be issued. If you currently hold share certificates of a fund, such certificates will continue to be honored.

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The Trust’s shares are sold continuously at their net asset value next determined after a purchase order is received and becomes effective. A purchase order becomes effective when PFPC or a Service Agent receives, or converts the purchase amount into, federal funds (i.e., monies of member banks within the Federal Reserve System) that are in the client’s brokerage account at the Service Agent before the fund’s close of business. When orders for the purchase of Trust shares are paid for in federal funds, or are placed by an investor with sufficient federal funds or cash balance in the investor’s brokerage account with the Service Agent, the order becomes effective on the day of receipt if the order is received prior to noon (Eastern time), which is the close of business with respect to orders for Municipal Fund, or 4:00 p.m. (Eastern time), which is the close of business with respect to orders for Money Fund and Government Fund, on any day the Trust calculates its net asset value. Except as described below, purchase orders received after the close of business or with respect to which federal funds are not available, or when orders for the purchase of shares paid for other than in federal funds, will not be accepted and a new purchase order must be submitted on the next day the Trust calculates the fund’s net asset value. On days a fund closes early (as described in the funds’ prospectuses), purchase orders received after the fund’s close will be processed the next business day. Shares purchased begin to accrue income dividends on the business day the purchase order becomes effective.

EXCHANGE PRIVILEGE

Shareholders of a fund may exchange their shares for shares of any other fund on the basis described below. To qualify for the exchange privilege, a shareholder must exchange shares with a current value of at least $1,000. Under the exchange privilege, each of the funds offers to exchange its shares for shares of any other fund, on the basis of relative net asset value per share. Since all of the funds seek to maintain a constant $1.00 net asset value per share, it is expected that any exchange with those funds would be on a share-for-share basis. If in utilizing the exchange privilege the shareholder exchanges all of its shares of a fund, all dividends accrued on such shares for the month to date will be invested in shares of the fund into which the exchange is being made. An exchange between funds pursuant to the exchange privilege is treated as a potentially taxable transaction for shareholders for federal income tax purposes.

To exercise the exchange privilege, shareholders should contact PFPC or their Service Agent, who will advise the applicable fund of the exchange. A shareholder may make exchanges by telephone, provided that (i) the shareholder has elected the telephone exchange option on the account application, (ii) the registration of the account for the new fund will be the same as for the fund from which it is exchanged, and (iii) the shares to be exchanged are not in certificate form. To make exchanges by telephone, a shareholder should call (800) 451-2010. The shareholder should provide identification and the account number and give the name of the fund into which the shareholder wishes to make the exchange, and the name of the fund and class and number of shares the shareholder wishes to exchange. The shareholder also may write to PFPC requesting that the exchange be effected. Such letter must be signed exactly as the account is registered with signature(s) guaranteed by a commercial bank that is a member of the FDIC, a trust company or a member firm of a domestic securities exchange. The Trust reserves the right to require a properly completed exchange application.

These exchange privileges may be modified or terminated at any time.

REDEMPTION OF SHARES

Shareholders may redeem their shares without charge on any day the Trust calculates its net asset value. Redemption requests received in proper form prior to 4:00 p.m. (noon, in the case of Municipal Fund), Eastern time, are priced at the net asset value as next determined. Redemption requests received after 4:00 p.m. (noon, in the case of Municipal Fund), Eastern time, will not be accepted and a new redemption request must be submitted on the following day that the Trust calculates its net asset value, except that on days when a fund closes early (as described in the funds’ prospectuses). Redemption requests must be made through a Service Agent, except that

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shareholders who purchased shares of the Trust through PFPC may also redeem shares directly through PFPC. A shareholder desiring to redeem shares represented by certificates also must present the certificates to a Service Agent or PFPC endorsed for transfer (or accompanied by an endorsed stock power), signed exactly as the shares are registered. Redemption requests for shares represented by certificates will not be deemed received until certificates are received by PFPC in proper form.

Shares held at a Service Agent A redemption request received by an applicable Service Agent in proper form before 4:00 p.m. (noon, in the case of Municipal Fund), Eastern time, will not earn a dividend on the day the request is received and redemption proceeds will be credited to a shareholder’s account on the same day.

Shares held at PFPC A shareholder who purchases shares of the Trust directly through PFPC may redeem shares through PFPC in the manner described under “Expedited Redemption Procedures” and “Ordinary Redemption Procedures.”

Expedited Redemption Procedures

Shareholders meeting the requirements stated below may initiate redemptions by submitting their redemption requests by telephone at 800-451-2010 or by mail to PFPC and have the proceeds sent by a federal funds wire to a previously designated bank account. A redemption request received prior to 4:00 p.m. (noon, in the case of Municipal Fund), Eastern time will not earn a dividend on the day the request is received and payment will be made in federal funds wired on the same business day. If an expedited redemption request for which the redemption proceeds will be wired is received after 4:00 p.m. (noon, in the case of Municipal Fund) Eastern time, and prior to the close of regular trading on a day on which PFPC is open for business, the redemption proceeds will be wired on the next business day following the redemption request that PFPC is open for business. A redemption request received after 4:00 p.m. (noon, in the case of Municipal Fund), Eastern time, will earn a dividend on the day the request is received. If an expedited redemption request is received after the regular close of trading on the NYSE or on a day that a Service Agent or PFPC is closed, the redemption proceeds will be wired on the next business day following receipt of the redemption request. Therefore, a redeeming shareholder will receive a dividend on the day the request is received, but not on the day that shares are redeemed out of the shareholder’s account.

Neither the funds nor their agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. In this regard, the transfer agent and Shareholder Services each will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions and exchanges are not available for shares for which certificates have been issued.

To utilize the expedited redemption procedure, all shares must be held in non-certificate form in the shareholder’s account. In addition, an account application with the expedited section properly completed must be on file with PFPC before an expedited redemption request is submitted. This form requires a shareholder to designate the bank account to which its redemption proceeds should be sent. Any change in the bank account designated to receive the proceeds must be submitted in proper form on a new account application with signature guaranteed. In making a telephone redemption request, a shareholder must provide the shareholder’s name and account number, the dollar amount of the redemption requested, the name of the fund and class, and the name of the bank to which the redemption proceeds should be sent. If the information provided by the shareholder does not correspond to the information on the application, the transaction will not be approved. If, because of unusual circumstances, a shareholder is unable to contact PFPC at the telephone number listed in the prospectuses to make an expedited redemption request, the shareholder may contact his or her Service Agent to effect such a redemption, or request redemption in writing as described under “Ordinary Redemption Procedures” below.

Ordinary Redemption Procedures

If this method of redemption is used, the shareholder may submit his redemption request in writing to PFPC. A fund will make payment for shares redeemed pursuant to the ordinary redemption procedures by check sent to

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the shareholder at the address on such shareholder’s account application. Such checks will normally be sent out within one business day, but in no event more than three business days after receipt of the redemption request in proper form. If certificates have been issued representing the shares to be redeemed, prior to effecting a redemption with respect to such shares, PFPC must have received such certificates and a shareholder’s signature must be guaranteed by an “eligible guarantor institution,” as such term is defined by Rule 17Ad-15 under the 1934 Act, the existence and validity of which may be verified by PFPC through use of industry publications. A notary public is not an acceptable guarantor. In certain instances, PFPC may request additional documentation that it believes necessary to insure proper authorization, such as, but not limited to, trust instruments, death certificates, appointment of executor or administrator, or certificates of corporate authority. Shareholders with questions regarding proper documentation should contact PFPC.

MANAGEMENT, SUBADVISORY AND DISTRIBUTION AGREEMENTS,

SHAREHOLDER SERVICES PLAN AND OTHER SERVICES

Manager

Legg Mason Partners Fund Advisor, (“LMPFA” or the “Manager”) serves as investment manager to the funds, in each case pursuant to investment management agreements (each a “Management Agreement”) that were approved by the Board, including a majority of the Independent Trustees. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the funds and other Legg Mason-sponsored funds. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $945 billion.

The Manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing investments and effecting securities transactions for each applicable fund. The Management Agreements provide that the Manager may delegate the daily management of the securities of a fund to one or more subadvisers. The Manager performs administrative and management services necessary for the operation of the funds, such as: supervising the overall administration of the funds, including negotiation of contracts and fees with and the monitoring of performance and billings of the transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; maintaining the existence of the funds; maintaining the registration and qualification of the funds’ shares under federal and state laws; and arranging for the maintenance of books and records of each fund. Trustees, officers, and investors in the funds are or may be or may become interested in the Manager, as directors, officers, employees, or otherwise and directors, officers and employees of the Manager are or may become similarly interested in the funds.

Each Management Agreement has an initial term ending November 30, 2007. Thereafter, unless otherwise terminated, the Management Agreement with respect to a fund will continue indefinitely as long as such continuance is specifically approved at least annually by the fund’s Trustees or by a vote of a majority of the outstanding voting securities of such fund, and, in either case, by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

Each Management Agreement provides that the Manager may render services to others. Each Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by a fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund or by a vote of a majority of the fund’s Trustees, or by the Manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. The

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Management Agreement with each fund provides that neither the Manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the applicable fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

As compensation for investment management services, each fund pays the Manager a fee computed daily and paid monthly as a percentage of the fund’s average daily net assets, according to the following schedule:

Fund’s Fee Rate Average Daily Net Assets	Annual Advisory Fee Rate
First $1 billion	0.250%
Next $1 billion	0.225%
Next $3 billion	0.200%
Next $5 billion	0.175%
Over $10 billion	0.150%

Prior to August 1, 2006, Smith Barney Fund Management, Inc. (“SBFM”) served as the Manager of the funds. SBFM is also a wholly-owned subsidiary of Legg Mason.

For the fiscal year ended May 31, 2004, SBFM, each fund’s prior manager, waived management fees of $2,613,190, $548,542 and $1,507,845 for Money Fund, Government Fund and Municipal Fund, respectively. Absent these fee waivers, the management fees for the Class A shares would have been $10,212,829, $1,669,885 and $5,643,898 for Money Fund, Government Fund and Municipal Fund, respectively.

For the fiscal year ended May 31, 2005, SBFM waived management fees of $2,582,716, $708,363 and $1,535,367 for Money Fund, Government Fund and Municipal Fund, respectively. Absent these fee waivers, the management fees for the Class A shares would have been $8,888,904, $2,035,672 and $5,231,376 for Money Fund, Government Fund and Municipal Fund, respectively.

For the fiscal year ended May 31, 2006, SBFM waived management fees of $1,427,834, $643,074 and $1,206,385 for Money Fund, Government Fund and Municipal Fund, respectively. Absent these fee waivers, the management fees for the Class A shares would have been $9,186,049, $1,709,651 and $5,674,415 for Money Fund, Government Fund and Municipal Fund, respectively.

Subadviser

Western Asset Management Company (“Western Asset” or the “Subadviser”) provides the day-to-day portfolio management for each of the funds pursuant to Sub-Advisory Agreements that were approved by the Board of the funds, including a majority of the Independent Trustees. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2006, Western Asset’s total assets under management were approximately $403 billion. Western Asset is a wholly-owned subsidiary of Legg Mason.

Under each Sub-Advisory Agreement, subject to the supervision and direction of the Board and the Manager, the Subadviser manages a fund’s portfolio (or allocated portion thereof) in accordance with such fund’s stated investment objective(s) and policies, assists in supervising all aspects of the fund’s operations, make investment decisions for the fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the fund.

Each Sub-Advisory Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually with respect to a

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fund (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate the Sub-Advisory Agreement on 60 days’ written notice without penalty. The Manager or the Subadviser may terminate the Sub-Advisory Agreement on 90 days’ written notice without penalty. Each Sub-Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

As compensation for its sub-advisory services to the funds, the Manager will pay to Western Asset a fee equal to 70% of the management fee paid to LMPFA by each fund, net of expense waivers and reimbursements. Each Sub-Advisory Agreement went into effect on August 1, 2006.

Expenses

In addition to amounts payable under the Management Agreements and the Shareholder Services Plan (as discussed below), each fund is responsible for its own expenses, including, among other things interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund, if any; and the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Board members and employees; litigation expenses and any nonrecurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Board members and officers with respect thereto.

Management may agree to waive fees and/or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such waivers and/or reimbursements are described in the funds’ Prospectuses. The contractual and voluntary fee waivers and/ or reimbursements do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of a fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time.

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Distributors

Legg Mason Investor Services, LLC (“LMIS” or a “Distributor”), a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202; and Citigroup Global Markets Inc. (“CGMI” or a “Distributor”), an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013, serve as the funds’ distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (the “Distribution Agreements”). The Distribution Agreements went into effect on December 1, 2005. Prior to December 1, 2005, CGMI served as the funds’ distributor.

A Distributor’s obligation is an agency or “best efforts” arrangement under which the Distributor is required to take and pay only for such shares of each fund as may be sold to the public. A Distributor is not obligated to sell any stated number of shares.

Each Distribution Agreement is terminable with respect to a fund with or without cause, without penalty, on 60 days’ notice by the Trustees or by vote of holders of a majority of a fund’s outstanding voting securities, or, with respect to the Distribution Agreement with LMIS, on not less than 60 days’ written notice by LMIS, and, with respect to the Distribution Agreement with CGMI, generally on 90 days’ notice by CGMI. Unless otherwise terminated, each Distribution Agreement shall continue for successive annual periods so long as such continuance is specifically approved at least annually by (a) the Trustees, or (b) by a vote of a majority (as defined in the 1940 Act) of a fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Each Distribution Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act and the rules and regulations thereunder.

Shareholder Services Plan and Agreement

The Board of Trustees of the Trust, including a majority of the Independent Trustees, has approved a Shareholder Services Plan and related Servicing Agreement for Class B shareholders. Pursuant to the Shareholder Services Plan and related Servicing Agreement, each fund will pay a servicing agent a fee at the annual rate of 0.25% of the average daily net assets of the fund attributable to the Class B shares sold and not redeemed. The services provided to Class B shareholders under the Servicing Agreement may include: establishing and maintaining client accounts and records; processing dividend and distribution payments from a fund on behalf of clients; responding to client inquiries; providing subaccounting services with respect to shares owned beneficially by clients; assisting in processing purchase, exchange and redemption requests from clients and in placing such orders with a fund’s service contractors; assisting clients in changing dividend options, account designations and addresses; and providing such other services as the fund may reasonably request and permitted by applicable law.

For the fiscal years ended May 31, 2004, 2005 and 2006, there were no Class B shares of Money Fund, Government Fund or Municipal Fund outstanding. For fiscal years ended May 31, 2004, 2005 and 2006, Money Fund, Government Fund and Municipal Fund paid no service or distribution fees.

Service Organizations. Institutional investors who are purchasing shares on behalf of their customers, such as banks, savings and loan institutions and other financial institutions (“service organizations”), may purchase Class B shares. These shares are identical in all respects to Class A shares except that they bear certain additional service fees described in the Trust’s prospectus relating to Class B shares and enjoy certain exclusive voting rights on matters relating to these service fees.

The Trust will enter into an agreement with each service organization that purchases Class B shares to provide certain services to the beneficial owners of such shares. Such services include aggregating and

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processing purchase and redemption requests from customers and placing net purchase and redemption orders; processing dividend payments from the funds on behalf of their customers; providing information periodically to customers showing the positions in shares; arranging for bank wires; responding to customer inquiries relating to the services provided by the service organization and handling correspondence; and acting as shareholder of record and nominee. Under terms of the agreements, service organizations are required to provide to their customers a schedule of any fees that they may charge customers in connection with their investment in Class B shares.

Class A shares are sold to investors that have not entered into servicing agreements with the Trust in connection with their investments and who have met the investment minimum (See “Purchase of Shares”).

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the funds and their Manager, Subadviser and Distributors each have adopted codes of ethics that permit its respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the Codes of Ethics of the funds and their Manager, Subadviser and Distributors are on file with the SEC.

Proxy Voting Policies & Procedures

Although individual Trustees may not agree with particular policies or votes by the Manager or Subadvisers, the Board has delegated proxy voting discretion to the Manager and/or the Subadviser, believing that the Manager and/or the Subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the funds, as applicable, to the Subadviser through its contracts with the Subadviser. The Subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the funds. Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and a fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the funds as required for the funds to comply with applicable rules under the 1940 Act.

The Subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to a fund’s portfolio securities are voted and are attached as Appendix C to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-888-425-6432, (2) on the funds’ website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at http://www.sec.gov.

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PORTFOLIO TRANSACTIONS

The funds’ purchases and sales of portfolio securities usually are principal transactions. Portfolio securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases, and no such commissions have been paid by the funds during the past three fiscal years. The funds do not anticipate paying brokerage commissions. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

Allocation of transactions, including their frequency, to various dealers is determined by the Subadviser in its best judgment and in a manner deemed to be in the best interest of investors in the applicable fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price, although a fund may not necessarily be paying the lowest price available.

Effective December 1, 2005, CGMI is no longer an affiliated person of the funds under the Investment Company Act of 1940, as amended. As a result, the funds are permitted to execute transactions with CGMI or an affiliate of CGMI as agent (but not as principal) without the restrictions applicable to transactions with affiliated persons. However, the funds do not normally use an agent in executing portfolio transactions, and they will continue to be prohibited from engaging in portfolio transactions with CGMI or an affiliate of CGMI as principal. Similarly, the funds are permitted to purchase securities in underwritings in which CGMI or an affiliate of CGMI is a member without the restrictions imposed by certain rules of the Securities and Exchange Commission. The Manager’s use of CGMI or affiliates of CGMI as agent in portfolio transactions with the funds is governed by the funds’ policy of seeking the best overall terms available. No commissions on portfolio transactions were paid by any fund during the past three fiscal years ended May 31, 2004, 2005 and 2006 to the Manager or any affiliate at that time, of the Manager to CGMI or LMIS.

The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the funds may purchase securities that are offered in underwritings in which a Legg Mason affiliate participates. These procedures prohibit the funds from directly or indirectly benefiting a Legg Mason affiliate in connection with such underwritings. In addition, for underwritings where a Legg Mason affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

In certain instances there may be securities that are suitable as an investment for a fund as well as for one or more of the Subadviser’s other clients. Investment decisions for the funds and for the Subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment subadviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the funds. When purchases or sales of the same security for a fund and for other funds managed by the Subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

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As of May 31, 2006, Money Fund held the following securities issued by its regular brokers or dealers:

Name of Regular Broker/Dealer or Parent (Issuer)	Type of Security Owned D=debt E=equity	Value of any Securities Owned at end of current Period ($)
Money Fund
Deutsche Bank Securities LLC	D	$141,224,718
Banc of America Securities LLC	D	49,850,000
Credit Suisse First Boston Corp.	D	101,849,667
Goldman Sachs & Co.	D	100,000,000

Government Fund and Municipal Fund did not hold any securities of their regular broker/dealers as of May 31, 2006.

DISCLOSURE OF PORTFOLIO HOLDINGS

The funds’ Board of Trustees has adopted policies and procedures developed by LMPFA with respect to the disclosure of the funds’ portfolio securities and any ongoing arrangements to make available information about the funds’ portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about a fund’s portfolio holdings is in the best interests of such fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of the Manager, the fund’s distributors, or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding the fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a Legg Mason or the fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1. A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

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4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. A fund’s sector weightings, yield and duration, performance attribution (e.g. analysis of a fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees, and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither the funds, nor Legg Mason, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the funds’ Board.

The approval of the funds’ Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported to the funds’ Board at its next regularly scheduled meeting.

Currently, the funds do not disclose their portfolio holdings on a website, but may do so in the future.

Set forth below is a list, as of March 13, 2007, of those parties with whom LMPFA, on behalf of the funds, has authorized ongoing arrangements that include the release of portfolio holdings information, in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
State Street Bank & Trust Co., (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services, (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 days after quarter end
Lipper	Quarterly	25 days after quarter end
S&P	Quarterly	25 days after quarter end
Morningstar	Quarterly	25 days after quarter end
Vestek	Daily	None
Factset	Daily	None
The Bank of New York	Daily	None

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Portfolio holdings information for the funds may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 day
Callan	Quarterly	25 days after quarter end
Mercer	Quarterly	25 days after quarter end
eVestment Alliance	Quarterly	25 days after quarter end
CRA RogersCasey	Quarterly	25 days after quarter end
Cambridge Associates	Quarterly	25 days after quarter end
Marco Consulting	Quarterly	25 days after quarter end
Wilshire	Quarterly	25 days after quarter end
Informa Investment Services (Efron)	Quarterly	25 days after quarter end
CheckFree (Mobius)	Quarterly	25 days after quarter end
Nelsons Information	Quarterly	25 days after quarter end
Investors Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 business days following the end of a quarter
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 business days following the end of a quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 business days
Fitch	Monthly	6-8 business days
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 days after quarter end
Evaluation Associates	Quarterly	25 days after quarter end
Watson Wyatt	Quarterly	25 days after quarter end
S&P (Rating Agency)	Weekly Tuesday Night*	1 business day*
Moody’s	Weekly Tuesday Night*	1 business day*
Electra Information Systems	Daily	None
Sungard	Daily	None

*	For a money market fund, the frequency of the release of information to this recipient may be weekly and there may be no delay in the release of the information.

TAXES

The following is a summary of certain material U.S. federal tax considerations regarding the purchase, ownership and disposition of shares of the funds by U.S. persons, except as otherwise provided. This summary does not address all of the potential federal income tax consequences that may be applicable to the funds or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

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The Funds and Their Investments

Each fund will be treated as a separate taxpayer for U.S. federal income tax purposes and each fund intends to qualify to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”) each taxable year. To so qualify, a fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than a partnership that derives 90% of its income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting securities are held by the fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, a fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

If, in any taxable year, a fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund’s distributions, to the extent derived from the fund’s current or accumulated earnings and profits, will be taxable to shareholders as dividend income, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as tax-exempt interest. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a fund failed to qualify as a regulated investment company for a period greater than two taxable years, such fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on a fund to the extent it does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by a fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under- or

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over-distribution, as the case may be, from the previous year. Each fund anticipates that it will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax.

Foreign Investments. Interest or other income (including, in some cases, capital gains) received by a fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The funds will not be eligible to elect to treat any foreign taxes they pay as paid by their shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by a fund will reduce the return from the fund’s investments.

Taxation of U.S. Shareholders

Dividends and Distributions. Each fund declares a dividend from its net investment income daily on each day the NYSE is open to conduct business, and pays dividends monthly. If a shareholder redeems an account in full between monthly dividend payment dates, all dividends declared up to and including the date of liquidation will be paid along with the redemption proceeds. Dividends from net realized long-term capital gains, if any, will be distributed annually. The funds may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and capital gains in order to avoid federal excise tax liability. If a shareholder does not otherwise instruct, monthly income dividends and capital gain distributions will be reinvested automatically in additional shares of the same class at net asset value.

The per share amounts of dividends from net investment income on Class B shares may be lower than those of Class A shares, mainly as a result of the service fees applicable to the Class B shares. Capital gain distributions, if any, will be the same across both classes of fund shares.

Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31 provided such dividend is actually paid by the fund during January of the following calendar year.

Dividends of a fund’s net investment income (other than “exempt-interest dividends,” as discussed below) and net realized short-term capital gain from its current and accumulated earnings and profits are subject to federal income tax as ordinary income. Distributions, if any, of a fund’s net realized long-term capital gains that a fund designates as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of the length of time a shareholder has owned fund shares. Each fund expects that it generally will not earn or distribute any long-term capital gains. Distributions in excess of a fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets).

Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

Shareholders are required to pay tax on all taxable distributions, even if those distributions are automatically reinvested in additional shares. None of the dividends paid by the funds will qualify for the corporate dividends received deduction or as “qualified dividend income” for purposes of taxation at the rates generally applicable to long-term capital gains. Dividends consisting of interest from U.S. Government Securities may be exempt from state and local income taxes.

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Municipal Fund. Municipal Fund intends to satisfy conditions that will enable it to pay “exempt-interest dividends” to its shareholders. Exempt-interest dividends are dividends attributable to interest income received from Municipal Obligations and are generally not subject to regular Federal income taxes, although they may be considered taxable for certain state and local income tax purposes and may be subject to federal individual and corporate alternative minimum taxes.

The interest expense incurred by a shareholder on borrowing made to purchase or carry Municipal Fund shares is not deductible for U.S. federal income tax purposes to the extent related to the exempt-interest dividends received on such shares. If a shareholder receives exempt-interest dividends with respect to any share of Municipal Fund, and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by Municipal Fund that represents income derived from certain revenue or private activity bonds held by Municipal Fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by Municipal Fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of dividends and distributions from Municipal Fund may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal “branch profits” tax, or the federal “excess net passive income” tax.

Municipal Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts and nonequity options, are subject to special tax rules. All section 1256 contracts held by Municipal Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in Municipal Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by Municipal Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by Municipal Fund.

As a result of entering into swap contracts, Municipal Fund may make or receive periodic net payments. Municipal Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or ordinary loss, with such ordinary loss reducing net tax-exempt income and possibly being subject to limitations on deductibility, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year).

Municipal Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market, constructive sale or rules applicable to PFICs (as defined below) or partnerships or trusts in which Municipal Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to Municipal Fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. Municipal Fund

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may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

Dividends paid by Municipal Fund from interest income on taxable investments, net short-term capital gains and all, or a portion of, any gains realized from the sale or other disposition of certain market discount bonds are subject to federal income tax as ordinary income. Distributions, if any, from net long-term capital gains are taxable as long-term capital gains, regardless of the length of time a shareholder has owned fund shares.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference, if any, between the amount realized and his basis in his shares. A redemption of shares by a fund will be treated as a sale for this purpose. Because each fund seeks to maintain a constant net asset value per share, it is not expected that a shareholder would have gain or loss upon a sale of fund shares. However, the ability of the funds to maintain a constant net asset value per share is not guaranteed, so there may be some gain or loss upon a sale.

Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Backup Withholding. A fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s federal income tax liability.

Notices. Shareholders will receive, if appropriate, various written notices after the close of a fund’s taxable year regarding the federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxes. Distributions may also be subject to additional state, local and foreign tax depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to a fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company

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are not exempted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders

Dividends paid by a fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the fund. A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rates.

For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of a fund’s “qualified net interest income” (generally, a fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a fund’s “qualified short-term capital gains” (generally, the excess of a fund’s net short-term capital gain over the fund’s long-term capital loss for such taxable year). However, depending on its circumstances, a fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

The foregoing is only a summary of certain material federal income tax consequences affecting the funds and their shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund.

ADDITIONAL INFORMATION ABOUT THE TRUST

The Trust. The Certificate of Trust to establish Legg Mason Partners Institutional Trust (referred to in this section as the Trust) was filed with the State of Maryland on October 4, 2006. On the date of this SAI, each fund was redomiciled as a series of the Trust. Prior thereto, each fund was a series of CitiFunds Institutional Trust, a Massachusetts business trust.

Prior to reorganization of each fund as a series of CitiFunds Institutional Trust, each fund was a series of Smith Barney Institutional Cash Management Fund Inc., a Maryland corporation.

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Each fund is a series of the Trust, a Maryland business trust. A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the Trustees and the shareholders are determined by the Trustees as set forth in the Trust’s Declaration of Trust (referred to in this section as the Declaration). Some of the more significant provisions of the Declaration are described below.

Shareholder Voting. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

A fund is not required to hold an annual meeting of shareholders, but the funds will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration. The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or, employees of the Trust or that limits the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares. A fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. A fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a fund with identification required by law, or if a fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings. The Declaration specifically requires shareholders, upon demand, to disclose to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation.

Small Accounts. The Declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that

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may be set by the trustees from time to time. Alternately, the Declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes. The Declaration provides that the Trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of a fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability. The Declaration provides that shareholders are not personally liable for the obligations of the funds and requires the funds to indemnify a shareholder against any loss or expense arising from any such liability. In addition, the funds will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity of Trustee is not personally liable to any person other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. Further, a Trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a Trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the Trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The Declaration also permits the limitation of a Trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions. The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the funds’ Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the funds, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the funds. The Declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected funds must join in

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bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the funds in connection with the consideration of the demand, if in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the funds’ costs, including attorneys’ fees.

The Declaration further provides that the funds shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the funds are obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the funds be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

CERTAIN ADDITIONAL LEGAL MATTERS

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGMI”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested (including Smith Barney Institutional Cash Management Fund Inc.) and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, Salomon Brothers Asset Management Inc, SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Funds were not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

***

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On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the funds and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the funds (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

* * *

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Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the funds’ investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the funds or the ability of the funds’ investment manager and its affiliates to continue to render services to the funds under their respective contracts.

* * *

On September 16, 2005, the staff of the SEC informed SBFM and ClearBridge Asset Management Inc (formerly Salomon Brothers Asset Management Inc) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and ClearBridge Asset Management Inc for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or ClearBridge Asset Management Inc.

Although there can be no assurance, the funds’ manager believes that this matter is not likely to have a material adverse effect on the funds.

* * *

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting

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procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. It is uncertain when the court will decide the motion. No assurance can be given as to the outcome of this matter.

* * *

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Counsel

Bingham McCutchen LLP, 150 Federal Street, Boston, MA 02110, serves as counsel to the Trust.

Independent Registered Public Accounting Firm

KPMG LLP, independent registered public accounting firm, 345 Park Avenue, New York, NY 10154, has been selected to audit and report upon the funds’ financial statements and financial highlights for the fiscal year ending May 31, 2007.

Custodian and Transfer Agent

State Street Bank and Trust Company (the “custodian”), located at One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of each fund. Under its agreement with the Trust on behalf of the funds, the custodian holds each fund’s portfolio securities and keeps all necessary accounts and records. For its services, the custodian receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transaction charges. The assets of each fund are held under bank custodianship in compliance with the 1940 Act.

PFPC Inc. (“PFPC” or the “transfer agent”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as each fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distribution payable by the fund.

Annual Reports

The Trust sends to each shareholder a semi-annual report and an audited annual report, each of which includes a list of the investment securities held by the Trust at the end of the period covered. The Trust will furnish without charge a copy of the funds’ annual and semi-annual reports upon request by calling Shareholder Services at (800) 451-2010.

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FINANCIAL STATEMENTS

With respect to each fund, the audited financial statements of the fund’s predecessor (Statement of Assets and Liabilities as of May 31, 2006, Statement of Operations for the year ended May 31, 2006, Statements of Changes in Net Assets for the years ended May 31, 2005 and 2006, Financial Highlights for each of the years in the five-year period ended May 31, 2006, Notes to Financial Statements and Report of Independent Registered Public Accounting Firm), which are included in the funds’ Annual Report to Shareholders, are incorporated by reference into this Statement of Additional Information (filed on July 27, 2006; EDGAR Accession Number 0000914851-06-000262).

With respect to each fund, the financial statements of the fund’s predecessor (Statement of Assets and Liabilities as of November 30, 2006 (unaudited), Statement of Operations for the six months ended November 30, 2006 (unaudited), Statements of Changes in Net Assets for each of the six months ended November 30, 2006 (unaudited) and the year ended May 31, 2006, Financial Highlights for the six month period ended November 30, 2006 (unaudited) and each of the years in the five-year period ended May 31, 2006, and Notes to Financial Statements (unaudited), each of which is included in the Semi-Annual Report to Shareholders of the fund), are incorporated by reference into this SAI (filed on February 8, 2007; Accession Number 0001193125-07-023803).

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APPENDIX A — RATINGS OF MUNICIPAL OBLIGATIONS*

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal and Tax Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale. (Please refer to Corporate Equivalent Ratings under Policies and Procedures.)

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Municipal Long-Term Rating Definitions:

Aaa—Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa—Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A—Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa—Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba—Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B—Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa—Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca—Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C—Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal Short-Term Debt And Demand Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels— “MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA—An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial obligations is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C—A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard &

Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Notes:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

—Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

A-1—Short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2—Short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—Short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date. Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Commercial Paper:

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1—This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3—Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B—Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.

C—This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D—Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short-term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, “SP-1+/A-1+”).

Description of Fitch Ratings International Long-Term Credit Ratings:

International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB—Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, ‘B’ ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC—For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC—For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C—For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD—Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D—Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

International Short-Term Credit Ratings may also be referred to as “Short-Term Ratings.” The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1—Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3—Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B—Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C—High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D—Default. Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’: Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

APPENDIX B DESCRIPTION OF MUNICIPAL SECURITIES

Municipal Notes generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

1. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

3. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

4. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

5. Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

Municipal Bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

1. General Obligation Bonds are issued by such entities as states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer’s pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

2. Revenue Bonds in recent years have come to include an increasingly wide variety of types of Municipal Obligations. As with other kinds of Municipal Obligations, the issuers of Revenue Bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds, such as public housing or redevelopment authorities, and special districts, such as water, sewer or sanitary districts. Generally, Revenue Bonds are secured by the revenues or net revenues derived from a particular facility group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue Bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in Revenue Bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund.

In recent years, Revenue Bonds have been issued in large volumes for projects that are privately owned and operated (see below).

3. Private Activity Bonds are considered municipal bonds if the interest paid thereon is excluded from gross income for federal income tax purposes and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The

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payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

While, at one time, the pertinent provisions of the Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of projects qualifying under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing are expected to become increasingly limited.

Because of terminology formerly used in the Code, virtually any form of private activity bond may still be referred to as an “industrial development bond,” but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenue bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

Other Municipal Obligations, incurred for a variety of financing purposes, include municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, and are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Municipal Fund will purchase municipal leases subject to a non-appropriation clause only when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the prospectuses and this SAI.

Tax-exempt bonds are also categorized according to whether the interest on such bonds is or is not includible in the calculation of alternative minimum taxes imposed on individuals and corporations, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for federal income tax purposes. Due to the increasing complexity of Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

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APPENDIX C—Proxy Voting Policies and Procedures

Western Asset Management Company

Proxy Voting Policy

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients

(or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.